             As filed with the Securities and Exchange Commission on May 3, 2004
                                                Securities Act File No. 33-23512
                                        Investment Company Act File No. 811-5629

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM N-1A

           Registration Statement Under The Securities Act Of 1933 |X|

                        Pre-Effective Amendment No. |_|

                       Post-Effective Amendment No. 61 |X|

                                     and/or

       Registration Statement Under The Investment Company Act Of 1940 |X|

                              Amendment No. 61 |X|
                        (Check appropriate box or boxes)

                               ING INVESTORS TRUST
                 (Exact Name of Registrant Specified in Charter)

                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 992-0180

            Theresa K. Kelety                     With copies to:
                  ING                           Jeffrey S. Puretz, Esq.
      7337 E. Doubletree Ranch Road                   Dechert
          Scottsdale, AZ 85258                    1775 I Street, N.W.
(Name and Address of Agent for Service)          Washington, DC 20006

                            ------------------------

 It is proposed that this filing will become effective (check appropriate box):


|X| Immediately upon filing pursuant to paragraph (b)   |_| on pursuant to paragraph (b)

|_| 60 days after filing pursuant to paragraph (a)(1)   |_| on (date) pursuant to paragraph (a)(1)

|_| 75 days after filing pursuant to paragraph (a)(2)   |_| on _____ pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

|_| This post-effective amendment designated a new effective date for a previously filed post-effective amendment.


================================================================================

ING INVESTORS TRUST


PROSPECTUS
MAY 3, 2004


THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT INVESTMENTS IN THE ING LIFESTYLE PORTFOLIOS LISTED BELOW (EACH A "PORTFOLIO" AND COLLECTIVELY, THE "LIFESTYLE PORTFOLIOS"), WHICH FIRST BEGAN OFFERING SHARES ON MAY 3, 2004. EACH PORTFOLIO SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING IN OTHER ING FUNDS ("UNDERLYING FUNDS") AND USES ASSET ALLOCATION STRATEGIES TO DETERMINE HOW MUCH TO INVEST IN THE UNDERLYING FUNDS.

CONSULT WITH YOUR INVESTMENT PROFESSIONAL TO DETERMINE WHICH PORTFOLIO MAY BE SUITED TO YOUR FINANCIAL NEEDS, INVESTMENT TIME HORIZON AND RISK COMFORT LEVEL. YOU SHOULD PERIODICALLY REVIEW THESE FACTORS TO DETERMINE IF YOU NEED TO CHANGE YOUR INVESTMENT STRATEGY.

ING LIFESTYLE MODERATE PORTFOLIO
ING LIFESTYLE MODERATE GROWTH PORTFOLIO
ING LIFESTYLE GROWTH PORTFOLIO
ING LIFESTYLE AGGRESSIVE GROWTH PORTFOLIO


NOT ALL LIFESTYLE PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS


[ING INVESTORS TRUST LOGO]


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE LIFESTYLE PORTFOLIOS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE LIFESTYLE PORTFOLIOS WILL ACHIEVE THEIR OBJECTIVES.

THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

YOU SHOULD READ THIS PROSPECTUS IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT BEFORE INVESTING OR SENDING ANY MONEY. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE. YOU SHOULD READ THE COMPLETE DESCRIPTION OF THE LIFESTYLE PORTFOLIOS IN THIS PROSPECTUS AND BE AWARE THAT ANY TIME YOU INVEST, THERE IS A RISK OF LOSS OF MONEY.

                                TABLE OF CONTENTS

                                                                            PAGE
INTRODUCTION
   General Information about
     ING Investors Trust                                                       2
   An Introduction to the Lifestyle
     Portfolios                                                                2
   An Introduction to the Asset
     Allocation Process                                                        2
DESCRIPTION OF THE PORTFOLIOS
   Portfolios at a Glance                                                      4
   ING LifeStyle Moderate Portfolio                                            5
   ING LifeStyle Moderate Growth Portfolio                                     6
   ING LifeStyle Growth Portfolio                                              7
   ING LifeStyle Aggressive Growth Portfolio                                   8
PORTFOLIO FEES AND EXPENSES
   Shareholder Transaction Expenses                                            9
   Examples                                                                   12
MORE INFORMATION ON INVESTMENT STRATEGIES
   Definitions of Certain Investment Terms                                    13
   More on the Asset Allocation Process                                       15
   Investment Objectives, Main Investments
     and Risks of the Underlying Funds                                        15
DESCRIPTION OF THE INVESTMENT OBJECTIVES,
   MAIN INVESTMENTS AND RISKS OF THE
   UNDERLYING FUNDS                                                           16
MORE INFORMATION ON RISKS
   Asset Allocation is no Guarantee Against Loss                              24
   Performance of the Underlying Funds Will Vary                              24
   Temporary Defensive Positions                                              24
   Conflict of Interest                                                       24
   Risk Associated with an Investment in the
     Underlying Funds                                                         24
MANAGEMENT AND OTHER SERVICE PROVIDERS
   Management of the LifeStyle Portfolios                                     29
   Asset Allocation Committee                                                 29
   Information about Ibbotson Associates                                      29
   Portfolio Distribution                                                     29
   Administrator                                                              30
INFORMATION FOR INVESTORS                                                     30
   About Your Investment                                                      30
   Interests of the Holders of Variable Insurance
     Contracts and Policies and Qualified
     Retirement Plans                                                         30
   Frequent Trading - Market Timing                                           30
   How Shares Are Priced                                                      31
   Additional Information About the
     LifeStyle Portfolios                                                     32
   Taxes and Distributions                                                    32
   Reports to Shareholders                                                    33
   Custodian                                                                  33
   Legal Counsel                                                              33
   Independent Auditors                                                       33
   Financial Highlights                                                       33
WHERE TO GO TO OBTAIN MORE INFORMATION                                      back

                                  INTRODUCTION

GENERAL INFORMATION ABOUT ING INVESTORS TRUST

Each Portfolio is a series of ING Investors Trust (the "Trust"). The Trust is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions. The Trust offers other portfolios that are not offered in this Prospectus.

AN INTRODUCTION TO THE LIFESTYLE PORTFOLIOS

The LifeStyle Portfolios are designed to meet the needs of investors who prefer a single diversified investment that has an investment objective that is consistent with their risk tolerance and the anticipated length of time until they will need their funds. Depending on the Portfolio you choose, your investment will be subject to varying degrees of potential investment risks and rewards.

The LifeStyle Portfolios invest primarily in a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, each Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see "More Information on Investment Strategies - Investment Objectives, Main Investments and Risks of the Underlying Funds" on page 15 of this Prospectus.

Although each Portfolio is designed to serve as a diversified investment portfolio, no single mutual fund can provide an appropriate investment program for all investors. Because each Portfolio, except for the ING Lifestyle Aggressive Growth Portfolio, may invest in a combination of equity and/or fixed income funds, an investor should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective. The ING Lifestyle Aggressive Growth Portfolio does not invest in fixed income funds. You should evaluate the LifeStyle Portfolios in the context of your personal financial situation, investment objectives and other investments.

Shares of the LifeStyle Portfolios may be offered to segregated asset accounts of insurance companies as investment options under a variable annuity contract and a variable life insurance policy ("Variable Contracts").

This Prospectus explains the investment objective, strategy and risks of each of the LifeStyle Portfolios offered in this Prospectus. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

AN INTRODUCTION TO THE ASSET ALLOCATION PROCESS

ING Investments, LLC ("ING Investments") is the investment adviser of each Portfolio. ING Investments is a wholly-owned indirect subsidiary of ING Groep, N.V., a global financial institution active in the fields of insurance, banking and asset management.

ING Investments uses an asset allocation process to determine each Portfolio's investment mix. This asset allocation process can be described in two stages:

     1. In the first stage, the mix of asset classes, I.E. stocks and fixed income securities of various types, that is likely to produce the best return for the target level of volatility or risk underlying each Portfolio, is estimated. These estimates are made with reference to an investment model that incorporates historical returns, standard deviations and correlation coefficients of asset classes as well as other financial variables. The mixes of asset classes arrived at for the LifeStyle Portfolios is called the Asset Allocation Model.

     2. In the second stage, the historical returns of each Underlying Fund are examined to estimate the mix of asset classes that best fits the pattern of those returns, the closeness of the fit and any incremental Underlying Fund returns over those which this mix would have achieved based on standard asset class benchmarks. Possible combinations of Underlying Funds are then tested for closeness of fit to the Asset Allocation Model and incremental return. For each Portfolio, the combination of Underlying Funds that seems to provide the most favorable trade-off between closeness of fit and incremental return is estimated. Adjustments are made to avoid a large number of small positions in the Underlying Funds and to ensure that the combination of Underlying Funds in any Portfolio does not seem inconsistent with the combination in any other Underlying Fund. The final combinations of Underlying Funds arrived at for the Portfolios are called the target allocations.

The LifeStyle Portfolios will invest new assets and reinvested dividends based on the target allocations. Rebalancing will take place at least monthly. These allocations, however, are targets and each Portfolio's allocations could change substantially as the Underlying Funds' asset values change due to market movements and portfolio management decisions. Quarterly, each Portfolio's target allocation strategy will be re-evaluated, and each Portfolio will be rebalanced to reflect changes. Purchases, redemptions and reinvested income will be allocated in accordance with these targets. Underlying Funds may be added or subtracted from the targeted mix of Underlying Funds.

ING Investments has engaged Ibbotson Associates, an asset allocation consulting firm, to perform the asset allocation analyses and other related work. ING Investments retains sole authority over the allocation of each Portfolio's assets and the selection of the particular Underlying Funds in which a Portfolio will invest. ING Investments has accordingly established an Asset Allocation Committee to review Ibbotson Associates' analyses and determine the asset allocation for each Portfolio.

A Portfolio's stated investment objective may be changed by Trust's Board of Trustees ("Trustees") without the approval of shareholders. ING Investments may change a Portfolio's asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) or target allocations without prior approval of shareholders as it determines necessary to pursue stated investment objectives.

                          DESCRIPTION OF THE PORTFOLIOS

PORTFOLIOS AT A GLANCE

The following table summarizes the investment objective, main investments, asset allocation targets, underlying fund allocation targets, and main risks of each Portfolio, and is intended to help you make comparisons among the LifeStyle Portfolios. As with all mutual funds, there can be no assurance that the LifeStyle Portfolios will achieve their investment objectives, and the actual allocation of their investment portfolios may deviate, within acceptable ranges, from the percentage allocations set out below. This table is only a summary. You should read the complete descriptions of each Portfolio's investment objective, strategies and risks, which begin on page 5.

                                                                ING LIFESTYLE                                    ING LIFESTYLE
                                      ING LIFESTYLE            MODERATE GROWTH          ING LIFESTYLE         AGGRESSIVE GROWTH
                                    MODERATE PORTFOLIO           PORTFOLIO             GROWTH PORTFOLIO             PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER                ING Investments          ING Investments         ING Investments          ING Investments

INVESTMENT PROFILE                Your focus is on         You want the            You seek an investment   You are an aggressive
                                  keeping pace with        opportunity for         geared for growth and    investor and are
                                  inflation. Income and    long-term moderate      can tolerate short-term  willing to accept
                                  capital appreciation     growth.                 market- swings.          above average risk.
                                  desired.

    SHORTER INVESTMENT HORIZON < ------------------------------------------------------------------- > LONGER INVESTMENT HORIZON

INVESTMENT OBJECTIVE              Growth of capital and    Growth of capital and   Growth of capital and    Growth of capital.
                                  current income.          a low to moderate       some current income.
                                                           level of current
                                                           income.

MAIN INVESTMENTS                  A combination of         A combination of        A combination of         A combination of
                                  Underlying Funds         Underlying Funds        Underlying Funds         Underlying Funds
                                  according to a fixed     according to a fixed    according to a fixed     according to a fixed
                                  formula that over time   formula that over time  formula that over time   formula that over time
                                  should reflect an        should reflect an       should reflect an        should reflect an
                                  allocation of            allocation of           allocation of            allocation of
                                  approximately 50% in     approximately 65% in    approximately 80% in     approximately 100% in
                                  equity securities and    equity securities and   equity securities and    equity securities.
                                  50% in fixed income      35% in fixed income     20% in fixed income
                                  securities.              securities.             securities.

                                                                ING LIFESTYLE                                    ING LIFESTYLE
                                      ING LIFESTYLE            MODERATE GROWTH          ING LIFESTYLE         AGGRESSIVE GROWTH
                                    MODERATE PORTFOLIO           PORTFOLIO             GROWTH PORTFOLIO             PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
UNDERLYING ASSET ALLOCATION       Large Cap Growth    10%  Large Cap Growth   13%  Large Cap Growth    15%  Large Cap Growth   19%
TARGETS (AS OF 5/1/04)(1)         Large Cap Value     15%  Large Cap Value    17%  Large Cap Value     19%  Large Cap Value    25%
                                  Mid Cap              6%  Mid Cap             9%  Mid Cap             12%  Mid Cap            14%
                                  Small Cap            5%  Small Cap           7%  Small Cap           11%  Small Cap          12%
                                  Intl Stocks         14%  Intl Stocks        19%  Intl Stocks         23%  Intl Stocks        30%
                                  High Yield           5%  High Yield          5%  High Yield           4%  High Yield          0%
                                  LB Aggregate Bond   35%  LB Aggregate Bond  30%  LB Aggregate Bond   16%  LB Aggregate Bond   0%
                                  Cash                10%  Cash                0%  Cash                 0%  Cash                0%

     LOWER RISK < -------------------------------------------------------------------------------------------- > HIGHER RISK

LOWER RISK MAIN RISKS THE         Interest Rate Risk,      Price Volatility,       Interest Rate Risk,      Price Volatility,
LIFESTYLE PORTFOLIOS ARE EXPOSED  Mortgage Risk,           Interest Rate Risk,     Mortgage Risk, Credit    Foreign Investment
TO THE SAME RISKS AS THE          Inflation Risk,          Mortgage Risk, Credit   Risk, Inflation Risk,    Risk, Non-
UNDERLYING FUNDS IN DIRECT        Derivatives Risk, Price  Risk, Real Estate       Derivatives Risk, Price  Diversification Risk,
PROPORTION TO THE ALLOCATION OF   Volatility, Foreign      Investment Trust Risk,  Volatility, Foreign      Derivatives Risk, Real
ASSETS AMONG UNDERLYING FUNDS.    Investment Risk, Real    Foreign Investment      Investment Risk, Real    Estate Investment
AN INVESTOR MAY LOSE MONEY IN     Estate Investment Trust  Risk, Derivatives       Estate Investment Trust  Trust Risk, Interest
EACH PORTFOLIO.                   Risk and Credit Risk.    Risk, Inflation Risk    Risk and Non-            Rate Risk, Mortgage
                                                           and Non-                Diversification Risk.    Risk and Credit Risk.
                                                           Diversification Risk.

(1) Although the LifeStyle Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

                                                                         ADVISER
                                                            ING Investments, LLC

ING LIFESTYLE MODERATE PORTFOLIO

OBJECTIVE

Growth of capital and current income.

INVESTMENT STRATEGY

The Portfolio seeks to obtain its investment objective by investing in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 50% in equity securities and 50% in fixed income securities.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are target allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

                          Large Cap Growth       10%

                          Large Cap Value        15%

                          Mid Cap                 6%

                          Small Cap               5%

                          International Stocks   14%

                          High Yield              5%

                          LB Aggregate Bond      35%

                          Cash                   10%

RISKS

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The Portfolio may be affected by the following risks, among others: Interest Rate Risk, Mortgage Risk, Inflation Risk, Derivatives Risk, Price Volatility Risk, Foreign Investment Risk, Real Estate Investment Trust Risk and Credit Risk.

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please refer to "More Information on Investment Strategies" on page 13, "More Information on Risks" on page 24 and "Risks Associated with an Investment in the Underlying Funds" on page 24 in this Prospectus.

HOW THE PORTFOLIO HAS PERFORMED

The Portfolio's performance record is not shown as the Portfolio had not commenced operations as of the date of this Prospectus.

                                                                         ADVISER
                                                            ING Investments, LLC

ING LIFESTYLE MODERATE GROWTH PORTFOLIO

OBJECTIVE

Growth of capital and a low to moderate level of current income.

INVESTMENT STRATEGY

The Portfolio seeks to obtain its investment objective by investing in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 65% in equity securities and 35% in fixed income securities.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are target allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

                          Large Cap Growth       13%

                          Large Cap Value        17%

                          Mid Cap                9%

                          Small Cap              7%

                          International Stocks   19%

                          High Yield             5%

                          LB Aggregate Bond      30%

                          Cash                   0%

RISKS

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The Portfolio may be affected by the following risks, among others: Price Volatility Risk, Interest Rate Risk, Mortgage Risk, Credit Risk, Real Estate Investment Trust Risk, Foreign Investment Risk, Derivatives Risk, Inflation Risk and Non-Diversification Risk.

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please refer to "More Information on Investment Strategies" on page 13, "More Information on Risks" on page 24 and "Risks Associated with an Investment in the Underlying Funds" on page 24 in this Prospectus.

HOW THE PORTFOLIO HAS PERFORMED

The Portfolio's performance record is not shown as the Portfolio had not commenced operations as of the date of this Prospectus.

                                                                         ADVISER
                                                            ING Investments, LLC

ING LIFESTYLE GROWTH PORTFOLIO

OBJECTIVE

Growth of capital and some current income.

INVESTMENT STRATEGY

The Portfolio seeks to obtain its investment objective by investing in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 80% in equity securities and 20% in fixed income securities.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are target allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

                          Large Cap Growth       15%

                          Large Cap Value        19%

                          Mid Cap                12%

                          Small Cap              11%

                          International Stocks   23%

                          High Yield             4%

                          LB Aggregate Bond      16%

                          Cash                   0%

RISKS

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The Portfolio may be affected by the following risks, among others: Interest Rate Risk, Mortgage Risk, Credit Risk, Inflation Risk, Derivatives Risk, Price Volatility Risk, Foreign Investment Risk, Real Estate Investment Trust Risk and Non-Diversification Risk.

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please refer to "More Information on Investment Strategies" on page 13, "More Information on Risks" on page 24 and "Risks Associated with an Investment in the Underlying Funds" on page 24 in this Prospectus.

HOW THE PORTFOLIO HAS PERFORMED

The Portfolio's performance record is not shown as the Portfolio had not commenced operations as of the date of this Prospectus.

                                                                         ADVISER
                                                            ING Investments, LLC

ING LIFESTYLE AGGRESSIVE GROWTH PORTFOLIO

OBJECTIVE

Growth of capital.

INVESTMENT STRATEGY

The Portfolio seeks to obtain its investment objective by investing in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 100% in equity securities.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are target allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

                          Large Cap Growth       19%

                          Large Cap Value        25%

                          Mid Cap                14%

                          Small Cap              12%

                          International Stocks   30%

                          High Yield             0%

                          LB Aggregate Bond      0%

                          Cash                   0%

RISKS

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The Portfolio may be affected by the following risks, among others: Price Volatility Risk, Foreign Investment Risk, Non-Diversification Risk, Derivatives Risk, Real Estate Investment Trust Risk, Interest Rate Risk, Mortgage Risk and Credit Risk.

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please refer to "More Information on Investment Strategies" on page 13, "More Information on Risks" on page 24 and "Risks Associated with an Investment in the Underlying Funds" on page 24 in this Prospectus.

HOW THE PORTFOLIO HAS PERFORMED

The Portfolio's performance record is not shown as the Portfolio had not commenced operations as of the date of this Prospectus.

                           PORTFOLIO FEES AND EXPENSES

The information that follows shows the fees and expenses you pay if you buy and hold shares of a Portfolio. "Direct Annual Operating Expenses" shows the net operating expenses paid directly by each Portfolio. "Indirect Annual Operating Expenses" shows the net operating expenses of each Underlying Fund. Shareholders of a Portfolio will indirectly bear the expenses of an Underlying Fund based upon the percentage of a Portfolio's assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and a Portfolio's allocation to that Underlying Fund, will vary from year to year, the expenses paid by a Portfolio may vary from year to year.

Your Variable Contract is a contract between you and the issuing life insurance company. The Trust and its LifeStyle Portfolios are not parties to your Variable Contract, but are merely investment options made available to you by your insurance company under your Variable Contract. The fees and expenses of the LifeStyle Portfolios are not fixed or specified under the terms of your Variable Contract. The information in the tables below does not reflect any fees or expenses that are, or may be, imposed under your Variable Contract. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT) - The Portfolios do not impose any loads, commissions, fees or other charges upon the purchase or redemption of shares of the Portfolios.

                        DIRECT ANNUAL OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                        DISTRIBUTION                   TOTAL                         TOTAL NET
                                           MANAGEMENT   AND SERVICE       OTHER      OPERATING      WAIVERS AND      OPERATING
                                              FEE       (12B-1) FEE    EXPENSES(1)   EXPENSES    REIMBURSEMENTS(2)    EXPENSES
------------------------------------------------------------------------------------------------------------------------------
ING LifeStyle Moderate Portfolio              0.14%         None.         0.05%        0.19%           -0.05%          0.14%
ING LifeStyle Moderate Growth Portfolio       0.14%         None.         0.05%        0.19%           -0.05%          0.14%
ING LifeStyle Growth Portfolio                0.14%         None.         0.05%        0.19%           -0.05%          0.14%
ING LifeStyle Aggressive Growth               0.14%         None.         0.05%        0.19%           -0.05%          0.14%

(1)  "Other Expenses" are estimated for each Portfolio's current fiscal year.

(2) ING Investments, the investment adviser to each Portfolio, has entered into a written expense limitation agreement with respect to each Portfolio under which it will limit expenses of the LifeStyle Portfolios, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years. The amount of each Portfolio's expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading "Waivers and Reimbursements." The expense limitation agreement will continue through at least May 3, 2005. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the investment management agreement.

                       INDIRECT ANNUAL OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

In addition to the expenses of each Portfolio discussed above, shareholders in each Portfolio will indirectly bear the proportionate expenses of its Underlying Funds. Because we use a weighted average in calculating expenses attributable to a Portfolio, the amount of the expenses of Underlying Funds indirectly borne by a Portfolio will vary based on the Portfolio's allocation of assets to, and the annua lized net operating expenses of, the particular Underlying Funds during the Portfolio's fiscal year. The following are the annual net expense ratios (as an annual percentage of average daily net assets) for each Underlying Fund as of December 31, 2003:

                                                               TOTAL ANNUAL
                                                                 OPERATING     FEE WAIVER BY   NET OPERATING
UNDERLYING FUNDS                                                 EXPENSES         ADVISER        EXPENSES
------------------------------------------------------------------------------------------------------------
ING AIM Capital Mid Cap Growth Portfolio                          0.94%                -           0.94%
ING Alger Aggressive Growth Portfolio                             1.30%                -           1.30%
ING Alger Growth Portfolio                                        1.25%                -           1.25%
ING Alliance Mid Cap Growth Portfolio                             1.04%                -           1.04%
ING American Century SmallCap Value Portfolio                     1.65%            -0.10%          1.55%
ING Baron SmallCap Growth Portfolio                               1.50%            -0.05%          1.45%
ING Capital Guardian Large Cap Value Portfolio                    1.00%                -           1.00%
ING Capital Guardian Managed Global Portfolio                     1.26%                -           1.26%
ING Capital Guardian Small Cap Portfolio                          0.94%                -           0.94%
ING Eagle Asset Capital Appreciation Portfolio                    0.94%                -           0.94%
ING Evergreen Omega Portfolio                                     0.86%                -           0.86%
ING FMR(SM) Diversified Mid Cap Portfolio                         1.00%                -           1.00%
ING International Portfolio                                       1.26%                -           1.26%
ING Janus Special Equity Portfolio                                1.07%                -           1.07%
ING Jennison Equity Opportunities Portfolio                       0.94%                -           0.94%
ING JPMorgan Fleming International Portfolio                      1.25%                -           1.25%
ING JPMorgan MidCap Value Portfolio                               1.35%                -           1.35%
ING JPMorgan Small Cap Equity Portfolio                           1.15%                -           1.15%
ING Julius Baer Foreign Portfolio                                 1.25%                -           1.25%
ING Legg Mason Value Portfolio                                    1.06%                -           1.06%
ING Liquid Assets Portfolio                                       0.53%                -           0.53%
ING Marsico Growth Portfolio                                      1.04%                -           1.04%
ING Mercury Focus Value Portfolio                                 1.05%                -           1.05%
ING MFS Capital Opportunities Portfolio                           1.15%                -           1.15%
ING MFS Mid Cap Growth Portfolio                                  0.90%                -           0.90%
ING UBS U.S. Large Cap Equity Portfolio                           1.10%                -           1.10%
ING MFS Research Portfolio                                        0.90%                -           0.90%
ING MFS Total Return Portfolio                                    0.90%                -           0.90%
ING OpCap Balanced Value Portfolio                                1.25%                -           1.25%
ING PIMCO Core Bond Portfolio                                     0.87%                -           0.87%
ING PIMCO High Yield Portfolio                                    0.75%                -           0.75%
ING Salomon Brothers Aggressive Growth Portfolio                  1.08%                -           1.08%
ING Salomon Brothers All Cap Portfolio                            1.00%                -           1.00%
ING Salomon Brothers Investors Portfolio                          1.00%                -           1.00%
ING T. Rowe Price Capital Appreciation Portfolio                  0.94%                -           0.94%
ING T. Rowe Price Equity Income Portfolio                         0.94%                -           0.94%
ING T. Rowe Price Growth Equity Portfolio                         1.00%                -           1.00%
ING UBS U.S. Balanced Portfolio                                   1.01%                -           1.01%
ING Van Kampen Comstock Portfolio                                 1.20%            -0.07%          1.13%

                                                               TOTAL ANNUAL
                                                                 OPERATING     FEE WAIVER BY   NET OPERATING
UNDERLYING FUNDS                                                 EXPENSES         ADVISER        EXPENSES
------------------------------------------------------------------------------------------------------------
ING Van Kampen Equity Growth Portfolio                            0.92%                -           0.92%
ING Van Kampen Global Franchise Portfolio                         1.25%                -           1.25%
ING Van Kampen Growth and Income Portfolio                        0.94%                -           0.94%
ING VP Balanced Portfolio                                         0.85%                -           0.85%
ING VP Bond Portfolio*                                            0.75%                -           0.75%
ING VP Growth & Income Portfolio                                  0.85%                -           0.85%
ING VP Growth Portfolio                                           0.96%                -           0.96%
ING VP Index Plus LargeCap Portfolio                              0.68%                -           0.68%
ING VP Index Plus MidCap Portfolio                                0.75%                -           0.75%
ING VP Index Plus SmallCap Portfolio                              0.80%                -           0.80%
ING VP MidCap Opportunities Portfolio                             1.45%            -0.35%          1.10%
ING VP Small Company Portfolio                                    1.10%                -           1.10%
ING VP SmallCap Opportunities Portfolio                           1.32%            -0.22%          1.10%
ING VP Value Opportunity Portfolio                                0.95%                -           0.95%
ING VP Worldwide Growth Portfolio                                 1.75%            -0.52%          1.23%

* Effective August 2004, ING VP Bond Portfolio will change its name to ING VP Intermediate Bond Portfolio.

                               NET EXPENSE RATIOS

The direct and indirect projected annual operating expense ratios of each Portfolio are estimated to be as follows:

                                                                           WAIVERS AND    NET OPERATING
PORTFOLIO                                     TOTAL OPERATING EXPENSES   REIMBURSEMENTS      EXPENSES
-------------------------------------------------------------------------------------------------------
ING LifeStyle Moderate Portfolio                        1.10%                  -0.05%          1.05%
ING LifeStyle Moderate Growth Portfolio                 1.18%                  -0.05%          1.13%
ING LifeStyle Growth Portfolio                          1.23%                  -0.05%          1.18%
ING LifeStyle Aggressive Growth Portfolio               1.28%                  -0.05%          1.23%

These expense ratios are estimates based on the target allocations among the Underlying Funds based on information in the fee tables of their prospectuses, which in turn, are based on financial results for the year ended December 31, 2003. The actual expense ratios may vary based on the expense ratio of, and the underlying allocation to, the Underlying Funds.

EXAMPLES

The examples below are intended to help you compare the cost of investing in each Portfolio, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. Each example also assumes that your investment has a 5% return each year, all dividends and distributions are reinvested, and the Portfolios' direct and indirect operating expenses remain the same. The examples reflect the contractual fee waiver for each Portfolio for the "1 Year" period and for the first year of the "3 Year" period. The Example does not reflect expenses of a Variable Contract that may use the Portfolios as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual cost may be higher or lower, the examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.

                 PORTFOLIO                            1 YEAR     3 YEAR
         ---------------------------------------------------------------
         ING LifeStyle Moderate Portfolio             $  107      $  345
         ING LifeStyle Moderate Growth Portfolio      $  115      $  370
         ING LifeStyle Growth Portfolio               $  120      $  385
         ING LifeStyle Aggressive Growth Portfolio    $  125      $  401

                    MORE INFORMATION ON INVESTMENT STRATEGIES

DEFINITIONS OF CERTAIN INVESTMENT TERMS

Below is a discussion of investment terms used in this Prospectus.

ASSET-BACKED SECURITIES represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card receivables or auto loans.

CERTIFICATES OF DEPOSIT include short-term DEBT SECURITIES issued by banks.

COMMERCIAL PAPER includes short-term DEBT SECURITIES issued by banks, corporations and other borrowers.

CORPORATE BONDS are DEBT SECURITIES issued by companies.

CORRELATION AND COVARIANCE are statistical measures used to help analyze the way that two or more things, such as the annual returns of two mutual funds, relate to each other over time.

DEBT SECURITIES are bonds and other securities that are used by issuers to borrow money from investors. Holders of DEBT SECURITIES have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some DEBT SECURITIES, such as ZERO COUPON OBLIGATIONS, are sold at a discount from their face values instead of paying interest.

DERIVATIVE SECURITIES are securities whose values are based on other securities, currencies or indices, and include options (on stocks, indices, currencies, futures contracts or bonds), forward currency exchange contracts, futures contracts, swaps, interest-only and principal-only DEBT SECURITIES, certain MORTGAGE-BACKED SECURITIES, like collateralized mortgage obligations (CMOs), and structured and indexed securities.

DURATION represents a mathematical calculation of the average life of a bond (or portfolio of bonds) based on cash flows that serves as a useful measure of the bond's sensitivity to changes in interest rates. Each year of DURATION approximates an expected one percent change in the bond's price for every one percent change in the interest rate.

EQUITY FUNDS invest primarily in EQUITY SECURITIES.

EQUITY SECURITIES may include common stocks, PREFERRED SECURITIES, depositary receipts, convertible securities, and rights and warrants of U.S. and foreign corporations. Stock represents an ownership interest in a corporation.

FOREIGN DEBT SECURITIES are DEBT SECURITIES issued by foreign corporations and governments. They may include the following: Eurodollar bonds, which are dollar-denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions; Yankee Bonds, which are dollar-denominated securities issued by foreign issuers in the U.S.; and securities denominated in currencies other than U.S. dollars.

FOREIGN SECURITIES include interests in or obligations of entities located outside the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer (i) is organized, (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (iii) has at least 50% of its assets situated, or (iv) has the principal trading market for its securities. FOREIGN SECURITIES may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of depositary receipts.

GROWTH INVESTING involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than those of value stocks and the market averages.

HIGH YIELD SECURITIES are DEBT SECURITIES, PREFERRED SECURITIES and CONVERTIBLE SECURITIES of corporations rated Ba through C by Moody's Investors Service ("Moody's") or BB through D by Standard & Poor's ("S&P") (or comparably rated by another nationally recognized statistical rating organization) or, if not rated by Moody's or S&P, are considered by portfolio management to be of equivalent quality. High Yield Securities include bonds rated below investment grade, sometimes called "junk bonds," and are considered speculative by the major credit rating agencies.

FIXED INCOME FUNDS invest primarily in DEBT SECURITIES.

INVESTMENT GRADE DEBT SECURITIES are rated Baa or better by Moody's and BBB or better by S&P or are comparably rated by another nationally recognized statistical rating organization, or, if not rated, are of similar quality to such securities. Securities rated in the fourth highest grade have some speculative elements.

MATURITY represents the date on which a DEBT SECURITY matures or when the issuer must pay back the principal amount of the security.

MONEY MARKET SECURITIES are short-term DEBT SECURITIES of the U.S. government, banks and corporations.

MORTGAGE-BACKED SECURITIES include securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and other government agencies and private issuers. They may also include collateralized mortgage obligations which are DERIVATIVE SECURITIES that are fully collateralized by a portfolio of mortgages.

MORTGAGE DOLLAR ROLLS are transactions involving the sale of a MORTGAGE-BACKED SECURITY with a simultaneous contract (with the purchaser) to buy similar, but not identical, securities at a future date.

MUNICIPAL OBLIGATIONS ARE DEBT SECURITIES issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities. They include: (i) municipal leases, which pay interest that is exempt from both regular federal income taxes and federal alternative minimum taxes, and in certain cases, state, personal income taxes imposed by the state in which the municipal lessee is located; (ii) participation interests in MUNICIPAL OBLIGATIONS, which are proportionate, undivided interests in MUNICIPAL OBLIGATIONS, (iii) MUNICIPAL OBLIGATION components, which are MUNICIPAL OBLIGATIONS that have been divided into two components (one component pays interest at a rate adjusted periodically through an auction process, the second pays the residual rate after the auction rate is deducted from total interest payable); and (iv) custodial receipts on MUNICIPAL OBLIGATIONS, which evidence ownership of future interest payments, principal payments, or both, on certain MUNICIPAL OBLIGATIONS.

PREFERRED STOCK includes classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to proceeds from the liquidation of a company's assets.

PURCHASING AND WRITING OPTIONS are permitted investment strategies for certain of the Underlying Funds. An option is the right to buy (I.E., a "call") or to sell (I.E., a "put" securities or other interests for a predetermined price on or before a fixed date. An option on a securities index represents the option holder's right to obtain from the seller, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the securities index on the exercise date. An option on a foreign currency represents the right to buy or sell a particular amount of that currency for a predetermined price on or before a fixed date.

U.S. GOVERNMENT SECURITIES are issued or guaranteed as to principal or interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. GOVERNMENT SECURITIES are backed by the full faith and credit of the federal government. Other U.S. GOVERNMENT SECURITIES are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All U.S. GOVERNMENT SECURITIES are considered highly creditworthy.

VALUE INVESTING involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, prices of value stocks are lower than those of growth stocks.

VARIOUS INVESTMENT TECHNIQUES are utilized by an Underlying Fund to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. For certain Underlying Funds, these techniques may involve DERIVATIVE SECURITIES and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements or contracts and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of an Underlying Fund's portfolio of investments and are not used for leverage. None of the Underlying Funds is obligated to use any of these techniques at any given time or under any particular economic condition. To the extent that an Underlying Fund employs these techniques, the Underlying Fund and the Portfolio would be subject to DERIVATIVE SECURITIES RISK.

WEIGHTED AVERAGE MATURITY represents the length of time in days or years until the average security in a money market or INCOME FUND will mature or be redeemed by its issuer. The average MATURITY is weighted according to the dollar amounts invested in the various securities in an Underlying Fund. This measure indicates an INCOME FUND'S sensitivity to changes in interest rates. In general, the longer an Underlying Fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates.

MORE ON THE ASSET ALLOCATION PROCESS

As described earlier in this Prospectus, each Portfolio pursues its investment objective by investing primarily in a combination of the Underlying Funds. ING Investments determines the mix of Underlying Funds and sets the appropriate allocation targets and ranges for investments in those Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, ING Investments uses economic and statistical methods to determine the optimal allocation targets and ranges for each Portfolio and whether any Underlying Funds should be added or removed from the mix.

The factors considered include:

     (i) the investment objective of each Portfolio and each of the Underlying Funds;

     (ii)   economic and market forecasts;

     (iii)  proprietary and third-party reports and analyses;

     (iv) the risk/return characteristics, relative performance, and volatility of Underlying Funds; and

     (v)    the correlation and covariance among Underlying Funds.

As market prices of the Underlying Funds' portfolio securities change, a Portfolio's actual allocations will vary somewhat from the targets, although the percentages generally will remain within the specified ranges. If changes are made as described above, those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. ING Investments will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the LifeStyle Portfolios and the Underlying Funds.

ING Investments intends to rebalance the Portfolios on a monthly basis to attain the target investment allocations on the date of the rebalancing. In addition, ING Investments monitors variances from the targets. When a Portfolio receives new investment proceeds or redemption requests, depending on the Portfolio's current cash reserves, ING Investments may determine to purchase additional shares or redeem shares of Underlying Funds. In making those purchases or redemptions, ING Investments will attempt to rebalance the Portfolio's holdings of Underlying Funds to bring them more closely in line with the Portfolio's investment targets. If ING Investments believes it is in the best interests of the Portfolio and its shareholders, it may limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.

INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS

Each Portfolio seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the LifeStyle Portfolios invest in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, and portfolio managers. This information is intended to provide potential investors in the LifeStyle Portfolios with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled "More Information on Risks - Risks Associated with Investment in the Underlying Funds" on page 24 for an expanded discussion of the risks listed below for a particular Underlying Fund.

You should note that over time a Portfolio will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which Underlying Funds a Portfolio will be invested at any one time. As a result, the degree to which a Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which a Portfolio has invested in the Underlying Fund.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                          RISKS OF THE UNDERLYING FUNDS

     INVESTMENT ADVISER /
      PORTFOLIO MANAGER            UNDERLYING FUND       INVESTMENT OBJECTIVE       MAIN INVESTMENTS            MAIN RISKS
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:              ING AIM Mid Cap        Capital appreciation.    At least 80% of assets    Active or frequent
Directed Services, Inc.          Growth Portfolio                                in securities of          trading risk,
                                                                                 mid-cap companies,        convertible securities
PORTFOLIO MANAGER:                                                               primarily in equity       risk, derivatives risk,
A I M Capital Management, Inc.                                                   securities, but also      foreign investment
                                                                                 convertible securities,   risk, growth investing
                                                                                 debt securities and       risk, manager risk,
                                                                                 synthetic instruments.    market and company
                                                                                 Mid cap companies are     risk, mid-cap company
                                                                                 defined to include        risk, portfolio
                                                                                 those with a market       turnover risk, and
                                                                                 capitalization within     securities lending
                                                                                 the range of the          risk.
                                                                                 largest and smallest
                                                                                 capitalized companies
                                                                                 included in the Russell
                                                                                 Midcap Growth Index
                                                                                 during the most recent
                                                                                 11-month period. May
                                                                                 also invest up to 25%
                                                                                 of assets in foreign
                                                                                 securities.

INVESTMENT ADVISER:              ING Alger Aggressive   Long-term capital        At least 65% of assets    Active or frequent
ING Life Insurance and           Growth Portfolio       appreciation.            in equity securities of   trading risk, growth
Annuity Company                                                                  companies having a        investing risk, market
                                                                                 market capitalization     and company risk,
PORTFOLIO MANAGER:                                                               within the range of       mid-cap company risk,
Fred Alger Management, Inc.                                                      companies in the          and over-the-counter
                                                                                 Russell MidCap Growth     ("OTC") investment
                                                                                 Index or the S&P Mid      risk.
                                                                                 Cap 400 Index, with a
                                                                                 focus on midsize
                                                                                 companies with
                                                                                 promising growth
                                                                                 potential, which may
                                                                                 include securities
                                                                                 listed on a securities
                                                                                 exchange or traded in
                                                                                 the over the counter
                                                                                 markets.

INVESTMENT ADVISER:              ING Alger Growth       Long-term capital        At least 65% of assets    Active or frequent
ING Life Insurance and           Portfolio              appreciation.            in the equity             trading risk, growth
Annuity Company                                                                  securities of large       investing risk, market
                                                                                 companies with a focus    and company risk, and
PORTFOLIO MANAGER:                                                               on growing companies      OTC investment risk.
Fred Alger Management, Inc.                                                      that generally have
                                                                                 broad product lines,
                                                                                 markets, financial
                                                                                 resources and depth of
                                                                                 management, and may
                                                                                 include securities
                                                                                 listed on a securities
                                                                                 exchange or traded in
                                                                                 the over the counter
                                                                                 markets.

INVESTMENT ADVISER:              ING Alliance Mid Cap   Long-term total          At least 80% of assets    Convertible securities
Directed Services, Inc.          Growth Portfolio       return.                  in mid-capitalization     risk, derivatives risk,
                                                                                 companies, with           foreign investment
PORTFOLIO MANAGER:                                                               remainder invested in     risk, government
Alliance Capital                                                                 convertibles,             securities risk, growth
Management L.P.                                                                  investment grade          investing risk, manager
                                                                                 instruments, U.S.         risk, market and
                                                                                 government securities     company risk, mid-cap
                                                                                 and high quality,         company risk, sector
                                                                                 short-term obligations    risk, and securities
                                                                                 (including repurchase     lending risk.
                                                                                 agreements, bankers'
                                                                                 acceptances and
                                                                                 domestic certificates
                                                                                 of deposit), foreign
                                                                                 securities, and
                                                                                 derivatives, and may
                                                                                 engage in securities
                                                                                 lending.

INVESTMENT ADVISER:              ING American           Long-term growth         At least 80% of assets    Active or frequent
ING Life Insurance and           Century Small          of capital, income       in securities of small    trading risk, currency
Annuity Company                  Cap Value Portfolio     is a secondary          cap companies. Small      risk, derivatives risk,
                                                         objective.              cap companies include     foreign investment
PORTFOLIO MANAGER:                                                               those with a market       risk, market and
American Century Investment                                                      capitalization no         company risk, and
Management, Inc.                                                                 larger than that of the   small-cap company risk.
                                                                                 largest company in the
                                                                                 S&P Small Cap 600 Index
                                                                                 or the Russell 2000
                                                                                 Index.

INVESTMENT ADVISER:              ING Baron Small        Capital appreciation.    At least 80% of assets    Credit risk, growth
ING Life Insurance and           Cap Growth Portfolio                            in securities of          investing risk, market
Annuity Company                                                                  smaller companies with    and company risk, and
                                                                                 market values under       small-cap company risk.
PORTFOLIO MANAGER:                                                               $2.5 billion as
BAMCO, Inc.                                                                      measured at the time of
                                                                                 purchase.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)

     INVESTMENT ADVISER /
      PORTFOLIO MANAGER            UNDERLYING FUND       INVESTMENT OBJECTIVE       MAIN INVESTMENTS            MAIN RISKS
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:              ING Capital Guardian   Long-term growth of      At least 80% of assets    Derivatives risk,
Directed Services, Inc.          Large Cap Value        capital and income.      in equity and             growth investing
                                 Portfolio                                       equity-related            risk, manager risk,
PORTFOLIO MANAGER:                                                               securities of companies   market and company
Capital Guardian Trust                                                           with market               risk, and securities
Company                                                                          capitalizations greater   lending risk.
                                                                                 than $1 billion at the
                                                                                 time of investment,
                                                                                 with greater
                                                                                 consideration given to
                                                                                 potential appreciation
                                                                                 and future dividends
                                                                                 than to current income.
                                                                                 Remainder of assets may
                                                                                 be invested in American
                                                                                 Depositary Receipts,
                                                                                 European Depositary
                                                                                 Receipts and Global
                                                                                 Depositary Receipts;
                                                                                 debt securities and
                                                                                 cash equivalents; and
                                                                                 derivatives.

INVESTMENT ADVISER:              ING Capital Guardian   Capital appreciation.    Primarily in common       Active or frequent
Directed Services, Inc.          Managed Global         Current income is only   stocks of companies of    trading risk,
                                 Portfolio              an incidental            any capitalization        derivatives risk,
PORTFOLIO MANAGER:                                      consideration.           located throughout the    emerging markets risk,
Capital Guardian Trust Company                                                   world, with 65% of        foreign investment
                                                                                 assets in at least        risk, manager risk,
                                                                                 three different           market and company
                                                                                 countries, one of which   risk, mid-cap company
                                                                                 may be the United         risk, short sales risk,
                                                                                 States. May invest up     and small company risk.
                                                                                 to 100% of assets in
                                                                                 foreign securities,
                                                                                 including in emerging
                                                                                 markets; may also
                                                                                 invest in derivatives
                                                                                 and engage in short
                                                                                 sales.

INVESTMENT ADVISER:              ING Capital Guardian   Long-term capital        At least 80% of assets    Derivatives risk,
Directed Services, Inc.          Small Cap Portfolio    appreciation.            in equity securities of   manager risk, market
                                                                                 small-cap companies,      and company risk,
PORTFOLIO MANAGER:                                                               defined to include        mid-cap company risk,
Capital Guardian Trust                                                           companies with            OTC investment risk,
Company                                                                          capitalizations within    securities lending
                                                                                 the range of companies    risk, small company
                                                                                 included in the:          risk, and short sales
                                                                                 Russell 2000 Index; and   risk.
                                                                                 Standard & Poor's
                                                                                 SmallCap 600 Index.
                                                                                 Equity investments
                                                                                 include preferred
                                                                                 stocks and convertible
                                                                                 securities. May engage
                                                                                 in short sales and
                                                                                 derivatives and lend
                                                                                 securities.

INVESTMENT ADVISER:              ING Eagle Asset        Capital appreciation.    At least 80% of assets    Derivatives risk,
Directed Services, Inc.          Capital Appreciation   Dividend income is a     in equity securities      foreign investment
                                 Portfolio              secondary objective.     of domestic and           risk, manager risk,
PORTFOLIO MANAGER:                                                               foreign issuers that      and market and company
Eagle Asset Management, Inc.                                                     meet standards            risk.
                                                                                 relating to financial
                                                                                 soundness and high
                                                                                 intrinsic value
                                                                                 relative to price. May
                                                                                 invest in derivatives.

INVESTMENT ADVISER:              ING Evergreen Omega    Long-term capital        Invests primarily in      Foreign investment
Directed Services, Inc.          Portfolio              growth.                  common stocks and         risk, investment style
                                                                                 securities convertible    risk, manager risk,
PORTFOLIO MANAGER:                                                               into common stocks of     market capitalization
Evergreen Investment                                                             U.S. companies across     risk, portfolio
Management Company, LLC                                                          all market                turnover risk, and
                                                                                 capitalizations. The      price volatility risk.
                                                                                 portfolio manager
                                                                                 employs a growth style
                                                                                 of equity management.
                                                                                 "Growth" stocks are
                                                                                 stocks of companies
                                                                                 which the portfolio
                                                                                 manager believes to
                                                                                 have anticipated
                                                                                 earnings ranging from
                                                                                 steady to accelerated
                                                                                 growth. May also
                                                                                 invest up to 25% of
                                                                                 assets in foreign
                                                                                 securities.

INVESTMENT ADVISER:              ING FMR(SM)            Long-term growth of      Based on a combination    Active or frequent
Directed Services, Inc.          Diversified Mid Cap    capital.                 value and growth          trading risk,
                                 Portfolio                                       investing approach,       derivatives risk,
PORTFOLIO MANAGER:                                                               invests primarily in      emerging markets risk,
Fidelity Management &                                                            common stocks, with at    exchange traded fund
Research Company                                                                 least 80% of assets in    risk, foreign
                                                                                 securities of             investment risk,
                                                                                 companies with medium     growth investing risk,
                                                                                 market                    manager risk, market
                                                                                 capitalizations. May      and company risk,
                                                                                 invest in foreign         mid-cap company risk,
                                                                                 securities and            small company risk,
                                                                                 derivatives.              and value investing
                                                                                                           risk.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)

     INVESTMENT ADVISER /
      PORTFOLIO MANAGER            UNDERLYING FUND       INVESTMENT OBJECTIVE       MAIN INVESTMENTS            MAIN RISKS
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:              ING International      Long-term growth of      At least 80% of assets    Call risk, debt
Directed Services, Inc.          Portfolio              capital.                 in equity securities      securities risk,
                                                                                 (including common and     derivatives risk,
PORTFOLIO MANAGER:                                                               preferred stocks,         emerging markets risk,
Aeltus Investment                                                                warrants and              foreign investment
Management, Inc.                                                                 convertible securities)   risk, interest rate
                                                                                 of issuers of any         risk, liquidity risk,
                                                                                 market-capitalization     manager risk, market
                                                                                 (but primarily large      and company risk,
                                                                                 cap companies) located    market trends risk,
                                                                                 outside of the United     maturity risk, and
                                                                                 States; debt              mid-cap company risk.
                                                                                 securities; and
                                                                                 derivatives.

INVESTMENT ADVISER:              ING Janus Special      Capital appreciation.    At least 80% of assets    Debt securities risk,
Directed Services, Inc.          Equity Portfolio                                in equity securities;     derivatives risk,
                                                                                 debt securities,          diversification risk,
PORTFOLIO MANAGER:                                                               including high-yield      foreign investment
Janus Capital Management                                                         debt securities ("junk    risk, interest rate
LLC                                                                              bonds"); foreign          risk, high-yield bond
                                                                                 securities;               risk, liquidity risk,
                                                                                 derivatives;              manager risk, market
                                                                                 securities purchased      and company risk,
                                                                                 on a when-issued,         maturity risk, sector
                                                                                 delayed delivery or       risk, small-cap
                                                                                 forward commitment        company risk, and
                                                                                 basis, illiquid           special situations
                                                                                 securities; may invest    risk.
                                                                                 more than 25% of its
                                                                                 total assets in
                                                                                 securities of
                                                                                 companies in one or
                                                                                 more market sectors;
                                                                                 and is
                                                                                 non-diversified.

INVESTMENT ADVISER:              ING Jennison Equity    Long-term capital        Based on a multi-cap,     Debt securities risk,
Directed Services, Inc.          Opportunities          growth.                  value investing           derivatives risk,
                                 Portfolio                                       approach, at least 80%    foreign investment
PORTFOLIO MANAGER:                                                               of assets in equity       risk, manager risk,
Jennison Associates LLC                                                          securities of             market and company
                                                                                 companies with current    risk, mid-cap company
                                                                                 or emerging earnings      risk, REIT risk,
                                                                                 growth believed to be     securities lending
                                                                                 not fully appreciated     risk, small company
                                                                                 or recognized by the      risk, and value
                                                                                 market; preferred         investing risk.
                                                                                 stocks; convertible
                                                                                 securities; and debt
                                                                                 instruments. May also
                                                                                 invest up to 25% of
                                                                                 assets in foreign
                                                                                 securities.

INVESTMENT ADVISER:              ING JPMorgan Fleming   Long-term growth of      At least 65% of assets    Credit risk, currency
ING Life Insurance and           International          capital.                 in equity securities      risk, emerging markets
Annuity Company                  Portfolio                                       of foreign companies      risk, foreign
                                                                                 with high growth          investment risk,
PORTFOLIO MANAGER:                                                               potential (including      geographic focus risk,
J.P. Morgan Fleming Asset                                                        those located in          interest rate risk,
Management (London)                                                              countries with            and market and company
Limited                                                                          emerging market           risk.
                                                                                 economies); securities
                                                                                 of at least three
                                                                                 different countries
                                                                                 other than the United
                                                                                 States; and debt
                                                                                 securities issued by
                                                                                 foreign and U.S.
                                                                                 companies.

INVESTMENT ADVISER:              ING JPMorgan Mid Cap   Growth from capital      At least 80% of assets    Active or frequent
ING Life Insurance and           Value Portfolio        appreciation.            in common stocks of       trading risk,
Annuity Company                                                                  companies with market     depositary receipt
                                                                                 capitalizations of $1     risk, derivatives
PORTFOLIO MANAGER:                                                               billion to $20            risk, foreign
J.P. Morgan Investment                                                           billion; generally        investment risk,
Management, Inc.                                                                 only securities that      interest rate risk,
                                                                                 are traded on             market and company
                                                                                 registered exchanges      risk, OTC investment
                                                                                 or the                    risk, small company
                                                                                 over-the-counter          risk, and mid-cap
                                                                                 market in the United      company risk.
                                                                                 States; other equity
                                                                                 securities, including
                                                                                 depositary receipts;
                                                                                 foreign securities;
                                                                                 and derivatives.

INVESTMENT ADVISER:              ING JPMorgan Small     Capital growth over      Equity securities of      Convertible securities
Directed Services, Inc.          Cap Equity Portfolio   the long term.           small-cap companies       risk, derivatives
                                                                                 (defined as those with    risk, diversification
PORTFOLIO MANAGER:                                                               market capitalization     risk, foreign
J.P. Morgan Investment                                                           equal to those within     investment risk,
Management Inc.                                                                  a universe of S&P         growth investing risk,
                                                                                 SmallCap 600 Index        manager risk, market
                                                                                 stocks), based on a       and company risk,
                                                                                 combined growth and       mid-cap company risk,
                                                                                 value investing           REIT risk, small
                                                                                 approach. May invest      company risk, and
                                                                                 in foreign securities;    value investing risk.
                                                                                 convertible
                                                                                 securities;
                                                                                 high-quality money
                                                                                 market instruments;
                                                                                 real estate investment
                                                                                 trusts; and
                                                                                 derivatives. The
                                                                                 Portfolio is
                                                                                 non-diversified.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)

     INVESTMENT ADVISER /
      PORTFOLIO MANAGER            UNDERLYING FUND       INVESTMENT OBJECTIVE       MAIN INVESTMENTS            MAIN RISKS
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:              ING Julius Baer        Long-term growth of      At least 80% of assets    Convertible securities
Directed Services, Inc.          Foreign Portfolio      capital.                 in equity securities      risk, debt securities
                                                                                 tied economically to      risk, derivatives
PORTFOLIO MANAGER:                                                               countries outside the     risk, emerging markets
Julius Baer Investment                                                           United States. Normally   risk, foreign
Management Inc.                                                                  has a bias towards        investment risk,
                                                                                 larger companies (e.g.,   high-yield bond risk,
                                                                                 with market               liquidity risk, market
                                                                                 capitalizations of $10    and company risk,
                                                                                 billion or greater), but  price volatility risk,
                                                                                 may also invest in        securities lending
                                                                                 small- and mid-sized      risk and small company
                                                                                 companies. May invest up  risk.
                                                                                 to 25% of assets in
                                                                                 issuers in developing
                                                                                 countries, may invest in
                                                                                 debt securities
                                                                                 (including
                                                                                 non-investment grade
                                                                                 bonds) and may lend its
                                                                                 portfolio securities.

INVESTMENT ADVISER:              ING Legg Mason Value   Long-term growth of      Based on a value          Call risk, convertible
Directed Services, Inc.          Portfolio              capital.                 investing approach,       securities risk, debt
                                                                                 may invest in equity      securities risk,
PORTFOLIO MANAGER:                                                               securities and debt       foreign investment
Legg Mason Funds                                                                 securities. May invest    risk, high yield bond
Management, Inc.                                                                 up to 25% of assets in    risk, interest rate
                                                                                 long-term debt            risk, market and
                                                                                 securities, and up to     company risk, and
                                                                                 10% of in high yield      value investing risk.
                                                                                 debt securities ("junk
                                                                                 bonds").

INVESTMENT ADVISER:              ING Liquid Asset       High level of current    U.S. Treasury and U.S.    Credit risk, income
Directed Services, Inc.          Portfolio              income consistent with   Government agency         risk, interest rate
                                                        the preservation of      securities; fully         risk, and manager
PORTFOLIO MANAGER:                                      capital and liquidity.   collateralized            risk.
ING Investments, LLC                                                             repurchase agreements;
                                                                                 bank obligations,
                                                                                 including certificates
                                                                                 of deposit, time
                                                                                 deposits, and bankers'
                                                                                 acceptances;
                                                                                 commercial paper;
                                                                                 variable or floating
                                                                                 rate securities,
                                                                                 including variable
                                                                                 rate demand
                                                                                 obligations;
                                                                                 short-term corporate
                                                                                 debt securities other
                                                                                 than commercial paper;
                                                                                 shares of other
                                                                                 investment companies
                                                                                 (not to exceed 10%);
                                                                                 and credit-linked
                                                                                 notes.

INVESTMENT ADVISER:              ING Marsico Growth     Capital appreciation.    Equity securities of      Active or frequent
Directed Services, Inc.          Portfolio                                       companies of any size,    trading risk, debt
                                                                                 selected for their        securities risk,
PORTFOLIO MANAGER:                                                               growth potential;         derivatives risk,
Marsico Capital                                                                  foreign securities;       emerging markets risk,
Management, LLC                                                                  derivatives; debt         foreign investment
                                                                                 securities, including     risk, growth investing
                                                                                 high-yield debt           risk, high-yield bond
                                                                                 securities ("junk         risk, manager risk,
                                                                                 bonds"); substantial      market and company
                                                                                 cash holdings in the      risk, and sector risk.
                                                                                 absence of attractive
                                                                                 investment
                                                                                 opportunities; and,
                                                                                 from time to time,
                                                                                 investment of more
                                                                                 than 25% assets in
                                                                                 securities of
                                                                                 companies in one or
                                                                                 more market sectors.

INVESTMENT ADVISER:              ING Mercury Focus      Long-term growth of      Based on a value          Leveraging risk, debt
Directed Services, Inc.          Value Portfolio        capital.                 investing approach,       securities risk,
                                                                                 equity securities of      derivatives risk,
PORTFOLIO MANAGER:                                                               issuers of any market     foreign investment
ING Investments, LLC                                                             capitalization; debt      risk, high-yield bond
                                                                                 securities of any         risk, manager risk,
                                                                                 maturity or credit        market and company
                                                                                 quality (including        risk, restricted and
                                                                                 high-yield debt           illiquid securities
                                                                                 securities ("junk         risk, sovereign debt
                                                                                 bonds")); foreign         risk, and value
                                                                                 securities, including     investing risk.
                                                                                 sovereign debt;
                                                                                 derivatives;
                                                                                 restricted and
                                                                                 illiquid securities;
                                                                                 and may engage in
                                                                                 substantial borrowing.

INVESTMENT ADVISER:              ING MFS Capital        Capital appreciation.    At least 65% of net       Active or frequent
ING Life Insurance and           Opportunities                                   assets in common          trading risk, credit
Annuity Company                  Portfolio                                       stocks and related        risk, currency risk,
                                                                                 securities, such as       depositary receipt
PORTFOLIO MANAGER:                                                               preferred stocks,         risk, emerging markets
Massachusetts Financial                                                          convertible securities    risk, foreign
Services Company                                                                 and depositary            investment risk,
                                                                                 receipts; foreign         market and company
                                                                                 securities, including     risk, and OTC
                                                                                 emerging market           investment risk.
                                                                                 securities. May invest
                                                                                 in securities listed
                                                                                 on a securities
                                                                                 exchange or traded in
                                                                                 the over the counter
                                                                                 markets.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)

     INVESTMENT ADVISER /
      PORTFOLIO MANAGER            UNDERLYING FUND       INVESTMENT OBJECTIVE       MAIN INVESTMENTS            MAIN RISKS
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:              ING MFS Mid Cap        Long-term growth of      Based on a growth         Active or frequent
Directed Services, Inc.          Growth Portfolio       capital.                 investing approach, at    trading risk,
                                                                                 least 80% of its assets   convertible securities
PORTFOLIO MANAGER:                                                               in common stocks and      risk, debt securities
Massachusetts Financial                                                          related securities (such  risk, derivatives risk,
Services Company                                                                 as preferred stocks,      emerging markets risk,
                                                                                 convertible securities    foreign investment risk,
                                                                                 and depositary receipts)  growth investing risk,
                                                                                 of mid-cap companies.     high-yield bond risk,
                                                                                 May also invest up to     manager risk, market and
                                                                                 20% of assets in foreign  company risk, mid-cap
                                                                                 securities and up to 10%  company risk, and OTC
                                                                                 of assets in high-yield   investment risk.
                                                                                 bonds ("junk bonds").
                                                                                 May also engage in short
                                                                                 sales and invest in
                                                                                 derivatives.

INVESTMENT ADVISER:              ING UBS U.S. Large     Long-term growth of      At least 80% of assets    Active and frequent
ING Life Insurance and           Cap Equity Portfolio   capital and future       in U.S. equity            trading, derivatives
Annuity Company                                         income.                  securities. which may     risk, market and
                                                                                 include                   company risk, OTC
PORTFOLIO MANAGER:                                                               dividend-paying           investment risk,
UBS Global Asset                                                                 securities, common        mid-cap company risk,
Management (Americas) Inc.                                                       stock and preferred       and small company
                                                                                 stock. In general,        risk.
                                                                                 emphasizes large
                                                                                 capitalization stocks,
                                                                                 but also may hold
                                                                                 small and intermediate
                                                                                 cap stocks. May also
                                                                                 invest in derivatives
                                                                                 and loan securities.

INVESTMENT ADVISER:              ING MFS Research       Long-term growth of      At least 80% of assets    Active or frequent
Directed Services, Inc.          Portfolio              capital and future       in common stocks and      trading risk,
                                                        income.                  related securities        convertible securities
PORTFOLIO MANAGER:                                                               (such as preferred        risk, emerging markets
Massachusetts Financial                                                          stocks, convertible       risk, foreign
Services Company                                                                 securities and            investment risk,
                                                                                 depositary receipts).     high-yield bond risk,
                                                                                 May invest in foreign     manager risk, market
                                                                                 securities and debt       and company risk, OTC
                                                                                 securities and may        investment risk,
                                                                                 loan securities.          portfolio turnover
                                                                                                           risk, and securities
                                                                                                           lending risk.

INVESTMENT ADVISER:              ING MFS Total Return   Above-average income     Equity securities         Active or frequent
Directed Services, Inc.          Portfolio              (compared to a           (including convertible    trading risk,
                                                        portfolio entirely       securities);              allocation risk, call
PORTFOLIO MANAGER:                                      invested in equity       fixed-income              risk, convertible
Massachusetts Financial                                 securities) consistent   securities (including     securities risk,
Services Company                                        with the prudent         high-yield debt           credit risk, emerging
                                                        employment of capital.   securities ("junk         markets risk,
                                                        A secondary objective    bonds"), loan             government securities
                                                        is the reasonable        participations, and       risk, foreign
                                                        opportunity for growth   zero-coupon bonds);       investment risk,
                                                        of capital and income.   foreign securities;       high-yield bond risk,
                                                                                 and derivatives.          income risk, interest
                                                                                                           rate risk, liquidity
                                                                                                           risk, manager risk,
                                                                                                           market and company
                                                                                                           risk, maturity risk,
                                                                                                           mortgage risk, sector
                                                                                                           risk, and undervalued
                                                                                                           securities risk.

INVESTMENT ADVISER:              ING OpCap Balanced     Capital growth, and      At least 25% of its       Active or frequent
ING Life Insurance and           Value Portfolio        secondarily,             total assets in equity    trading risk, credit
Annuity Company                                         investment income.       securities, including     risk, industry focus
                                                                                 common stocks and         risk, interest rate
PORTFOLIO MANAGER:                                                               preferred stocks          risk, and market and
OpCap Advisors LLC                                                               (typically between 50%    company risk.
                                                                                 to 70% of its total
                                                                                 assets invested in
                                                                                 equities), and at
                                                                                 least 25% of total
                                                                                 assets in fixed-income
                                                                                 senior securities,
                                                                                 including bonds,
                                                                                 debentures, notes,
                                                                                 participation
                                                                                 interests in loans,
                                                                                 convertibles, and U.S.
                                                                                 Government securities.

INVESTMENT ADVISER:              ING PIMCO Core Bond    Maximum total return,    At least 80% of assets    Currency risk, debt
Directed Services, Inc.          Portfolio              consistent with          in debt securities of     securities risk,
                                                        preservation of          varying maturities,       derivatives risk,
PORTFOLIO MANAGER:                                      capital and prudent      with a portfolio          foreign investment
Pacific Investment                                      investment management.   duration that normally    risk, government
Management Company LLC                                                           varies within a three     securities risk,
                                                                                 to six year time          high-yield bond risk,
                                                                                 frame, including          interest rate risk,
                                                                                 high-yield debt           leveraging risk,
                                                                                 securities ("junk         liquidity risk,
                                                                                 bonds"); U.S.             manager risk, market
                                                                                 government securities;    and company risk, and
                                                                                 and corporate debt        portfolio turnover
                                                                                 securities of U.S. and    risk.
                                                                                 non-U.S. issuers. May
                                                                                 engage in derivatives
                                                                                 transactions.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)

     INVESTMENT ADVISER /
      PORTFOLIO MANAGER            UNDERLYING FUND       INVESTMENT OBJECTIVE       MAIN INVESTMENTS            MAIN RISKS
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:              ING PIMCO High Yield   Maximum total return,    At least 80% of assets    Credit risk, currency
Directed Services, Inc.          Portfolio              consistent with          in a diversified          risk, derivatives
                                                        preservation of          portfolio of high         risk, foreign
PORTFOLIO MANAGER:                                      capital and prudent      yield securities          investment risk,
Pacific Investment                                      investment management.   ("junk bonds") rated      government securities
Management Company LLC                                                           below investment grade    risk, high yield bond
                                                                                 but rated at least        risk, interest rate
                                                                                 CCC/Caa by Moody's        risk, leveraging risk,
                                                                                 Investors Service,        liquidity risk,
                                                                                 Inc., Standard and        manager risk, market
                                                                                 Poor's Rating Service,    and company risk, and
                                                                                 or Fitch, or if           mortgage risk.
                                                                                 unrated, determined to
                                                                                 be of comparable
                                                                                 quality, subject to a
                                                                                 maximum of 5% of total
                                                                                 assets in CCC/Caa
                                                                                 securities. The
                                                                                 remainder of assets
                                                                                 may be invested in
                                                                                 investment grade fixed
                                                                                 income investments.
                                                                                 May invest in non-US
                                                                                 dollar-denominated
                                                                                 securities and U.S.
                                                                                 dollar-denominated
                                                                                 foreign securities
                                                                                 (including in
                                                                                 emerging, or
                                                                                 developing, markets),
                                                                                 derivative instruments
                                                                                 and mortgage and
                                                                                 asset-backed
                                                                                 securities. The
                                                                                 average portfolio
                                                                                 duration is two- to
                                                                                 six-years.

INVESTMENT ADVISER:              ING Salomon Brothers   Long-term growth of      At least 80% of assets    Active or frequent
ING Life Insurance and           Aggressive Growth      capital.                 in common stocks and      trading risk, currency
Annuity Company                  Portfolio                                       related securities,       risk, depositary
PORTFOLIO MANAGER:                                                               such as preferred         receipt risk, emerging
Salomon Brothers Asset                                                           stock, convertible        markets risk, foreign
Management Inc.                                                                  securities and            investment risk,
                                                                                 depositary receipts,      growth investing risk,
                                                                                 of emerging growth        diversification risk,
                                                                                 companies; securities     market and company
                                                                                 listed on a securities    risk, and OTC
                                                                                 exchange or traded in     investment risk.
                                                                                 the over the counter
                                                                                 markets; foreign
                                                                                 securities; (including
                                                                                 emerging market
                                                                                 securities); and may
                                                                                 have exposure to
                                                                                 foreign currencies.

INVESTMENT ADVISER:              ING Salomon Brothers   Capital appreciation     Using a value             Active or frequent
Directed Services, Inc.          All Cap Portfolio      through investment in    investing approach,       trading risk,
                                                        securities believed to   common stocks and         convertible securities
PORTFOLIO MANAGER:                                      have above-average       common stock              risk, derivatives
Salomon Brothers Asset                                  capital appreciation     equivalents, such as      risk, diversification
Management Inc                                          potential.               preferred stocks and      risk, manager risk,
                                                                                 convertibles,             market and company
                                                                                 typically of large,       risk, mid-cap company
                                                                                 well-known companies,     risk, securities
                                                                                 but may also invest a     lending risk, small
                                                                                 significant portion of    company risk,
                                                                                 its assets in             undervalued securities
                                                                                 securities of small to    risk, and value
                                                                                 medium-sized              investing risk.
                                                                                 companies; debt
                                                                                 securities; and
                                                                                 derivatives. May lend
                                                                                 portfolio securities.

INVESTMENT ADVISER:              ING Salomon Brothers   Long-term growth of      Equity securities of      Credit risk, debt
Directed Services, Inc.          Investors Portfolio    capital. Current         U.S. companies,           securities risk,
                                                        income is a secondary    focusing on               growth investing risk,
PORTFOLIO MANAGER:                                      objective.               established large         income risk, interest
Salomon Brothers Asset                                                           capitalization            rate risk, manager
Management Inc.                                                                  companies with growth     risk, market and
                                                                                 potential at a            company risk, sector
                                                                                 reasonable cost. May      risk, and securities
                                                                                 invest in debt            lending risk.
                                                                                 securities, including
                                                                                 high-yield debt
                                                                                 securities ("junk
                                                                                 bonds"), and more than
                                                                                 25% of total assets in
                                                                                 securities of
                                                                                 companies in one or
                                                                                 more market sectors,
                                                                                 and may lend
                                                                                 securities.

INVESTMENT ADVISER:              ING T. Rowe Price      Long-term capital        At least 80% of assets    Active or frequent
ING Life Insurance and           Growth Equity          growth, and              in common stocks, with    trading risk, currency
Annuity Company                  Portfolio              secondarily,             a focus on growth         risk, depositary
                                                        increasing dividend      companies; may have       receipt risk,
PORTFOLIO MANAGER:                                      income.                  exposure to foreign       derivatives risk,
T. Rowe Price Associates, Inc.                                                   currencies and            foreign investment
                                                                                 investment may include    risk, growth investing
                                                                                 foreign securities,       risk, and market and
                                                                                 depositary receipt        company risk.
                                                                                 securities and
                                                                                 derivatives.

INVESTMENT ADVISER:              ING T. Rowe Price      Over the long-term, a    Based on a value,         Active or frequent
Directed Services, Inc.          Capital Appreciation   high total investment    active asset              trading risk,
                                 Portfolio              return, consistent       allocation approach,      allocation risk,
PORTFOLIO MANAGER:                                      with the preservation    typically half of         credit risk,
T. Rowe Price Associates, Inc.                          of capital and with      total assets are          convertible securities
                                                        prudent investment       invested in common        risk, debt securities
                                                        risk.                    stocks of established     risk, derivatives
                                                                                 companies believed to     risk, foreign
                                                                                 have above-average        investment risk,
                                                                                 potential for capital     high-yield bond risk,
                                                                                 growth, with remainder    income risk, interest
                                                                                 generally invested in     rate risk, manager
                                                                                 other securities,         risk, market and
                                                                                 including                 company risk,
                                                                                 convertibles,             securities lending
                                                                                 warrants, preferred       risk, and value
                                                                                 stocks, corporate and     investing risk.
                                                                                 government debt,
                                                                                 futures, and options.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)

     INVESTMENT ADVISER /
      PORTFOLIO MANAGER            UNDERLYING FUND       INVESTMENT OBJECTIVE       MAIN INVESTMENTS            MAIN RISKS
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:              ING T. Rowe Price      Substantial dividend     Based on a value          Debt securities risk,
Directed Services, Inc.          Equity Income          income as well as        investing approach,       derivatives risk,
                                 Portfolio              long-term growth of      normally invests at       foreign investment
PORTFOLIO MANAGER:                                      capital.                 least 80% of its          risk, manager risk,
T. Rowe Price Associates, Inc.                                                   assets in common          market and company
                                                                                 stocks, with 65% in       risk, undervalued
                                                                                 the common stocks of      securities risk, and
                                                                                 well-established          value investing risk.
                                                                                 companies paying
                                                                                 above-average
                                                                                 dividends; may invest
                                                                                 in derivatives;
                                                                                 foreign securities;
                                                                                 and debt securities.

INVESTMENT ADVISER:              ING UBS U.S. Balanced  Maximize total return    A mix of equity and       Active or frequent
Directed Services, Inc.          Portfolio              over the long term by    debt securities. May      trading risk,
                                                        allocating its assets    also invest in cash       allocation risk, call
PORTFOLIO MANAGER:                                      among stocks, bonds,     and cash equivalents.     risk, credit risk,
UBS Global Asset                                        short-term instruments                             derivatives risk,
Management (Americas) Inc.                              and other investments.                             high-yield bond risk,
                                                                                                           income risk, interest
                                                                                                           rate risk, manager
                                                                                                           risk, market and
                                                                                                           company risk, and
                                                                                                           maturity risk, mid-cap
                                                                                                           company risk,
                                                                                                           portfolio turnover
                                                                                                           risk, and small
                                                                                                           company risk.

INVESTMENT ADVISER:              ING Van Kampen         Seeks capital growth     Equity securities of      Active or frequent
ING Life Insurance and           Comstock Portfolio     and income.              companies of any          trading risk, currency
Annuity Company                                                                  market-capitalization;    risk, derivatives
                                                                                 up to 10% of assets in    risk, equity
PORTFOLIO MANAGER:                                                               high-quality              securities risk,
Van Kampen (Morgan Stanley                                                       short-term debt           foreign investment
Investment Management, Inc.)                                                     securities and            risk interest rate
                                                                                 investment grade          risk, market and
                                                                                 corporate debt            company risk, small
                                                                                 securities; up to 25%     and mid-capitalization
                                                                                 of assets in foreign      company risk.
                                                                                 securities; and
                                                                                 derivatives.

INVESTMENT ADVISER:              ING Van Kampen Equity  Long-term capital        Based on growth           Growth investing risk,
Directed Services, Inc.          Growth Portfolio       appreciation.            investing approach, at    manager risk, market
                                                                                 least 80% of assets of    and company risk, and
PORTFOLIO MANAGER:                                                               the Portfolio in          portfolio turnover
Van Kampen (Morgan Stanley                                                       equity securities         risk.
Investment Management, Inc.)                                                     primarily of U.S.
                                                                                 companies and, to a
                                                                                 limited extent, of
                                                                                 foreign companies that
                                                                                 are listed on U.S.
                                                                                 exchanges or traded in
                                                                                 U.S. markets. Invests
                                                                                 primarily in companies
                                                                                 with market
                                                                                 capitalizations of $10
                                                                                 billion or more.

INVESTMENT ADVISER:              ING Van Kampen Global  Long-term capital        Primarily in equity       Currency risk,
Directed Services, Inc.          Franchise Portfolio    appreciation.            securities of             derivatives risk,
                                                                                 companies of any size     diversification risk,
PORTFOLIO MANAGER:                                                               located throughout the    emerging markets risk,
Van Kampen (Morgan Stanley                                                       world, based on a         foreign investment
Investment Management, Inc.)                                                     value investing           risk, manager risk,
                                                                                 approach; normally        market and company
                                                                                 invests in securities     risk, mid-cap company
                                                                                 of issuers from at        risk, small company
                                                                                 least three different     risk, undervalued
                                                                                 countries, which may      securities risk, and
                                                                                 include the United        value investing risk.
                                                                                 States; may invest in
                                                                                 securities of issuers
                                                                                 in emerging markets
                                                                                 and derivatives.

INVESTMENT ADVISER:              ING Van Kampen Growth  Long-term growth of      Primarily                 Convertible securities
Directed Services, Inc.          and Income Portfolio   capital and income       income-producing          risk, debt securities
                                                                                 equity securities of      risk, derivatives
PORTFOLIO MANAGER:                                                               issuers of any size,      risk, foreign
Van Kampen (Morgan Stanley                                                       but with a focus on       investment risk,
Investment Management, Inc.)                                                     larger-capitalization     growth investing risk,
                                                                                 companies, including      manager risk, market
                                                                                 common stocks and         and company risk,
                                                                                 convertibles;             mid-cap company risk,
                                                                                 investment grade debt     and small company
                                                                                 securities, foreign       risk.
                                                                                 securities, and
                                                                                 derivatives.

INVESTMENT ADVISER:              ING VP Balanced        Maximize investment      A mix of equity and       Price volatility and
ING Investments, LLC             Portfolio              return with reasonable   debt securities.          other risks that
                                                        safety of principal.                               accompany an
PORTFOLIO MANAGER:                                                                                         investment in equity
Aeltus Investment                                                                                          securities. Credit,
Management, Inc.                                                                                           interest rate and
                                                                                                           other risks that
                                                                                                           accompany an
                                                                                                           investment in debt
                                                                                                           securities.

INVESTMENT ADVISER:              ING VP Bond            Maximize total return    Investment grade debt     Credit, interest rate,
ING Investments, LLC             Portfolio*             consistent with          securities with a         prepayment and other
                                                        reasonable risk.         minimum average           risks that accompany
PORTFOLIO MANAGER:                                                               portfolio quality         an investment in fixed
Aeltus Investment                                                                being investment grade    income securities. May
Management, Inc.                                                                 and dollar weighted       be sensitive to credit
                                                                                 average maturity          risk during economic
                                                                                 generally ranging         downturns.
                                                                                 between five and ten
                                                                                 years.

* Effective August 2004, the portfolio will be renamed ING VP Inermediate Bond Portfolio.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS (CONTINUED)

     INVESTMENT ADVISER /
      PORTFOLIO MANAGER            UNDERLYING FUND       INVESTMENT OBJECTIVE       MAIN INVESTMENTS            MAIN RISKS
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:              ING VP Growth and      Maximize total return.   Equity securities of      Price volatility and
ING Investments, LLC             Income Portfolio                                large U.S. companies      other risks that
                                                                                 believed to have          accompany an
PORTFOLIO MANAGER:                                                               above-average growth      investment in equity
Aeltus Investment                                                                potential.                securities.
Management, Inc.

INVESTMENT ADVISER:              ING VP Growth          Growth of capital.       Equity securities of      Price volatility and
ING Investments, LLC             Portfolio                                       large U.S. companies      other risks that
                                                                                 believed to have          accompany an
PORTFOLIO MANAGER:                                                               growth potential,         investment in
Aeltus Investment                                                                although it may invest    growth-oriented
Management, Inc.                                                                 in companies of any       securities.
                                                                                 size.

INVESTMENT ADVISER:              ING VP Index Plus      Outperform the total     Equity securities         Price volatility and
ING Investments, LLC             LargeCap Portfolio     return performance of    included in the S&P       other risks that
                                                        the Standard & Poor's    500 Index;                accompany an
PORTFOLIO MANAGER:                                      500 Composite Stock      derivatives; and other    investment in equity
Aeltus Investment                                       Price Index (S&P 500     investment companies.     securities.
Management, Inc.                                        Index).

INVESTMENT ADVISER:              ING VP Index Plus      Outperform the total     At least 80% of assets    Price volatility and
ING Investments, LLC             MidCap Portfolio       return performance of    in equity securities      other risks that
                                                        the Standard & Poor's    included in the S&P       accompany an
PORTFOLIO MANAGER:                                      MidCap 400 Index (S&P    400 Index.                investment in equity
Aeltus Investment                                       400 Index).                                        securities of mid-cap
Management, Inc.                                                                                           companies.

INVESTMENT ADVISER:              ING VP Index Plus      Outperform the total     At least 80% of assets    Price volatility and
ING Investments, LLC             SmallCap Portfolio     return performance of    in stocks included in     other risks that
                                                        the Standard & Poor's    the S&P 600 Index.        accompany an
PORTFOLIO MANAGER:                                      SmallCap 600 Index                                 investment in equity
Aeltus Investment                                       (S&P 600 Index), while                             securities of
Management, Inc.                                        maintaining a market                               small-cap companies.
                                                        level of risk.

INVESTMENT ADVISER:              ING VP MidCap          Long-term capital        Equity securities of      Price volatility and
ING Investments, LLC             Opportunities          appreciation.            medium-sized U.S.         other risks that
                                 Portfolio                                       companies believed to     accompany an
PORTFOLIO MANAGER:                                                               have growth potential.    investment in equity
none                                                                                                       securities of
                                                                                                           growth-oriented and
                                                                                                           medium-sized
                                                                                                           companies.
                                                                                                           Particularly sensitive
                                                                                                           to price swings during
                                                                                                           periods of economic
                                                                                                           uncertainty.

INVESTMENT ADVISER:              ING VP Small Company   Growth of capital.       Equity securities of      Price volatility and
ING Investments, LLC             Portfolio                                       small-sized U.S.          other risks that
                                                                                 companies believed to     accompany an
PORTFOLIO MANAGER:                                                               have growth potential.    investment in equity
Aeltus Investment                                                                                          securities of
Management, Inc.                                                                                           growth-oriented and
                                                                                                           small-sized companies.
                                                                                                           Particularly sensitive
                                                                                                           to price swings during
                                                                                                           periods of economic
                                                                                                           uncertainty.

INVESTMENT ADVISER:              ING VP SmallCap        Long-term capital        Equity securities of      Price volatility and
ING Investments, LLC             Opportunities          appreciation.            smaller, lesser-known     other risks that
                                 Portfolio                                       U.S. companies            accompany an
PORTFOLIO MANAGER:                                                               believed to have          investment in equity
Aeltus Investment                                                                growth potential.         securities of
Management, Inc.                                                                                           growth-oriented and
                                                                                                           small-sized companies.
                                                                                                           Particularily
                                                                                                           sensitive to price
                                                                                                           swings during periods
                                                                                                           of economic
                                                                                                           uncertainty.

INVESTMENT ADVISER:              ING VP Value           Growth of capital.       Equity securities of      Price volatility and
ING Investments, LLC             Opportunity Portfolio                           companies of any size,    other risks that
                                                                                 but tends to invest in    accompany an
PORTFOLIO MANAGER:                                                               large U.S. companies      investment in equity
Aeltus Investment                                                                believed to be            securities; value
Management, Inc.                                                                 undervalued.              investing risk, small
                                                                                                           company risk, and
                                                                                                           mid-cap company risk.

INVESTMENT ADVISER:              ING VP Worldwide       Long-term capital        At least 65% of assets    Foreign investment
ING Investments, LLC             Growth Portfolio       appreciation.            in equity securities      risk, price
                                                                                 of issuers located in     volatility, market
PORTFOLIO MANAGER:                                                               at least three            trends risk,
Aeltus Investment                                                                countries, and at         non-diversification
Management, Inc.                                                                 least 75% of assets in    risk, liquidity risk,
                                                                                 common and preferred      securities lending
                                                                                 stocks, warrants and      risk, active or
                                                                                 convertible               frequent trading risk,
                                                                                 securities, including     and convertible
                                                                                 securities issued by      securities risk.
                                                                                 companies located in
                                                                                 countries with
                                                                                 emerging securities
                                                                                 markets.

                            MORE INFORMATION ON RISKS

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending on what it invests in and what strategies it uses. Here are some of the key risks you should know about before investing in the LifeStyle
Portfolios:

ASSET ALLOCATION IS NO GUARANTEE AGAINST LOSS

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and assumptions used to form the asset allocations for the LifeStyle Portfolios. Furthermore, ING Investments' allocation of a Portfolio's assets to certain asset classes and Underlying Funds may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in each Portfolio.

PERFORMANCE OF THE UNDERLYING FUNDS WILL VARY

The performance of the Portfolios depends on the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of a Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

TEMPORARY DEFENSIVE POSITIONS

A Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when ING Investments or an investment adviser believes that adverse market, economic, political or other conditions may affect a Portfolio or Underlying Fund, respectively. Instead, the Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short term paper. While a Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. A Portfolio's or Underlying Fund's defensive investment position may not be effective in protecting its value.

CONFLICT OF INTEREST

In making decisions on the allocation of the assets of the LifeStyle Portfolios among the Underlying Funds, ING Investments is subject to several conflicts of interest because it serves as the investment manager to the LifeStyle Portfolios, and it or an affiliate serves as investment manager to the Underlying Funds. These conflicts could arise because some Underlying Funds pay advisory fees that are higher than others, and some Underlying Funds have a sub-adviser that is affiliated with ING, while others do not. ING Investments subsidizes the expenses of some of the Underlying Funds, but doesn't subsidize others. Further, ING Investments may believe that a redemption from an Underlying Fund will be harmful to that Fund or to ING Investments or an affiliate. Therefore, ING Investments may have incentives to allocate and reallocate in a fashion that would advance its own interests or the interests of an Underlying Fund rather than a LifeStyle Portfolio.

ING Investments has informed the Trust's Trustees that its investment process may be influenced by an independent consulting firm, and that it has developed an investment process using an allocation committee to make sure that the LifeStyle Portfolios are managed with an eye towards to the interests of the LifeStyle Portfolios. Nonetheless, investors bear the risk that ING Investments' allocation decisions will be affected by its conflicts of interest.

RISKS ASSOCIATED WITH AN INVESTMENT IN THE UNDERLYING FUNDS

Each Portfolio is also affected by other kinds of risks, depending on the types of securities held by or strategies used by the Underlying Funds, such as:

ACTIVE OR FREQUENT TRADING RISK. An Underlying Fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Underlying Fund's performance.

ALLOCATION RISK. An Underlying Fund that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets, sectors or markets where there are significant returns, and could lose value by overweighting those where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

BORROWING AND LEVERAGE RISK. An Underlying Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of an Underlying Fund's shares and in the Underlying Fund's return. Borrowing will cost the Underlying Fund interest expense and other fees. The cost of borrowing may reduce the Underlying Fund's return.

CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

CONVERTIBLE SECURITIES RISK. The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

CREDIT RISK. A fixed income security's issuer may not be able to meet its financial obligations and go bankrupt. High-yield/high-risk bonds are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are considered to be mostly speculative in nature.

CURRENCY RISK. Exposure to foreign currencies may cause the value of an Underlying Fund to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.

DEBT SECURITIES RISK. The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

DEFENSIVE INVESTING RISK. Certain Underlying Funds may invest a substantial portion of their assets in money market instruments, repurchase agreements and U.S. government debt, including where an Underlying Fund is investing for temporary defensive purposes, which could reduce the underlying returns.

DEPOSITARY RECEIPT RISK. An Underlying Fund may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

DERIVATIVES RISK. Derivatives derive their value from the value of an underlying security, a group of securities or an index. Synthetics replicate the economic characteristics of a direct investment. An Underlying Fund's use of derivatives, synthetics, forward commitments and currency transactions could reduce returns, may not be liquid, and may not correlate precisely to the underlying securities or index. All of these investments and repurchase agreements are particularly sensitive to counterparty risk.

DIVERSIFICATION RISK. Each Portfolio may invest in Underlying Funds that are considered "non-diversified." A non-diversified fund may invest in securities of a fewer number of issuers than diversified funds, which increases the risk that its value could go down because of poor performance of a single investment or a small number of investments.

EMERGING MARKETS RISK. Investments in emerging market countries (such as countries in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries such as Russia.

EQUITY SECURITIES RISK. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.

FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investment.

GEOGRAPHIC FOCUS RISK. Concentrating investments in a limited number of countries, may increase the risk that economic, political and social conditions in those countries will have a significant impact on performance.

GOVERNMENT SECURITIES RISK. The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." Although U.S. Government Securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. Government would provide financial support to U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises if it is not obliged to do so by law.

GROWTH INVESTING RISK. Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

HIGH-YIELD BOND RISK. High-yield debt securities (commonly referred to as "junk bonds") generally present a greater credit risk than an issuer of a higher quality debt security, and typically have greater potential price volatility. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high yield securities are traded may be less liquid than the market for higher-grade bonds. It may be more difficult to value less liquid high yield securities, and determination of their value may involve elements of judgment.

INCOME RISK. The possibility that an Underlying Fund's dividends will decline as a result of falling overall interest rates. The risk is typically greater for those Underlying Funds that invest in short-term debt securities.

INDUSTRY CONCENTRATION RISK: An Underlying Fund that invests more than 25% of its assets in an industry or group of industries may be adversely affected by developments affecting the industry or industries. The value of shares of such an Underlying Fund may fluctuate more than if it invested in a broader variety of industries.

INFLATION RISK. Inflation may result in higher prices for goods and services and thus erode the value of an Underlying Fund's investment returns.

INTEREST RATE RISK. The value of bonds and short-term money market instruments may fall when interest rates rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments.

INVESTMENT BY FUNDS OF FUNDS. Each of the Underlying Funds' shares may be purchased by other investment companies, including the LifeStyle Portfolios. In some cases, the Underlying Fund may experience large investments or redemptions due to allocations or rebalancings by the LifeStyle Portfolios. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. ING Investments will monitor transactions by the LifeStyle Portfolios and will attempt to minimize any adverse effects on the Underlying Funds and the LifeStyle Portfolios as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940 or under the terms of an exemptive order granted by the SEC.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, borrowing for investment purposes, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives also may create leveraging risk. To mitigate leveraging risk, a Portfolio may segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's securities.

LIQUIDITY RISK. Liquidity is the ability to sell securities at about carrying cost within a reasonable time. High-yield/high risk bonds may be less liquid (more difficult to sell) than higher quality investments and investments in smaller companies have a greater risk of being or becoming less liquid than other equity securities.

MANAGER RISK. An Underlying Fund's investment adviser may make a decision or shift assets in a way that cause the Underlying Fund to not achieve its investment objective(s). An Underlying Fund's investment adviser may use investment techniques or invest in securities that are not part of an Underlying Fund's principal investment strategy. For example, if market conditions warrant, Underlying Funds that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Underlying Funds that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Underlying Funds and cause them to miss investment opportunities. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced.

MARKET AND COMPANY RISK. The value of the securities in which an Underlying Fund or the Portfolio invests may decline due to changing economic, political or market conditions here or abroad, changes in investor psychology, heavy institutional selling, or due to the financial condition of the company that issued the security.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of an Underlying Fund may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MATURITY RISK. The value of a debt security may change from the time it is issued to when it matures. The longer the period to maturity, the greater the potential for price fluctuation.

MID-CAP COMPANY RISK. Securities of medium-sized companies may be more volatile than larger, more established companies owing to such factors as inexperienced management and limited financial resources.

MORTGAGE RISK. Mortgage-related securities can be paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, an Underlying Fund investing in such securities will be forced to reinvest this money at lower yields. Conversely, if interest rates rise, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. Stripped mortgage-related securities can be particularly sensitive to changes in interest rates. Stripped mortgage-related securities are made up of Interest Only (10) and Principal Only
(PO) components. IOs present a heightened risk of total loss of investment.

OTC INVESTMENT RISK. Equity securities that are traded over-the-counter may be more volatile than exchange-listed securities, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

PORTFOLIO TURNOVER RISK. Changes to the investment of an Underlying Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs which may have an adverse impact on performance. The portfolio turnover rate of an Underlying Fund will vary from year to year, as well as within a year.

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                      MORE INFORMATION ON RISKS (CONTINUED)

PRICE VOLATILITY RISK. Equity securities have historically offered the potential for greater long-term growth than most fixed income securities. However, they also tend to have larger and more frequent changes in price, which means there is a greater risk you could lose money over the short-term. The prices of equity securities change in response to many factors, including a company's historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The Underlying Funds may invest in large, medium or small companies. Large companies tend to have more stable prices than small or medium sized companies. Companies with small or medium capitalizations maybe riskier and more susceptible to price swings. They may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers.

REIT RISK. Investment in REITs exposes an Underlying Fund to the risks of the real estate market. Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

RESTRICTED AND ILLIQUID SECURITIES RISK. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid and restricted securities investments involve the risk that the securities will not be able to be sold at the time desired.

SECTOR RISK. The value of an Underlying Fund that may invest a substantial portion of its assets in a particular sector of the economy or stock market may be adversely affected by trends in that sector.

SECURITIES LENDING RISK. An Underlying Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Underlying Fund may lose money and there may be a delay in recovering the loaned securities. The Underlying Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of instruments made with cash collateral. These events could trigger adverse tax consequences to the Underlying Fund.

SHORT SALE RISK. Certain Underlying Funds may make short sales, which involves selling a security the Fund does not own in anticipation that the security's price will decline. Short sales expose an Underlying Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying Fund.

SOVEREIGN DEBT RISK. Certain Underlying Funds may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position relative to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay, or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

UNDERVALUED SECURITIES RISK. Prices of securities react to the economic condition of the company that issued the security. Equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. The investment adviser to an Underlying Fund invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

SMALL COMPANY RISK. Certain of the Underlying Funds may invest in small capitalization companies. Investment in small capitalization companies involves a substantial risk of loss. Small cap companies and the market for their equity securities are more likely to be more sensitive to changes in earnings results and investor expectations. These

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                      MORE INFORMATION ON RISKS (CONTINUED)

companies are also likely to have more limited product lines, capital resources, management depth and their securities trade less frequently and in more limited volumes than securities of larger companies.

SPECIAL SITUATIONS RISK. Certain Underlying Funds may make special situation investments, which arise when an Underlying Fund believes that the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. An Underlying Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not have the anticipated effect.

VALUE INVESTING RISK. Certain Underlying Funds invest in "value" stocks. An investment adviser to an Underlying Fund may be wrong in its assessment of a company's value and the stocks the Underlying Fund holds may not reach what the portfolio manager believes are their full values. From time to time "value" investing falls out of favor with investors. During those periods, the Underlying Fund's relative performance may suffer.

                     MANAGEMENT AND OTHER SERVICE PROVIDERS

MANAGEMENT OF THE LIFESTYLE PORTFOLIOS

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING Investments began investment management in April, 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles. As of December 31, 2003, ING Investments managed over $36.6 billion in assets. ING Investments' principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments has full investment discretion and ultimate authority to make all determinations with respect to the investment of a Portfolio's assets and the purchase and sale of portfolio securities for one or more LifeStyle Portfolios. For its investment management services provided to each Portfolio, ING Investments will receive a management fee equal to 0.14% of each Portfolio's average daily net assets.

ASSET ALLOCATION COMMITTEE

An Asset Allocation Committee at ING Investments reviews the allocation of Portfolio assets. The Committee considers the quarterly and annual recommendations of Ibbotson Associates, reviews their basis for arriving at these recommendations, and determines the asset allocations for the Portfolios. No member of the Asset Allocation Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations.

INFORMATION ABOUT IBBOTSON ASSOCIATES

Ibbotson Associates, founded in 1977 by Professor Roger Ibbotson, is a leading authority on asset allocation and provides products and services to help investment professionals obtain, manage and retain assets. Ibbotson Associates provides extensive training, client education materials, asset allocation investment management services and software to help clients enhance their ability to deliver working solutions to their clients. With offices in Chicago, New York and Japan, Ibbotson Associates provides integrated investment knowledge, leading-edge technology, multi-conceptual education and a variety of sales presentation solutions. In the course of business over the past 25 years, Ibbotson Associates has built and maintained many strong relationships with companies, including brokerage firms, mutual fund companies, banks, insurance companies, individual planners, investment consultants, plan sponsors and investment managers.

PORTFOLIO DISTRIBUTION

Directed Services, Inc. ("DSI") is the principal underwriter and distributor of each Portfolio. It is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. DSI is a member

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               MANAGEMENT AND OTHER SERVICE PROVIDERS (CONTINUED)

of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.

ADMINISTRATOR

ING Funds Services, LLC ("ING Funds Services"), an affiliate of ING Investments, will provide the LifeStyle Portfolios with certain administrative services. The administrative services performed by ING Funds Services include acting as a liaison among the various service providers to the LifeStyle Portfolios, including the custodian, portfolio accounting agent, and the insurance company or companies to which the LifeStyle Portfolios offer their shares. ING Funds Services is also responsible for ensuring that the LifeStyle Portfolios operate in compliance with applicable legal requirements and monitoring for compliance with requirements under applicable law and with the investment policies and restrictions of the LifeStyle Portfolios.

                            INFORMATION FOR INVESTORS

ABOUT YOUR INVESTMENT

The Portfolios are available to serve as investment options under Variable Contracts issued by insurance companies that may or may not be part of the ING Groep N.V. group of companies. You do not buy, sell or exchange shares of the Portfolios. You choose investment options through your annuity contract or life insurance policy.

The insurance company that issued your Variable Contract is responsible for investing in the Portfolios according to the investment options you've chosen. You should consult the accompanying variable contract prospectus for additional information about how this works.

INTERESTS OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES AND QUALIFIED RETIREMENT PLANS

The LifeStyle Portfolios are available to serve as investment options offered through variable annuity contracts and variable life insurance policies available to Qualified Plans. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for Variable Contracts and offers its shares directly to Qualified Plans. However, it is possible that the interests of owners of variable annuity contracts, variable life insurance policies and Qualified Plans, for which the Portfolios serve as an investment medium, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners and Qualified Plans and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios or a Qualified Plan might be required to redeem its investment, which might force the Portfolios to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

FREQUENT TRADING - MARKET TIMING

The LifeStyle Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the LifeStyle Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, such as insurance companies, retirement plans, record-keepers, and trusts. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

Omnibus accounts generally do not identify customers' trading activity to a Portfolio on an individual basis. The ability of the LifeStyle Portfolios to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries, therefore, is severely limited. Consequently, the LifeStyle Portfolios must rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary for their policies regarding frequent, short-term trading. The LifeStyle Portfolios seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent short term trading. There is, however, no guarantee that the Portfolios will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity.

The LifeStyle Portfolios believe that market timing or frequent, short-term trading in any account, including a variable insurance or retirement plan account, is not in the best interest of a Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of INGInvestments to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Portfolio performance.

Although the policies described above that are followed by omnibus account arrangements and the LifeStyle Portfolios are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, the LifeStyle Portfolios are often required to make decisions that are inherently subjective. The LifeStyle Portfolios strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

HOW SHARES ARE PRICED

The price that investors pay when they buy and the price that investors receive when they sell or exchange shares is determined by the net asset value ("NAV") per share of the Portfolio. NAV per share for each Portfolio is calculated each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time). The LifeStyle Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share for each Portfolio is calculated by taking the value of a Portfolio's assets, subtracting that Portfolio's liabilities, and dividing by the number of shares that are outstanding. Please note that foreign securities may trade in their primary markets on weekends or other days when the LifeStyle Portfolios or Underlying Funds do not price their shares. Therefore, the value of a Portfolio's investments (if an Underlying Fund holds foreign securities) may change on days when an investor will not be able to reallocate between investment options.

The NAVs of the LifeStyle Portfolios are based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's or Underlying Fund's NAV is not calculated. As a result, the NAV of a Portfolio or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem an Underlying Fund's shares.

When market quotations are not readily available or are deemed unreliable, the investment adviser to an Underlying Fund may determine a fair value for the security in accordance with procedures adopted by the Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

   - Foreign securities, where an event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the daily fluctuation in the Standard & Poor's 500 Composite Stock Price Index exceeds certain thresholds, or the closing value is otherwise deemed unreliable;

   -  Securities of an issuer that has entered into a restructuring;

   -  Securities whose trading has been halted or suspended; and

   - Fixed income securities that have gone into default and for which there is not current market value quotations;

The adviser to the Underlying Fund may use a fair value pricing service approved by the Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The investment adviser makes such determinations in good faith in accordance with procedures adopted by the Underlying Fund's board of directors or trustees. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Underlying Fund determines its NAV per share.

When an insurance company or Qualified Plan is buying shares of the LifeStyle Portfolios it will pay the NAV that is next calculated after its order is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after its order is received in proper form. When the LifeStyle Portfolios purchase shares of the Underlying Funds, they will pay the NAV of the Underlying Fund that is next calculated after the fund receives its order in proper form.

ADDITIONAL INFORMATION ABOUT THE LIFESTYLE PORTFOLIOS

The Statement of Additional Information is made a part of this Prospectus. It identifies investment restrictions and provides more detailed risk descriptions and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the Securities and Exchange Commission's website: http://www.sec.gov.

TAXES AND DISTRIBUTIONS

Each Portfolio of the Trust distributes its net investment income, if any, on its outstanding shares at least annually. Any net realized long-term capital gain for any Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by any Portfolio will automatically be reinvested in additional shares of that Portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract) makes an election to receive distributions in cash.

Each Portfolio of the Trust intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the LifeStyle Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain that is distributed. It is each Portfolio's intention to distribute all such income and gains.

Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for Variable Contracts. Specifically, each Portfolio intends to diversify it investments either directly and/or through the Underlying Funds' investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently

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                      INFORMATION FOR INVESTORS (CONTINUED)

taxable to the owners of the contracts. Similarily, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the LifeStyle Portfolios. You should consult the prospectus for the Variable Contracts or with your tax advisor for information regarding taxes applicable to the Variable Contracts.

REPORTS TO SHAREHOLDERS

The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent auditors will be sent to shareholders each year.

CUSTODIAN

The Bank of New York, One Wall Street, New York, NY 10286, serves as Custodian of the Trust's securities and cash. The Custodian also is responsible for safekeeping the Trust's assets and for portfolio accounting services for the LifeStyle Portfolios.

LEGAL COUNSEL

Legal matters for each Portfolio are passed upon by Dechert LLP, 1775 Eye Street, N.W., Washington, D.C. 20006.

INDEPENDENT AUDITORS

KPMG LLP acts as independent auditors for the LifeStyle Portfolios. KPMG is located at 99 High Street, Boston, MA 02110.

FINANCIAL HIGHLIGHTS

Because each Portfolio has not yet commenced operations as of the date of this Prospectus, financial highlights are not available.

WHERE TO GO TO OBTAIN MORE INFORMATION

A Statement of Additional Information, dated May 3, 2004, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the ING Investors Trust's investments is available in the ING Investors Trust's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the ING Investors Trust's performance during its last fiscal year and the Auditors' Report.

To obtain a free copy of these documents or to make inquiries about the LifeStyle Portfolios, please write to the Trust at 7337 E. Doubletree Ranch Road Scottsdale, Arizona or call (800) 366-0066.

Information about the ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the ING Investors Trust are available on the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

THE ING INVESTORS TRUST TRUSTEES


Paul S. Doherty

J. Michael Earley

R. Barbara Gitenstein

Walter H. May

Thomas J. McInerney

Jock Patton

David W.C. Putnam

Blaine E. Rieke

John G. Turner

Roger B. Vincent

Richard A. Wedemeyer


[ING INVESTORS TRUST LOGO]


                                                           SEC File No. 811-5629

ING INVESTORS TRUST

PROSPECTUS
MAY 3, 2004
ADVISER CLASS

ING EVERGREEN HEALTH SCIENCES PORTFOLIO
ING EVERGREEN OMEGA PORTFOLIO


NOT ALL PORTFOLIOS MAY BE AVAILABLE IN
ALL JURISDICTIONS, UNDER ALL
VARIABLE CONTRACTS OR UNDER ALL PLANS

[ING INVESTORS TRUST LOGO]

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN CERTAIN ING INVESTORS TRUST PORTFOLIOS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THEIR OBJECTIVES.

THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                                TABLE OF CONTENTS

                                                                 PAGE
INTRODUCTION
   ING Investors Trust                                              2
   Investment Adviser                                               2
   Portfolios and Portfolio Manager                                 2
   Class of Shares                                                  2
   Investing Through Your Variable Contract or Qualified Plan       2
   Why Reading this Prospectus is Important                         2

DESCRIPTION OF THE PORTFOLIOS
   ING Evergreen Health Sciences Portfolio                          3
   ING Evergreen Omega Portfolio                                    5

PORTFOLIO FEES AND EXPENSES                                         7

SUMMARY OF PRINCIPAL RISKS                                          8

MORE INFORMATION
   Percentage and Rating Limitations                                9
   A Word about Portfolio Diversity                                 9
   Additional Information about the Portfolios                      9
   Non-Fundamental Investment Policy                               10
   Temporary Defensive Positions                                   10
   Independent Auditors                                            10
   Administrative Services                                         10
   Portfolio Distribution                                          10
   Classes of Shares                                               11
   Rule 12b-1 Distribution Fees                                    11
   Service Fees                                                    11
   Interests of the Holders of Variable Insurance Contracts and
     Policies and Qualified Retirement Plans                       11
   Frequent Trading - Market Timing                                12

OVERALL MANAGEMENT OF THE TRUST
   The Adviser                                                     13
   Management Fee                                                  13

SHARE PRICE                                                        13

TAXES AND DISTRIBUTIONS                                            14

FINANCIAL HIGHLIGHTS                                               15

TO OBTAIN MORE INFORMATION                                       Back

ING INVESTORS TRUST TRUSTEES                                     Back

                                  INTRODUCTION

ING INVESTORS TRUST

ING Investors Trust (the "Trust") is an open-end management investment company. The Trust consists of a group of mutual fund portfolios. Only certain of these portfolios (each, a "Portfolio" and together, the "Portfolios") are offered in this prospectus ("Prospectus").

INVESTMENT ADVISER

Directed Services, Inc. ("DSI" or the "Adviser") is the investment adviser of each Portfolio, and each Portfolio has a sub-adviser referred to in this Prospectus as a "Portfolio Manager." DSI is a wholly-owned indirect subsidiary of ING Groep, N.V., a global financial institution active in the fields of insurance, banking and asset management.

PORTFOLIOS AND PORTFOLIO MANAGER

ING Evergreen Health Sciences Portfolio - Evergreen Investment Management Company, LLC
ING Evergreen Omega Portfolio - Evergreen Investment Management Company, LLC

CLASS OF SHARES

Pursuant to a multiple class plan (the "Plan"), each Portfolio offers four classes of shares. This Prospectus relates only to the Adviser Class ("Class A") shares of the Portfolios. For more information about Class A shares, please refer to the section of this Prospectus entitled "Classes of Shares."

INVESTING THROUGH YOUR VARIABLE CONTRACT OR QUALIFIED PLAN

Class A Shares of the Portfolios may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Class A Shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Variable Contract and to certain of the Portfolios' investment advisers and their affiliates. Class S shares, which are not offered in this Prospectus, also may be made available to other investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

WHY READING THIS PROSPECTUS IS IMPORTANT

This Prospectus explains the investment objective, strategies and risks of each of the Portfolios of the Trust offered in this Prospectus. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

                          DESCRIPTION OF THE PORTFOLIOS

ING EVERGREEN HEALTH SCIENCES PORTFOLIO

PORTFOLIO MANAGER

Evergreen Investment Management Company, LLC

INVESTMENT OBJECTIVE

Long-term capital growth

PRINCIPAL INVESTMENT STRATEGY

The Portfolio is a non-diversified portfolio that will normally invest at least 80% of its assets in the equity securities of healthcare companies, meaning companies that develop, produce or distribute products or services related to the healthcare or medical industries and derive a substantial portion, I.E., more than 50%, of their sales from products and services in healthcare. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical device and supply companies, managed care companies and healthcare information and service providers. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Portfolio may invest in securities of relatively well-known and large companies as well as small- and medium-sized companies. In choosing the best companies in which to invest, the Portfolio Manager looks for able management, growing products, leading technology, franchise niche, and a strong balance sheet, which may transform into high return on equity and consistent high earnings growth. Stocks are selected based on both the Portfolio Manager's estimate of their fundamental investment value and their relative attractiveness to their business competitors.

The Portfolio may invest in securities of both domestic and foreign issuers. There is no limit to the amount the Portfolio may invest in foreign securities.

The Portfolio may also engage in short sales of index unit investment trusts such as the NASDAQ-100 Index tracking stock. Such practices are used to hedge to protect the Portfolio against market decline, to adjust the Portfolio's duration, to maintain the Portfolio's exposure to its market, to manage cash or to attempt to increase returns. These practices may actually reduce returns or increase volatility.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Portfolio may temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Portfolio in response to adverse economic, political or market conditions. This strategy is inconsistent with the Portfolio's principal investment strategies and investment goals and, if employed, could result in lower return and potential loss of market value.

The Portfolio may change any of these investment policies (including its objective, which is non-fundamental) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              DIVERSIFICATION RISK
                             FOREIGN INVESTMENT RISK
                             HEALTHCARE SECTOR RISK
                              INVESTMENT STYLE RISK
                                  MANAGER RISK
                           MARKET CAPITALIZATION RISK
                             PORTFOLIO TURNOVER RISK
                              PRICE VOLATILITY RISK
                            SECTOR CONCENTRATION RISK
                                SHORT SALES RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of the date of this Prospectus, annual performance information is not provided.

MORE ON THE PORTFOLIO MANAGER

Evergreen Investment Management Company, LLC (EIMC) is the Portfolio Manager for the Portfolio. EIMC has been managing mutual funds and private accounts since 1932 and managed over $247 billion in assets for the Evergreen funds as of March 31, 2004. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

The Portfolio is managed by a team of portfolio management professionals from EIMC's International Equity team. The following person at EIMC is primarily responsible for the day-to-day investment decisions of the Portfolio:

NAME                    POSITION AND RECENT BUSINESS EXPERIENCE
----                    ---------------------------------------
Liu-Er Chen, CFA        Mr. Chen has been a Vice President and Portfolio Manager
                        since joining EIMC in December 1995. Prior to that, he
                        spent three years in U.S. and Germany pharmaceutical
                        companies in their strategic planning area.

ING EVERGREEN OMEGA PORTFOLIO

PORTFOLIO MANAGER

Evergreen Investment Management Company, LLC

INVESTMENT OBJECTIVE

Long-term capital growth

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations. The Portfolio Manager employs a growth style of equity management. "Growth" stocks are stocks of companies which the Portfolio Manager believes to have anticipated earnings ranging from steady to accelerated growth. The Portfolio may also invest up to 25% of its assets in foreign securities.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Portfolio may temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Portfolio in response to adverse economic, political or market conditions. This strategy is inconsistent with the Portfolio's principal investment strategies and investment goals and, if employed, could result in lower return and potential loss of market value.

The Portfolio may change any of these investment policies (including its objective, which is non-fundamental) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                             FOREIGN INVESTMENT RISK
                              INVESTMENT STYLE RISK
                                  MANAGER RISK
                           MARKET CAPITALIZATION RISK
                             PORTFOLIO TURNOVER RISK
                              PRICE VOLATILITY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of the date of this Prospectus, annual performance information is not provided.

MORE ON THE PORTFOLIO MANAGER

Evergreen Investment Management Company, LLC (EIMC) is the Portfolio Manager for the Portfolio. EIMC has been managing mutual funds and private accounts since 1932 and managed over $247 billion in assets for the Evergreen funds as of March 31, 2004. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

The Portfolio is managed by a team of portfolio management professionals from EIMC's Large Cap Core Growth team. The following person at EIMC is primarily responsible for the day-to-day investment decisions of the Portfolio:

NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
Maureen E. Cullinane, CFA      Ms. Cullinane is a Managing  Director and Senior
                               Portfolio Manager of EIMC.  Ms. Cullinane  joined
                               Evergreen in 1974 as a financial analyst and was
                               responsible for equity investments in a wide
                               variety of industries and securities.

                           PORTFOLIO FEES AND EXPENSES

The table that follows shows the estimated operating expenses paid each year by each Portfolio. These expenses are estimated since the Portfolios had not commenced operations as of the date of this Prospectus. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company. The Trust and its Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company under your Variable Contract or Qualified Plan. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan. The fees and expenses of the Trust's Portfolios are not fixed or specified under the terms of your Variable Contract.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT). Not Applicable.

                                 CLASS A SHARES
                     ANNUAL PORTFOLIO OPERATING EXPENSES(1)
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                            DISTRIBUTION                                TOTAL      FEE WAIVER/      TOTAL NET
                                 MANAGEMENT   (12b-1)     SHAREHOLDER      OTHER       OPERATING     EXPENSE        OPERATING
PORTFOLIO                           FEE        FEE(2)    SERVICES FEE  EXPENSES(3),(4) EXPENSES   REIMBURSEMENT(2)   EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
ING Evergreen Health Sciences       0.75%       0.25%       0.25%         0.01%          1.26%        -0.10%          1.16%
ING Evergreen Omega                 0.60%       0.25%       0.25%         0.01%          1.11%        -0.10%          1.01%

(1) This table shows the estimated operating expenses for Class A shares of each Portfolio as a ratio of expenses to average daily net assets.

(2) DSI has contractually agreed to waive 0.10% of the distribution fee for Class A shares of the Portfolios, so that the actual fee paid by a Portfolio is at an annual rate of 0.15%. Absent this waiver, the distribution fee is 0.25% of net assets. The expense waiver will continue through at least December 31, 2004. There is no guarantee that this waiver will continue after this date.

(3) The Management Agreement between the Trust and its manager, DSI, provides for a "bundled fee" arrangement, under which DSI provides, in addition to advisory services, administrative and other services necessary for the ordinary operation of the Portfolios, and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not "interested persons" of DSI, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, expenses paid through the Shareholder Services and Distribution Plan for the Class A shares, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.

(4) "Other Expenses" are estimated because the Portfolios had not commenced operations as of December 31, 2003

EXAMPLE This Example is intended to help you compare the cost of investing in Class A shares of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Class A shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Class A shares' operating expenses remain the same. The Example does not reflect expenses of the Variable Contract that may use the Portfolio as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PORTFOLIO                                                     1 YEAR     3 YEARS
--------------------------------------------------------------------------------
ING Evergreen Health Sciences                                 $  118     $   390
ING Evergreen Omega                                           $  103     $   343

The example numbers reflect the contractual fee waiver for the one-year period and the first year of the three-year period.

                           SUMMARY OF PRINCIPAL RISKS

THE VALUE OF YOUR INVESTMENT IN EACH PORTFOLIO CHANGES WITH THE VALUES OF THE PORTFOLIO'S INVESTMENTS. MANY FACTORS CAN AFFECT THOSE VALUES. THE FACTORS THAT ARE MOST LIKELY TO HAVE A MATERIAL EFFECT ON A PARTICULAR PORTFOLIO'S INVESTMENT PORTFOLIO AS A WHOLE ARE CALLED "PRINCIPAL RISKS". THE PRINCIPAL RISKS OF EACH PORTFOLIO ARE IDENTIFIED IN THE "DESCRIPTION OF THE PORTFOLIOS" SECTION AND ARE DESCRIBED BELOW. EACH PORTFOLIO MAY BE SUBJECT TO ADDITIONAL PRINCIPAL RISKS AND RISKS OTHER THAN THOSE DESCRIBED BELOW BECAUSE THE TYPES OF INVESTMENT MADE BY A PORTFOLIO CAN CHANGE OVER TIME.

DIVERSIFICATION RISK. ING Evergreen Health Sciences Portfolio is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (1940 Act). This means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Portfolio's assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

HEALTHCARE SECTOR RISK. Healthcare companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies. Many healthcare companies are also subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

INVESTMENT BY FUNDS OF FUNDS. A Portfolio's shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund of funds. From time to time, the Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds of funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The Adviser or Portfolio Manager will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on the Portfolio and funds of funds as a result of these transactions. So long as a Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the Securities and Exchange Commission.

INVESTMENT STYLE RISK. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well investor sentiment. A Portfolio may outperform or underperform other portfolios that employ a different style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

MANAGER RISK. The Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Investing in medium-and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and medium-capitalization companies may decline significantly in market downturns.

PORTFOLIO TURNOVER RISK. Changes to the investment of the Portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs which may have an adverse impact on performance. The portfolio turnover rate of each Portfolio will vary from year to year, as well as within a year.

PRICE VOLATILITY RISK. The value of a Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

SECTOR CONCENTRATION RISK. ING Evergreen Health Sciences Portfolio invests primarily in securities of companies in a particular market sector, and therefore may be subject to greater risks and market fluctuations than other portfolios that are more diversified by market sector.

SHORT SALES RISK. ING Evergreen Health Sciences Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the Portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box." A short sale "against the box" may be used to hedge against market risks when the Portfolio Manager believes that the price of a security may decline, causing the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns.

                                MORE INFORMATION

PERCENTAGE AND RATING LIMITATIONS

Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

A WORD ABOUT PORTFOLIO DIVERSITY

ING Evergreen Omega Portfolio is diversified, as defined in the Investment Company Act of 1940. A diversified Portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). ING Evergreen Health Sciences Portfolio is not diversified.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

The Statement of Additional Information is made a part of this Prospectus. It identifies investment restrictions and provides more detailed risk descriptions and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the U.S. Securities and Exchange Commission's website http://www.sec.gov.

NON-FUNDAMENTAL INVESTMENT POLICY

ING Evergreen Health Sciences Portfolio has adopted a non-fundamental investment policy to invest the assets of the Portfolio in securities that are consistent with the Portfolio's name. For more information about this policy, please consult the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

The Portfolio Manager may depart from a Portfolio's principal investment strategies by temporarily investing for defensive purposes when the Portfolio Manager believes that adverse market, economic, political or other conditions may affect the Portfolio. Instead, the Portfolio may invest in securities believed to present less risk, such as cash items, debt securities that are high quality or higher than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio's defensive investment position may not be effective in protecting its value. The types of defensive positions in which a Portfolio may engage, unless specifically noted under a Portfolio's principal investment strategy, are identified and discussed, together with their risks, in the Statement of Additional Information.

INDEPENDENT AUDITORS

KPMG LLP, located at 99 High Street, Boston, MA 02110, will serve as independent auditors for the Portfolios.

ADMINISTRATIVE SERVICES

In addition to advisory services, DSI provides administrative and other services necessary for the ordinary operation of the Portfolios. DSI procures and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to the Portfolios, including the custodian, the portfolio accounting agent, the Portfolio Manager, and the insurance company or companies to which the Portfolios offer their shares. DSI also ensures that the Portfolios operate in compliance with applicable legal requirements and monitors the Portfolio Manager for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a Portfolio, interest on borrowing, fees and expenses of the independent trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

The Trust pays a management fee to DSI for its services. Out of this management fee, DSI in turn pays the Portfolio Manager its respective portfolio management fee for each Portfolio. The management fee paid to DSI by the Trust is distinct because the Trust has a "bundled" fee arrangement, under which DSI, out of its management fee, pays many of the ordinary expenses for each Portfolio, including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by the manager.

DSI has entered into a Sub-Administration Agreement with ING Funds Services, LLC ("ING Funds Services"), an affiliate of DSI, under which ING Funds Services will provide the Portfolios with certain administrative services. The administrative services performed by ING Funds Services on behalf of DSI include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Portfolio Manager, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services is also responsible for ensuring that the Portfolios operate in compliance with applicable legal requirements and monitoring the Portfolio Manager for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

PORTFOLIO DISTRIBUTION

DSI is the principal underwriter and distributor of each Portfolio. It is a New York corporation with its principal offices at 1475 Dunwoody Dr., West Chester, PA 19380.

DSI is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public

Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.

CLASSES OF SHARES

The Trust's shares are classified into Adviser Class (Class A), Institutional Class (Class I), Retirement Class (Class R) and Service Class (Class S). The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only Class A shares are offered by this Prospectus.

RULE 12b-1 DISTRIBUTION FEES

The Trust has adopted a Rule 12b-1 Distribution Plan (the "12b-1 Plan") for the Class A shares of each Portfolio of the Trust. The 12b-1 Plan allows the Trust to make payments quarterly at an annual rate of up to 0.25% to DSI, the Distributor, to pay or reimburse certain distribution-related expenses. DSI has agreed to waive 0.10% of the distribution fee for Class A shares. The expense waiver will continue through at least December 31, 2004, but in any event, the Trust will notify shareholders if it intends to pay DSI more than 0.15% (not to exceed 0.25% under the current 12b-1 Plan) in the future. Because these fees are paid out of the Portfolios' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. Distribution related expenses that may be paid under the 12b-1 plan include, but are not limited to, the costs of the following:

(a) printing and mailing Trust prospectuses, statements of additional information, any supplements thereto and reports for prospective variable contract owners or other investors;

(b) expenses relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Trust and materials intended for use within a sponsoring insurance company, or for broker-dealer only use or retail use;

(c)  holding seminars and sales meetings designed to promote Trust shares;

(d) obtaining information and providing explanations to variable contract owners or other investors regarding a portfolio's investment objectives and policies and information about the Trust and the Portfolios including the performance of the Portfolios' Class A Shares;

(e)  training sales personnel regarding the Trust;

(f) compensating sales personnel in connection with the allocation of cash values and premiums under the Variable Contracts to the Trust; and

(g) financing any other activity that the Trust's Board of Trustees determines is primarily intended to result in the sale of the Portfolios' Class A Shares.

SERVICE FEES

The Trust has entered into a Shareholder Services Agreement (the "Agreement") for the Class A shares of each Portfolio of the Trust. The Agreement allows DSI, the Distributor, to use payments under the Agreement to make payments to insurance companies, broker-dealers or other financial intermediaries that provide services relating to Class A shares and their beneficial shareholders, including variable contract owners with interests in the Portfolios. Services that may be provided under the Agreement include, among other things, providing information about the Portfolios and delivering Portfolio documents. Under the Agreement, each Portfolio makes payments to DSI at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class A shares.

INTERESTS OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES AND QUALIFIED RETIREMENT PLANS

The Portfolios are available to serve as investment options offered through variable annuity contracts and variable life insurance policies available to Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates, other investment companies and other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for Variable Contracts and offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of

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                          MORE INFORMATION (CONTINUED)

owners of variable annuity contracts, variable life insurance policies, Qualified Plans and other permitted investors, for which the Portfolios serve as an investment medium, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners and Qualified Plans and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios or a Qualified Plan might be required to redeem its investment, which might force the Portfolios to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

FREQUENT TRADING - MARKET TIMING

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, such as insurance companies, retirement plans, record-keepers, and trusts. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

Omnibus accounts generally do not identify customers' trading activity to the Portfolio on an individual basis. The ability of the Portfolios to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries, therefore, is severely limited. Consequently, the Portfolios must rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary for their policies regarding frequent, short-term trading. The Portfolios seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent short term trading. There is, however, no guarantee that the Portfolios will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a variable insurance or retirement plan account, is not in the best interest of a Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Portfolio Manager to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Portfolio performance.

Although the policies described above that are followed by omnibus account arrangements and the Portfolios are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, the Portfolios are often required to make decisions that are inherently subjective. The Portfolios strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

                         OVERALL MANAGEMENT OF THE TRUST

THE ADVISER

Directed Services, Inc. ("DSI"), a New York corporation, is the adviser to the Portfolios. As of December 31, 2003, DSI managed approximately $13 billion in registered investment company assets. DSI is registered with the SEC as an investment adviser and a broker-dealer.

DSI, subject to the supervision of the Board of Trustees of the Trust (the "Board"), acts as a "manager-of-managers" for the Trust. In this capacity, DSI oversees the Trust's day-to-day operations and oversees the investment activities of each Portfolio. DSI delegates to the Portfolio Manager the responsibility for investment management, subject to DSI's oversight. DSI monitors the investment activities of the Portfolio Manager. From time to time, DSI also recommends the appointment of additional or replacement portfolio managers to the Board. On May 24, 2002, the Trust received exemptive relief from the SEC to permit DSI, with the approval of the Board, to replace a non-affiliated portfolio manager for a Portfolio, as well as change the terms of a contract with a non-affiliated portfolio manager without submitting the contract to a vote of the Portfolio's shareholders. The Trust will notify shareholders of any change in the identity of a portfolio manager of a Portfolio. In this event, the name of the Portfolio and its investment strategies may also change.

DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of a Portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios.

MANAGEMENT FEE

The Trust pays DSI a management fee, payable monthly, based on the average daily net assets of a Portfolio (or the combined net assets of both Portfolios and other series of the Trust). DSI pays the Portfolio Manager a portfolio management fee for its services on a monthly basis.

The following table shows the aggregate annual management fee to be paid by each Portfolio as a percentage of that Portfolio's average daily net assets:

                                                             MANAGEMENT FEE
                                                    (AS A PERCENTAGE OF AVERAGE NET
      PORTFOLIO                                                 ASSETS)
      -----------------------------------------------------------------------------
      ING Evergreen Health Sciences                               0.75%
      ING Evergreen Omega                                         0.60%

                                   SHARE PRICE

The net asset value (NAV) per share for Class A shares of each Portfolio is determined each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern Time). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share is calculated by taking the value of the Portfolio's assets attributable to Class A, subtracting the Portfolio's liabilities attributable to Class A, and dividing by the number of shares of Class A that are outstanding. Because foreign securities may trade on days when the Portfolios do not price shares, the NAV of a Portfolio that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated.

As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.

When market quotations are not readily available or are deemed unreliable, the Adviser may determine a fair value for the security in accordance with procedures adopted by the Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

     - Foreign securities, where an event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the daily fluctuation in the Standard &Poor's 500 Composite Stock Price Index exceeds certain thresholds, or the closing value is otherwise deemed unreliable;

     -  Securities of an issuer that has entered into a restructuring;

     -  Securities whose trading has been halted or suspended; and

     - Fixed income securities that have gone into default and for which there is not current market value quotations;

Each Portfolio or the Adviser may use a fair value pricing service approved by the Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares, it will pay the NAV that is next calculated after its order is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after its order is received in proper form.

                             TAXES AND DISTRIBUTIONS

Each Portfolio offered in this Prospectus distributes net investment income, if any, on its outstanding shares annually. Any net realized long-term capital gain for a Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by a Portfolio will automatically be reinvested in additional shares of that Portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract or a plan participant) makes an election to receive distributions in cash. Dividends or distributions by a Portfolio will reduce the per share net asset value by the per share amount paid.

Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1985, as amended ("Code"). As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on ordinary income and net realized capital gain that is distributed. It is each Portfolio's intention to distribute all such income and gains.

Each Portfolio intends to comply with the diversification requirements of
Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company's separate accounts. Specifically, each Portfolio intends to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts or with your tax advisor for information regarding taxes applicable to the Variable Contracts.

                              FINANCIAL HIGHLIGHTS

Because ING Evergreen Health Sciences Portfolio and ING Evergreen Omega Portfolio had not commenced operations as of the date of this Prospectus, audited financial highlights are not available.

                      (This page intentionally left blank.)

TO OBTAIN
MORE INFORMATION

A Statement of Additional Information, dated May 3, 2004, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the Portfolios' investments will be available in the Portfolios' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year and the Auditors' Report. The Portfolios' first semi-annual report and annual report will be available on or about August 31, 2004 and February 28, 2005, respectively.

To obtain a free copy of these documents or to make inquiries about the Portfolios, please write to the Trust at 7337 E. Doubletree Ranch Road Scottsdale, Arizona 85258 or call (800) 366-0066.

Information about ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about ING Investors Trust are available on the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

ING INVESTORS TRUST TRUSTEES

Paul S. Doherty

J. Michael Earley

R. Barbara Gitenstein

Walter H. May

Thomas J. McInerney

Jock Patton

David W.C. Putnam

Blaine E. Rieke

John G. Turner

Roger B. Vincent

Richard A. Wedemeyer


[ING INVESTORS TRUST LOGO]

252440.6.03
05/03/04                                                   SEC File No. 811-5629

ING INVESTORS TRUST

PROSPECTUS
MAY 3, 2004
SERVICE CLASS

ING EVERGREEN HEALTH SCIENCES PORTFOLIO
ING EVERGREEN OMEGA PORTFOLIO


NOT ALL PORTFOLIOS MAY BE AVAILABLE IN
ALL JURISDICTIONS, UNDER ALL
VARIABLE CONTRACTS OR UNDER ALL PLANS

[ING INVESTORS TRUST LOGO]


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN CERTAIN ING INVESTORS TRUST PORTFOLIOS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THEIR OBJECTIVES.

THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                              TABLE OF CONTENTS

                                                       PAGE
INTRODUCTION
   ING Investors Trust                                    2
   Investment Adviser                                     2
   Portfolios and Portfolio Manager                       2
   Class of Shares                                        2
   Investing Through Your Variable Contract
     or Qualified Plan                                    2
   Why Reading this Prospectus is Important               2
DESCRIPTION OF THE PORTFOLIOS
   ING Evergreen Health Sciences Portfolio                3
   ING Evergreen Omega Portfolio                          5
PORTFOLIO FEES AND EXPENSES                               7
SUMMARY OF PRINCIPAL RISKS                                8
MORE INFORMATION
   Percentage and Rating Limitations                      9
   A Word about Portfolio Diversity                       9
   Additional Information about the Portfolios            9
   Non-Fundamental Investment Policy                     10
   Temporary Defensive Positions                         10
   Independent Auditors                                  10
   Administrative Services                               10
   Portfolio Distribution                                10
   Classes of Shares                                     11
   Service Fees                                          11
   Interests of the Holders of Variable Insurance
     Contracts and Policies and Qualified
     Retirement Plans                                    11
   Frequent Trading - Market Timing                      11
OVERALL MANAGEMENT OF THE TRUST
   The Adviser                                           12
   Management Fee                                        12
SHARE PRICE                                              13
TAXES AND DISTRIBUTIONS                                  14
FINANCIAL HIGHLIGHTS                                     14
TO OBTAIN MORE INFORMATION                             Back
ING INVESTORS TRUST TRUSTEES                           Back

                                  INTRODUCTION

ING INVESTORS TRUST

ING Investors Trust (the "Trust") is an open-end management investment company. The Trust consists of a group of mutual fund portfolios. Only certain of these portfolios (each, a "Portfolio" and together, the "Portfolios") are offered in this prospectus ("Prospectus").

INVESTMENT ADVISER

Directed Services, Inc. ("DSI" or the "Adviser") is the investment adviser of each Portfolio, and each Portfolio has a sub-adviser referred to in this Prospectus as a "Portfolio Manager." DSI is a wholly-owned indirect subsidiary of ING Groep, N.V., a global financial institution active in the fields of insurance, banking and asset management.

PORTFOLIOS AND PORTFOLIO MANAGER

ING Evergreen Health Sciences Portfolio - Evergreen Investment Management Company, LLC ING Evergreen Omega Portfolio - Evergreen Investment Management Company, LLC

CLASS OF SHARES

Pursuant to a multiple class plan, (the "Plan"), each Portfolio offers four classes of shares. This Prospectus relates only to the Service Class ("Class S") shares of the Portfolios. For more information about Class S shares, please refer to the section of this Prospectus entitled "Classes of Shares."

INVESTING THROUGH YOUR VARIABLE CONTRACT OR QUALIFIED PLAN

Class S shares of the Portfolios may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Class S shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Variable Contract and to certain of the Portfolios' investment advisers and their affiliates. Class S shares of the Portfolios also may be made available to other investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

WHY READING THIS PROSPECTUS IS IMPORTANT

This Prospectus explains the investment objective, strategies, and risks of each of the Portfolios of the Trust offered in this Prospectus. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

                          DESCRIPTION OF THE PORTFOLIOS

ING EVERGREEN HEALTH SCIENCES PORTFOLIO

PORTFOLIO MANAGER

Evergreen Investment Management Company, LLC

INVESTMENT OBJECTIVE

Long-term capital growth

PRINCIPAL INVESTMENT STRATEGY

The Portfolio is a non-diversified portfolio that will normally invest at least 80% of its assets in the equity securities of healthcare companies, meaning companies that develop, produce or distribute products or services related to the healthcare or medical industries and derive a substantial portion, I.E., more than 50%, of their sales from products and services in healthcare. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical device and supply companies, managed care companies and healthcare information and service providers. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Portfolio may invest in securities of relatively well-known and large companies as well as small- and medium-sized companies. In choosing the best companies in which to invest, the Portfolio Manager looks for able management, growing products, leading technology, franchise niche, and a strong balance sheet, which may transform into high return on equity and consistent high earnings growth. Stocks are selected based on both the Portfolio Manager's estimate of their fundamental investment value and their relative attractiveness to their business competitors.

The Portfolio may invest in securities of both domestic and foreign issuers. There is no limit to the amount the Portfolio may invest in foreign securities.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Portfolio may also engage in short sales of index unit investment trusts such as the NASDAQ-100 Index tracking stock. Such practices are used to hedge to protect the Portfolio against market decline, to adjust the Portfolio's duration, to maintain the Portfolio's exposure to its market, to manage cash or to attempt to increase returns. These practices may actually reduce returns or increase volatility.

The Portfolio may temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Portfolio in response to adverse economic, political or market conditions. This strategy is inconsistent with the Portfolio's principal investment strategies and investment goals and, if employed, could result in lower return and potential loss of market value.

The Portfolio may change any of these investment policies (including its objective, which is non-fundamental) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              DIVERSIFICATION RISK
                             FOREIGN INVESTMENT RISK
                             HEALTHCARE SECTOR RISK
                              INVESTMENT STYLE RISK
                                  MANAGER RISK
                           MARKET CAPITALIZATION RISK
                             PORTFOLIO TURNOVER RISK
                              PRICE VOLATILITY RISK
                            SECTOR CONCENTRATION RISK
                                SHORT SALES RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of the date of this Prospectus, annual performance information is not provided.

MORE ON THE PORTFOLIO MANAGER

Evergreen Investment Management Company, LLC (EIMC) is the Portfolio Manager for the Portfolio. EIMC has been managing mutual funds and private accounts since 1932 and managed over $247 billion in assets for the Evergreen funds as of March 31, 2004. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

The Portfolio is managed by a team of portfolio management professionals from EIMC's International Equity team. The following person at EIMC is primarily responsible for the day-to-day investment decisions of the Portfolio:

NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
Liu-Er Chen, CFA              Mr. Chen has been a Vice President and Portfolio
                              Manager since joining EIMC in December 1995. Prior
                              to that, he spent three years in U.S. and Germany
                              pharmaceutical companies in their strategic
                              planning area.

ING EVERGREEN OMEGA PORTFOLIO

PORTFOLIO MANAGER

Evergreen Investment Management Company, LLC

INVESTMENT OBJECTIVE

Long-term capital growth

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations. The Portfolio Manager employs a growth style of equity management. "Growth" stocks are stocks of companies which the Portfolio Manager believes to have anticipated earnings ranging from steady to accelerated growth. The Portfolio may also invest up to 25% of its assets in foreign securities.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Portfolio may temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Portfolio in response to adverse economic, political or market conditions. This strategy is inconsistent with the Portfolio's principal investment strategies and investment goals and, if employed, could result in lower return and potential loss of market value.

The Portfolio may change any of these investment policies (including its objective, which is non-fundamental) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                             FOREIGN INVESTMENT RISK
                              INVESTMENT STYLE RISK
                                  MANAGER RISK
                           MARKET CAPITALIZATION RISK
                             PORTFOLIO TURNOVER RISK
                              PRICE VOLATILITY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of the date of this Prospectus, annual performance information is not provided.

MORE ON THE PORTFOLIO MANAGER

Evergreen Investment Management Company, LLC (EIMC) is the Portfolio Manager for the Portfolio. EIMC has been managing mutual funds and private accounts since 1932 and managed over $247 billion in assets for the Evergreen funds as of March 31, 2004. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

The Portfolio is managed by a team of portfolio management professionals from EIMC's Large Cap Core Growth team. The following person at EIMC is primarily responsible for the day-to-day investment decisions of the Portfolio:

NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
Maureen E. Cullinane, CFA     Ms. Cullinane is a Managing Director and Senior
                              Portfolio Manager of EIMC. Ms. Cullinane joined
                              Evergreen in 1974 as a financial analyst and was
                              responsible for equity investments in a wide
                              variety of industries and securities.

                           PORTFOLIO FEES AND EXPENSES

The table that follows shows the estimated operating expenses paid each year by each Portfolio. These expenses are estimated since the Portfolios had not commenced operations as of the date of this Prospectus. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company. The Trust and its Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company under your Variable Contract or Qualified Plan. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan. The fees and expenses of the Trust's Portfolios are not fixed or specified under the terms of your Variable Contract.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT). Not Applicable.

                                 CLASS S SHARES
                     ANNUAL PORTFOLIO OPERATING EXPENSES(1)
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                           DISTRIBUTION SHAREHOLDER                     TOTAL
                                               MANAGEMENT    (12b-1)     SERVICES       OTHER         OPERATING
  PORTFOLIO                                       FEE          FEE         FEE     EXPENSES(2),(3)    EXPENSES
---------------------------------------------------------------------------------------------------------------
  ING Evergreen Health Sciences                  0.75%        0.00%       0.25%         0.01%           1.01%
  ING Evergreen Omega                            0.60%        0.00%       0.25%         0.01%           0.86%

(1) This table shows the estimated operating expenses for Class S shares of each Portfolio as a ratio of expenses to average daily net assets.

(2) The Management Agreement between the Trust and its manager, DSI, provides for a "bundled fee" arrangement, under which DSI provides, in addition to advisory services, administrative and other services necessary for the ordinary operation of the Portfolios, and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not "interested persons" of DSI, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, expenses paid through the Shareholder Services Plan for the Class S shares, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.

(3) "Other Expenses" are estimated because the Portfolios had not commenced operations as of December 31, 2003.

EXAMPLE This Example is intended to help you compare the cost of investing in Class S shares of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Class S shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Class S shares' operating expenses remain the same. The Example does not reflect expenses of the Variable Contract that may use the Portfolio as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  PORTFOLIO                                                1 YEAR     3 YEARS
-----------------------------------------------------------------------------
  ING Evergreen Health Sciences                           $   103     $   322
  ING Evergreen Omega                                     $    88     $   274

                           SUMMARY OF PRINCIPAL RISKS

THE VALUE OF YOUR INVESTMENT IN EACH PORTFOLIO CHANGES WITH THE VALUES OF THE PORTFOLIO'S INVESTMENTS. MANY FACTORS CAN AFFECT THOSE VALUES. THE FACTORS THAT ARE MOST LIKELY TO HAVE A MATERIAL EFFECT ON A PARTICULAR PORTFOLIO'S INVESTMENT PORTFOLIO AS A WHOLE ARE CALLED "PRINCIPAL RISKS". THE PRINCIPAL RISKS OF EACH PORTFOLIO ARE IDENTIFIED IN THE "DESCRIPTION OF THE PORTFOLIOS" SECTION AND ARE DESCRIBED BELOW. EACH PORTFOLIO MAY BE SUBJECT TO ADDITIONAL PRINCIPAL RISKS AND RISKS OTHER THAN THOSE DESCRIBED BELOW BECAUSE THE TYPES OF INVESTMENT MADE BY A PORTFOLIO CAN CHANGE OVER TIME.

DIVERSIFICATION RISK. ING Evergreen Health Sciences Portfolio is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (1940 Act). This means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Portfolio's assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

HEALTHCARE SECTOR RISK. Healthcare companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies. Many healthcare companies are also subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

INVESTMENT BY FUNDS OF FUNDS. A Portfolio's shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund of funds. From time to time, the Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds of funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The Adviser or Portfolio Manager will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on the Portfolio and funds of funds as a result of these transactions. So long as a Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the Securities and Exchange Commission.

INVESTMENT STYLE RISK. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well investor sentiment. A Portfolio may outperform or underperform other portfolios that employ a different style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

MANAGER RISK. The Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Investing in medium- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and medium-capitalization companies may decline significantly in market downturns.

PORTFOLIO TURNOVER RISK. Changes to the investment of the Portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs which may have an adverse impact on performance. The portfolio turnover rate of each Portfolio will vary from year to year, as well as within a year.

PRICE VOLATILITY RISK. The value of a Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

SECTOR CONCENTRATION RISK. ING Evergreen Health Sciences Portfolio invests primarily in securities of companies in a particular market sector, and therefore may be subject to greater risks and market fluctuations than other portfolios that are more diversified by market sector.

SHORT SALES RISK. ING Evergreen Health Sciences Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the Portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box." A short sale "against the box" may be used to hedge against market risks when the Portfolio Manager believes that the price of a security may decline, causing the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns.

                                MORE INFORMATION

PERCENTAGE AND RATING LIMITATIONS

Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

A WORD ABOUT PORTFOLIO DIVERSITY

ING Evergreen Omega Portfolio is diversified, as defined in the Investment Company Act of 1940. A diversified Portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). ING Evergreen Health Sciences Portfolio is not diversified.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

The Statement of Additional Information is made a part of this Prospectus. It identifies investment restrictions and provides more detailed risk descriptions and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the U.S. Securities and Exchange Commission's website http://www.sec.gov.

NON-FUNDAMENTAL INVESTMENT POLICY

ING Evergreen Health Sciences Portfolio has adopted a non-fundamental investment policy to invest the assets of the Portfolio in securities that are consistent with the Portfolio's name. For more information about this policy, please consult the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

The Portfolio Manager may depart from a Portfolio's principal investment strategies by temporarily investing for defensive purposes when the Portfolio Manager believes that adverse market, economic, political or other conditions may affect the Portfolio. Instead, the Portfolio may invest in securities believed to present less risk, such as cash items, debt securities that are high quality or higher than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio's defensive investment position may not be effective in protecting its value. The types of defensive positions in which a Portfolio may engage, unless specifically noted under a Portfolio's principal investment strategy, are identified and discussed, together with their risks, in the Statement of Additional Information.

INDEPENDENT AUDITORS

KPMG LLP, located at 99 High Street, Boston, MA 02110, will serve as independent auditors for the Portfolios.

ADMINISTRATIVE SERVICES

In addition to advisory services, DSI provides administrative and other services necessary for the ordinary operation of the Portfolios. DSI procures and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to the Portfolios, including the custodian, the portfolio accounting agent, the Portfolio Manager, and the insurance company or companies to which the Portfolios offer their shares. DSI also ensures that the Portfolios operate in compliance with applicable legal requirements and monitors the Portfolio Manager for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a Portfolio, interest on borrowing, fees and expenses of the independent trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

The Trust pays a management fee to DSI for its services. Out of this management fee, DSI in turn pays the Portfolio Manager its respective portfolio management fee for each Portfolio. The management fee paid to DSI by the Trust is distinct because the Trust has a "bundled" fee arrangement, under which DSI, out of its management fee, pays many of the ordinary expenses for each Portfolio, including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by the manager.

DSI has entered into a Sub-Administration Agreement with ING Funds Services, LLC ("ING Funds Services"), an affiliate of DSI, under which ING Funds Services will provide the Portfolios with certain administrative services. The administrative services performed by ING Funds Services on behalf of DSI include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Portfolio Manager, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services is also responsible for ensuring that the Portfolios operate in compliance with applicable legal requirements and monitoring the Portfolio Manager for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

PORTFOLIO DISTRIBUTION

DSI is the principal underwriter and distributor of each Portfolio. It is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

DSI is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.

CLASSES OF SHARES

The Trust's shares are classified into Adviser Class (Class A), Institutional Class (Class I), Retirement Class (Class R) and Service Class (Class S). The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only Class S shares are offered by this Prospectus.

SERVICE FEES

The Trust has entered into a Shareholder Services Agreement (the "Agreement") for the Class S shares of each Portfolio of the Trust. The Agreement allows DSI, the Distributor, to use payments under the Agreement to make payments to insurance companies, broker-dealers or other financial intermediaries that provide services relating to Class S shares and their beneficial shareholders, including variable contract owners with interests in the Portfolios. Services that may be provided under the Agreement include, among other things, providing information about the Portfolios and delivering Portfolio documents. Under the Agreement, each Portfolio makes payments to DSI at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class S shares.

INTERESTS OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES AND QUALIFIED RETIREMENT PLANS

The Portfolios are available to serve as investment options offered through variable annuity contracts and variable life insurance policies available to Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates, other investment companies and other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for Variable Contracts and offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of owners of variable annuity contracts, variable life insurance policies, Qualified Plans and other permitted investors, for which the Portfolios serve as an investment medium, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners and Qualified Plans and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios or a Qualified Plan might be required to redeem its investment, which might force the Portfolios to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

FREQUENT TRADING - MARKET TIMING

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, such as insurance companies, retirement plans, record-keepers, and trusts. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

Omnibus accounts generally do not identify customers' trading activity to the Portfolio on an individual basis. The ability of the Portfolios to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries, therefore, is severely limited. Consequently, the Portfolios must rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary for their policies regarding frequent, short-term trading. The Portfolios seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent short term trading. There is, however, no guarantee that the Portfolios will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a variable insurance or retirement plan account, is not in the best interest of a Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Portfolio Manager to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Portfolio performance.

Although the policies described above that are followed by omnibus account arrangements and the Portfolios are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, the Portfolios are often required to make decisions that are inherently subjective. The Portfolios strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

                         OVERALL MANAGEMENT OF THE TRUST

THE ADVISER

Directed Services, Inc. ("DSI"), A New York corporation, is the adviser to the Portfolios. As of December 31, 2003, DSI managed approximately $13 billion in registered investment company assets. DSI is registered with the SEC as an investment adviser and a broker-dealer.

DSI, subject to the supervision of the Board of Trustees of the Trust (the "Board"), acts as a "manager-of-managers" for the Trust. In this capacity, DSI oversees the Trust's day-to-day operations and oversees the investment activities of each Portfolio. DSI delegates to the Portfolio Manager the responsibility for investment management, subject to DSI's oversight. DSI monitors the investment activities of the Portfolio Manager. From time to time, DSI also recommends the appointment of additional or replacement portfolio managers to the Board. On May 24, 2002, the Trust and DSI received exemptive relief from the SEC to permit DSI, with the approval of the Board, to replace a non-affiliated portfolio manager for a Portfolio, as well as change the terms of a contract with a non-affiliated portfolio manager without submitting the contract to a vote of the Portfolio's shareholders. The Trust will notify shareholders of any change in the identity of a portfolio manager of a Portfolio. In this event, the name of the Portfolio and its investment strategies may also change.

DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of a Portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios.

MANAGEMENT FEE

The Trust pays DSI a management fee, payable monthly, based on the average daily net assets of a Portfolio (or the combined net assets of both Portfolios and other series of the Trust). DSI pays the Portfolio Manager a portfolio management fee for its services on a monthly basis.

The following table shows the aggregate annual management fee to be paid by each Portfolio as a percentage of that Portfolio's average daily net assets:


                                                                   MANAGEMENT FEE
                                                           (AS A PERCENTAGE OF AVERAGE NET
      PORTFOLIO                                                        ASSETS)
      ------------------------------------------------------------------------------------
      ING Evergreen Health Sciences                                     0.75%
      ING Evergreen Omega                                               0.60%

                                   SHARE PRICE

The net asset value (NAV) per share for Class S shares of each Portfolio is determined each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern Time). The NAV per share is calculated by taking the value of the Portfolio's assets attributable to Class S, subtracting the Portfolio's liabilities attributable to Class S, and dividing by the number of shares of Class S that are outstanding. Because foreign securities may trade on days when the Portfolios do not price shares, the NAV of a Portfolio that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.

When market quotations are not readily available or are deemed unreliable, the Adviser may determine a fair value for the security in accordance with procedures adopted by the Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

   - Foreign securities, where an event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the daily fluctuation in the Standard & Poor's 500 Composite Stock Price Index exceeds certain thresholds, or the closing value is otherwise deemed unreliable;

   -  Securities of an issuer that has entered into a restructuring;

   -  Securities whose trading has been halted or suspended;

   - Fixed income securities that have gone into default and for which there is not current market value quotations;

Each Portfolio or the Adviser may use a fair value pricing service approved by the Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares, it will pay the NAV that is next calculated after its order is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after its order is received in proper form.

                             TAXES AND DISTRIBUTIONS

Each Portfolio offered in this Prospectus distributes net investment income, if any, on its outstanding shares annually. Any net realized long-term capital gain for a Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by a Portfolio will automatically be reinvested in additional shares of that Portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract or a plan participant) makes an election to receive distributions in cash. Dividends or distributions by a Portfolio will reduce the per share net asset value by the per share amount paid.

Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code'). As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on ordinary income and net realized capital gain that is distributed. It is each Portfolio's intention to distribute all such income and gains.

Each Portfolio intends to comply with the diversification requirements of
Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company's separate accounts. Specifically, each Portfolio intends to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts or with your tax advisor for information regarding taxes applicable to the Variable Contracts.

                              FINANCIAL HIGHLIGHTS

Because ING Evergreen Health Sciences Portfolio and ING Evergreen Omega Portfolio had not commenced operations as of the date of this Prospectus, audited financial highlights are not available.

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

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

TO OBTAIN MORE INFORMATION

A Statement of Additional Information, dated May 3, 2004, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the Portfolios' investments will be available in the Portfolios' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year. The Portfolios' first semi-annual report and annual report will be available on or about August 31, 2004 and Febuary 28, 2005, respectively.

To obtain a free copy of these documents or to make inquiries about the Portfolios, please write to the Trust at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258 or call (800) 366-0066.

Information about ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about ING Investors Trust are available on the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

ING INVESTORS TRUST TRUSTEES

Paul S. Doherty

J. Michael Earley

R. Barbara Gitenstein

Walter H. May

Thomas J. McInerney

Jock Patton

David W.C. Putnam

Blaine E. Rieke

John G. Turner

Roger B. Vincent

Richard A. Wedemeyer


[ING INVESTORS TRUST LOGO]


252439.6.03
05/03/04                                                   SEC File No. 811-5629

ING INVESTORS TRUST

PROSPECTUS
MAY 3, 2004
INSTITUTIONAL CLASS

ING EVERGREEN HEALTH SCIENCES PORTFOLIO
ING EVERGREEN OMEGA PORTFOLIO


NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS

[ING INVESTORS TRUST LOGO]


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN CERTAIN ING INVESTORS TRUST PORTFOLIOS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THEIR OBJECTIVES.

THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                                TABLE OF CONTENTS

                                                       PAGE
INTRODUCTION
   ING Investors Trust                                    2
   Investment Adviser                                     2
   Portfolios and Portfolio Manager                       2
   Class of Shares                                        2
   Investing Through Your Variable Contract
     or Qualified Plan                                    2
   Why Reading this Prospectus is Important               2

DESCRIPTION OF THE PORTFOLIOS
   ING Evergreen Health Sciences Portfolio                3
   ING Evergreen Omega Portfolio                          5

PORTFOLIO FEES AND EXPENSES                               7

SUMMARY OF PRINCIPAL RISKS                                8

MORE INFORMATION
   Percentage and Rating Limitations                      9
   A Word about Portfolio Diversity                       9
   Additional Information about the Portfolios            9
   Non-Fundamental Investment Policy                      9
   Temporary Defensive Positions                         10
   Independent Auditors                                  10
   Administrative Services                               10
   Portfolio Distribution                                10
   Classes of Shares                                     10
   Interests of the Holders of Variable
     Insurance Contracts and Policies and
     Qualified Retirement Plans                          11
   Frequent Trading - Market Timing                      11

OVERALL MANAGEMENT OF THE TRUST
   The Adviser                                           12
   Management Fee                                        12

SHARE PRICE                                              12

TAXES AND DISTRIBUTIONS                                  13

FINANCIAL HIGHLIGHTS                                     14

TO OBTAIN MORE INFORMATION                             Back

ING INVESTORS TRUST TRUSTEES                           Back

                                  INTRODUCTION

ING INVESTORS TRUST

ING Investors Trust (the "Trust") is an open-end management investment company. The Trust consists of a group of mutual fund portfolios. Only certain of these portfolios (each, a "Portfolio" and together, the "Portfolios") are offered in this prospectus ("Prospectus").

INVESTMENT ADVISER

Directed Services, Inc. ("DSI" or the "Adviser") is the investment adviser of each Portfolio, and each Portfolio has a sub-adviser referred to in this Prospectus as a "Portfolio Manager." DSI is a wholly-owned indirect subsidiary of ING Groep, N.V., a global financial institution active in the fields of insurance, banking and asset management.

PORTFOLIOS AND PORTFOLIO MANAGER

ING Evergreen Health Sciences Portfolio - Evergreen Investment Management Company, LLC
ING Evergreen Omega Portfolio - Evergreen Investment Management Company, LLC

CLASS OF SHARES

Pursuant to a multiple class plan, (the "Plan") each Portfolio offers four classes of shares. This Prospectus relates only to the Institutional Class ("Class I") shares of the Portfolios. For more information about Class I shares, please refer to the section of this Prospectus entitled "Classes of Shares."

INVESTING THROUGH YOUR VARIABLE CONTRACT OR QUALIFIED PLAN

Class I shares of the Portfolios may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Class I shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Variable Contract and to certain of the Portfolios' investment advisers and their affiliates. Class S shares, which are not offered in this Prospectus, also may be made available to other investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

WHY READING THIS PROSPECTUS IS IMPORTANT

This Prospectus explains the investment objective, strategies, and risks of each of the Portfolios of the Trust offered in this Prospectus. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

                          DESCRIPTION OF THE PORTFOLIOS

ING EVERGREEN HEALTH SCIENCES PORTFOLIO

PORTFOLIO MANAGER

Evergreen Investment Management Company, LLC

INVESTMENT OBJECTIVE

Long-term capital growth

PRINCIPAL INVESTMENT STRATEGY

The Portfolio is a non-diversified portfolio that will normally invest at least 80% of its assets in the equity securities of healthcare companies, meaning companies that develop, produce or distribute products or services related to the healthcare or medical industries and derive a substantial portion, i.e., more than 50%, of their sales from products and services in healthcare. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical device and supply companies, managed care companies and healthcare information and service providers. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Portfolio may invest in securities of relatively well-known and large companies as well as small- and medium-sized companies. In choosing the best companies in which to invest, the Portfolio Manager looks for able management, growing products, leading technology, franchise niche, and a strong balance sheet, which may transform into high return on equity and consistent high earnings growth. Stocks are selected based on both the Portfolio Manager's estimate of their fundamental investment value and their relative attractiveness to their business competitors.

The Portfolio may invest in securities of both domestic and foreign issuers. There is no limit to the amount the Portfolio may invest in foreign securities.

The Portfolio may also engage in short sales of index unit investment trusts such as the NASDAQ-100 Index tracking stock. Such practices are used to hedge to protect the Portfolio against market decline, to adjust the Portfolio's duration, to maintain the Portfolio's exposure to its market, to manage cash or to attempt to increase returns. These practices may actually reduce returns or increase volatility.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Portfolio may temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Portfolio in response to adverse economic, political or market conditions. This strategy is inconsistent with the Portfolio's principal investment strategies and investment goals and, if employed, could result in lower return and potential loss of market value.

The Portfolio may change any of these investment policies (including its objective, which is non-fundamental) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              DIVERSIFICATION RISK
                             FOREIGN INVESTMENT RISK
                             HEALTHCARE SECTOR RISK
                              INVESTMENT STYLE RISK
                                  MANAGER RISK
                           MARKET CAPITALIZATION RISK
                             PORTFOLIO TURNOVER RISK
                              PRICE VOLATILITY RISK

                            SECTOR CONCENTRATION RISK
                                SHORT SALES RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of the date of this Prospectus, annual performance information is not provided.

MORE ON THE PORTFOLIO MANAGER

Evergreen Investment Management Company, LLC (EIMC) is the Portfolio Manager for the Portfolio. EIMC has been managing mutual funds and private accounts since 1932 and managed over $247 billion in assets for the Evergreen funds as of March 31, 2004. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

The Portfolio is managed by a team of portfolio management professionals from EIMC's International Equity team. The following person at EIMC is primarily responsible for the day-to-day investment decisions of the Portfolio:

NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
Liu-Er Chen, CFA               Mr. Chen has been a Vice President and Portfolio
                               Manager since joining EIMC in December 1995.
                               Prior to that, he spent three years in U.S. and
                               Germany pharmaceutical companies in their
                               strategic planning area.

ING EVERGREEN OMEGA PORTFOLIO

PORTFOLIO MANAGER

Evergreen Investment Management Company, LLC

INVESTMENT OBJECTIVE

Long-term capital growth

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations. The Portfolio Manager employs a growth style of equity management. "Growth" stocks are stocks of companies which the Portfolio Manager believes to have anticipated earnings ranging from steady to accelerated growth. The Portfolio may also invest up to 25% of its assets in foreign securities.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Portfolio may temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Portfolio in response to adverse economic, political or market conditions. This strategy is inconsistent with the Portfolio's principal investment strategies and investment goals and, if employed, could result in lower return and potential loss of market value.

The Portfolio may change any of these investment policies (including its objective, which is non-fundamental) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                             FOREIGN INVESTMENT RISK
                              INVESTMENT STYLE RISK
                                  MANAGER RISK
                           MARKET CAPITALIZATION RISK
                             PORTFOLIO TURNOVER RISK
                              PRICE VOLATILITY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of the date of this Prospectus, annual performance information is not provided.

MORE ON THE PORTFOLIO MANAGER

Evergreen Investment Management Company, LLC (EIMC) is the Portfolio Manager for the Portfolio. EIMC has been managing mutual funds and private accounts since 1932 and managed over $247 billion in assets for the Evergreen funds as of March 31, 2004. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

The Portfolio is managed by a team of portfolio management professionals from EIMC's Large Cap Core Growth team. The following person at EIMC is primarily responsible for the day-to-day investment decisions of the Portfolio:

NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
Maureen E. Cullinane, CFA      Ms. Cullinane is a Managing Director and Senior
                               Portfolio Manager of EIMC. Ms. Cullinane joined
                               Evergreen in 1974 as a financial analyst and was
                               responsible for equity investments in a wide
                               variety of industries and securities.

                           PORTFOLIO FEES AND EXPENSES

The table that follows shows the estimated operating expenses paid each year by each Portfolio. These expenses are estimated since the Portfolios had not commenced operations as of the date of this Prospectus. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company. The Trust and its Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company under your Variable Contract or Qualified Plan. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan. The fees and expenses of the Trust's Portfolios are not fixed or specified under the terms of your Variable Contract.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT). Not Applicable.

                                 CLASS I SHARES
                     ANNUAL PORTFOLIO OPERATING EXPENSES(1)
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                               DISTRIBUTION                      TOTAL
                                                   MANAGEMENT    (12b-1)          OTHER        OPERATING
PORTFOLIO                                             FEE          FEE       EXPENSES (2),(3)  EXPENSES
--------------------------------------------------------------------------------------------------------
ING Evergreen Health Sciences                         0.75%       0.00%           0.01%          0.76%
ING Evergreen Omega                                   0.60%       0.00%           0.01%          0.61%

(1) This table shows the estimated operating expenses for Class I shares of each Portfolio as a ratio of expenses to average daily net assets.

(2) The Management Agreement between the Trust and its manager, DSI, provides for a "bundled fee" arrangement, under which DSI provides, in addition to advisory services, administrative and other services necessary for the ordinary operation of the Portfolios, and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not "interested persons" of DSI, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.

(3) "Other Expenses" are estimated because the Portfolios had not commenced operations as of December 31, 2003.

EXAMPLE. This Example is intended to help you compare the cost of investing in Class I shares of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Class I shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Class I shares' operating expenses remain the same. The Example does not reflect expenses of the Variable Contract that may use the Portfolio as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PORTFOLIO                                                      1 YEAR    3 YEARS
--------------------------------------------------------------------------------
ING Evergreen Health Sciences                                   $ 78      $ 243
ING Evergreen Omega                                             $ 62      $ 195

                           SUMMARY OF PRINCIPAL RISKS

THE VALUE OF YOUR INVESTMENT IN EACH PORTFOLIO CHANGES WITH THE VALUES OF THE PORTFOLIO'S INVESTMENTS. MANY FACTORS CAN AFFECT THOSE VALUES. THE FACTORS THAT ARE MOST LIKELY TO HAVE A MATERIAL EFFECT ON A PARTICULAR PORTFOLIO'S INVESTMENT PORTFOLIO AS A WHOLE ARE CALLED "PRINCIPAL RISKS". THE PRINCIPAL RISKS OF EACH PORTFOLIO ARE IDENTIFIED IN THE "DESCRIPTION OF THE PORTFOLIOS" SECTION AND ARE DESCRIBED BELOW. EACH PORTFOLIO MAY BE SUBJECT TO ADDITIONAL PRINCIPAL RISKS AND RISKS OTHER THAN THOSE DESCRIBED BELOW BECAUSE THE TYPES OF INVESTMENT MADE BY A PORTFOLIO CAN CHANGE OVER TIME.

DIVERSIFICATION RISK. ING Evergreen Health Sciences Portfolio is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (1940 Act). This means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Portfolio's assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

HEALTHCARE SECTOR RISK. Healthcare companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies. Many healthcare companies are also subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

INVESTMENT BY FUNDS OF FUNDS. A Portfolio's shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund of funds. From time to time, the Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds of funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The Adviser or Portfolio Manager will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on the Portfolio and funds of funds as a result of these transactions. So long as a Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the Securities and Exchange Commission.

INVESTMENT STYLE RISK. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well investor sentiment. A Portfolio may outperform or underperform other portfolios that employ a different style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

MANAGER RISK. The Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small-and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Investing in medium- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and medium-capitalization companies may decline significantly in market downturns.

PORTFOLIO TURNOVER RISK. Changes to the investment of the Portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs which may have an adverse impact on performance. The portfolio turnover rate of each Portfolio will vary from year to year, as well as within a year.

PRICE VOLATILITY RISK. The value of a Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

SECTOR CONCENTRATION RISK. ING Evergreen Health Sciences Portfolio invests primarily in securities of companies in a particular market sector, and therefore may be subject to greater risks and market fluctuations than other portfolios that are more diversified by market sector.

SHORT SALES RISK. ING Evergreen Health Sciences Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the Portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box." A short sale "against the box" may be used to hedge against market risks when the Portfolio Manager believes that the price of a security may decline, causing the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns.

                                MORE INFORMATION

PERCENTAGE AND RATING LIMITATIONS

Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

A WORD ABOUT PORTFOLIO DIVERSITY

ING Evergreen Omega Portfolio is diversified, as defined in the Investment Company Act of 1940. A diversified Portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). ING Evergreen Health Sciences Portfolio is not diversified.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

The Statement of Additional Information is made a part of this Prospectus. It identifies investment restrictions and provides more detailed risk descriptions and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the U.S. Securities and Exchange Commission's website http://www.sec.gov.

NON- FUNDAMENTAL INVESTMENT POLICY

ING Evergreen Health Sciences Portfolio has adopted a non-fundamental investment policy to invest the assets of the Portfolio in securities that are consistent with the Portfolio's name. For more information about this policy, please consult the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

The Portfolio Manager may depart from a Portfolio's principal investment strategies by temporarily investing for defensive purposes when the Portfolio Manager believes that adverse market, economic, political or other conditions may affect the Portfolio. Instead, the Portfolio may invest in securities believed to present less risk, such as cash items, debt securities that are high quality or higher than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio's defensive investment position may not be effective in protecting its value. The types of defensive positions in which a Portfolio may engage, unless specifically noted under a Portfolio's principal investment strategy, are identified and discussed, together with their risks, in the Statement of Additional Information.

INDEPENDENT AUDITORS

KPMG LLP, located at 99 High Street, Boston, MA 02110, will serve as independent auditors for the Portfolios.

ADMINISTRATIVE SERVICES

In addition to advisory services, DSI provides administrative and other services necessary for the ordinary operation of the Portfolios. DSI procures and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to the Portfolios, including the custodian, the portfolio accounting agent, the Portfolio Manager, and the insurance company or companies to which the Portfolios offer their shares. DSI also ensures that the Portfolios operate in compliance with applicable legal requirements and monitors the Portfolio Manager for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a Portfolio, interest on borrowing, fees and expenses of the independent trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

The Trust pays a management fee to DSI for its services. Out of this management fee, DSI in turn pays the Portfolio Manager its respective portfolio management fee for each Portfolio. The management fee paid to DSI by the Trust is distinct because the Trust has a "bundled" fee arrangement, under which DSI, out of its management fee, pays many of the ordinary expenses for each Portfolio, including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by the manager.

DSI has entered into a Sub-Administration Agreement with ING Funds Services, LLC ("ING Funds Services"), an affiliate of DSI, under which ING Funds Services will provide the Portfolios with certain administrative services. The administrative services performed by ING Funds Services on behalf of DSI include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Portfolio Manager, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services is also responsible for ensuring that the Portfolios operate in compliance with applicable legal requirements and monitoring the Portfolio Manager for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

PORTFOLIO DISTRIBUTION

DSI is the principal underwriter and distributor of each Portfolio. It is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

DSI is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.

CLASSES OF SHARES

The Trust's shares are classified into Adviser Class (Class A), Institutional Class (Class I), Retirement Class (Class R) and Service Class (Class S). The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only Class I shares are offered by this Prospectus. Class I shares are not subject to any sales loads, contingent deferred sales charges, shareholder services fees or Rule 12b-1 distribution fees.

INTERESTS OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES AND QUALIFIED RETIREMENT PLANS

The Portfolios are available to serve as investment options offered through variable annuity contracts and variable life insurance policies available to Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates, other investment companies and other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for Variable Contracts and offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of owners of variable annuity contracts, variable life insurance policies, Qualified Plans and other permitted investors, for which the Portfolios serve as an investment medium, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners and Qualified Plans and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios or a Qualified Plan might be required to redeem its investment, which might force the Portfolios to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

FREQUENT TRADING - MARKET TIMING

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, such as insurance companies, retirement plans, record-keepers, and trusts. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

Omnibus accounts generally do not identify customers' trading activity to the Portfolio on an individual basis. The ability of the Portfolios to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries, therefore, is severely limited. Consequently, the Portfolios must rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary for their policies regarding frequent, short-term trading. The Portfolios seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent short term trading. There is, however, no guarantee that the Portfolios will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a variable insurance or retirement plan account, is not in the best interest of a Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Portfolio Manager to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Portfolio performance.

Although the policies described above that are followed by omnibus account arrangements and the Portfolios are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, the Portfolios are often required to make decisions that are inherently subjective. The Portfolios strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

                         OVERALL MANAGEMENT OF THE TRUST

THE ADVISER

Directed Services, Inc. ("DSI"), a New York corporation, is the adviser to the Portfolios. As of December 31, 2003, DSI managed approximately $13 billion in registered investment company assets. DSI is registered with the SEC as an investment adviser and a broker-dealer.

DSI, subject to the supervision of the Board of Trustees of the Trust (the "Board"), acts as a "manager-of-managers" for the Trust. In this capacity, DSI oversees the Trust's day-to-day operations and oversees the investment activities of each Portfolio. DSI delegates to the Portfolio Manager the responsibility for investment management, subject to DSI's oversight. DSI monitors the investment activities of the Portfolio Manager. From time to time, DSI also recommends the appointment of additional or replacement portfolio managers to the Board. On May 24, 2002, the Trust received exemptive relief from the SEC to permit DSI, with the approval of the Board, to replace a non-affiliated portfolio manager for a Portfolio, as well as change the terms of a contract with a non-affiliated portfolio manager without submitting the contract to a vote of the Portfolio's shareholders. The Trust will notify shareholders of any change in the identity of a portfolio manager of a Portfolio. In this event, the name of the Portfolio and its investment strategies may also change.

DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of a Portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios.

MANAGEMENT FEE

The Trust pays DSI a management fee, payable monthly, based on the average daily net assets of a Portfolio (or the combined net assets of both Portfolios and other series of the Trust). DSI pays the Portfolio Manager a portfolio management fee for its services on a monthly basis.

The following table shows the aggregate annual management fee to be paid by each Portfolio as a percentage of that Portfolio's average daily net assets:

                                                                    MANAGEMENT FEE
        PORTFOLIO                                       (AS A PERCENTAGE OF AVERAGE NET ASSETS)
        ---------------------------------------------------------------------------------------
        ING Evergreen Health Sciences                                     0.75%
        ING Evergreen Omega                                               0.60%

                                   SHARE PRICE

The net asset value ("NAV") per share for Class A shares of each Portfolio is determined each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern Time). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share is calculated by taking the value of the Portfolio's assets attributable to Class A, subtracting the Portfolio's liabilities attributable to Class A, and dividing by the number of shares of Class A that are outstanding. Because foreign securities may trade on days when the Portfolios do not price shares, the NAV of a Portfolio that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.

When market quotations are not readily available or are deemed unreliable, the Adviser may determine a fair value for the security in accordance with procedures adopted by the Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

   - Foreign securities, where an event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the daily fluctuation in the Standard & Poor's 500 Composite Stock Price Index exceeds certain thresholds, or the closing value is otherwise deemed unreliable;

   -  Securities of an issuer that has entered into a restructuring;

   -  Securities whose trading has been halted or suspended;

   - Fixed income securities that have gone into default and for which there is not current market value quotations;

Each Portfolio or the Adviser may use a fair value pricing service approved by the Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares, it will pay the NAV that is next calculated after its order is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after its order is received in proper form.

                             TAXES AND DISTRIBUTIONS

Each Portfolio offered in this Prospectus distributes net investment income, if any, on its outstanding shares annually. Any net realized long-term capital gain for a Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by a Portfolio will automatically be reinvested in additional shares of that Portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract or a plan participant) makes an election to receive distributions in cash. Dividends or distributions by a Portfolio will reduce the per share net asset value by the per share amount paid.

Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended C "Code"). As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on ordinary income and net realized capital gain that is distributed. It is each Portfolio's intention to distribute all such income and gains.

Each Portfolio intends to comply with the diversification requirements of
Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company's separate accounts. Specifically, each Portfolio intends to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts or with your tax advisor for information regarding taxes applicable to the Variable Contracts.

                              FINANCIAL HIGHLIGHTS

Because ING Evergreen Health Sciences Portfolio and ING Evergreen Omega Portfolio had not commenced operations as of the date of this Prospectus, audited financial highlights are not available.

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

                      (This page intentionally left blank.)

TO OBTAIN MORE INFORMATION

A Statement of Additional Information, dated May 3, 2004, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the Portfolios' investments will be available in the Portfolios' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year and the Auditors' Report. The Portfolios' first semi-annual report and annual report will be available on or about August 31, 2004 and February 28, 2005, respectively.

To obtain a free copy of these documents or to make inquiries about the Portfolios, please write to the Trust at 7337 E. Doubletree Ranch Road Scottsdale, Arizona 85258 or call (800) 366-0066.

Information about ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about ING Investors Trust are available on the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

ING INVESTORS TRUST TRUSTEES

Paul S. Doherty

J. Michael Earley

R. Barbara Gitenstein

Walter H. May

Thomas J. McInerney

Jock Patton

David W.C. Putnam

Blaine E. Rieke

John G. Turner

Roger B. Vincent

Richard A. Wedemeyer


[ING INVESTORS TRUST LOGO]

05/03/04                                                   SEC File No. 811-5629

ING INVESTORS TRUST

PROSPECTUS
MAY 3, 2004
RETIREMENT CLASS

ING EVERGREEN HEALTH SCIENCES PORTFOLIO
ING EVERGREEN OMEGA PORTFOLIO

NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS

[ING INVESTORS TRUST LOGO]

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN CERTAIN ING INVESTORS TRUST PORTFOLIOS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THEIR OBJECTIVES.

THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                                TABLE OF CONTENTS

                                                                      PAGE
INTRODUCTION
   ING Investors Trust                                                   2
   Investment Adviser                                                    2
   Portfolios and Portfolio Manager                                      2
   Class of Shares                                                       2
   Investing Through Your Qualified Plan                                 2
   Why Reading this Prospectus is Important                              2

DESCRIPTION OF THE PORTFOLIOS
   ING Evergreen Health Sciences Portfolio                               3
   ING Evergreen Omega Portfolio                                         5

PORTFOLIO FEES AND EXPENSES                                              7

SUMMARY OF PRINCIPAL RISKS                                               8

MORE INFORMATION
   Percentage and Rating Limitation                                      9
   A Word about Portfolio Diversity                                      9
   Additional Information about the Portfolios                           9
   Non-Fundamental Investment Policy                                    10
   Temporary Defensive Positions                                        10
   Independent Auditors                                                 10
   Administrative Services                                              10
   Portfolio Distribution                                               10
   Rule 12b-1 Distribution Fees                                         11
   Services by Financial Service Firms                                  11
   Classes of Shares                                                    11
   Interests of the Holders of Variable Insurance
     Contracts and Policies and Qualified
     Retirement Plans                                                   11
   Frequent Trading - Market Timing                                     12

OVERALL MANAGEMENT OF THE TRUST
   The Adviser                                                          12
   Management Fee                                                       13

SHARE PRICE                                                             13

TAXES AND DISTRIBUTIONS                                                 14

FINANCIAL HIGHLIGHTS                                                    14

TO OBTAIN MORE INFORMATION                                            Back

ING INVESTORS TRUST TRUSTEES                                          Back

                                  INTRODUCTION

ING INVESTORS TRUST

ING Investors Trust (the "Trust") is an open-end management investment company. The Trust consists of a group of mutual fund portfolios. Only certain of these portfolios (each, a "Portfolio" and together, the "Portfolios") are offered in this prospectus ("Prospectus").

INVESTMENT ADVISER

Directed Services, Inc. ("DSI" or the "Adviser") is the investment adviser of each Portfolio, and each Portfolio has a sub-adviser referred to in this Prospectus as a "Portfolio Manager." DSI is a wholly-owned indirect subsidiary of ING Groep, N.V., a global financial institution active in the fields of insurance, banking and asset management.

PORTFOLIOS AND PORTFOLIO MANAGER

ING Evergreen Health Sciences Portfolio - Evergreen Investment Management Company, LLC
ING Evergreen Omega Portfolio - Evergreen Investment Management Company, LLC

CLASS OF SHARES

Pursuant to a multiple class plan, (the "Plan") each Portfolio offers four classes of shares. This Prospectus relates only to the Retirement Class ("Class R") shares of the Portfolios. For more information about Class R shares, please refer to the section of this Prospectus entitled "Classes of Shares."

INVESTING THROUGH YOUR QUALIFIED PLAN

Class R shares of the Portfolios are continuously offered through variable annuity separate accounts available to qualified pension and retirement plans ("Qualified Plans") and Qualified Plans offered outside of separate accounts and annuity contracts. Qualified Plans include Individual Retirement Accounts ("IRAs") and plans that meet the definition of retirement plans under Sections 401(k), 403(b), 408 and 457 of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, Class R shares are offered to the investment adviser to the Portfolios and the adviser's affiliates. Class S shares, which are not offered in this Prospectus, also may be made available to other investment companies, including series of the Trust under fund-of-funds arrangements.

Purchases and redemptions of shares may be made only by separate accounts of insurance companies or by eligible Qualified Plans. Certain Portfolios may not be available as investment options in your plan. Please refer to the prospectus, prospectus summary, disclosure statement, or plan document for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Qualified Plans may charge plan participants for certain expenses that are in addition to the expenses of the Portfolios. These expenses could reduce the investment return in Class R shares of the Portfolios.

Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

WHY READING THIS PROSPECTUS IS IMPORTANT

This Prospectus explains the investment objective, strategies, and risks of each of the Portfolios of the Trust offered in this Prospectus. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

                          DESCRIPTION OF THE PORTFOLIOS

ING EVERGREEN HEALTH SCIENCES PORTFOLIO

PORTFOLIO MANAGER

Evergreen Investment Management Company, LLC

INVESTMENT OBJECTIVE

Long-term capital growth

PRINCIPAL INVESTMENT STRATEGY

The Portfolio is a non-diversified portfolio that will normally invest at least 80% of its assets in the equity securities of healthcare companies, meaning companies that develop, produce or distribute products or services related to the healthcare or medical industries and derive a substantial portion, i.e., more than 50%, of their sales from products and services in healthcare. These include, but are not limited to pharmaceutical companies, biotechnology companies, medical device and supply companies, managed care companies and healthcare information and service providers. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Portfolio may invest in securities of relatively well-known and large companies as well as small- and medium-sized companies. In choosing the best companies in which to invest, the Portfolio Manager looks for able management, growing products, leading technology, franchise niche, and a strong balance sheet, which may transform into high return on equity and consistent high earnings growth. Stocks are selected based on both the Portfolio Manager's estimate of their fundamental investment value and their relative attractiveness to their business competitors.

The Portfolio may invest in securities of both domestic and foreign issuers. There is no limit to the amount the Portfolio may invest in foreign securities.

The Portfolio may also engage in short sales of index unit investment trusts such as the NASDAQ-100 Index tracking stock. Such practices are used to hedge to protect the Portfolio against market decline, to adjust the Portfolio's duration, to maintain the Portfolio's exposure to its market, to manage cash or to attempt to increase returns. These practices may actually reduce returns or increase volatility.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Portfolio may temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Portfolio in response to adverse economic, political or market conditions. This strategy is inconsistent with the Portfolio's principal investment strategies and investment goals and, if employed, could result in lower return and potential loss of market value.

The Portfolio may change any of these investment policies (including its objective, which is non-fundamental) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              DIVERSIFICATION RISK
                             FOREIGN INVESTMENT RISK
                             HEALTHCARE SECTOR RISK
                              INVESTMENT STYLE RISK
                                  MANAGER RISK
                           MARKET CAPITALIZATION RISK
                             PORTFOLIO TURNOVER RISK
                              PRICE VOLATILITY RISK
                            SECTOR CONCENTRATION RISK
                                SHORT SALES RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of the date of this Prospectus, annual performance information is not provided.

MORE ON THE PORTFOLIO MANAGER

Evergreen Investment Management Company, LLC (EIMC) is the Portfolio Manager for the Portfolio. EIMC has been managing mutual funds and private accounts since 1932 and managed over $247 billion in assets for the Evergreen funds as of March 31, 2004. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

The Portfolio is managed by a team of portfolio management professionals from EIMC's International Equity team. The following person at EIMC is primarily responsible for the day-to-day investment decisions of the Portfolio:

NAME                               POSITION AND RECENT BUSINESS EXPERIENCE
----                               ---------------------------------------
Liu-Er Chen, CFA                   Mr. Chen has been a Vice President and Portfolio Manager since joining EIMC in December 1995. Prior to that, he spent three years in U.S. and Germany pharmaceutical companies in their strategic planning area.

ING EVERGREEN OMEGA PORTFOLIO

PORTFOLIO MANAGER

Evergreen Investment Management Company, LLC

INVESTMENT OBJECTIVE

Long-term capital growth

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations. The Portfolio Manager employs a growth style of equity management. "Growth" stocks are stocks of companies which the Portfolio Manager believes to have anticipated earnings ranging from steady to accelerated growth. The Portfolio may also invest up to 25% of its assets in foreign securities.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Portfolio may temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Portfolio in response to adverse economic, political or market conditions. This strategy is inconsistent with the Portfolio's principal investment strategies and investment goals and, if employed, could result in lower return and potential loss of market value.

The Portfolio may change any of these investment policies (including its objective, which is non-fundamental) without shareholder approval.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The strategy employed by the Portfolio Manager may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                             FOREIGN INVESTMENT RISK
                              INVESTMENT STYLE RISK
                                  MANAGER RISK
                           MARKET CAPITALIZATION RISK
                             PORTFOLIO TURNOVER RISK
                              PRICE VOLATILITY RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated objective. This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio had not commenced operations as of the date of this Prospectus, annual performance information is not provided.

MORE ON THE PORTFOLIO MANAGER

Evergreen Investment Management Company, LLC (EIMC) is the Portfolio Manager for the Portfolio. EIMC has been managing mutual funds and private accounts since 1932 and managed over $247 billion in assets for the Evergreen funds as of March 31, 2004. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

The Portfolio is managed by a team of portfolio management professionals from EIMC's Large Cap Core Growth team. The following person at EIMC is primarily responsible for the day-to-day investment decisions of the Portfolio:

NAME                               POSITION AND RECENT BUSINESS EXPERIENCE
----                               ---------------------------------------
Maureen E. Cullinane, CFA          Ms. Cullinane is a Managing Director and Senior Portfolio Manager
                                   of EIMC. Ms. Cullinane joined Evergreen in 1974 as a financial analyst and was responsible for equity investments in a wide variety of industries and securities.

                           PORTFOLIO FEES AND EXPENSES

The table that follows shows the estimated operating expenses paid each year by each Portfolio. These expenses are estimated since the Portfolios had not commenced operations as of the date of this Prospectus. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company. The Trust and its Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company under your Variable Contract or Qualified Plan. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan. The fees and expenses of the Trust's Portfolios are not fixed or specified under the terms of your Variable Contract.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT). Not Applicable.

                                 CLASS R SHARES
                     ANNUAL PORTFOLIO OPERATING EXPENSES(1)
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                            DISTRIBUTION                                     TOTAL       FEE WAIVER/   TOTAL NET
                                MANAGEMENT     (12b-1)     SHAREHOLDER       OTHER         OPERATING       EXPENSE     OPERATING
PORTFOLIO                          FEE         FEE(2),     SERVICES FEE  EXPENSES(3),(4)   EXPENSES   REIMBURSEMENT(2)  EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
ING Evergreen Health Sciences     0.75%        0.50%          0.25%          0.01%           1.51%        -0.15%         1.36%
ING Evergreen Omega               0.60%        0.50%          0.25%          0.01%           1.36%        -0.15%         1.21%

(1) This table shows the estimated operating expenses for Class R shares of each Portfolio as a ratio of expenses to average daily net assets.

(2) DSI has contractually agreed to waive 0.15% of the distribution fee for Class R shares of the Portfolios, so that the actual fee paid by a Portfolio is at an annual rate of 0.35%. Absent this waiver, the distribution fee is 0.50% of net assets. The expense waiver will continue through at least December 31, 2004. There is no guarantee that this waiver will continue after this date.

(3) The Management Agreement between the Trust and its manager, DSI, provides for a "bundled fee" arrangement, under which DSI provides, in addition to advisory services, administrative and other services necessary for the ordinary operation of the Portfolios, and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not "interested persons" of DSI, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, expenses paid through the Shareholder Services and Distribution Plans for the Class R shares, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.

(4) "Other Expenses" are estimated because the Portfolios had not commenced operations as of December 31, 2003.

EXAMPLE. This Example is intended to help you compare the cost of investing in Class R shares of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Class R shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Class R shares' operating expenses remain the same. The Example does not reflect expenses of the Variable Contract that may use the Portfolio as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PORTFOLIO                                                  1 YEAR      3 YEARS
--------------------------------------------------------------------------------
ING Evergreen Health Sciences                            $      138   $      462
ING Evergreen Omega                                      $      123   $      416

The example numbers reflects the contractual fee waivers for the one-year period and the first year of the three-year period.

                           SUMMARY OF PRINCIPAL RISKS

THE VALUE OF YOUR INVESTMENT IN EACH PORTFOLIO CHANGES WITH THE VALUES OF THE PORTFOLIO'S INVESTMENTS. MANY FACTORS CAN AFFECT THOSE VALUES. THE FACTORS THAT ARE MOST LIKELY TO HAVE A MATERIAL EFFECT ON A PARTICULAR PORTFOLIO'S INVESTMENT PORTFOLIO AS A WHOLE ARE CALLED "PRINCIPAL RISKS". THE PRINCIPAL RISKS OF EACH PORTFOLIO ARE IDENTIFIED IN THE "DESCRIPTION OF THE PORTFOLIOS" SECTION AND ARE DESCRIBED BELOW. EACH PORTFOLIO MAY BE SUBJECT TO ADDITIONAL PRINCIPAL RISKS AND RISKS OTHER THAN THOSE DESCRIBED BELOW BECAUSE THE TYPES OF INVESTMENT MADE BY A PORTFOLIO CAN CHANGE OVER TIME.

DIVERSIFICATION RISK. ING Evergreen Health Sciences Portfolio is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (1940 Act). This means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Portfolio's assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

HEALTHCARE SECTOR RISK. Healthcare companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies. Many healthcare companies are also subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

INVESTMENT BY FUNDS OF FUNDS. A Portfolio's shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund of funds. From time to time, the Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds of funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The Adviser or Portfolio Manager will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on the Portfolio and funds of funds as a result of these transactions. So long as a Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the Securities and Exchange Commission.

INVESTMENT STYLE RISK. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well investor sentiment. A Portfolio may outperform or underperform other portfolios that employ a different style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

MANAGER RISK. The Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small-and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Investing in medium- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and medium-capitalization companies may decline significantly in market downturns.

PORTFOLIO TURNOVER RISK. Changes to the investment of the Portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs which may have an adverse impact on performance. The portfolio turnover rate of each Portfolio will vary from year to year, as well as within a year.

PRICE VOLATILITY RISK. The value of a Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

SECTOR CONCENTRATION RISK. ING Evergreen Health Sciences Portfolio invests primarily in securities of companies in a particular market sector, and therefore may be subject to greater risks and market fluctuations than other portfolios that are more diversified by market sector.

SHORT SALES RISK. ING Evergreen Health Sciences Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the Portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box." A short sale "against the box" may be used to hedge against market risks when the Portfolio Manager believes that the price of a security may decline, causing the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns.

                                MORE INFORMATION

PERCENTAGE AND RATING LIMITATIONS

Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

A WORD ABOUT PORTFOLIO DIVERSITY

ING Evergreen Omega Portfolio is diversified, as defined in the Investment Company Act of 1940. A diversified Portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). ING Evergreen Health Sciences Portfolio is not diversified.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

The Statement of Additional Information is made a part of this Prospectus. It identifies investment restrictions and provides more detailed risk descriptions and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the Securities and Exchange Commission's website http://www.sec.gov.

NON-FUNDAMENTAL INVESTMENT POLICY

ING Evergreen Health Sciences Portfolio has adopted a non-fundamental investment policy to invest the assets of the Portfolio in securities that are consistent with the Portfolio's name. For more information about this policy, please consult the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

The Portfolio Manager may depart from a Portfolio's principal investment strategies by temporarily investing for defensive purposes when the Portfolio Manager believes that adverse market, economic, political or other conditions may affect the Portfolio. Instead, the Portfolio may invest in securities believed to present less risk, such as cash items, debt securities that are high quality or higher than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio's defensive investment position may not be effective in protecting its value. The types of defensive positions in which a Portfolio may engage, unless specifically noted under a Portfolio's principal investment strategy, are identified and discussed, together with their risks, in the Statement of Additional Information.

INDEPENDENT AUDITORS

KPMG LLP, located at 99 High Street, Boston, MA 02110, will serve as independent auditors for the Portfolios.

ADMINISTRATIVE SERVICES

In addition to advisory services, DSI provides administrative and other services necessary for the ordinary operation of the Portfolios. DSI procures and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to the Portfolios, including the custodian, the portfolio accounting agent, the Portfolio Manager, and the insurance company or companies to which the Portfolios offer their shares. DSI also ensures that the Portfolios operate in compliance with applicable legal requirements and monitors the Portfolio Manager for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a Portfolio, interest on borrowing, fees and expenses of the independent trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

The Trust pays a management fee to DSI for its services. Out of this management fee, DSI in turn pays the Portfolio Manager its respective portfolio management fee for each Portfolio. The management fee paid to DSI by the Trust is distinct because the Trust has a "bundled" fee arrangement, under which DSI, out of its management fee, pays many of the ordinary expenses for each Portfolio, including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by the manager.

DSI has entered into a Sub-Administration Agreement with ING Funds Services, LLC ("ING Funds Services"), an affiliate of DSI, under which ING Funds Services will provide the Portfolios with certain administrative services. The administrative services performed by ING Funds Services on behalf of DSI include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Portfolio Manager, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services is also responsible for ensuring that the Portfolios operate in compliance with applicable legal requirements and monitoring the Portfolio Manager for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

PORTFOLIO DISTRIBUTION

DSI is the principal underwriter and distributor of each Portfolio. It is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

DSI is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public

Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.

RULE 12b-1 DISTRIBUTION FEES

The Trust has entered into a Shareholder Service and Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan permits the Portfolios to pay marketing and other fees to support the sale and distribution of the Class R shares of the Portfolios and for shareholder services provided by securities dealers (including DSI) and other financial intermediaries and plan administrators ("financial service firms") The annual distribution and service fees under the Plan may equal up to 0.75% of the average daily net assets of the Portfolios (a 0.25% distribution fee and a 0.50%, shareholder service fee). DSI has agreed to waive 0.15% of the distribution fee for ING Evergreen Omega Portfolio and ING Evergreen Health Sciences Portfolio. The expense waiver will continue through at least December 31, 2004, but in any event, the Trust will notify shareholders if it intends to pay DSI more than 0.10% (not to exceed 0.25% under the current Plan) in the future. Over time, fees paid under the Plan will increase the cost of an investor's shares and may cost investors more than paying other types of sales charges.

SERVICES BY FINANCIAL SERVICE FIRMS

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by Qualified Plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms also may perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge Qualified Plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, Qualified Plans may charge plan participants for certain expenses. A firm or a Qualified Plan may be paid for its services directly by the Portfolios or DSI. These fees and additional amounts could reduce an investment return in Class R shares of the Portfolios. Financial service firms and Qualified Plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services.

CLASSES OF SHARES

The Trust's shares are classified into Adviser Class (Class A), Institutional Class (Class I), Retirement Class (Class R) and Service Class (Class S). The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Class R shares are offered by this Prospectus. Class R shares are not subject to any sales loads.

INTERESTS OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES AND QUALIFIED RETIREMENT PLANS

The Portfolios are available to serve as investment options offered through variable annuity contracts and variable life insurance policies available to Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates, other investment companies and other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for Variable Contracts and offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of owners of variable annuity contracts, variable life insurance policies, Qualified Plans and other permitted investors, for which the Portfolios serve as an investment medium, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners and Qualified Plans and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios or a Qualified Plan might be required to redeem its investment, which might force the Portfolios to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

FREQUENT TRADING - MARKET TIMING

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, such as insurance companies, retirement plans, record-keepers, and trusts. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

Omnibus accounts generally do not identify customers' trading activity to the Portfolio on an individual basis. The ability of the Portfolios to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries, therefore, is severely limited. Consequently, the Portfolios must rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary for their policies regarding frequent, short-term trading. The Portfolios seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent short term trading. There is, however, no guarantee that the Portfolios will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a variable insurance or retirement plan account, is not in the best interest of a Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Portfolio Manager to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Portfolio performance.

Although the policies described above that are followed by omnibus account arrangements and the Portfolios are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, the Portfolios are often required to make decisions that are inherently subjective. The Portfolios strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

                         OVERALL MANAGEMENT OF THE TRUST

THE ADVISER

Directed Services, Inc. ("DSI"), a New York corporation, is the adviser to the Portfolios. As of December 31, 2003, DSI managed approximately $13 billion in registered investment company assets. DSI is registered with the SEC as an investment adviser and a broker-dealer.

DSI, subject to the supervision of the Board of Trustees of the Trust (the "Board"), acts as a "manager-of-managers" for the Trust. In this capacity, DSI oversees the Trust's day-to-day operations and oversees the investment activities of each Portfolio. DSI delegates to the Portfolio Manager the responsibility for investment management, subject to DSI's oversight. DSI monitors the investment activities of the Portfolio Manager. From time to time, DSI also recommends the appointment of additional or replacement portfolio managers to the Board. On May 24, 2002, the Trust and DSI received exemptive relief from the SEC to permit DSI, with the approval of the Board, to replace a non-affiliated portfolio manager for a Portfolio, as well as change the terms of a contract with a non-affiliated portfolio manager without submitting the contract to a vote of the Portfolio's shareholders. The Trust will notify shareholders of any change in the identity of a portfolio manager of a Portfolio. In this event, the name of the Portfolio and its investment strategies may also change.

DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of a Portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios.

MANAGEMENT FEE

The Trust pays DSI a management fee, payable monthly, based on the average daily net assets of a Portfolio (or the combined net assets of both Portfolios and other series of the Trust). DSI pays the Portfolio Manager a portfolio management fee for its services on a monthly basis.

The following table shows the aggregate annual management fee to be paid by each Portfolio as a percentage of that Portfolio's average daily net assets:

                                                     MANAGEMENT FEE
                                             (AS A PERCENTAGE OF AVERAGE NET
       PORTFOLIO                                         ASSETS)
       ---------------------------------------------------------------------
       ING Evergreen Health Sciences                      0.75%
       ING Evergreen Omega                                0.60%

                                   SHARE PRICE

The net asset value ("NAV") per share for Class R shares of each Portfolio is determined each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern Time). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share is calculated by taking the value of the Portfolio's assets attributable to Class R, subtracting the Portfolio's liabilities attributable to Class R, and dividing by the number of shares of Class R that are outstanding. Because foreign securities may trade on days when the Portfolios do not price shares, the NAV of a Portfolio that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.

When market quotations are not readily available or are deemed unreliable, the Adviser may determine a fair value for the security in accordance with procedures adopted by the Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

     - Foreign securities, where an event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the daily fluctuation in the Standard & Poor's 500 Composite Stock Price Index exceeds certain thresholds, or the closing value is otherwise deemed unreliable;

     -    Securities of an issuer that has entered into a restructuring;

     -    Securities whose trading has been halted or suspended;

     - Fixed income securities that have gone into default and for which there is not current market value quotations;

Each Portfolio or the Adviser may use a fair value pricing service approved by the Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares, it will pay the NAV that is next calculated after its order is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after its order is received in proper form.

                             TAXES AND DISTRIBUTIONS

Each Portfolio offered in this Prospectus distributes net investment income, if any, on its outstanding shares annually. Any net realized long-term capital gain for a Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by a Portfolio will automatically be reinvested in additional shares of that Portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract or a plan participant) makes an election to receive distributions in cash. Dividends or distributions by a Portfolio will reduce the per share net asset value by the per share amount paid.

Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on ordinary income and net realized capital gain that is distributed. It is each Portfolio's intention to distribute all such income and gains.

Each Portfolio intends to comply with the diversification requirements of
Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company's separate accounts. Specifically, each Portfolio intends to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts or with your tax advisor for information regarding taxes applicable to the Variable Contracts.

                              FINANCIAL HIGHLIGHTS

Because ING Evergreen Health Sciences Portfolio and ING Evergreen Omega Portfolio had not commenced operations as of the date of this Prospectus, audited financial highlights are not available.

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TO OBTAIN MORE INFORMATION

A Statement of Additional Information, dated May 3, 2004, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the Portfolios' investments will be available in the Portfolios' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year and the Auditors' Report. The Portfolios' first semi-annual report and annual report will be available on or about August 31, 2004 and February 28, 2005, respectively.

To obtain a free copy of these documents or to make inquiries about the Portfolios, please write to the Trust at 7337 E. Doubletree Ranch Road Scottsdale, Arizona 85258 or call (800) 366-0066.

Information about ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about ING Investors Trust are available on the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


ING INVESTORS TRUST TRUSTEES

Paul S. Doherty

J. Michael Earley

R. Barbara Gitenstein

Walter H. May

Thomas J. McInerney

Jock Patton

David W.C. Putnam

Blaine E. Rieke

John G. Turner

Roger B. Vincent

Richard A. Wedemeyer


[ING INVESTORS TRUST LOGO]

252298.7.03                                                SEC File No. 811-5629
05/03/04

                               ING INVESTORS TRUST


                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 3, 2004

                                   ----------

                        ING LIFESTYLE MODERATE PORTFOLIO

                     ING LIFESTYLE MODERATE GROWTH PORTFOLIO

                         ING LIFESTYLE GROWTH PORTFOLIO

                    ING LIFESTYLE AGGRESSIVE GROWTH PORTFOLIO

This Statement of Additional Information ("SAI") pertains to the portfolios listed above (each a "Portfolio," and together, the "LifeStyle Portfolios"), each of which is a separate series of ING Investors Trust (the "Trust"). A prospectus for the LifeStyle Portfolios that provides the basic information you should know before investing in the LifeStyle Portfolios, may be obtained without charge from the Trust or from the LifeStyle Portfolios' principal underwriter, Directed Services, Inc. ("DSI"). This SAI is not a prospectus. It should be read in conjunction with the LifeStyle Portfolios' prospectus dated May 3, 2004 (the "Prospectus"). This SAI is incorporated by reference in its entirety into the Prospectus.

The information in this SAI expands on information contained in the Prospectus, and any supplements thereto. The Prospectus can be obtained without charge by contacting the Trust at the phone number or address below.

                                   ----------

                               ING INVESTORS TRUST
                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                                  800-366-0066

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                                TABLE OF CONTENTS

INTRODUCTION                                                                                                    1
HISTORY                                                                                                         1
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES                                                             1
  FIXED INCOME INVESTMENTS                                                                                      1
     U.S. Government Securities                                                                                 1
     Municipal Securities                                                                                       2
       Moral Obligation Securities                                                                              2
       Municipal Lease Obligations                                                                              2
       Short-term Municipal Obligations                                                                         2
     Industrial Development and Pollution Control Bonds                                                         3
     Custodial Receipts and Trust Certificates                                                                  3
     Corporate Debt Securities                                                                                  4
     High Yield Bonds                                                                                           4
     Participation on Creditors Committees                                                                      5
     Brady Bonds                                                                                                5
     Banking Industry and Savings Industry Obligations                                                          6
     Commercial Paper                                                                                           6
     Sovereign Debt                                                                                             7
     Passive Foreign Investment Companies                                                                       8
     Mortgage-Backed Securities                                                                                 8
       Commercial Mortgage-Backed Securities                                                                    8
       Adjustable Rate Mortgage Securities                                                                      8
       Stripped Mortgage-Backed Securities                                                                      9
       Collateralized Mortgage Obligations                                                                      9
       Foreign Mortgage Related Securities                                                                     10
       Agency Mortgage Securities                                                                              10
       GNMA Certificates                                                                                       10
       FNMA and FHLMC Mortgage-Backed Obligations                                                              10
       Privately-Issued Mortgage-Backed Securities                                                             11
       Subordinated Mortgage Securities                                                                        11
     Asset-Backed Securities                                                                                   13
     Collateralized Debt Obligations                                                                           14
     Loan Participations                                                                                       15
     Delayed Funding Loans and Revolving Credit Facilities                                                     15
     To Be Announced Sale Commitments                                                                          16
     Zero-Coupon and Pay-in-Kind Bonds                                                                         16
     Eurodollar and Yankee Dollar Instruments                                                                  16
     Inflation-Indexed Bonds                                                                                   16
     Event-Linked Bonds                                                                                        17
     Guaranteed Investment Contracts                                                                           17
     Credit-Linked Notes                                                                                       17
     Trust-Preferred Securities                                                                                17
  EQUITY INVESTMENTS                                                                                           18
     Common Stock and Other Equity Securities                                                                  18
     Preferred Stock                                                                                           18
     Convertible Securities                                                                                    18
     Warrants                                                                                                  19
     Eurodollar Convertible Securities                                                                         19
  DERIVATIVES                                                                                                  19
     Futures Contracts and Options on Futures Contracts                                                        20
       General Description of Futures Contracts                                                                20
       Interest Rate Futures Contracts                                                                         20

                                        i
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
       Options on Futures Contracts                                                                            20
       Straddles                                                                                               21
       Stock Index Futures Contracts                                                                           21
       Investment in Gold and Other Precious Metals                                                            22
       Gold Futures Contracts                                                                                  23
       Limitations                                                                                             23
     Options on Securities and Securities Indexes                                                              23
       Purchasing Options on Securities                                                                        23
     Risks of Options Transactions                                                                             24
       Writing Covered Call and Secured Put Options                                                            24
       Options on Securities Indexes                                                                           25
     Over-the-Counter Options                                                                                  25
       General                                                                                                 25
     Risks Associated With Futures and Futures Options                                                         25
     Options on Foreign Currencies                                                                             26
     Swaps                                                                                                     27
       Credit Default Swaps                                                                                    27
     Variable and Floating Rate Securities                                                                     27
     Lease Obligation Bonds                                                                                    28
     Structured Securities                                                                                     28
     Indexed Securities                                                                                        28
     Hybrid Instruments                                                                                        28
     Dollar Roll Transactions                                                                                  30
     When-Issued, Delayed Delivery and Forward Commitment Transactions                                         30
  FOREIGN INVESTMENTS                                                                                          30
     Foreign Securities                                                                                        30
     Debt Securities Issued or Guaranteed by Supranational Organizations                                       32
     Depositary Receipts                                                                                       32
     Foreign Bank Obligations                                                                                  32
     Foreign Currency Transactions                                                                             32
       Forward Currency Contracts                                                                              32
       Options on Foreign Currencies                                                                           34
       Foreign Currency Warrants                                                                               34
     Currency Management                                                                                       35
     Exchange Rate-Related Securities                                                                          35
  OTHER INVESTMENT PRACTICES AND RISKS                                                                         35
     Performanced Indexed Paper                                                                                35
     Corporate Reorganizations                                                                                 36
     Repurchase Agreements                                                                                     36
     Reverse Repurchase Agreements                                                                             36
     Other Investment Companies                                                                                37
       Standard & Poor's Depositary Receipts                                                                   37
       iShares MSCI Index Shares                                                                               37
       Exchange Traded Funds ("ETFs")                                                                          37
     Short Sales                                                                                               38
     Short Sales Against the Box                                                                               38
     Illiquid Securities                                                                                       38
     Restricted Securities                                                                                     38
     Borrowing                                                                                                 38
     Lending Portfolio Securities                                                                              39
     Real Estate Investment Trusts                                                                             39
     Hard Asset Securities                                                                                     40
     Small Companies                                                                                           40
       Unseasoned Companies                                                                                    40
     Private Funds                                                                                             40
     Strategic Transactions                                                                                    41

                                       ii
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
     Special Situations                                                                                        41
     Internet and Internet-Related Companies                                                                   41
       Risk Considerations Regarding the Internet Industry                                                     42
     Principal Exchange Rate Linked Securities                                                                 42
     Temporary Defensive Investments                                                                           42
     Portfolio Trunover                                                                                        42
INVESTMENT RESTRICTIONS                                                                                        43
  FUNDAMENTAL INVESTMENT RESTRICTIONS                                                                          43
  NON-FUNDAMENTAL INVESTMENT RESTRICTIONS                                                                      44
MANANGEMENT OF THE TRUST                                                                                       44
  INFORMATION ABOUT THE TRUSTEES                                                                               45
  INFORMATION ABOUT THE TRUST'S OFFICERS                                                                       48
  SHARE OWNERSHIP POLICY                                                                                       52
  TRUSTEES' PORTFOLIO EQUITY OWNERSHIP POSITIONS                                                               52
  BOARD COMMITTEES                                                                                             53
     Frequency of Board Meetings                                                                               54
     Compensation of Trustees                                                                                  54
  OWNERSHIP OF SHARES                                                                                          56
  CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS                                                                   56
  THE MANAGER                                                                                                  56
     Information About the Manager                                                                             56
     Management Agreement                                                                                      56
  ADMINISTRATOR                                                                                                57
  DISTRIBUTOR                                                                                                  58
  CODE OF ETHICS                                                                                               58
  DISCLOSURE OF THE LIFESTYLE PORTFOLIOS' PORTFOLIO SECURITIES                                                 58
  PROXY VOTING PROCEDURES                                                                                      59
PORTFOLIO TRANSACTIONS AND BROKERAGE                                                                           59
  INVESTMENT DECISIONS                                                                                         59
  BROKERAGE AND RESEARCH SERVICES                                                                              59
     Portfolio Turnover                                                                                        61
NET ASSET VALUE                                                                                                61
PERFORMANCE INFORMATION                                                                                        63
TAXES                                                                                                          64
OTHER INFORMATION                                                                                              66
  CAPITALIZATION                                                                                               66
  VOTING RIGHTS                                                                                                66
  PURCHASE OF SHARES                                                                                           67
  REDEMPTION OF SHARES                                                                                         67
  EXCHANGES                                                                                                    67
  CUSTODIAN                                                                                                    68
  TRANSFER AGENT                                                                                               68
  INDEPENDENT AUDITORS                                                                                         68
  LEGAL COUNSEL                                                                                                68
  REGISTRATION STATEMENT                                                                                       68
FINANCIAL STATEMENTS                                                                                           68
APPENDIX A: DESCRIPTION OF BOND RATINGS                                                                       A-1
APPENDIX B:  PROXY VOTING PROCEDURES AND GUIDELINES                                                           B-1

                                       iii
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                                  INTRODUCTION


This SAI only pertains to the ING LifeStyle Portfolios listed above (each a "Portfolio," and together, the "LifeStyle Portfolios") and is designed to elaborate upon information contained in the Prospectus for the LifeStyle Portfolios, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of some of the LifeStyle Portfolios' securities and investment techniques. Captions and defined terms in this SAI generally correspond to like captions and terms in the Prospectus. Terms not defined herein have the meanings given to them in the Prospectus.


                                     HISTORY

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 46 investment portfolios. The Trust is authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions.

On January 31, 1992, the name of the Trust was changed to The GCG Trust. Prior to that date, the name of the Trust was The Specialty Managers Trust. Effective May 1, 2003, the name of the Trust changed to ING Investors Trust.

               DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The LifeStyle Portfolios normally invest all of their assets in shares of other ING Funds ("Underlying Funds"), as described in the Prospectus. The investment techniques described below may be pursued directly by the Underlying Funds. As a general matter, the LifeStyle Portfolios do not invest directly in securities. However, the LifeStyle Portfolios are subject to the risks described below indirectly through their investment in the Underlying Funds.

FIXED INCOME INVESTMENTS

U.S. GOVERNMENT SECURITIES

U.S. government securities are obligations of, or are guaranteed by, the U.S. government, its agencies or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury. Securities guaranteed by the U.S. government include: federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, described in the section on "Mortgage-Backed Securities," and Federal Housing Administration debentures). In guaranteed securities, the U.S. government unconditionally guarantees the payment of principal and interest, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Student Loan Marketing Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment.

Several of the Underlying Funds may also purchase obligations of the International Bank for Reconstruction and Development, which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

MUNICIPAL SECURITIES

Certain of the Underlying Funds may invest in municipal securities. Municipal securities include debt obligations the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

MORAL OBLIGATION SECURITIES - Certain of the Underlying Funds may invest in moral obligation securities. Municipal securities may include "moral obligation" securities, which are usually issued by special purpose public authorities. A moral obligation bond is a type of state-issued municipal bond which is backed by a moral, not a legal obligation. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality, which created the issuer.

MUNICIPAL LEASE OBLIGATIONS - Certain of the Underlying Funds may invest in municipal lease obligations. Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. They may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities. An Underlying Fund may attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the Portfolio Manager to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Portfolio Manager deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

SHORT-TERM MUNICIPAL OBLIGATIONS - Certain of the Underlying Funds may invest in short-term municipal obligations. These securities include the following:

    Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

    Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

    Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

    Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

    Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

Certain of the Underlying Funds may invest in industrial development and pollution control bonds. Tax-exempt industrial development bonds and pollution control bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

CUSTODIAL RECEIPTS AND TRUST CERTIFICATES

Certain of the Underlying Funds may invest in custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.


Custodial receipts may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Underlying Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuers of the securities held by the custodian or trust. As a holder of custodial receipts and trust certificates, the Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Certain of the Underlying Funds also may invest in separately issued interests in custodial receipts and trust certificates. Although under the terms of a custodial receipt the Underlying Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments by the Underlying Funds are based on the opinion of counsel to the sponsors of the instruments.

CORPORATE DEBT SECURITIES

Certain of the Underling Funds may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Underlying Fund will not accrue any income on these securities prior to delivery. The Underlying Fund will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

Moody's Investors Service ("Moody's") or Standard and Poor's do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by the portfolio manager of the Underlying Fund ("Portfolio Manager").

HIGH YIELD BONDS

Certain of the Underling Funds may invest in high yield bonds. "High Yield Bonds" (commonly referred to as "junk bonds"), are bonds rated lower than Baa by Moody's or BBB by Standard & Poor's, or, if not rated by Moody's or Standard & Poor's, of equivalent quality. In general, high yield bonds are not considered to be investment grade and investors should consider the risks associated with high yield bonds before investing in a Portfolio that invests in an Underlying Fund that holds high yield securities in its portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Many of the outstanding high yield bonds have not

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endured a lengthy business recession. A long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. Analysis of the creditworthiness of issuers of debt securities, and the ability of an Underlying Fund to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Underlying Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Underlying Fund may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. There are also special tax considerations associated with investing in high yield securities structured as zero-coupon or pay-in-kind securities.

The secondary market in which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Underlying Fund could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Underlying Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to reflect subsequent events.

PARTICIPATION ON CREDITORS COMMITTEES

Certain of the Underlying Funds may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Underlying Fund. Such participation may subject the Underlying Fund to expenses such as legal fees and may make the Underlying Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Underlying Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by an Underlying Fund on such committees also may expose the Underlying Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Underlying Fund will participate on such committees only when the Portfolio Manager believes that such participation is necessary or desirable to enforce the Underlying Fund's rights as a creditor or to protect the value of securities held by the Underlying Fund.

BRADY BONDS

Certain of the Underlying Funds may invest in Brady Bonds. "Brady Bonds" are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds are not considered U.S. government securities and are considered speculative. Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and are actively traded in the over-the-counter secondary market.

Certain Brady Bonds may be collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the bonds, although the collateral is not available to investors until the final maturity of the bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nation's reserves. Although Brady Bonds may be collateralized by U.S. government securities, the U.S. government does not guarantee the repayment of principal and interest. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by an Underlying Fund might be subject to restructuring arrangements or to requests for new credit, which may reduce the value of the Brady Bonds held by the Underlying Fund.

BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS

Certain of the Underlying Funds may invest in (1) certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in (2) certificates of deposit, time deposits, and other short-term debt obligations issued by savings and loan associations ("S&Ls"). Certain of the Underlying Funds also may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated, and others may invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S. dollar-denominated. See "Foreign Securities" discussion in this SAI for further information regarding risks attendant with investment in foreign securities.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. An Underlying Fund will not invest in fixed-time deposits (1) which are not subject to prepayment or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Underlying Fund, of its net assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (1) the possibility that their liquidity could be impaired because of future political and economic developments; (2) their obligations may be less marketable than comparable obligations of U.S. banks; (3) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (4) foreign deposits may be seized or nationalized; (5) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (6) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

COMMERCIAL PAPER

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Certain of the Underlying Funds may invest in commercial paper (including variable rate master demand notes and extendable commercial notes ("ECN")), denominated in U.S. dollars, issued by U.S. corporations or foreign corporations. Unless otherwise indicated in the investment policies for an Underlying Fund, an Underlying Fund may invest in commercial paper (i) rated, at the date of investment, Prime-1 or Prime-2 by Moody's or A-1 or A-2 by Standard & Poor's; (ii) if not rated by either Moody's or Standard & Poor's, issued by a corporation having an outstanding debt issue rated A or better by Moody's or Standard & Poor's; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which an Underlying Fund may invest.

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Commercial paper obligations may include variable rate master demand notes.
These notes are obligations that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between an Underlying Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase or to decrease the amount under the note at any time up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded. However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Portfolio Manager that invests in commercial paper will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Portfolio Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's; the Underlying Fund may invest in them only if the Portfolio Manager believes that at the time of investment, the notes are of comparable quality to the other commercial paper in which the Underlying Fund may invest. Master demand notes are considered by the Underlying Fund to have a maturity of one day, unless the Portfolio Manager has reason to believe that the borrower could not make immediate repayment upon demand. See Appendix A for a description of Moody's and Standard & Poor's ratings applicable to commercial paper. For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") as part of a private placement that meets liquidity standards under procedures adopted by the Board shall not be considered to be restricted.

SOVEREIGN DEBT

Certain of the Underlying Funds may invest in sovereign debt securities issued by governments of foreign countries. The sovereign debt in which the Underlying Fund may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but also are subject to greater risk than higher rated securities.

Investment in sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities also may depend upon expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by an Underlying Fund or its investors.

Sovereign debt issued or guaranteed by emerging market governmental entities, and corporate issuers in which an Underlying Fund may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (I.E., high yield bonds) and subject to many of the same risks as such securities. An Underlying Fund may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, the Underlying Fund may have limited legal recourse against the issuer or guarantor, if any. Remedies must, in some cases, be pursued in the courts in the jurisdiction in which the defaulting party itself operates, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.

The issuers of the government debt securities in which an Underlying Fund may invest may experience substantial difficulties in servicing their external debt obligations, which may lead to defaults on certain obligations. In the event of default, holders of sovereign debt may be requested to participate in the rescheduling of sovereign debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of foreign government debt obligations in the event of default under their commercial bank loan agreements. Further, in the event of a default by a governmental entity, an Underlying Fund may have few or no effective legal remedies for collecting on such debt.

PASSIVE FOREIGN INVESTMENT COMPANIES

Certain of the Underlying Funds may invest in securities of "passive foreign investment companies" ("PFICs"). Some foreign countries limit or prohibit all direct foreign investment in the securities of companies located in their countries. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. The Underlying Funds may subject to certain percentage limits under the 1940 Act and the laws of certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that more than 10% of the value of the Underlying Fund's assets may be invested in such securities.

MORTGAGE-BACKED SECURITIES

Certain of the Underlying Funds may invest in mortgage-backed securities that meet its credit quality and portfolio maturity requirements. Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property.

Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment scenarios, an Underlying Fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in "locking" in a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

COMMERCIAL MORTGAGE-BACKED SECURITIES - Certain of the Underlying Funds may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities has developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

ADJUSTABLE RATE MORTGAGE SECURITIES - Certain of the Underlying Funds may invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Portfolios, the National Median Cost of Portfolios, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

STRIPPED MORTGAGE-BACKED SECURITIES - Certain of the Underlying Funds may invest in stripped mortgage-backed securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an Underlying Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Underlying Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Underlying Fund's limitations on investment in illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS - Certain of the Underlying Funds may invest in collateralized mortgage obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the FHLMC, or the FNMA (each as described below), and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a DE FACTO breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple portfolios (E.G., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The portfolio A, B, and C Bonds all bear current interest. Interest on the portfolio Z Bond is accrued and added to the principal; a like amount is paid as principal on the portfolio A, B, or C Bond currently being paid off. When the portfolio A, B, and C Bonds are paid in full, interest and principal on the portfolio Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

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FOREIGN MORTGAGE-RELATED SECURITIES - Certain of the Underlying Funds may invest in foreign mortgage-related securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (E.G., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

AGENCY MORTGAGE SECURITIES - Certain of the Underlying Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises. There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

GNMA CERTIFICATES - Certain of the Underlying Funds may invest in Government National Mortgage Association ("GNMA") certificates ("GNMA Certificates"). GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-backed securities issued by GNMA are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities, such as those of the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), trade in book-entry form and should not be subject to the risk of delays in timely payment of income.

Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose the Underlying Fund to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS - Certain of the Underlying Funds may invest in FNMA and FHLMC mortgage-backed obligations. Government-related guarantors (I.E., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA also issues REMIC Certificates, which represent an interest in a trust funded with FNMA Certificates. REMIC Certificates are guaranteed by FNMA, and not by the full faith and credit of the U.S. government.

FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA conventional (I.E., not insured or guaranteed by any government agency) purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions, and mortgage bankers. FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default. PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

PRIVATELY-ISSUED MORTGAGE-BACKED SECURITIES - Certain of the Underlying Funds may invest in privately issued mortgage-backed securities. Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of, and institutional investors in, mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign S&Ls, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately-issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. government agency. In order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." These credit enhancements fall generally into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

SUBORDINATED MORTGAGE SECURITIES - Certain of the Underlying Funds may invest in subordinated mortgage securities. Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which an Underlying Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (I.E., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

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In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full. The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Underlying Fund by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Underlying Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

The Portfolio Manager will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Underlying Fund may seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Portfolio Manager, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Portfolio Manager will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage

                                       12
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under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by S&Ls, savings banks, commercial banks or similar institutions and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service's duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service who (a) establishes requirements for each service, (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements, and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

ASSET-BACKED SECURITIES

Certain of the Underlying Funds may invest in asset-back securities. Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Underlying Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

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Asset-backed securities include Certificates for Automobile Receivables(SM)
("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities also include Aircraft Lease Receivables ("ALRs"). ALRs are generally structured as a pass-through trust, a special purpose vehicle. The aircrafts are sold to the trust and the trust will issue several tranches, or classes, of equipment trust certificates to investors. The offering can be made publicly or privately. The trust owns the aircrafts and leases them to the airline companies. Unlike the receivables backed by loans or securities, the aircraft lease receivables are not as sensitive to changes in interest rates. However, the aircrafts lease receivables may entail a higher risk because of the underlying assets. Aircrafts are expensive to maintain, operate, and difficult to sell. In addition, the aircrafts are subject to many laws in different jurisdictions and the repossession of the aircraft from the lessee may be difficult and costly.

Asset-backed securities can also include collateralized putable notes ("CPNs"). CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty. CPNs are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.

COLLATERALIZED DEBT OBLIGATIONS

Certain of the Underlying Funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which an Underlying Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Underlying Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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LOAN PARTICIPATIONS

Certain of the Underlying Funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. Certain of the Underlying Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. The participation interests in which the Underlying Funds intend to invest may not be rated by any nationally recognized rating service.

When purchasing loan participations, the Underlying Funds may assume the credit risk associated with the corporate borrower, and may assume the credit risk associated with an interposed bank or other financial intermediary. Unless, under the terms of a loan or other indebtedness an Underlying Fund has direct recourse against a borrower, the Underlying Fund may have to rely on the interposed agent bank or other financial intermediary to apply appropriate credit remedies against the borrower. In the event that an agent bank or financial intermediary becomes insolvent, the Underlying Fund might incur costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If an Underlying Fund does not receive scheduled interest or principal payments on such indebtedness, its share price and yield could be adversely affected. If a loan is collateralized, there can be no assurance that liquidating the collateral would satisfy the corporate borrower's obligation or that the collateral can be liquidated. If an Underlying Fund invests in loan participations with poor credit quality, the Underlying Fund bears a substantial risk of losing the entire amount invested. Investments in loans through a direct assignment of a financial institution's interests with respect to the loan may involve additional risks to the Underlying Fund. For example, if a loan is foreclosed, an Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. The valuation of illiquid indebtedness involves a greater degree of judgment in determining an Underlying Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Underlying Fund's daily share price.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

Certain of the Underlying Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Underlying Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Underlying Fund is committed to advancing additional funds, it will at all times segregate assets, determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments. Certain of the Underlying Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Underlying Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Underlying Fund will treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Underlying Fund's limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Underlying Fund's investment restriction relating to the lending of funds or assets.

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TO BE ANNOUNCED ("TBA") SALE COMMITMENTS

TBAs involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. An Underlying Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Underlying Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Underlying Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Underlying Fund delivers securities under the commitment, the Underlying Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

ZERO-COUPON AND PAY-IN-KIND BONDS

Certain of the Underlying Funds may invest in zero-coupon and pay-in-kind bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and pay-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

The discount of zero-coupon and deferred interest bonds approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations that make regular payments of interest. An Underlying Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Underlying Fund's distribution obligations.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

Certain of the Underlying Funds may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. See "Foreign Investments."

INFLATION-INDEXED BONDS

Certain of the Underlying Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

EVENT-LINKED BONDS

Certain of the Underlying Funds may invest in event-linked bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Underlying Fund may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Underlying Fund to certain unanticipated risks including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

GUARANTEED INVESTMENT CONTRACTS

Certain of the Underlying Funds may invest in guaranteed investment contracts ("GICs"). GICs are issued by insurance companies. Pursuant to such contracts, an Underlying Fund makes cash contributions to a deposit portfolio of the insurance company's general account. The insurance company then credits to the Underlying Fund on a monthly basis guaranteed interest, which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit portfolio. In addition, because an Underlying Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by an Underlying Fund which are not readily marketable, will not exceed the allowable limit for illiquid securities. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

CREDIT-LINKED NOTES

Certain of the Underlying Funds may invest in credit-linked notes ("CLN"). A CLN is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Portfolio in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased by an Underlying Fund in accordance with its investment objective. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either a fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (I.E., the embedded option is not easily priced). The Underlying Fund cannot assure that it can implement a successful strategy regarding this type of investment.

TRUST-PREFERRED SECURITIES

Certain of the Underlying Funds may invest in trust-preferred securities, which are also known as trust-issued securities. Trust-preferred securities are securities that have the characteristics of both debt and equity instruments. Generally, trust preferred securities are cumulative preferred stock issued by a trust that is wholly owned by a financial institution, usually, a bank holding company. The financial institution creates the trust and will

                                       17
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subsequently own the trust's common securities, which represents three percent of the trust's assets. The remaining 97% of the trust's assets consists of trust-preferred securities, which are then sold to investors. The trust will use the sales proceeds to purchase a subordinated debt issued by the financial institution. The financial institution will use the proceeds from the subordinated debt sale to increase its capital while the trust will receive periodic interest payments from the financial institution for holding the subordinated debt. The trust will use the payments received to make dividend payments to the holders of the trust-preferred securities. The primary advantage of this particular structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes (I.E., interest expense is tax deductible) and as equity securities for calculation of capital requirements.

In certain instances, the structure involves more than more than one financial institution and thus, more than one trust. In this pooled offering, a separate trust is created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions. Accordingly, the trust preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.

In identifying the risks associated with trust-preferred securities, the Underlying Funds will evaluate the financial condition of the financial institution, as the trust typically has no business operations other than to issue the trust-preferred securities. If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to the Underlying Fund.

EQUITY INVESTMENTS

COMMON STOCK AND OTHER EQUITY SECURITIES

Common stocks represent an equity (ownership) interest in a corporation. This ownership interest generally gives an Underlying Fund the right to vote on measures affecting the company's organization and operations.

Certain of the Underlying Funds may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock. In selecting equity investments for an Underlying Fund, the Portfolio Manager will generally invest the Underlying Fund's assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

PREFERRED STOCK

Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

CONVERTIBLE SECURITIES

A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, an Underlying Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning a higher fixed rate of return than is available in common stocks.

Certain of the Underlying Funds may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, an Underlying Fund may purchase a non-convertible debt security and a warrant or option, which enables the Underlying Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Underlying Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each

                                       18
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with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

WARRANTS

Certain of the Underlying Funds may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other qualification as a regulated investment company. The result of a hedging program cannot be foreseen and may cause the Underlying Fund to suffer losses that it would not otherwise sustain.

Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Underlying Fund will lose its entire investment in such warrant.

EURODOLLAR CONVERTIBLE SECURITIES

Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar convertible securities are payable in U.S. dollars outside of the United States. Certain of the Underlying Funds may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Certain of the Underlying Funds may also invest in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

DERIVATIVES

Certain of the Underlying Funds may invest in derivatives, which are securities and contracts whose value is based on performance of an underlying financial asset, index or other investment. An Underlying Fund's transactions in derivative instruments may include:

     - The purchase and writing of options on securities (including index options) and options on foreign currencies;

     - The purchase and sale of futures contracts based on financial, interest rate and securities indices, equity securities or fixed income securities; and

     - Entering into forward contracts, swaps and swap related products, such as equity index, interest rate or currency swaps, credit default swaps (long and short) and related caps, collars, floors and swaps.

The success of transactions in derivative instruments depends on the Portfolio Manager's judgment as to their potential risks and rewards. Use of these instruments exposes an Underlying Fund to additional investment risks and transaction costs. If the Portfolio Manager incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the Underlying Fund's return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include: adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any

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particular instrument. An Underlying Fund could experience losses if the prices of its derivative positions correlate poorly with those of its other investments. The loss from investing in derivative instruments is potentially unlimited.

Certain of the Underlying Funds may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings. Hedging involves using a security or contract to offset investment risk, and can reduce the risk of a position held in an investment portfolio. If the Portfolio Manager's judgment about fluctuations in securities prices, interest rates or currency prices proves incorrect, or the strategy does not correlate well with an Underlying Fund's investments, the use of derivatives could result in a loss to the Underlying Fund and may, in turn, increase the Underlying Fund's volatility. In addition, in the event that non-exchange traded derivatives are used, they could result in a loss if the counterparty to the transaction does not perform as promised.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

GENERAL DESCRIPTION OF FUTURES CONTRACTS - A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time and place. Although futures contracts by their terms require actual future delivery of and payment for financial instruments, commodities futures contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument or commodities and the same delivery date. Where an Underlying Fund has sold a futures contract, if the offsetting purchase price is less than the original futures contract sale price, the Underlying Fund realizes a gain; if it is more, the Underlying Fund realizes a loss. Where a Underlying Fund has purchased a futures contract, if the offsetting price is more than the original futures contract purchase price, the Underlying Fund realizes a gain; if it is less, the Underlying Fund realizes a loss.

INTEREST RATE FUTURES CONTRACTS - An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

Certain of the Underlying Funds may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities. As a hedging strategy an Underlying Fund might employ, the Underlying Fund would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable an Underlying Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security, which an Underlying Fund intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Underlying Fund or avoided by taking delivery of the debt securities under the futures contract.

An Underlying Fund would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by an Underlying Fund would be substantially offset by the ability of an Underlying Fund to repurchase at a lower price the interest rate futures contract previously sold. While the Underlying Fund could sell the long-term debt security and invest in a short-term security, ordinarily the Underlying Fund would give up income on its investment, since long-term rates normally exceed short-term rates.

OPTIONS ON FUTURES CONTRACTS - A futures option gives an Underlying Fund the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by an Underlying Fund.

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Certain of the Underlying Funds may use options on futures contracts in connection with hedging strategies. Generally these strategies would be employed under the same market conditions in which an Underlying Fund would use put and call options on debt securities, as described hereafter in "Options on Securities and Securities Indexes."

STRADDLES - Certain of the Underlying Funds may use straddles. A straddle, which may be used for hedging purposes, is a combination of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of the Portfolio's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

STOCK INDEX FUTURES CONTRACTS - A "stock index" assigns relative values to the common stock included in an index (for example, the Standard & Poor's 500 Index of Composite Stocks or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

To the extent that changes in the value of an Underlying Fund corresponds to changes in a given stock index, the sale of futures contracts on that index ("short hedge") would substantially reduce the risk to an Underlying Fund of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:

     (1) When a sale of portfolio securities at that time would appear to be disadvantageous in the long term because such liquidation would:

          (a)  Forego possible price appreciation;

          (b) Create a situation in which the securities would be difficult to repurchase; or

          (c)  Create substantial brokerage commissions;

     (2) When a liquidation of an Underlying Fund has commenced or is contemplated, but there is, in the Portfolio Manager's determination, a substantial risk of a major price decline before liquidation can be completed; or

     (3)  To close out stock index futures purchase transactions.

Where an Underlying Fund anticipates a significant market or market sector advance, the purchase of a stock index futures contract ("long hedge") affords a hedge against not participating in such advance at a time when the Underlying Fund is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

     (1) If an Underlying Fund is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by the Portfolio Manager to be fair value based upon the price of the stock at the time it qualified for inclusion in an Underlying Fund; or

     (2)  To close out stock index futures sales transactions.

As long as required by regulatory authorities, each investing Underlying Fund will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading "Limitations" in this section, in order to avoid being deemed a commodity pool. For example, an Underlying Fund might use futures

                                       21
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contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of a Underlying Fund's securities or the price of the securities which an Underlying Fund intends to purchase. An Underlying Fund's hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Underlying Fund's exposure to interest rate fluctuations, an Underlying Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. See this SAI for a discussion of other strategies involving futures and futures options.

If a purchase or sale of a futures contract is made by an Underlying Fund, it is required to deposit with its custodian a specified amount of cash and/or securities ("initial margin"). The margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to an Underlying Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Underlying Fund expects to earn interest income on its initial margin deposits.

A futures contract held by an Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day an Underlying Fund pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as "marking to market." The payment or receipt of the variation margin does not represent a borrowing or loan by an Underlying Fund but is settlement between an Underlying Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Underlying Fund will mark-to-market its open futures positions.

An Underlying Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by an Underlying Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security and delivery month). If an offsetting purchase price is less than the original sale price, an Underlying Fund realizes a capital gain, or if it is more, an Underlying Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, an Underlying Fund realizes a capital gain, or if it is less, an Underlying Fund realizes a capital loss. The transaction costs must also be included in these calculations.

INVESTMENT IN GOLD AND OTHER PRECIOUS METALS - Some of the Underlying Funds may invest in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals. In order to qualify as a regulated investment company under Subchapter M of the Code, each Underlying Fund intends to manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of an Underlying Fund is invested in gold an other precious metals for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income.

Precious metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only (I.E., coins will not be purchased for their numismatic value). Any metals purchased by an Underlying Fund will be delivered to and stored with a qualified custodian bank. Precious metals investments do not generate interest or dividend income.

Metal investments are considered speculative and are affected by various worldwide economic, financial and political factors. Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals. Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada and Australia. Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of

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these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.

GOLD FUTURES CONTRACTS - A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time and price. When an Underlying Fund purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when an Underlying Fund sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price. An Underlying Fund may be able to enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and gold bullion. An Underlying Fund will not engage in these contracts for speculation or for achieving leverage. An Underlying Fund's hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

LIMITATIONS - When purchasing a futures contract, an Underlying Fund must maintain with its custodian (or earmark on its records) cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, an Underlying Fund similarly will maintain with its custodian (or earmark on its records) cash and/or liquid securities (including any margin) equal to the amount such option is "in-the-money" until the option expires or is closed out by an Underlying Fund. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price.

When writing a call option on a futures contract, an Underlying Fund will maintain with its custodian (or earmark on its records) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, an Underlying Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Underlying Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Underlying Fund.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

PURCHASING OPTIONS ON SECURITIES - An option on a security is a contract that gives the purchaser of the option, in return or the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller ("writer") of the option at a designated price during the term of the option. Certain of the Underlying Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by an Underlying Fund would enable it to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, an Underlying Fund would continue to receive interest income on such security.

Certain of the Underlying Funds may purchase call options on securities to protect against substantial increases in prices of securities an Underlying Fund intends to purchase pending its ability to invest in such securities in an orderly manner. Certain of the Underlying Funds may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the put or call option which is sold.

Certain of the Underlying Funds may purchase long-term exchange traded equity options called Long Term Equity Anticipation Securities ("LEAPs") and Buy Write Option Unitary Derivatives ("BOUNDs"). LEAPs provide the holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount; BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in underlying securities' capital appreciation up to a fixed dollar amount.

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RISKS OF OPTIONS TRANSACTIONS

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, an Underlying Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, an Underlying Fund may be unable to close out a position. If an Underlying Fund cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to call options or their underlying securities, inadequacy of the facilities of national securities exchanges or the Options Clearing Corporation due to a high trading volume or other event, and a decision by one or more national securities exchanges to discontinue the trading of call options or to impose restrictions on types of orders.

Since option premiums paid or received by an Underlying Fund, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in an Underlying Fund's net asset value being more sensitive to changes in the value of the underlying securities.

WRITING COVERED CALL AND SECURED PUT OPTIONS - In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, certain of the Underlying Funds may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable an Underlying Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, certain of the Underlying Funds may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.


Certain of the Underlying Funds may write a call or put option only if the option is "covered" or "secured" by the Underlying Fund holding a position in the underlying securities. This means that so long as the Underlying Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or hold a call with the same exercise price, the same exercise period, and on the same securities as the written call. Alternatively, an Underlying Fund may maintain, in a segregated account with the Trust's custodian (or earmark on its records), cash and/or liquid securities with a value sufficient to meet its obligation as writer of the option. A put is secured if an Underlying Fund maintains cash and/or liquid securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price. Certain of the


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Underlying Funds may also cover its obligation by holding a put where the exercise price of the put is less than that of the written put provided the difference is segregated in the form of liquid securities. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same Underlying Fund.

OPTIONS ON SECURITIES INDEXES - Certain of the Underlying Funds may purchase or sell call and put options on securities indexes for the same purposes as it purchase or sells options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. When such options are written, the Underlying Fund is required to maintain a segregated account consisting of cash, cash equivalents or high grade obligations or the Underlying Fund must purchase a like option of greater value that will expire no earlier than the option sold. Purchased options may not enable the Underlying Fund to hedge effectively against stock market risk if they are not highly correlated with the value of the Underlying Fund's securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.

OVER-THE-COUNTER OPTIONS

GENERAL - Certain of the Underlying Funds may write or purchase options in privately negotiated domestic or foreign transactions ("OTC Options"), as well as exchange-traded or "listed" options. OTC Options can be closed out only by agreement with the other party to the transaction, and thus any OTC Options purchased by the Underlying Fund may be considered an illiquid security. In addition, certain OTC Options on foreign currencies are traded through financial institutions acting as market-makers in such options and the underlying currencies.

The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Underlying Fund's assets (the "SEC illiquidity ceiling"). OTC Options entail risks in addition to the risks of exchange-traded options. Exchange-traded options are in effect guaranteed by the Options Clearing Corporation, while an Underlying Fund relies on the party from whom it purchases an OTC Option to perform if an Underlying Fund exercises the option. With OTC Options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, an Underlying Fund will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC Options are less liquid than exchange-traded options. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Underlying Fund is recorded as an asset of the Underlying Fund and subsequently adjusted. The premium received for an option written by the Underlying Fund is included in the Underlying Fund's assets and an equal amount is included in its liabilities. The value of an option purchased or written is marked to market daily and valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS


There are several risks associated with the use of futures and futures options. The value of a futures contract may decline. While an Underlying Fund's transactions in futures may protect an Underlying Fund against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude the Underlying Fund from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the Underlying Fund's securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Underlying Fund and the hedging vehicle so that the Underlying Fund's return might have been better if hedging had not been attempted. The degree to which price movements do not correlate depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard


                                       25
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contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

There can be no assurance that a liquid market will exist at a time when the Underlying Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent the Underlying Fund from liquidating an unfavorable position and the Underlying Fund would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

OPTIONS ON FOREIGN CURRENCIES

Certain of the Underlying Funds may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that in which forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, an Underlying Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Underlying Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, an Underlying Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to an Underlying Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, an Underlying Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

An Underlying Fund may sell options on foreign currencies for the same types of hedging purposes. For example, where an Underlying Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

As in the case of other types of options, however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and an Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to an Underlying Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of forward contracts, certain options on foreign currencies are traded over the counter and involve risks which may not be present in the case of exchange-traded instruments.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, an Underlying Fund could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Underlying Fund to hedge such increased cost up to the amount of the premium. Foreign currency options sold by an Underlying Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if

                                       26
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rates move in the expected direction. If this does not occur, the option may be exercised and an Underlying Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the selling of options on foreign currencies, an Underlying Fund also may be required to forgo all or a portion of the benefits, which might otherwise have been obtained from favorable movements in exchange rates. An Underlying Fund may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

SWAPS

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Whether an Underlying Fund's use of swap agreements will be successful in furthering its investment objective will depend on a Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swaps are generally considered illiquid and may be aggregated with other illiquid positions for purposes of the limitation on illiquid investments. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Underlying Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. For purposes of applying an Underlying Fund's investment policies and restrictions (as stated in the Prospectus and this SAI) swap agreements are generally valued by an Underlying Fund at market value. In the case of a credit default swap sold by an Underlying Fund (I.E., where an Underlying Fund is selling credit default protection), however, an Underlying Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by an Underlying Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

CREDIT DEFAULT SWAPS - Certain of the Underlying Funds may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, an Underlying Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, an Underlying Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, an Underlying Fund would keep the stream of payments and would have no payment obligations. As the seller, an Underlying Fund would be subject to investment exposure on the notional amount of the swap. Certain of the Underlying Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Underlying Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Underlying Fund in the event of a default.

VARIABLE AND FLOATING RATE SECURITIES

Certain of the Underlying Funds may invest in variable and floating rate securities. Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (E.G., daily, monthly, semi- annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

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Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on 7 days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics.

LEASE OBLIGATION BONDS

Certain of the Underlying Funds may invest in lease obligation bonds. Lease obligation bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term. The rental stream to service the debt as well as the mortgage are held by a collateral trustee on behalf of the public bondholders. The primary risk of such instrument is the risk of default. Under the lease indenture, the failure to pay rent is an event of default. The remedy to cure default is to rescind the lease and sell the assets. If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to an Underlying Fund's limit on illiquid securities.

STRUCTURED SECURITIES

Certain of the Underlying Funds may invest in structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of an Underlying Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments.

INDEXED SECURITIES

Certain of the Underlying Funds may invest in indexed securities. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

HYBRID INSTRUMENTS

Certain of the Underlying Funds may invest in hybrid instruments. Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depositary instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit, or other evidence of

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indebtedness on which a portion of or all interest payments and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, an Underlying Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, an Underlying Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give an Underlying Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and an Underlying Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors, which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet an Underlying Fund's needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between an Underlying Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party of issuer of the Hybrid Instrument would be an

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additional risk factor which an Underlying Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of an Underlying Fund.

DOLLAR ROLL TRANSACTIONS

Certain of the Underlying Funds seeking a high level of current income may enter into dollar rolls or "covered rolls" in which an Underlying Fund sells securities (usually Mortgage-Backed Securities) and simultaneously contracts to purchase, typically in 30 to 60 days, substantially similar, but not identical securities, on a specified future date. The proceeds of the initial sale of securities in the dollar roll transactions may be used to purchase long-term securities that will be held during the roll period. During the roll period, the Underlying Fund forgoes principal and interest paid on the securities sold at the beginning of the roll period. The Underlying Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. As used herein the term "dollar roll" refers to dollar rolls that are not "covered rolls." At the end of the roll commitment period, the Underlying Fund may or may not take delivery of the securities an Underlying Fund has contracted to purchase.

An Underlying Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Underlying Fund. "Covered rolls" are not subject to these segregation requirements. Dollar Roll Transactions may be considered borrowings and are, therefore, subject to the borrowing limitations applicable to the Underlying Fund.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

Certain of the Underlying Funds may purchase securities on a when-issued, delayed delivery or forward commitment basis if the Underlying Fund holds, and maintains until the settlement date in a segregated account, cash and/or liquid securities in an amount sufficient to meet the purchase price, or if the Underlying Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Underlying Fund's other assets. Although the Underlying Fund could purchase securities on a when-issued basis or enter into forward commitments with the intention of acquiring securities, the Underlying Fund may dispose of a when-issued or delayed delivery security prior to settlement if a Portfolio Manager deems it appropriate to do so. The Underlying Fund may realize short-term profits or losses upon such sales.

FOREIGN INVESTMENTS

FOREIGN SECURITIES

Certain Underlying Funds may invest in equity securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"), which are described below. Some Underlying Funds may invest in foreign branches of commercial banks and foreign banks. See the "Banking Industry and Savings Industry Obligations" discussion in this SAI for further description of these securities.

Investments in foreign securities offer potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and

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economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Changes in foreign currency exchange rates may affect the value of securities in an Underlying Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. An Underlying Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries. Securities traded in emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by the Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an Underlying Fund's investment.

Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that an Underlying Fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

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DEBT SECURITIES ISSUED OR GUARANTEED BY SUPRANATIONAL ORGANIZATIONS

Certain Underlying Funds may invest assets in debt securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

DEPOSITARY RECEIPTS

Certain of the Underlying Funds may invest in depositary receipts, including ADRs. ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.

 FOREIGN BANK OBLIGATIONS

Certain of the Underlying Funds may invest in foreign bank obligations. Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

FOREIGN CURRENCY TRANSACTIONS

Certain of the Underlying Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in other currencies, those Underlying Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Underlying Funds may enter into foreign currency exchange transactions either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies.

FORWARD CURRENCY CONTRACTS - Certain of the Underlying Funds may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a

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specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, an Underlying Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency. An Underlying Funds may engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. An Underlying Fund might sell a particular currency forward, for example, when it wants to hold bonds or bank obligations denominated in or exposed to that currency but anticipates or wishes to be protected against a decline in the currency against the dollar. Similarly, it might purchase a currency forward to "lock in" the dollar price of securities denominated in or exposed to that currency which it anticipated purchasing.


The Underlying Funds may enter into forward foreign currency contracts in two circumstances. When an Underlying Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, the Underlying Fund may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Underlying Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when the Portfolio Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Underlying Fund's securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

None of the Underlying Funds will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Underlying Fund to deliver an amount of foreign currency in excess of the value of the Underlying Fund's securities or other assets denominated in that currency, unless the Underlying Fund covers the excess with sufficient segregated assets. At the maturity of a forward contract, an Underlying Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Underlying Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Underlying Fund is obligated to deliver. If the Underlying Fund retains the portfolio security and engages in an offsetting transaction, the Underlying Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Underlying Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Underlying Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out a forward currency position, and in such an event, the Underlying Fund might not be able to effect a closing purchase transaction at any particular time. In addition, an Underlying Fund entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction. The CFTC has indicated that it may in the future

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assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

OPTIONS ON FOREIGN CURRENCIES - A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. An Underlying Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. Certain of the Underlying Funds may employ hedging strategies with options on currencies before the Underlying Fund purchases a foreign security denominated in the hedged currency that the Underlying Fund anticipates acquiring, during the period the Underlying Fund holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option on a "surrogate" currency, I.E., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency is a currency that can act, for hedging purposes, as a substitute for a particular currency because the surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency. Certain of the Underlying Funds use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Underlying Funds to reduce foreign currency risk using such options.

As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. An Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Underlying Fund's position, the Underlying Fund may forfeit the entire amount of the premium plus related transaction costs.

FOREIGN CURRENCY WARRANTS - Foreign currency warrants such as Currency Exchange Warrants(SM) ("CEWs(SM)") are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (E.G., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be de-listed from an exchange or if their trading should be suspended permanently, which would result in the loss of any

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remaining "time value" of the warrants (I.E., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

CURRENCY MANAGEMENT


An Underlying Fund's flexibility to participate in higher yielding debt markets outside of the United States may allow an Underlying Fund to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. When an Underlying Fund invests significantly in securities denominated in foreign currencies, however, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Underlying Fund's share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that the Underlying Fund is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying an Underlying Fund's investments should help increase the net asset value of the Underlying Fund. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which the Underlying Fund's securities are denominated will generally lower the net asset value of the Underlying Fund. The Portfolio Manager attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to an Underlying Fund.


EXCHANGE RATE-RELATED SECURITIES

Certain of the Underlying Funds may invest in securities that are indexed to certain specific foreign currency exchange rates. The terms of such securities would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security. An Underlying Fund will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due.

Investment in exchange rate-related securities entails certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant price loss.

OTHER INVESTMENT PRACTICES AND RISKS

PERFORMANCE INDEXED PAPER

Certain of the Underlying Funds may invest in performance indexed paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

CORPORATE REORGANIZATIONS

Certain of the Underlying Funds may purchase indebtedness and participations, secured and unsecured, of debtor companies involved in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be in the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superceded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Portfolio Manager that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

REPURCHASE AGREEMENTS

Certain of the Underlying Funds may invest in repurchase agreements. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount, which reflects an agreed-upon market rate of return, effective for the period of time the Underlying Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

The Portfolio Manager monitors the value of the underlying securities held as collateral at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that their value always equals or exceeds the agreed-upon repurchase price to be paid to the Underlying Fund. The Portfolio Manager, in accordance with procedures established by the Board of directors/trustees of the Underlying Fund, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Underlying Fund enters into repurchase agreements.

Certain of the Underlying Funds may engage in repurchase transactions in accordance with guidelines approved by the Underlying Fund's Board of directors/trustees, which include monitoring the creditworthiness of the parties with which an Underlying Fund engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

Certain of the Underlying Funds may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed that Underlying Fund's limitation of 15% of the net assets of the Underlying Fund on investing in illiquid securities. If the seller should become bankrupt or default on its obligations to repurchase the securities, the Underlying Fund may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. The Underlying Fund also might incur disposition costs in connection with liquidating the securities.

REVERSE REPURCHASE AGREEMENTS

A reverse repurchase agreement involves the sale of a security by the Underlying Fund and its agreement to repurchase the instrument at a specified time and price. An Underlying Fund will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. An Underlying Fund typically will segregate assets determined to be liquid by the Portfolio Manager to cover its obligations under reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements for which assets are not segregated may be considered to be borrowings by the seller; accordingly, certain of the Underlying Funds will limit their investments in uncovered reverse repurchase agreements consistent with the borrowing limits applicable to the Underlying Fund. See "Borrowing" for further information on these limits. The use of reverse repurchase agreements by the Underlying Fund creates leverage, which increases the Underlying Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Underlying Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

OTHER INVESTMENT COMPANIES

Certain of the Underlying Funds may invest in shares issued by investment companies to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC, except that this restriction does not apply to securities received or acquired as dividends through offers of exchange or as a result of re-organization, consolidation or merger. Certain Underlying Funds may invest in shares of certain types of investment companies referred to as "SPDRs" and/or "iShares", as defined below. Certain Underlying Funds may invest in Exchange Traded Funds ("ETFs"), as defined below. An Underlying Fund is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase, (1) acquire more than 3% of the outstanding voting shares of the investment company; (2) invest more than 5% of the Underlying Fund's total assets in the investment company; or (3) invest more than 10% of the Underlying Fund's total assets in all investment company holdings. As a shareholder in any investment company, an Underlying Fund will bear its ratable share of the investment company's expenses, including management fees in the case of a management investment company.

STANDARD & POOR'S DEPOSITARY RECEIPTS - Certain of the Underlying Funds may, consistent with their investment policies, purchase Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

ISHARES MSCI INDEX SHARES - Certain of the Underlying Funds may invest in iShares MSCI Index Shares ("iShares") (formerly known as World Equity Benchmark Shares ("WEBS")). WEBS were a form of exchange-traded fund traded on the AMEX. They were re-named iShares MSCI Index Shares on March 15, 2000. iShares track the performance of several international equity indexes. Each country index series invests in an optimized portfolio of common stocks based on that country's Morgan Stanley Capital International benchmark country index. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of an Underlying Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, the Underlying Fund could be required to reconsider the use of iShares as part of its investment strategy. (See "Exchange Traded Funds").

EXCHANGE TRADED FUNDS ("ETFS") - ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

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SHORT SALES

A short sale is a transaction in which an Underlying Fund sells a security it does not own in anticipation of a decline in market price. Certain of the Underlying Funds may make short sales to offset a potential decline in a long position or a group of long positions, or if the Portfolio Manager believes that a decline in the price of a particular security or group of securities is likely. The Underlying Fund's obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with a broker, consisting of cash or securities acceptable to the broker. An Underlying Fund is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded.

SHORT SALES AGAINST THE Box - A short sale "against the box" is a short sale where, at the time of the short sale, the Underlying Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. An Underlying Fund would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Underlying Fund.

ILLIQUID SECURITIES

Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when a Portfolio Manager might wish to sell, and these securities could have the effect of decreasing the overall level of an Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring an Underlying Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Underlying Fund could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between an Underlying Fund's decision to dispose of these securities and the time when an Underlying Fund is able to dispose of them, during which time the value of the securities could decline. Securities that are not readily marketable will be valued in good faith pursuant to procedures adopted by the Trust's Board of Trustees.

RESTRICTED SECURITIES

Certain of the Underlying Funds also may purchase securities that are not registered under the 1933 Act ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). An Underlying Fund's board of directors/trustees, based upon information and recommendations provided by the Portfolio Manager, confirms that a specific Rule 144A security is liquid and thus not subject to the limitation on investing in illiquid investments. This investment practice could have the effect of decreasing the level of liquidity in an Underlying Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held by the Underlying Fund. Subject to an Underlying Fund's limitations on investments in illiquid investments and subject to the diversification requirements of the Code, an Underlying Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain liquidity risks. Liquidity risks involve the Underlying Funds' inabilities to dispose of the securities in a timely manner or at favorable prices due to a limited number of QIBs. Some 144A securities have registration rights attached when they are initially issued and thus, can be registered with either the SEC or the appropriate state(s). Once the issuer registers the security, it can be traded freely without any legal constrains. Other 144A securities do not have registration rights attached when first issued. As such, these securities can only be bought from and sold to "QIBs." Nonetheless, a small market exists for trading 144A securities. An Underlying Fund may not be able to sell these securities when its Portfolio Manager wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

BORROWING

Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on an Underlying Fund's net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Underlying Fund's shares. In the event that an Underlying Fund borrows, the Underlying Fund may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements will be included as borrowing. Securities purchased on a when-issued or delayed delivery basis will not be subject to the Underlying Fund's borrowing limitations to the extent that the Underlying Fund establishes and maintains liquid assets in a segregated account with the Trust's custodian (or earmark liquid assets on its records) equal to the Underlying Fund's obligations under the when-issued or delayed delivery arrangement.

LENDING PORTFOLIO SECURITIES


For the purpose of realizing additional income, certain of the Underlying Funds may make secured loans of portfolio securities up to 33 1/3% of its total assets (excluding debt securities and repurchase agreements for which this limitation does not apply). Securities loans are made to banks, brokers and other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Underlying Fund's investment program. While the securities are being lent, the Underlying Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Underlying Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Underlying Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will not be made unless, in the judgment of the Portfolio Manager, the consideration to be earned from such loans would justify the risk.


REAL ESTATE INVESTMENT TRUSTS

Certain of the Underlying Funds may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code. An Underlying Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Underlying Fund.

Although an Underlying Fund that invests in REITs does not invest directly in real estate, it does invest primarily in real estate equity securities and may concentrate its investments in the real estate industry, and, therefore, an investment by an Underlying Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others:

     -    possible declines in the value of real estate;
     -    adverse general or local economic conditions;
     -    possible lack of availability of mortgage funds;
     -    overbuilding;
     -    extended vacancies of properties;
     -    increases in competition, property taxes and operating expenses;
     -    changes in zoning or applicable tax law;
     - costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

     -    casualty or condemnation losses;
     -    uninsured damages from floods, earthquakes or other natural disasters;
     -    limitations on and variations in rents; and
     -    unfavorable changes in interest rates.

In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time.

HARD ASSET SECURITIES

The production and marketing of hard assets or global resources may be affected by actions and changes in governments. In addition, hard asset companies and securities of hard asset companies may be cyclical in nature. During periods of economic or financial instability, the securities of some hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets. In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of hard asset companies may also experience greater price fluctuations than the relevant hard asset. In periods of rising hard asset prices, such securities may rise at a faster rate, and, conversely, in time of falling hard asset prices, such securities may suffer a greater price decline.

SMALL COMPANIES

Certain of the Underlying Funds may invest in small companies, some of which may be unseasoned. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and an Underlying Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of an Underlying Fund to dispose of such securities may be greatly limited, and an Underlying Fund may have to continue to hold such securities during periods when its manager would otherwise have sold the security. It is possible that an Underlying Fund's manager or an affiliate or client of an Underlying Fund's manager may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Underlying Fund which it manages.

UNSEASONED COMPANIES - Certain of the Underlying Funds may invest in companies (including predecessors) which have been in operation for less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

PRIVATE FUNDS

Certain of the Underlying Funds may invest in U.S. or foreign private limited partnerships or other investment funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds under certain circumstances are investment companies for purposes of the 1940 Act, the Underlying Fund's ability

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to invest in them will be limited. In addition, shareholders of the Underlying
Fund will remain subject to the Underlying Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Portfolio to dispose of interests in Private Funds is very limited and involves risks, including loss of the entire investment in the Private Fund.

STRATEGIC TRANSACTIONS

Certain of the Underlying Funds may, but are not required to, utilize various investment strategies as described in this SAI to hedge various market risks, to manage the effective maturity or duration of fixed income securities, or to seek potentially higher returns. Utilizing these investment strategies, the Underlying Fund may purchase and sell, to the extent not otherwise limited or restricted for such Underlying Funds, exchange-listed and over-the-counter put and call on securities, equity and fixed income indexes and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various Interest Rate Transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Underlying Funds resulting from securities markets or currency exchange rate fluctuations, to protect the Underlying Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the CFTC. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Underlying Fund to utilize these Strategic Transactions successfully will depend on the Portfolio Manager's ability to predict, which cannot be assured, pertinent market movements. The Underlying Fund will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes.

SPECIAL SITUATIONS

A special situation arises when, in the opinion of a Portfolio Manager, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

INTERNET AND INTERNET-RELATED COMPANIES

Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires extensive and sustained investment in research and development. As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have an adverse effect on the products, services and securities of Internet and Internet-related companies. Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful. In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions or other factors can have a significant effect on the financial conditions of companies in these industries, competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and Internet-related companies. Internet and Internet-related companies are also subject to the risk of service disruptions, and the risk of losses arising out of litigation related to these losses. Many Internet companies have exceptionally high price-to earnings ratios with little or no earnings.


RISK CONSIDERATIONS REGARDING THE INTERNET INDUSTRY - The value of shares of an Underlying Fund invested in the internet industry may fluctuate based upon risk factors affecting the Internet industry and related industries. Stocks of many Internet companies for which initial public offerings occurred between 1999 and 2001 have been trading below their initial offering price. Further, many Internet and Internet-related companies have incurred losses since their inception, may continue to incur losses for an extended period of time and may never achieve profitability. Products developed by these companies may be commercially unsuccessful and subject to rapid obsolescence as the market in which many Internet companies compete is characterized by rapidly changing technology, evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company's business, results of operations and financial condition. In addition, the widespread adoption of new Internet, networking or telecommunications technologies or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company's business, results of operations and financial condition.


PRINCIPAL EXCHANGE RATE LINKED SECURITIES

Certain of the Underlying Funds may invest in principal exchange rate linked securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (I.E., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

TEMPORARY DEFENSIVE INVESTMENTS

For temporary and defensive purposes, certain of the Underlying Funds may invest up to 100% of its total assets in investment grade fixed income securities (including short-term U.S. government securities, investment grade debt-instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes), preferred stocks and repurchase agreements. Certain Underlying Funds may hold an unlimited amount of such investments consistent with its objectives. Certain of the Underlying Funds also may hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities. Unless otherwise stated, all percentage limitations on portfolio investments listed in the Prospectus and SAI of the Underlying Fund will apply at the time of investment. The Underlying Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as result of an investment.

PORTFOLIO TURNOVER

Certain Underlying Funds may sell a portfolio investment soon after its acquisition if the Portfolio Manager believes that such a disposition is consistent with the portfolios investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by an Underlying Funds' shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Portfolio has adopted certain investment restrictions as fundamental policies that cannot be changed without the approval of the holders of a "majority" of a Portfolio's outstanding voting securities, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of: (i) 67% or more of that Portfolio's voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (ii) more than 50% of that Portfolio's outstanding voting securities. The investment objective, and all policies of a Portfolio not specifically identified in this SAI or the Prospectus as fundamental, may be changed without a vote of the shareholders of the Portfolio. For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

Unless otherwise indicated, a Portfolio may not:

     1. Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities).

     2.   Make investments for the purpose of exercising control or management.

     3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

     4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this SAI, as they may be amended from time to time.

     5. Issue senior securities to the extent such issuance would violate applicable law.

     6. Borrow money, except that the Portfolio (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33 (1)/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The Portfolio may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Portfolio's investment policies as set forth in the Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

     7. Underwrite securities of other issuers, except insofar as the Portfolio technically may be deemed an underwriter under the 1933 Act in selling portfolio securities.

     8. Purchase or sell commodities or contracts on commodities, except to the extent the Portfolio may do so in accordance with applicable law and the Portfolio's Prospectus and SAI, as they may be amended from time to time.

The fundamental investment restrictions set forth above may be modified so as to provide the LifeStyle Portfolios with the ability to operate under new rules or amendments under the 1940 Act or under orders of the SEC applicable to the LifeStyle Portfolios without receiving prior shareholder approval of the change.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following restrictions are not fundamental and may be modified by the Trustees without shareholder approval.


     (i) No Portfolio may purchase securities of other investment companies, except (a) a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange;
             or (b) as otherwise permitted under the 1940 Act.

     (ii) A Portfolio may invest in short-term instruments, U.S. Government securities, money market instruments, and other securities in addition to securities of other affiliated investment companies, for temporary defensive purposes or otherwise as deemed advisable by the Manager to the extent permissible under existing or future rules of the SEC.


                             MANAGEMENT OF THE TRUST


The business and affairs of the Trust are managed under the direction of the Board of Trustees according to the applicable laws of the Commonwealth of Massachusetts and the Trust's Amended and Restated Agreement and Declaration of Trust. The Board governs each portfolio of the Trust, including the LifeStyle Portfolios, and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Trust's activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio's performance. The Trustees are Paul S. Doherty, J. Michael Earley, R. Barbara Gitenstein, Walter H. May, Thomas J. McInerney, Jock Patton, David W.C. Putnam, Blaine E. Rieke, John G. Turner, Roger B. Vincent, and Richard A. Wedemeyer. The Executive Officers of the Trust are James M. Hennessy, Stanley D. Vyner, Michael J. Roland, Mary Bea Wilkinson, Robert S. Naka, Huey P. Falgout, Jr. Theresa K. Kelety, Kimberly A. Anderson, Lauren D. Bensinger, J. David Greenwald, Robyn L. Ichilov, Todd Modic, Susan P. Kinens, and Maria M. Anderson.


Set forth in the table below is information about each Trustee of the Trust.

INFORMATION ABOUT THE TRUSTEES

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                                                                                             FUND
                                                                                            COMPLEX
                                               TERM OF OFFICE                             OVERSEEN BY
                             POSITION(S) HELD   AND LENGTH OF  PRINCIPAL OCCUPATION(S) -   TRUSTEE++,   OTHER DIRECTORSHIPS HELD BY
   NAME, ADDRESS AND AGE        WITH TRUST      TIME SERVED+    DURING THE PAST 5 YEARS      ****                 TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES         Trustee          February 2002 -- Mr. Doherty is President       116
                                              Present          and Partner, Doherty,
PAUL S. DOHERTY                                                Wallace, Pillsbury and
7337 E. Doubletree Ranch Rd.                                   Murphy, P.C., Attorneys
Scottsdale, Arizona 85258                                      (1996 -Present); and
Date of Birth:  04/28/1934                                     Trustee of each of the
                                                               funds managed by
                                                               Northstar Investment
                                                               Management Corporation
                                                               (1993 - 1999).

J. MICHAEL EARLEY            Trustee          January 1997 --  President and Chief            116
7337 E. Doubletree Ranch Rd.                  Present          Executive Officer,
Scottsdale, Arizona 85258                                      Bankers Trust Company,
Date of Birth:  05/02/1945                                     N.A. (1992 - Present).

R. BARBARA GITENSTEIN        Trustee          January 1997 --  President, College of          116
7337 E. Doubletree Ranch Rd.                  Present          New Jersey (1999 -
Scottsdale, Arizona 85258                                      Present).
Date of Birth:  02/18/1948

WALTER H. MAY                Trustee          February 2002 -- Retired. Formerly,             116      Best Prep Charity (1991
7337 E. Doubletree Ranch Rd.                  Present          Managing Director and                   - Present).
Scottsdale, Arizona 85258                                      Director of Marketing,
Date of Birth:  12/21/1936                                     Piper Jaffray, Inc.;
                                                               Trustee of each of the
                                                               funds managed by
                                                               Northstar Investment
                                                               Management Corporation
                                                               (1996 - 1999).

JOCK PATTON                  Trustee          February 2002 -- Private Investor (June         116      Director, Hypercom, Inc.
7337 E. Doubletree Ranch Rd.                  Present          1997 - Present).                        (January 1999 - Present);
Scottsdale, Arizona 85258                                      Formerly, Director and                  JDA Software Group, Inc.
Date of Birth:  12/11/1945                                     Chief Executive Officer,                (January 1999 - Present); BG
                                                               Rainbow Multimedia                      Associates, Inc.
                                                               Group, Inc. (January
                                                               1999 - December 2001).

DAVID W.C. PUTNAM            Trustee          February 2002 -- President and Director,        116      Anchor International Bond
7337 E. Doubletree Ranch Rd.                  Present          F.L. Putnam Securities                  Trust (December 2000 -
Scottsdale, Arizona 85258                                      Company, Inc. and its                   Present); F.L. Putnam
Date of Birth:  10/08/1939                                     affiliates; President,                  Foundation (December 2000 -
                                                               Secretary and Trustee,                  Present); Progressive
                                                               The Principled Equity                   Capital Accumulation Trust
                                                               Market Fund. Formerly,                  (August 1998 - Present);
                                                               Trustee, Trust Realty                   Principled Equity Market
                                                               Corp.; Anchor Investment                Fund (November 1996 -
                                                               Trust; Bow Ridge Mining                 Present), Mercy Endowment
                                                               Company and Trustee of                  Foundation (1995 - Present);
                                                               each of the funds                       Director, F.L. Putnam
                                                               managed by Northstar                    Investment Management
                                                               Investment Management                   Company (December 2001 -
                                                               Corporation (1994 -                     Present); Asian American
                                                               1999).                                  Bank and Trust Company (June
                                                                                                       1992 - Present); and Notre
                                                                                                       Dame Health Care Center
                                                                                                       (1991 - Present) F.L.

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                                                                                             FUND
                                                                                            COMPLEX
                                               TERM OF OFFICE                             OVERSEEN BY
                             POSITION(S) HELD   AND LENGTH OF  PRINCIPAL OCCUPATION(S) -   TRUSTEE++,   OTHER DIRECTORSHIPS HELD BY
   NAME, ADDRESS AND AGE        WITH TRUST      TIME SERVED+    DURING THE PAST 5 YEARS      ****                 TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Putnam Securities Company,
                                                                                                       Inc. (June 1978 - Present);
                                                                                                       and an Honorary Trustee,
                                                                                                       Mercy Hospital (1973 -
                                                                                                       Present).

BLAINE E. RIEKE*             Trustee          February 2002 -- General Partner,               116      Morgan Chase Trust Co.
7337 E. Doubletree Ranch Rd.                  Present          Huntington Partners                     (January 1998 - Present).
Scottsdale, Arizona 85258                                      (January 1997 -
Date of Birth:  09/10/1933                                     Present). Chairman of
                                                               the Board and Trustee of
                                                               each of the funds
                                                               managed by ING
                                                               Investment Management
                                                               Co. LLC (November 1998 -
                                                               February 2001).

ROGER B. VINCENT***          Trustee          1994 -- Present  President, Springwell          116      Director, AmeriGas Propane,
7337 E. Doubletree Ranch Rd.                                   Corporation (1989 -                     Inc. (1998 - Present).
Scottsdale, Arizona 85258                                      Present). Formerly,
Date of Birth:  08/26/1945                                     Director, Tatham
                                                               Offshore, Inc. (1996 -
                                                               2000).

RICHARD A. WEDEMEYER         Trustee          February 2002 -- Retired. Mr. Wedemeyer         116      Touchstone Consulting Group
7337 E. Doubletree Ranch Rd.                  Present          was formerly Vice                       (1997 - Present).
Scottsdale, Arizona 85258                                      President - Finance and
Date of Birth:  03/23/1936                                     Administration, Channel
                                                               Corporation (June 1996 -
                                                               April 2002). Formerly,
                                                               Trustee, First Choice
                                                               Funds (1997 - 2001); and
                                                               a Trustee of each of
                                                               the funds managed by ING
                                                               Investment Management
                                                               Co. LLC (1998 - 2001).

TRUSTEES WHO ARE "INTERESTED PERSONS"

THOMAS J. MCINERNEY ** ++    Trustee          February 2002 -- Chief Executive Officer,       171      Director, Equitable Life
7337 E. Doubletree Ranch Rd.                  Present          ING U.S. Financial                      Insurance Co., Golden
Scottsdale, Arizona 85258                                      Services (September 2001                American Life Insurance Co.,
Date of Birth:  05/05/1956                                     - Present); General                     Life Insurance Company of
                                                               Manager and Chief                       Georgia, Midwestern United
                                                               Executive Officer, ING                  Life Insurance Co.,
                                                               U.S. Worksite Financial                 ReliaStar Life Insurance
                                                               Services (December 2000                 Co., Security Life of
                                                               - Present); Member, ING                 Denver, Security Connecticut
                                                               Americas Executive                      Life Insurance Co.,
                                                               Committee (2001 -                       Southland Life Insurance
                                                               Present); President,                    Co., USG Annuity and Life
                                                               Chief Executive Officer                 Company, and United Life and
                                                               and Director of Northern                Annuity Insurance Co. Inc
                                                               Life Insurance Company                  (March 2001 - Present);
                                                               (March 2001 - October                   Member of the Board,
                                                               2002), ING Aeltus                       National Commission on
                                                               Holding Company, Inc.                   Retirement Policy,
                                                               (2000 - Present), ING                   Governor's Council on
                                                               Retail Holding Company                  Economic Competitiveness and
                                                               (1998 - Present), ING                   Technology of Connecticut,
                                                               Life Insurance and                      Connecticut Business and
                                                               Annuity Company                         Industry Association,
                                                               (September 1997 -                       Bushnell; Connecticut Forum;
                                                               November 2002) and ING                  Metro Hartford Chamber of
                                                               Retirement Holdings,                    Commerce; and is
                                                               Inc. (1997 - Present).
                                                               Formerly, General
                                                               Manager and Chief
                                                               Executive Officer, ING
                                                               Worksite Division
                                                               (December 2000 - October
                                                               2001), President,
                                                               ING-SCI, Inc. (August
                                                               1997 - December 2000);
                                                               President, Aetna
                                                               Financial Services
                                                               (August 1997 - December
                                                               2000).

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                                                                                             FUND
                                                                                            COMPLEX
                                               TERM OF OFFICE                             OVERSEEN BY
                             POSITION(S) HELD   AND LENGTH OF  PRINCIPAL OCCUPATION(S) -   TRUSTEE++,   OTHER DIRECTORSHIPS HELD BY
   NAME, ADDRESS AND AGE        WITH FUND       TIME SERVED+    DURING THE PAST 5 YEARS      ****                 TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Chairman, Concerned Citizens
                                                                                                       for Effective Government.

JOHN G. TURNER **            Chairman and     February 2002 -- Chairman, Hillcrest            116      Director, Hormel Foods
7337 E. Doubletree Ranch Rd. Trustee          Present          Capital Partners (May                   Corporation (March 2000 -
Scottsdale, Arizona 85258                                      2002-Present);                          Present); Shopko Stores,
Date of Birth:  10/03/1939                                     President, Turner                       Inc. (August 1999 -
                                                               Investment Company                      Present); and M.A. Mortenson
                                                               (January 2002 -                         Company (March 2002 -
                                                               Present). Mr. Turner was                Present).
                                                               formerly Vice Chairman
                                                               of ING Americas (2000 -
                                                               2002); Chairman and
                                                               Chief Executive Officer
                                                               of ReliaStar Financial
                                                               Corp. and ReliaStar Life
                                                               Insurance Company (1993
                                                               - 2000); Chairman of
                                                               ReliaStar Life Insurance
                                                               Company of New York
                                                               (1995 - 2001); Chairman
                                                               of Northern Life
                                                               Insurance Company (1992
                                                               - 2001); Chairman and
                                                               Trustee of the Northstar
                                                               affiliated investment
                                                               companies (1993 - 2001)
                                                               and Director, Northstar
                                                               Investment Management
                                                               Corporation and its
                                                               affiliates (1993 -
                                                               1999 ).

+ Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act ("Independent Trustees"), shall retire from service as a Trustee at the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

++  As of December 31, 2003


* For the period of time prior to May 1, 2003, Mr. Reike may have been an "interested person," as defined in the 1940 Act, of the Goldman Sachs Internet Tollkeeper(SM) Portfolio of the Trust, due to a family member's employment by Goldman Sachs & Co., the parent company of a portfolio manager to one of the portfolios of the Trust.

** Messrs. McInerney and Turner are deemed to be "interested persons" of the Trust as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investments.


*** Mr. Vincent was the beneficial owner of 200 shares of Goldman, Sachs, & Co., the parent company of the portfolio manager of the Goldman Sachs Internet Tollkeeper(SM) Portfolio of the Trust, from December 2002 through February 2003. These shares were acquired by an account that Mr. Vincent does not directly manage, and he disposed of the shares upon learning that they were held in his account. Mr. Vincent may technically have been an "interested person," as defined in the 1940 Act, of the Goldman Sachs Internet Tollkeeper(SM) Portfolio and of the Trust during this period.

**** For purposes of this table, "ING Funds Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING VP Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; and USLICO Series Fund.

++ Mr. McInerney is also a director of the following investment companies: ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Fund; ING VP Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.

INFORMATION ABOUT THE TRUST'S OFFICERS

Information about the Trust's officers is set forth in the table below:

                                                            TERM OF OFFICE AND LENGTH OF TIME PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE        POSITIONS HELD WITH THE TRUST  SERVED (1)                        THE LAST FIVE YEARS (2)
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY            President and Chief Executive  March 2003 - Present              President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd. Officer                                                          ING Capital Corporation, LLC, ING
Scottsdale, Arizona 85258                                   January 2003 - March 2003         Funds Services, LLC, ING Investments,
Date of Birth:  04/09/1949   Vice President                                                   LLC (December 2001 - Present); Chief
                                                                                              Operating Officer, ING Funds
                                                                                              Distributor, LLC (June 2000 -
                                                                                              Present); Vice President, ING Life
                                                                                              Insurance and Annuity Company
                                                                                              (December 2003 - Present); Director,
                                                                                              ING Capital Corporation, LLC, ING
                                                                                              Funds Services, LLC, ING Investments,
                                                                                              LLC and ING Funds Distributor, LLC
                                                                                              (December 2000 - Present); and
                                                                                              Executive Vice President, ING Funds
                                                                                              Distributor, LLC (April 1998 -
                                                                                              Present). Formerly, President and
                                                                                              Chief Executive Officer, ING Advisors,
                                                                                              Inc. and EAMC Liquidation Corp.
                                                                                              (December 2001 - October 2003) and
                                                                                              Express America T.C., Inc. (December
                                                                                              2001 - September 2003); Senior
                                                                                              Executive Vice President, ING Capital
                                                                                              Corporation, LLC, ING Funds Services,
                                                                                              LLC, ING Investments, LLC, ING
                                                                                              Advisors, Inc., Express America T.C.,
                                                                                              Inc. and EAMC Liquidation Corp. (June
                                                                                              2000 - December 2000); Executive Vice
                                                                                              President, ING Capital Corporation,
                                                                                              LLC, ING Funds Services, LLC, ING
                                                                                              Investments, LLC (April 1998 - June
                                                                                              2000) and ING Quantitative Management,
                                                                                              Inc. (October 2001 - September 2002);
                                                                                              Chief Operating Officer, ING
                                                                                              Quantitative Management, Inc. (October
                                                                                              2001 - September 2002); Senior Vice
                                                                                              President, ING Capital Corporation,
                                                                                              LLC, ING Funds Services, LLC, ING
                                                                                              Investments, LLC and ING Funds
                                                                                              Distributor, LLC (April 1995 - April
                                                                                              1998); Secretary, ING Capital
                                                                                              Corporation, LLC, ING Funds Services,
                                                                                              LLC, ING Investments, LLC, ING Funds
                                                                                              Distributor, LLC, ING Advisors, Inc.,
                                                                                              Express America T.C., Inc. and EAMC
                                                                                              Liquidation Corp. (April 1995 -
                                                                                              December 2000); and Director, ING
                                                                                              Advisors, Inc. and EAMC Liquidation
                                                                                              Corp. (December 2000 - October 2003),
                                                                                              ING Quantitative Management, Inc.
                                                                                              (December 2000 - September 2002) and
                                                                                              Express America T.C., Inc. (December
                                                                                              2000 - September 2003).

STANLEY D. VYNER             Executive Vice President       August 2003 - Present             Executive Vice President, ING
7337 E. Doubletree Ranch Rd.                                                                  Advisors, Inc. and ING Investments,
Scottsdale, Arizona 85258                                                                     LLC (July 2000 - Present); and Chief
Date of Birth:  05/14/1950                                                                    Investment Officer, ING Investments,
                                                                                              LLC (July 1996 - Present). Formerly,
                                                                                              President and Chief Executive Officer,
                                                                                              ING Investments, LLC (August 1996 -
                                                                                              August 2000).

                                                            TERM OF OFFICE AND LENGTH OF TIME PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE        POSITIONS HELD WITH THE TRUST  SERVED (1)                        THE LAST FIVE YEARS (2)
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. ROLAND            Executive Vice President and   March 2003 - Present              Executive Vice President, Chief
7337 E. Doubletree Ranch Rd. Chief Financial Officer                                          Financial Officer and Treasurer, ING
Scottsdale, Arizona 85258                                                                     Funds Services, LLC, ING Funds
Date of Birth:  05/30/1958   Vice President and Assistant   January 2003 - March 2003         Distributor, LLC, ING Advisors, Inc.,
                             Secretary                                                        ING Investments, LLC, Express America
                                                                                              T.C., Inc. and EAMC Liquidation Corp.
                                                                                              (December 2001 - Present). Formerly,
                                                                                              Executive Vice President, ING
                                                                                              Quantitative Management, Inc.
                                                                                              (December 2001 - September 2002); and
                                                                                              Senior Vice President, ING Funds
                                                                                              Services, LLC, ING Investments, LLC
                                                                                              and ING Funds Distributor, LLC (June
                                                                                              1998 - December 2001).

MARY BEA WILKINSON           Vice President                 March 2003 - Present              Senior Vice President, ING Outside
1475 Dunwoody Drive West                                                                      Funds Group (2000 - present); Senior
Chester, Pennsylvania 19380  President                      February 2002 - March 2003        Vice President and Chief Financial
Date of Birth:  9/18/1956                                                                     Officer, First Golden American Life
                             Treasurer                      Pre-1995 - February 2002          Insurance Company of New York (1997 -
                                                                                              present); President, Directed
                                                                                              Services, Inc. (1993 - 1997).

ROBERT S. NAKA               Senior Vice President          January 2003 - Present            Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.                                                                  Secretary, ING Funds Services, LLC,
Scottsdale, Arizona 85258    Assistant Secretary            January 2003 - March 2003         ING Funds Distributor, LLC, ING
Date of Birth:  06/17/1963                                                                    Advisors, Inc., ING Capital
                                                                                              Corporation, LLC and ING Investments,
                                                                                              LLC (December 2001 - Present).
                                                                                              Formerly, Senior Vice President and
                                                                                              Assistant Secretary, ING Quantitative
                                                                                              Management, Inc. (October 2001 -
                                                                                              September 2002); and Vice President,
                                                                                              ING Investments, LLC (April 1997 -
                                                                                              October 1999) and ING Funds Services,
                                                                                              LLC (February 1997 - August 1999).

KIMBERLY A. ANDERSON         Senior Vice President          November 2003 - Present           Vice President, ING Funds Services,
7337 E. Doubletree Ranch Rd.                                                                  LLC, ING Funds Distributor, LLC, ING
Scottsdale, Arizona 85258    Vice President                 January 2003 - November 2003      Advisors, Inc. and ING Investments,
Date of Birth:  07/25/1964                                                                    LLC (October 2001 - Present).
                             Secretary                      January 2003 - August 2003        Formerly, Secretary, ING Funds
                                                                                              Services, LLC, ING Funds Distributor,
                                                                                              LLC, ING Advisors, Inc. and ING
                                                                                              Investments, LLC (October 2001 -
                                                                                              August 2003); Vice President, ING
                                                                                              Quantitative Management, Inc. (October
                                                                                              2001 - September 2002); Assistant Vice
                                                                                              President, ING Funds Services, LLC
                                                                                              (November 1999 - January 2001); and
                                                                                              has held various other positions with
                                                                                              ING Funds Services, LLC for more than
                                                                                              the last five years.

ROBYN L. ICHILOV             Vice President                 January 2003 - Present            Vice President, ING Funds Services,
7337 E. Doubletree Ranch Rd.                                                                  LLC (October 2001 - Present) and ING
Scottsdale, Arizona 85258    Treasurer                      February 2003 - Present           Investments, LLC (August 1997 -
Date of Birth:  09/25/1967                                                                    Present); and Accounting Manager, ING
                                                                                              Investments, LLC (November 1995 -
                                                                                              Present).

                                                            TERM OF OFFICE AND LENGTH OF TIME PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE        POSITIONS HELD WITH THE TRUST  SERVED (1)                        THE LAST FIVE YEARS (2)
------------------------------------------------------------------------------------------------------------------------------------
LAUREN D. BENSINGER          Vice President                 February 2003 - Present           Vice President, ING Funds Distributor,
7337 E. Doubletree Ranch Rd.                                                                  LLC and ING Funds Services, LLC (July
Scottsdale, Arizona 85258                                                                     1995 - Present), ING Investments, LLC
Date of Birth:  02/06/1954                                                                    (February 1996 - Present) and ING
                                                                                              Advisors, Inc. (July 2000 - Present);
                                                                                              and Chief Compliance Officer, ING
                                                                                              Funds Distributor, LLC (July 1995 -
                                                                                              Present), ING Investments, LLC
                                                                                              (October 2001 - Present) and ING
                                                                                              Advisors, Inc. (July 2000 - Present).
                                                                                              Formerly, Vice President, ING
                                                                                              Quantitative Management, Inc. (July
                                                                                              2000 - September 2002); and Chief
                                                                                              Compliance Officer, ING Quantitative
                                                                                              Management, Inc. (July 2000 -
                                                                                              September 2002).

J. DAVID GREENWALD           Vice President                 August 2003 - Present             Vice President of Mutual Fund
7337 E. Doubletree Ranch Rd.                                                                  Compliance, ING Funds Services, LLC
Scottsdale, AZ 85258                                                                          (May 2003 - Present). Formerly,
Date of Birth:  09/24/1957                                                                    Assistant Treasurer and Director of
                                                                                              Mutual Fund Compliance and Operations,
                                                                                              American Skandia, a Prudential
                                                                                              Financial Company (October 1996 - May
                                                                                              2003).


HUEY P. FALGOUT, JR.         Secretary                      August 2003 - Present             Chief Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                                                  Services (November 2003 - Present).
Scottsdale, Arizona 85258                                                                     Counsel, ING U.S. Financial Services
Date of Birth:  11/15/1963                                                                    (November 2002 - October 2003).
                                                                                              Formerly, Associate General Counsel,
                                                                                              AIG American General (January 1999 -
                                                                                              November 2002).


THERESA K. KELETY            Assistant Secretary            August 2003 - Present             Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                                  (April 2003 - Present). Formerly,
Scottsdale, Arizona 85258                                                                     Senior Associate with Shearman &
Date of Birth:  2/28/1963                                                                     Sterling (February 2000 - April 2003);
                                                                                              and Associate with Sutherland Asbill &
                                                                                              Brennan (1996 - February 2000).

SUSAN P. KINENS              Assistant Vice President and   January 2003 - Present            Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd. Assistant Secretary                                              Secretary, ING Funds Services, LLC
Scottsdale, Arizona 85258                                                                     (December 2002 - Present); and has
Date of Birth:  12/31/1976                                                                    held various other positions with ING
                                                                                              Funds Services, LLC for more than the
                                                                                              last five years.

TODD MODIC                   Vice President                 August 2003 - Present             Vice President of Financial Reporting,
7337 E. Doubletree Ranch Rd.                                                                  Fund Accounting of ING Funds Services,
Scottsdale, Arizona 85258    Assistant Vice President       January 2003 - August 2003        LLC (September 2002 - Present).
Date of Birth:  11/03/1967                                                                    Formerly, Director of Financial
                                                                                              Reporting, ING Investments, LLC (March
                                                                                              2001 - September 2002); Director of
                                                                                              Financial Reporting, Axient
                                                                                              Communications, Inc. (May 2000 -
                                                                                              January 2001); and Director of
                                                                                              Finance, Rural/Metro Corporation
                                                                                              (March 1995 - May 2000).

MARIA M. ANDERSON            Assistant Vice President       January 2003 - Present            Assistant Vice President, ING Funds
7337 E. Doubletree Ranch Rd.                                                                  Services, LLC (October 2001 -
Scottsdale, Arizona 85258                                                                     Present). Formerly, Manager of Fund
Date of Birth:  05/29/1958                                                                    Accounting and Fund Compliance, ING
                                                                                              Investments, LLC (September 1999 -
                                                                                              November 2001).

(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2) The following documents the evolution of the name of each ING corporate entity referenced in the above biographies:

ING INVESTMENTS, LLC (MARCH 2002 - NAME CHANGED FROM ING PILGRIM INVESTMENTS,
LLC)
   ING Mutual Funds Management Co., LLC (April 2001 - merged into ING Pilgrim Investments, LLC)
   ING Pilgrim Investments, Inc. (February 2001 - merged into ING Pilgrim Investments, LLC)
   ING Pilgrim Investments, LLC (February 2001 - formed)
   ING Pilgrim Investments, Inc. (September 2000 - name changed from Pilgrim Investments, Inc.)
   Pilgrim Advisors, Inc. (April 2000 - merged into Pilgrim Investments, Inc.) Pilgrim Investments, Inc. (October 1998 - name changed from Pilgrim America Investments, Inc.)
   Pilgrim America Investments, Inc. (April 1995 - name changed from Newco Advisory Corporation)
   Newco Advisory Corporation (December 1994 - incorporated)
   Pilgrim Advisors, Inc. (November 1999 - name changed from Northstar Investment Management Corporation)

ING FUNDS DISTRIBUTOR, LLC.  (OCTOBER 2002)
   ING Funds Distributor, Inc. (October 2002 - merged into ING Funds Distributor, LLC)
   ING Funds Distributor, LLC (October 2002 - formed)
   ING Pilgrim Securities, Inc. (September 2000 - name changed from Pilgrim Securities, Inc.)
   Northstar Distributors Inc. (November 1999 - merged into Pilgrim Securities, Inc.)
   Pilgrim Securities, Inc. (October 1998 - name changed from Pilgrim America Securities, Inc.)
   Pilgrim America Securities, Inc. (April 1995 - name changed from Newco Distributors Corporation)
   Newco Distributors Corporation (December 1994 -incorporated)
   ING Advisors, Inc. (March 2002 - name changed from ING Pilgrim Advisors,
   Inc.)
   ING Pilgrim Advisors, Inc. (March 2001 - name changed from ING Lexington Management Corporation)
   ING Lexington Management Corporation (October 2000 - name changed from Lexington Management Corporation)
   Lexington Management Corporation (December 1996 - incorporated)

ING FUNDS SERVICES, LLC (MARCH 2002 - NAME CHANGED FROM ING PILGRIM GROUP, LLC)
   ING Pilgrim Group, Inc. (February 2001 - merged into Pilgrim Group LLC)
   ING Pilgrim Group, LLC (February 2001 - formed)
   ING Pilgrim Group, Inc. (September 2000 - name changed from Pilgrim Group, Inc.)
   Lexington Global Asset Managers, Inc. (July 2000 - merged into Pilgrim Group, Inc.)
   Northstar Administrators, Inc. (November 1999 - merged into Pilgrim Group, Inc.)
   Pilgrim Group, Inc. (October 1998 - name changed from Pilgrim American Group, Inc.)
   Pilgrim America Group, Inc. (April 1995 - name changed from Newco Holdings Management Corporation, Inc.
   Newco Holdings Management Corporation (December 1994 - incorporated)

ING CAPITAL CORPORATION, LLC (MARCH 2002 - NAME CHANGED FROM ING PILGRIM CAPITAL CORPORATION, LLC)
   ING Pilgrim Capital Corporation (February 2001 - merged into ING Pilgrim Capital Corporation, LLC)
   ING Pilgrim Capital Corporation, LLC (February 2001 - formed)
   ING Pilgrim Capital Corporation (September 2000 - name changed from Pilgrim Capital Corporation)
   Pilgrim Capital Corporation (February 2000 - name changed from Pilgrim Holdings Corporation)
   Pilgrim Holdings Corporation (October 1999 - name changed from Northstar Holdings, Inc.)
   Northstar Holdings, Inc. (October 1999 - merged into Pilgrim Capital Corporation)
   Pilgrim Capital Corporation (June 1999 - name changed from Pilgrim America Capital Corporation)
   Pilgrim Capital Corporation (June 1999 - merged into Pilgrim America Capital Corporation)
   Pilgrim America Capital Corporation (April 1997 - incorporated)

ING QUANTITATIVE MANAGEMENT, INC. (SEPTEMBER 2002- DISSOLVED)
   ING Quantitative Management, Inc. (March 2002 - name changed from ING Pilgrim Quantitative Management, Inc.)
   ING Pilgrim Quantitative Management, Inc. (March 2001 - name changed from Market Systems Research Advisors)
   Market Systems Research Advisors, Inc. (November 1986 - incorporated)
   Express America T.C., Inc. (September 2003 - Dissolved)
   EAMC Liquidation Corp. (October 2003 - Dissolved)

SHARE OWNERSHIP POLICY

In order to further align the interests of the Independent Trustees with shareholders, it is the Trustees' policy to own beneficially shares of one or more funds managed by ING entities at all times. For this purpose, beneficial ownership of fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a portfolio of the Trust.

Under this Policy, the initial value of investments in one or more mutual funds in the ING Funds Complex that are beneficially owned by a Trustee must equal at least $50,000. Existing Trustees shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of any portfolio's investments will not cause a Trustee to have to make any additional investments under this Policy.

TRUSTEES' PORTFOLIO EQUITY OWNERSHIP POSITIONS

Each of the current Trustees' ownership interest in the Trust, as of December 31, 2003 is set forth below:

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                  SECURITIES IN ALL REGISTERED
                                                                                  INVESTMENT COMPANIES OVERSEEN
                                DOLLAR RANGE OF                                   BY TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                 EQUITY SECURITIES IN TRUST                        INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------------
Paul S. Doherty*                $50,001 -- $100,000                               over $100,000
J. Michael Earley               Marsico Growth-- $10,001 -- $50,000               $10,001 - $50,000
                                MFS Mid Cap Growth-- $10,001 -- $50,000
                                Capital Guardian Small Cap -- $10,001 -- $50,000

R. Barbara Gitenstein           Janus Special Equity Portfolio -- $10,001 -       over $100,000
                                $50,000
Walter H. May*                  None                                              over $100,000
Thomas J. McInerney*            None                                              over $100,000
Jock Patton*                    None                                              over $100,000
David W.C. Putnam*              None                                              over $100,000
Blaine E. Rieke*                None                                              over $100,000
John G. Turner*                 None                                              over $100,000
Roger B. Vincent                T. Rowe Price Capital Appreciation -- over        over $100,000
                                $100,000

                                Liquid Assets -- over $100,000

                                Van Kampen Growth and Income

                                     -- over $100,000

                                Capital Guardian Small Cap

                                     -- over $100,000

Richard A. Wedemeyer*           None                                              over $100,000

*    Appointed as Trustee on February 1, 2002.

BOARD COMMITTEES

VALUATION AND PROXY VOTING COMMITTEE - The Committee's function is to review the determination of the value of securities held by the portfolios of the Trust for which market quotations are not available and, to oversee management's administration of proxy voting. The Valuation and Proxy Voting Committee currently consists of five (5) Independent Trustees: Jock Patton, Walter H. May, Paul S. Doherty, Richard A. Wedemeyer, and R. Barbara Gitenstein. Mr. Patton serves as Chairman of the Committee. During the fiscal year ended December 31, 2003, the Valuation and Proxy Voting Committee held four (4) meetings.

EXECUTIVE COMMITTEE - The Board has established an Executive Committee whose function is to act for the full Board if necessary in the event that Board action is needed between regularly scheduled Board meetings. The Executive Committee currently consists of two (2) Independent Trustees and two (2) Trustees who are "interested persons," as defined in the 1940 Act: John G. Turner, Walter H. May, Thomas J. McInerney and Jock Patton. Mr. Turner serves as Chairman of the Committee. During the fiscal year ended December 31, 2003, the Executive Committee held four meetings.


NOMINATING COMMITTEE - The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Nominating Committee currently consists of four (4) Independent Trustees:
Walter H. May, Paul S. Doherty, R. Barbara Gitenstein and Richard A. Wedemeyer. Mr. May serves as Chairman of the Committee. The Committee does not currently have a charter nor does it have a policy regarding whether it will consider nominees recommended by shareholders. However, the Board expects to have the Committee consider these matters fully during the upcoming year with a view towards adopting and publishing a charter and policies regarding shareholder recommendations for Trustee nominees. As part of its consideration, the Committee will also consider minimum qualifications for Trustee positions as well as a process for the Trust to identify and evaluate potential candidates. During the fiscal year ended December 31, 2003, the Nominating Committee held no meetings.


AUDIT COMMITTEE - The Board has established an Audit Committee, composed entirely of Independent Trustees. The Audit Committee consists of Blaine E. Rieke, David W.C. Putnam, J. Michael Earley, and Roger B. Vincent. Mr. Earley serves as Chairman of the Committee, and Mr. Putnam acts as the Audit Committee expert (though no compensation is paid to Mr. Putnam for serving as the Audit Committee expert). The Audit Committee reviews the financial reporting process, the Trust's systems of internal control, the audit process, and the Trust's processes for monitoring compliance with investment restrictions and applicable laws. The Audit Committee recommends to the Board the appointment of auditors for the Trust. In such capacity, it reviews audit plans, fees and other material arrangements with respect to the engagement of auditors, including non-audit services to be performed. It also reviews the qualifications of key personnel involved in the foregoing activities. During the fiscal year ended December 31, 2003, the Audit Committee held four (4) meetings.

INVESTMENT REVIEW COMMITTEES - On February 25, 2003, the Board established two
(2) Investment Review Committees: the Domestic Equity and the International Equity and Fixed Income Funds Investment Review Committees. The purpose of these committees is to provide a committee structure that can effectively provide oversight of investment activities of the mutual fund portfolios. The Domestic Equity Investment Review Committee consists of four (4) Independent Trustees and one (1) Trustee who is an "interested person" as defined in the 1940 Act: J. Michael Earley, David W.C. Putnam, Blaine E. Rieke, John G. Turner, and Roger B. Vincent. The International Equity and Fixed Income Funds Investment Review Committee consists of five (5) Independent Trustees and one (1) Trustee who is an "interested person" as defined in the 1940 Act: Paul S. Doherty, R. Barbara Gitenstein, Walter H. May, Thomas J. McInerney, Jock Patton, and Richard A. Wedemeyer. Mr. Wedemeyer serves as Chairman of the Committee. During the fiscal year ended December 31, 2003, each Investment Review Committee (Domestic Equity and International Equity and Fixed Income Funds Committees) held four (4) meetings.

COMPLIANCE AND COORDINATION COMMITTEE - The Board has established a Compliance and Coordination Committee for the purpose of facilitating information flow among Board members and with management between Board meetings, developing agendas for executive sessions of independent Board members, evaluating potential improvements in the allocation of work load among the Board members and Board committees, and evaluating other opportunities to enhance the efficient operations of the Board. The Committee currently consists of five Independent Trustees: Messrs. Earley, May, Patton, Vincent, and Wedemeyer. The Compliance and Coordination Committee held one (1) meeting during the fiscal year ended December 31, 2003.

FREQUENCY OF BOARD MEETINGS

The Board currently conducts regular meetings four (4) times a year. The Audit and Valuation and Proxy Voting Committees also meet regularly four (4) times per year, respectively, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

COMPENSATION OF TRUSTEES

Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any committee attended. Each Independent Trustee is compensated for his or her services according to a fee schedule and receives a fee that consists of an annual retainer component and a meeting fee component.

Each Portfolio of the Trust pays each Independent Trustee a PRO RATA share, as described below, of: (i) an annual retainer of $40,000 per year (Messrs. May and Patton, as lead Trustees, receive an annual retainer of $55,000); (ii) $7,000 for each in-person meeting of the Board; (iii) $2,000 per attendance of a telephonic Board meeting; (iv) $2,000 per attendance of a committee meeting; (v) extra pay of $1,000 per meeting paid to committee chairmen; (vii) an extra retainer of $15,000 per year for lead directors; and (viii) out-of-pocket expenses. The PRO RATA share paid by each portfolio of the Trust is based on each portfolio's average net assets of all the funds managed by ING Investments LLC, for which the Trustees serve in common as Directors/Trustees.

Because the LifeStyle Portfolios had not commenced operations as of the date of this SAI, compensation has not been paid to the Trustees on behalf of the LifeStyle Portfolios.


The following table sets forth information regarding the estimated future compensation of Trustees by the Trust and other funds managed by ING Investments, LLC and its affiliates based on the compensation for the fiscal year ended December 31, 2003. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by ING Investments, LLC or its affiliates.


                                                                                                                       TOTAL
                                                         ING                           ING           ESTIMATED     COMPENSATION
                                                      LIFESTYLE         ING         LIFESTYLE         ANNUAL      FROM REGISTRANT
                                    ING LIFESTYLE     MODERATE       LIFESTYLE      AGGRESSIVE       BENEFITS        AND FUND
                                      MODERATE         GROWTH          GROWTH         GROWTH           UPON       COMPLEX PAID TO
    NAME OF PERSON, POSITION        PORTFOLIO(1)    PORTFOLIO(1)    PORTFOLIO(1)   PORTFOLIO(1)    RETIREMENT(1)  TRUSTEES(2),(3)
---------------------------------------------------------------------------------------------------------------------------------
JOHN G. TURNER, TRUSTEE(4)               ---             ---                                           ---               ---

THOMAS J. MCINERNEY, TRUSTEE(4)          ---             ---                                           ---               ---

R. GLENN HILLIARD, TRUSTEE(4), (5)       ---             ---                                           ---               ---

J. MICHAEL EARLEY, TRUSTEE           $   950         $   950         $   950        $   950            N/A          $  128,990

R. BARBARA GITENSTEIN, TRUSTEE       $   790         $   790         $   790        $   790            N/A          $   99,000

ROGER B. VINCENT, TRUSTEE(7)         $   645         $   645         $   645        $   645            N/A          $   87,960

PAUL S. DOHERTY, TRUSTEE             $ 1,035         $ 1,035         $ 1,035        $ 1,035            N/A          $  130,740

WALTER H. MAY, TRUSTEE               $   985         $   985         $   985        $   985            N/A          $  124,990

BLAINE E. RIEKE, TRUSTEE(6)          $   815         $   815         $   815        $   815            N/A          $  119,506

RICHARD A. WEDEMEYER, TRUSTEE        $   870         $   870         $   870        $   870            N/A          $  136,423

JOCK PATTON, TRUSTEE                 $ 1,025         $ 1,025         $ 1,025        $ 1,025            N/A          $  149,131

DAVID W.C. PUTNAM, TRUSTEE           $   790         $   790         $   790        $   790            N/A          $   99,000

(1) The Board has adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the Trust at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.


(2)  Represents compensation for 155 portfolios.


(3) Director/Trustee compensation includes compensation paid by funds that are not discussed in the Prospectus or SAI.

(4) "Interested person," as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of each of ING Investments, LLC and Directed Services Inc. Officers and Trustees who are interested persons do not receive any compensation from the portfolio.

(5)  Resigned as a Trustee effective April 30, 2003.


(6) Mr. Rieke may be deemed to be is an "interested person" of the Trust, as defined in the 1940 Act, because a family member is an employee of Goldman, Sachs & Co., the parent company of a portfolio manager to one of the portfolios of the Trust. For a period of time prior to May 1, 2003, Mr. Rieke may have been an "interested person," as defined in the 1940 Act, of the Goldman Sachs Internet Tollkeeper(SM) Portfolio of the Trust, because his child is an employee of Goldman, Sachs & Co. He may also be deemed to be an "interested person" of the Trust.


(7) Mr. Vincent may have been deemed to be an interested person of the Trust, as defined in the 1940 Act during a portion of 2003, because he had beneficial ownership of 200 shares of Goldman, Sachs & Co., the parent company of a sub-adviser to one of the portfolios of the Trust, during a portion of 2003. Mr. Vincent no longer has beneficial ownership of those shares. The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract, owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings. Mr. Vincent was the beneficial owner of 200 shares of Goldman, Sachs & Co., the parent company of the portfolio manager of the Goldman Sachs Internet Tollkeeper(SM) Portfolio of the Trust, from December 2002 through February 2003. These shares were acquired by an account that Mr. Vincent does not directly manage, and he disposed of the shares upon learning that they were held in his account. Mr. Vincent may technically have been an "interested person," as defined in the 1940 Act, of the Goldman Sachs Internet Tollkeeper(SM) Portfolio and of the Trust during this period.

OWNERSHIP OF SHARES

Mr. Vincent was the beneficial owner of 200 shares of Goldman, Sachs & Co., the parent company of the portfolio manager of the Goldman Sachs Internet Tollkeeper(SM) Portfolio of the Trust, from December 2002 through February 2003. These shares were acquired by an account that Mr. Vincent does not directly manage, and he disposed of the shares upon learning that they were held in his account. Mr. Vincent may technically have been an "interested person," as defined in the 1940 Act, of the Goldman Sachs Internet Tollkeeper(SM) Portfolio and of the Trust during this period.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the company. A control person may be able to take actions regarding its portfolio without the consent or approval of shareholders.


Shares of the LifeStyle Portfolios may be offered to insurance companies as depositors of separate accounts which are used to fund variable annuity contracts ("VA Contracts") and variable life insurance contracts ("VLI Contracts"). ING Annuity and Insurance Company may be deemed a control person of certain series of the Trust in that certain of its separate accounts hold more than 25% of the shares of these series.


As of May 3, 2004, the LifeStyle Portfolios had not commenced operations and, therefore, no Variable Contract Owner owned a Variable Contract that entitled the owner to give voting instructions with respect to 5% or more of the shares of the LifeStyle Portfolios. The Trustees and Officers of the Trust as a group owned less that 1% of the outstanding shares of any Portfolio of the Trust as of May 3, 2004.

MANAGER

INFORMATION ABOUT THE MANAGER

ING Investments, LLC ("ING Investments" or the "Manager") serves as the investment manager for each Portfolio and is registered with the SEC as an investment adviser. ING Investments, subject to the authority of the Trustees, has the overall responsibility for the management of the LifeStyle Portfolios. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING Groep N.V. seeks to provide a full range of integrated financial services to private, corporate and institutional clients through a variety of distribution channels. The principal executive offices are located at Strawinskylaan 2631, 1077 ZZ Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

ING Investments began investment management in April, 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles. On February 26, 2001, the name of the Manager changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On March 1, 2002, the name of the Manager changed to ING Investments, LLC. As of March 31, 2004, ING Investments had assets under management of over $35.4 billion. ING Investments' principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

MANAGEMENT AGREEMENT

Pursuant to an investment management agreement between the Manager and the Trust (the "Agreement"), the Manager, subject to the direction of the Board of Trustees, is responsible for furnishing continuous investment supervision to the LifeStyle Portfolios and is responsible for the management of the LifeStyle Portfolios. The Manager is authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of each Portfolio's assets and the purchase and sale of portfolio securities for each Portfolio. The Agreement provides that the Manager is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

In considering the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling. However, the Board of Trustees initially scrutinized the fees to paid by the LifeStyle Portfolios under the Agreement and concluded that the fees to be paid to the Manager are reasonable in relation to the services to be rendered, and that the anticipated expenses to be borne by the shareholders were reasonable. The Board of Trustees further determined that the contractual arrangements offer an appropriate means for the LifeStyle Portfolios to obtain high quality portfolio management services in furtherance of the LifeStyle Portfolios' objectives, and to obtain other appropriate services for the LifeStyle Portfolios.


The factors considered by the Board of Trustees in reviewing the Agreement included, but were not limited to, the following: (1) the nature and quality of the services to be provided by ING Investments; (2) the fairness of the compensation under the Agreement in light of the services to be provided; (3) qualifications of the personnel, portfolio management capabilities, and investment methodologies of the Manager; (4) the Manager's operations, compliance program, policies with respect to trade allocation and brokerage practices and proxy voting policies and procedures; (5) the Manager's financial condition; (6) the costs for the services to be provided by the Manager; (7) the appropriateness of the selection of the Manager in light of each Portfolio's investment objective and prospective investor base; and (8) the Manager's Code of Ethics and related procedures for complying therewith.

In reviewing the terms of the Agreement and in discussions with ING Investments concerning the Agreement, the Independent Trustees were represented by independent legal counsel. As part of the review process, the Independent Trustees reviewed materials provided by the Manager and its personnel, operations, financial condition, philosophy of management, performance expectations and methods of operations as they would relate to the LifeStyle Portfolios. In addition, the Independent Trustees reviewed and discussed the terms and provisions of the Agreement.

Based upon its review, the Board of Trustees has determined that the Agreement is in the best interests of the LifeStyle Portfolios and their shareholders and that the fees to be paid under the Agreement are fair and reasonable. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Trustees, with respect to each Portfolio, including the unanimous vote of the Independent Trustees, approved the Agreement.

The Agreement continues in effect for an initial two year period and from year to year thereafter with respect to each Portfolio so long as it is approved annually by (i) the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or by the Board of Trustees, and (ii) a majority of the Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Agreement is terminable without penalty with not less than 60 days' notice by the Board of Trustees or by a vote of the holders of a majority of the Portfolio's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Manager. The Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

As compensation for its services under the Agreement, the Trust pays the Manager a monthly fee in arrears and expressed as an annual percentage of the applicable Portfolio's average daily net assets as follows:

ING LifeStyle Moderate Portfolio                     0.14%
ING LifeStyle Moderate Growth Portfolio              0.14%
ING LifeStyle Growth Portfolio                       0.14%
ING LifeStyle Aggressive Growth Portfolio            0.14%

Because the LifeStyle Portfolios had not commenced operations as of December 31, 2003, no fees were paid to the Manager under the Agreement for the fiscal years ended December 31, 2003, 2002 and 2001.

EXPENSE LIMITATION AGREEMENT

The Manager has entered into an expense limitation agreement with each Portfolio, pursuant to which the Manager has agreed to waive or limit its fees. In connection with this agreement, the Manager will assume other expenses so that the total annual ordinary operating expenses of each Portfolio (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Portfolio's business, and expenses of any counsel or other persons or services retained by the Portfolio's Trustees who are not "interested persons" (as defined in the 1940 Act) of the Manager) do not exceed 0.14% of the Portfolio's average daily net assets, subject to possible recoupment by the Manager within three years.


The expense limitation agreement provides that the expense limitation shall continue until December 31, 2005. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Manager provides written notice of termination of the agreement to a lead Independent Trustee of the Registrant within ninety (90) days' prior to the end of the then-current term or upon termination of the Agreement. The expense limitation agreement may also be terminated by the Portfolio, without payment of any penalty, upon ninety (90) days' prior written notice to the Manager at its principal place of business.

ADMINISTRATOR

ING Funds Services, LLC ("ING Funds Services"), an affiliate of ING Investments, serves as Administrator for the LifeStyle Portfolios. The administrative services performed by ING Funds Services include acting as a liaison among the various service providers to the LifeStyle Portfolios, including the custodian, portfolio accounting agent, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services is also responsible for ensuring that the LifeStyle Portfolios operate in compliance with applicable legal requirements and monitoring for compliance with requirements under applicable law and with the investment policies and restrictions of the LifeStyle Portfolios. The address of the Administrator is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. For its services under the Administration Services Agreement, ING Funds Services receives no compensation for its service to the LifeStyle Portfolios.

DISTRIBUTOR

Directed Services, Inc. ("DSI") serves as each Portfolio's principal underwriter and distributor. DSI's principal executive offices are located at 1475 Dunwoody Drive, West Chester, PA 19380. DSI is not obligated to sell a specific amount of the Portfolio's shares. DSI bears all expenses of providing distribution services, including the costs of sales presentations, mailings, advertising, and any other marketing efforts by DSI in connection with the distribution or sale of the shares. DSI, like the Manager, is an indirect wholly owned subsidiary of ING Groep, N.V, and serves as the investment adviser to certain portfolios of the Trust that are not described in this SAI. Therefore, DSI may be deemed to be an affiliate of the LifeStyle Portfolios. The Manager may, from its own resources, compensate DSI for distribution services provided to the LifeStyle Portfolios.


The Trust currently offers the shares of its operating portfolios to, among others, separate accounts of ING USA Annuity and Life Insurance Company ("ING USA") to serve as the investment medium for Variable Contracts issued by ING USA. DSI is the principal underwriter and distributor of the Variable Contracts issued by ING USA. Prior to January 1, 2004, ING USA was known as Golden America Life Insurance Company ("Golden American"). On January 1, 2004, Golden American merged with Equitable Life Insurance Company of Iowa, United Life Insurance and Annuity Company, and USG Annuity and Life Company to form ING USA. Golden American is a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American was a wholly owned subsidiary of Equitable of Iowa Companies, Inc. The Trust may in the future offer shares of the Portfolios to separate accounts of other affiliated insurance companies.


CODE OF ETHICS

To mitigate the possibility that a Portfolio will be adversely affected by personal trading of employees, the LifeStyle Portfolios, the Manager and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal trading accounts of Trustees and others who normally come into possession of information on portfolio transactions. The Codes of Ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust; however, such persons are generally required to pre-clear all security transactions with the ING Funds' compliance officer and to report all transactions on a regular basis. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of the Codes of Ethics also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

DISCLOSURE OF THE LIFESTYLE PORTFOLIOS' PORTFOLIO SECURITIES

The LifeStyle Portfolios are required by the SEC to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the LifeStyle Portfolios' annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

Other than in regulatory filings, the LifeStyle Portfolios may provide their complete portfolio holdings schedule to third parties when the LifeStyle Portfolios have a legitimate business purpose for doing so. Specifically, the

LifeStyle Portfolios' disclosure of their portfolio holdings may include disclosure: to the LifeStyle Portfolios' auditors for use in providing audit opinions; to financial printers for the purpose of preparing the LifeStyle Portfolios' regulatory filings; for the purpose of due diligence regarding a merger or acquisition; to a new adviser or Portfolio Manager prior to the commencement of its management of the LifeStyle Portfolios; to rating agencies for use in developing a rating for the LifeStyle Portfolios; to consultants for use in providing asset allocation advice in connection with an investment by the LifeStyle Portfolios in the Underlying Funds; to service providers, such as proxy-voting services providers and portfolio-management database providers, in connection with their providing services benefiting the LifeStyle Portfolios; and for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining LifeStyle Portfolios' shareholders.

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the LifeStyle Portfolios' portfolio securities. The procedures and guidelines delegate to the Manager the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting procedures, which require the Manager to vote proxies in accordance with the Portfolio's proxy voting procedures and guidelines, an independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and record-keeping and disclosure services. In addition, the Board established the Valuation and Proxy Voting Committee to oversee the implementation of the Portfolio's proxy voting procedures. A copy of the proxy voting procedure guidelines of the LifeStyle Portfolios, including procedures of the Manager, is attached hereto as Appendix B. Beginning on or about August 31, 2004, and no later than August 31st annually thereafter, information regarding how the portfolios of the Trust vote proxies relating to portfolio securities for the one year period ending June 30th will be made available through the ING Funds' website (http://www.ingfunds.com) or by accessing the SEC's EDGAR database (http://www.sec.gov).


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS(1)

Investment decisions for each Portfolio are made by the Portfolio Manager of each Portfolio. Each Portfolio Manager has investment advisory clients other than the Portfolio. A particular security may be bought or sold by a Portfolio Manager for clients even though it could have been bought or sold for other clients at the same time. In the event that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, allocated between such clients in a manner deemed fair and reasonable by the Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Portfolio Manager, and the results of such allocations, are subject to periodic review by the Trust's Manager and Board of Trustees. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

The Manager places all orders for the purchase and sale of portfolio securities, options, and futures contracts for a Portfolio through a substantial number of brokers and dealers or futures commission merchants. In executing transactions, the Manager will attempt to obtain the best execution for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, confidentiality, including trade anonymity, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on U.S. stock exchanges for the account of a Portfolio, the Manager may pay higher commission rates than the lowest available when the Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as

----------
(1) For purposes of this section, the discussion relating to investment decisions made by the Manager with respect to a Portfolio also includes investment decisions made by a Portfolio Manager with respect to an Underlying Fund. For convenience, only the terms Manager and Portfolio are used.

described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, in cases where there is no stated commission, the price will include an undisclosed commission or markup. There is generally no stated commission in the case of fixed income securities, which are generally traded in the over-the-counter markets, but the price paid by a Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers. Consistent with this practice, the Manager may receive research services from many broker-dealers with which the Manager places the Portfolio's portfolio transactions. The Manager may also receive research or research credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Manager and its affiliates in advising its various clients (including the LifeStyle Portfolios), although not all of these services are necessarily useful and of value in managing a Portfolio. The advisory fee paid by each Portfolio to the Manager is not reduced because the Manager and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Manager may cause a Portfolio to pay a broker-dealer, which provides "brokerage and research services" (as defined in the Act) to the Manager, a disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.

As noted above, the Manager may purchase new issues of securities for a Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Portfolio Manager with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit a Portfolio, other clients of the Manager, and the Portfolio Manager without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the LifeStyle Portfolios as well as shares of other investment companies or accounts managed by the Managers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the LifeStyle Portfolios.

On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Portfolio as well as its other customers (including any other Portfolio or other investment adviser or subadviser), the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be equitable and consistent with its fiduciary obligations to a Portfolio and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Portfolio.

Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

The Manager may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Manager where, in the judgment of the Manager, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers. Pursuant to SEC Rules, a broker-dealer that is an affiliate of the Manager may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer or the Manager, and if there is in effect a written contract between the Manager and the Trust expressly permitting the affiliated broker-dealer or the Manager to receive and retain such compensation. The Agreement provides that the Manager may retain compensation on transactions effected for a Portfolio in accordance with the terms of these rules.


SEC rules further require that commissions paid to such an affiliated broker-dealer or the Manager by a Portfolio on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board of Trustees has adopted procedures for evaluating the reasonableness of commissions and will review these procedures periodically. Each of the following is a registered broker-dealer and an affiliate of the Manager as of March 31, 2004: ING Baring Financial Products, ING Baring Grupo Financiero (Mexico) S.A. de C.V, ING Baring Holding Nederland B.V., ING Baring Holdings Limited, ING Baring Investment (Eurasia) ZAO, ING Baring Operational Services (Taiwan) Limited, ING Baring Securities (France ) S.A., ING Baring Securities (Hong Kong) Ltd., ING Baring Securities (Hungary) Rt., ING Baring Securities (India) Pvt. Ltd., ING Baring Securities (Japan) Limited, ING Baring Securities (Overseas) Ltd., ING Baring Securities (Philippines) Inc., ING Baring Securities (Poland) Holding B.V.ING Baring Securities (Romania) S.A., ING Baring Securities (Singapore) Pte Ltd, ING Baring Securities (Slovakia), o.c.p.a.s., ING Baring Securities (Taiwan) Limited (SICE), ING Baring Securities (Thailand) Limited, ING Baring Securities Argentina S.A., ING Baring Securities Holdings
Limited, ING Baring Securities Management Services (Hong Kong) Ltd, ING Baring Securities Pakistan (Private) Limited, ING Baring Securities Services Limited, ING Baring Sociedad de Bolsa (Argentina), S.A., ING Baring South Africa Limited, ING Barings Corp., ING Barings Deutschland (GmbH), ING Barings Ecuador Casa de Valores S.A., ING Barings Southern Africa (proprietary) Limited, ING Derivatives (London) Limited, ING Direct Funds Limited, ING Ferri S.A., ING Fund Management B.V., ING Futures & Options (Hong Kong) Limited, ING Futures & Options (Singapore) Pte Ltd., ING Guilder Corretora de Cambio E Titulis S.A., ING Guilder Distribuidora de Titulos E Valores Mobiliarios S/A, ING Insurance Agency, Inc., ING Insurance Agency, Inc. (Massachusetts), ING Insurance Agency, Inc. (Texas), ING Investment Management (Europe) B.V., ING Investment Management B.V., ING Securities (Eurasia) ZAO, ING Sviluppo SIM S.P.A., ING Taurus Holdings LLC, ING Valores (Venezuela) C.A., Liquidity Services Ltd., MC-BBL Securities Ltd.,
PrimeVest Financial Services, Inc., PT ING Baring Securities Indonesia, Sutherlands (Holdings) Ltd., Sutherlands International Ltd., Sutherlands Ltd., Sutherlands Nominees Ltd., T&C Nominees Ltd., Vermeulen Raemdonck S.A., Williams de Broe Securities Ltd., and Yvop Floorbrokers B.V.

Any of the above firms may retain compensation on transactions effected for a Portfolio in accordance with these rules and procedures.


The Manager may use its best efforts (subject to obtaining best execution of each transaction) to allocate up to 25% of a Portfolio's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will effect a recapture of a portion of the brokerage commissions (in the form of a credit to the portfolio) to pay certain expenses of that portfolio.

Because the LifeStyle Portfolios had not commenced operations as of December 31, 2003, brokerage commissions and affiliated brokerage commissions were not paid on behalf of the LifeStyle Portfolios.


PORTFOLIO TURNOVER

Before investing in a portfolio of the Trust, you should review its portfolio turnover rate, which may be found in the financial highlights section of the prospectus. A Portfolio's turnover rate will provide you with an indication of the potential effect of transaction costs on the portfolio's future returns. In general, the greater the volume of buying and selling by the portfolio, the greater the impact that brokerage commissions and other transaction costs will have on its return.

Portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of portfolio securities owned by the portfolio during the year. A 100% portfolio turnover rate would occur, for example, if a portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.


                                 NET ASSET VALUE

As noted in the Prospectus, the net asset value ("NAV") and offering price of each class of each Portfolio's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Portfolio shares will not be priced on these days. On those days, securities held by an Underlying Fund may nevertheless be actively traded, and the value of a Portfolio's shares could be indirectly affected. As a general matter, the LifeStyle Portfolios do not invest directly in securities. However, the following is information regarding the calculation of NAV for the Underlying Funds and the LifeStyle Portfolios.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectus. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Portfolios' Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The prices of foreign securities are determined using information derived from pricing services and other sources. The value of the foreign securities traded on exchanges outside the United States is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a Portfolio's valuation). Foreign securities markets may close before a Portfolio determines its NAV. European, Asian, Latin American, or other international securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio's net asset value may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio.

If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such securities closes but before the time that the Portfolio's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such securities at the time the Portfolio calculates its net asset value. The Board has adopted procedures under which the fair value of foreign securities may, upon the occurrence of a significant event, be determined as of the time a Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolios are not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless a market movement or other event has occurred which constitutes a significant event under procedures adopted by the Board or unless closing prices are otherwise deemed unreliable, events affecting the values of portfolio securities that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio's net asset value per share.

Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time NAV is computed.

Options on currencies purchased by the Portfolios are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

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The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by Hard Assets' custodian bank or other broker-dealers or banks approved by Hard Assets, on each date that the NYSE is open for business.

The fair value of other assets is added to the value of all securities positions to arrive at the value of a Portfolio's total assets. The Portfolio's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

In computing the net asset value for a class of shares of a Portfolio, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

Orders received by dealers prior to the close of regular trading on the NYSE will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Eastern time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio. Orders received by dealers after the close of regular trading on the NYSE will be confirmed at the next computed offering price as described in the Prospectus.

                             PERFORMANCE INFORMATION

The Trust may, from time to time, include the yield of the portfolios of the Trust, and the total return of the portfolios in advertisements or sales literature. In the case of Variable Contracts, performance information for a portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the separate account to which the portfolio offers its shares.

Quotations of yield for the portfolios of the Trust will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the SEC), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

         YIELD = 2 [((a-b)/cd  + 1)^(TO THE POWER OF 6) - 1]

where,

         a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio of the Trust will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T) ^(TO THE POWER OF n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

As of the date of this SAI, the Lifestyle Portfolios have not commenced operations, therefore have not computed an average annual return. The LifeStyle Portfolios had not commenced operations as of the date of this SAI and therefore did not have average annual total return for the fiscal year ended December 31, 2003.

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Performance information for a portfolio of the Trust may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the S&P 500 Index and the Merrill Lynch U.S. High Yield BB-B Rated Index, or other indexes that measure performance of a pertinent group of securities, (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the portfolio. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.


Reports and promotional literature may also contain other information including
(i) the ranking of any LifeStyle Portfolio derived from rankings of mutual funds or other investment products tracked by Lipper Analytical Services, Inc. or by other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria, and
(ii) the effect of tax deferred compounding on a portfolio's investment returns, or returns in general, which may by illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a portfolio of the Trust (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

In addition, reports and promotional literature may contain information concerning the Manager, the Portfolio Managers, or affiliates of the Trust, including (i) performance rankings of other mutual funds managed by a Portfolio Manager, or the individuals employed by a Portfolio Manager who exercise responsibility for the day-to-day management of a portfolio of the Trust, including rankings of mutual funds published by Morningstar, Inc., Value Line Mutual Fund Survey, or other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; and (iii) information regarding services rendered by the Manager to the Trust, including information related to the selection and monitoring of the Portfolio Managers. Reports and promotional literature may also contain a description of the type of investor for whom it could be suggested that a portfolio is intended, based upon each portfolio's investment objectives.

In the case of Variable Contracts, quotations of yield or total return for a portfolio of the Trust will not take into account charges and deductions against any Separate Accounts to which the portfolio shares are sold or charges and deductions against the life insurance policies or annuity contracts issued by ING USA, although comparable performance information for the Separate Account will take such charges into account. Performance information for any portfolio of the Trust reflects only the performance of a hypothetical investment in the portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the portfolio's investment objective or objectives and investment policies, the characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                      TAXES

Shares of the LifeStyle Portfolios may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Variable Contract and to the LifeStyle Portfolios' Manager and its affiliates.

Each Portfolio intends to qualify, and expects to continue to qualify, to be taxed as a regulated investment company ("RIC") under the Code. To qualify for that treatment, a Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following
(1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If each Portfolio qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each Portfolio should have little or no income taxable to it under the Code.

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The LifeStyle Portfolios must comply with (and intends to also comply with) the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.

The Treasury Department has issued various rulings and other pronouncements addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. The arrangements concerning these LifeStyle Portfolios are similar to, but different in some respects from, those described by the Treasury Department in rulings in which it was determined that variable contract owners were not owners of separate account assets. Since you may have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that the IRS might treat you as the owner of your variable contract's proportionate share of the assets of the separate account. You should review your variable contract's Prospectus and SAI and you should consult your own tax advisor as to the possible application of the "investor control" doctrine to you.

If a Portfolio fails to qualify to be taxed as a regulated investment company, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Portfolio's available earnings and profits. Owners of Variable Contracts which have invested in such a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply when a Portfolio's only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts and by certain qualified pension plans. To avoid the excise tax, each Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.

The use of hedging strategies by the Underlying Funds, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the LifeStyle Portfolios. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the Income Requirement.

Foreign Investments -- Underlying Funds investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any Portfolio that invests in Underlying Funds that invest in foreign securities or currencies is reduced by these foreign taxes. Owners of Variable Contracts investing in such LifeStyle Portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

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Certain Underlying Funds may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. An Underlying Fund investing in securities of PFICs may be subject to U.S. Federal income taxes and interest charges, which would reduce the investment yield of an Underlying Fund making such investments. Owners of Variable Contracts investing in LifeStyle Portfolios that invest in such an Underlying Fund would indirectly bear the cost of these taxes and interest charges. In certain cases, an Underlying Fund that invests in PFICs may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Underlying Fund. However, no assurance can be given that such elections can or will be made.

The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the LifeStyle Portfolios and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of each Portfolio's activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.

                                OTHER INFORMATION

CAPITALIZATION

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 46 different investment portfolios. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the Trust's shareholders. When issued in accordance with the terms of the Agreement and Declaration of Trust, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights, conversion rights, or subscription rights. In liquidation of a portfolio of the Trust, each shareholder is entitled to receive his or her PRO RATA share of the net assets of that portfolio. All of the LifeStyle Portfolios discussed in this SAI are diversified.


On May 1, 2003, the Trust's name was changed to the ING Investors Trust. Prior to that date on January 31, 1992, the name of the Trust was changed to The
GCG Trust from The Specialty Managers Trust.


VOTING RIGHTS

Shareholders of the Lifestyle Portfolios are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Agreement and Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trust's shares do not have cumulative voting rights. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. The Trust is required to assist in shareholders' communications.

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PURCHASE OF SHARES

Shares of the Lifestyle Portfolios may be offered for purchase by separate accounts of insurance companies to serve as an investment medium for the variable contracts issued by the insurance companies and to certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Portfolios serving as investment mediums for variable contracts. Shares of the Portfolios are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated. The Trust currently does not foresee any disadvantages to variable contract owners or other investors arising from offering the Trust's shares to separate accounts of unaffiliated insurers, separate accounts funding both life insurance polices and annuity contracts in certain qualified pension and retirement plans; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts or pension and retirement plans participating in the Trust might at sometime be in conflict. However, the Board of Trustees and insurance companies whose separate accounts invest in the Trust are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, between separate accounts of unaffiliated insurers, and between various contract owners or pension and retirement plans. The Board of Trustees will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, in one or more insurance company separate accounts might withdraw their investment in the Trust. This might force the Trust to sell securities at disadvantageous prices.

If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio's shares.

Shares of each Portfolio are sold at their respective net asset values (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Trust.

REDEMPTION OF SHARES

Shares of any Portfolio may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request by an insurance company whose separate account invests in a LifeStyle Portfolio. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio's shares.

EXCHANGES

Shares of the same class of any one portfolio of the Trust may be exchanged for shares of the same class of any of the other investment portfolios of the Trust. Exchanges are treated as a redemption of shares of one portfolio of the Trust and a purchase of shares of one or more of the other portfolios of the Trust and are effected at the respective net asset values per share of each portfolio on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice. Variable contract owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the portfolios, and should refer to the Prospectus for the applicable variable contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company separate account that invest in a portfolio of the Trust.

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The Trust reserves the right to discontinue offering shares of one or more portfolios at any time. In the event that a portfolio ceases offering its shares, any investments allocated by an insurance company to such portfolio will be invested in the Liquid Assets of the Trust or any successor to such portfolio.

CUSTODIAN

The Bank of New York, One Wall Street, New York, NY, 10286, serves as Custodian of the Trust's securities and cash and is responsible for safekeeping the Trust's assets and portfolio accounting services for the LifeStyle Portfolios.

TRANSFER AGENT

DST Systems, Inc., P.O. Box 419368, Kansas City, MO 64141, serves as the transfer agent and dividend-paying agent to the LifeStyle Portfolios.

INDEPENDENT AUDITORS

KPMG LLP, located at 99 High Street Boston, MA 02110, has been appointed as the Trust's independent auditor. KPMG LLP audits the financial statements of the Trust and provides other audit, tax, and related services.

LEGAL COUNSEL

Legal matters for the Trust are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

REGISTRATION STATEMENT

This SAI and the accompanying Prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the SEC.

The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

Since the LifeStyle Portfolios have not yet commenced operations, financial statements are not yet available for the LifeStyle Portfolios. The fiscal year of the Trust ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent auditors will be sent to shareholders each year. When available, annual and semi-annual reports may be obtained without charge by contacting the Trust at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180.

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                                   APPENDIX A

                           DESCRIPTION OF BOND RATINGS

         Excerpts from Moody's Investors Service, Inc.'s ("Moody's") description of its bond ratings:

         Aaa - judged to be the best quality; they carry the smallest degree of investment risk. Aa - judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds. A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations." Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Ba - judged to have speculative elements; their future cannot be considered as well assured. B - generally lack characteristics of the desirable investment. Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - speculative in a high degree; often in default. C - lowest rate class of bonds; regarded as having extremely poor prospects.

         Moody's also applies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

         Excerpts from Standard & Poor's Rating Group ("S&P") description of its bond ratings:

         AAA - highest grade obligations; capacity to pay interest and repay principal is extremely strong. AA - also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. A - regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories - this group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C- predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and C the highest.

         S&P applies indicators "+", no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

        DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND
                                  INSTRUMENTS:

         Moody's ratings for municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

         MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2: This denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

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           DESCRIPTION OF MOODY'S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the 1933 Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest:

         PRIME-1: Issuers rates Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

         PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

DESCRIPTION OF S&P'S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT GRADE

         AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         A: Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

         BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

         D: Debt rated "D" is in default, and repayment of interest and/or repayment of principal is in arrears.

         PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

         SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issued determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

DESCRIPTION OF S&P'S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL
PAPER:

         An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Trust may invest are as follows:

         A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

         A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                                   APPENDIX B
                             PROXY VOTING PROCEDURES

                                    ING FUNDS

                                   ----------

                             PROXY VOTING PROCEDURES
                          Effective as of July 10, 2003
                As amended August 21, 2003 and November 17, 2003
                                   ----------

I.      INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by each of the Funds' Board of Trustees/Directors(2) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(3) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.     VALUATION AND PROXY VOTING COMMITTEE

The Boards hereby delegate to the Valuation and Proxy Voting Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined below and in the Adviser's proxy voting procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.    DELEGATION OF VOTING RESPONSIBILITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of each Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation and Proxy Voting Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

----------

(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation and Proxy Voting Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation and Proxy Voting Committee with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" within the meaning of Section 2(a)(19) the Investment Company Act of 1940.

When a Fund is a feeder in a master/feeder structure, proxies for the portfolio securities of the master fund will be voted pursuant to the master fund's proxy voting policies and procedures.

IV.  APPROVAL AND REVIEW OF PROCEDURES

Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to such procedures must be approved by the Board or the Valuation and Proxy Voting Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation and Proxy Voting Committee at its next regularly scheduled meeting.

V.   VOTING PROCEDURES AND GUIDELINES

The Guidelines which are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

        A.   Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, they appear to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

        B.   Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration. Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

             1.   Votes in Accordance with Agent Recommendation

In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

             2.   Non-Votes

The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

             3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then request that each member of the Proxy Group and each Investment

Professional participating in the voting process provide a Conflicts Report (as such term is defined for purposes of the Adviser's proxy voting procedures).

If Counsel determines that a conflict of interest appears to exist with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will then call a meeting of the Valuation and Proxy Voting Committee and forward to such committee all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser's proxy voting procedures).

If Counsel determines that there does not appear to be a conflict of interest with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

             4.   Referrals to a Fund's Valuation and Proxy Voting Committee

A Fund's Valuation and Proxy Voting Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.     CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends a vote contrary to the Procedures and Guidelines, or contrary to the recommendation of the Agent, or where the Procedures and Guidelines are silent and the Agent has made no recommendation, and Counsel has determined that a conflict of interest appears to exist with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Valuation and Proxy Voting Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it may be deemed to have a conflict of interest.

VII.    REPORTING AND RECORD RETENTION

Beginning in August 2004, on an annual basis, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record posted for any Fund that is a feeder in a master/feeder structure will be that of the master fund. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS

                             PROXY VOTING PROCEDURES

                                ING EQUITY TRUST
                                 ING FUNDS TRUST
                           ING INVESTMENT FUNDS, INC.
                               ING INVESTORS TRUST
                               ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                           ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST
                               USLICO SERIES FUND

Effective as of July 10, 2003

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS

                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,

                             DIRECTED SERVICES, INC.

                                       AND

                     ING LIFE INSURANCE AND ANNUITY COMPANY

                                   ----------

                             PROXY VOTING PROCEDURES
                    Effective as of July 10, 2003, as amended
                                   ----------

I.      INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.  ROLES AND RESPONSIBILITIES

        A.   Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines ("Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, the Proxy Coordinator will call a meeting of the Proxy Group.

        B.   Agent

An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with the ING Funds' Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation and Proxy Voting Committee.

The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

        C.   Proxy Group

The Adviser shall establish a Proxy Group (the "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group.

A meeting of the Proxy Group will be held whenever the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation with respect to a vote on a proposal.

For each proposal referred to the Proxy Group, it will review (1) the Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s) and (4) any other resources that the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent. If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall follow the procedures for such voting as established by a Fund's Board.

        D.   Investment Professionals

The Funds' Advisers, sub-advisers and/or portfolio managers (referred to herein as "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.    VOTING PROCEDURES

        A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

        B.   Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

        C.   Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

             1.   Votes in Accordance with Agent Recommendation

In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

             2.   Non-Votes

The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

             3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

             4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.     CONFLICTS OF INTEREST

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group and each Investment Professional participating in the voting process must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives.

For all matters for which the Proxy Group recommends a vote contrary to Procedures and Guidelines, or the recommendation of the Agent, where applicable, or where the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.      REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

           NAME                                      TITLE OR AFFILIATION
Stanley D. Vyner              Chief Investment Risk Officer and Executive Vice President of ING
                              Investments, LLC

Karla J. Bos                  Acting Proxy Coordinator

Maria Anderson                Assistant Vice President - Manager Fund Compliance of ING Funds Services,
                              LLC

Michael J. Roland             Executive Vice President and Chief Financial Officer of ING Investments, LLC

Todd Modic                    Vice President of Financial Reporting - Fund Accounting of ING Funds
                              Services, LLC

Theresa K. Kelety, Esq.       Counsel, ING Americas US Legal Services

     Effective as of April 21, 2004

                                    EXHIBIT 3

                                     TO THE

                        ING FUNDS PROXY VOTING PROCEDURES


                                   ----------
                    PROXY VOTING GUIDELINES OF THE ING FUNDS

                    Effective as of July 10, 2003, as amended

                                   ----------

I.      INTRODUCTION

The following is a statement of the proxy voting Guidelines that have been adopted by the respective Boards of Directors or Trustees of each Fund.

Proxies must be voted in the best interest of the Fund. The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.     GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous Governance Provisions, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in Global Proxies.

In all cases where "case-by-case" consideration is noted, it shall be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc. Such policy may be overridden in any case pursuant to the procedures outlined herein.

             1.   THE BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

        Votes on director nominees should be made on a CASE-BY-CASE basis.

SEPARATING CHAIRMAN AND CEO

        Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately.

PROPOSALS SEEKING A MAJORITY OF INDEPENDENT DIRECTORS

        Evaluate on a CASE-BY-CASE basis shareholder proposals asking that a majority of directors be independent. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

STOCK OWNERSHIP REQUIREMENTS

        Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

TERM OF OFFICE

        Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

AGE LIMITS

        Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

        Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:

             (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

             (2)  Only if the director's legal expenses would be covered.

             2.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

        Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

REIMBURSE PROXY SOLICITATION EXPENSES

        Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

             3.   AUDITORS

RATIFYING AUDITORS

        Generally, vote FOR proposals to ratify auditors.

NON-AUDIT SERVICES

        Consider on a CASE-BY-CASE basis proposals to approve auditors when total non-audit fees exceed the total of audit fees, audit-related fees and permissible tax fees.

AUDITOR INDEPENDENCE

        Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

AUDIT FIRM ROTATION (SHAREHOLDER PROPOSALS)

        Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

             4.   PROXY CONTEST DEFENSES

BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

        Generally, vote AGAINST proposals to classify the board.

        Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

        Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

        Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

        Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

        Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING

        Generally, vote AGAINST proposals to eliminate cumulative voting.

        Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

        Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

        Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

        Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

        Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

        Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.

        Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

             5.   TENDER OFFER DEFENSES

POISON PILLS

        Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

        Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

        Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS

        Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

        Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL

        Generally, vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

        Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL

        Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

        Generally, vote AGAINST dual-class exchange offers.

        Generally, vote AGAINST dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

        Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

        Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

        Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

        Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS

        Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

             6.   MISCELLANEOUS GOVERNANCE PROVISIONS

CONFIDENTIAL VOTING

        Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

               - In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
               -  If the dissidents agree, the policy remains in place.
               - If the dissidents do not agree, the confidential voting policy is waived.

        Generally, vote FOR management proposals to adopt confidential voting.

EQUAL ACCESS

        Generally, vote FOR shareholder proposals that would allow significant company shareholders (defined as those holding more than $5 million in securities of the company in question) equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

BUNDLED PROPOSALS

        Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

SHAREHOLDER ADVISORY COMMITTEES

        Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

      7.       CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

        Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.

        Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

        Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS

        Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

PREFERRED STOCK

        Generally, vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

        Generally, vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

        Generally, vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

        Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

        Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

        Generally, vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

        Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS

        Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

SHARE REPURCHASE PROGRAMS

        Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

TRACKING STOCK

        Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

EXECUTIVE AND DIRECTOR COMPENSATION

        Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

        Generally, vote AGAINST management proposals seeking approval to reprice options.

DIRECTOR COMPENSATION

        Votes on stock-based plans for directors are made on a CASE-BY-CASE basis.

EMPLOYEE STOCK PURCHASE PLANS

        Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-RELATED COMPENSATION PROPOSALS:

        AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES

                  Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

        AMENDMENTS TO ADD PERFORMANCE-BASED GOALS

                  Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

        AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

                  Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

        APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

                  Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

        Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

        Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES

        Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

        Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

        Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS

        Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

EXPENSING OF STOCK OPTIONS

        Consider shareholder proposals to expense stock options on a CASE-BY-CASE basis.

             8.   STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES

        Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS

        Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis.

             9.   MERGERS AND CORPORATE RESTRUCTURINGS

MERGERS AND ACQUISITIONS

        Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

CORPORATE RESTRUCTURING

        Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

SPINOFFS

        Votes on spinoffs should be considered on a CASE-BY-CASE basis.

ASSET SALES

        Votes on asset sales should be made on a CASE-BY-CASE basis.

LIQUIDATIONS

        Votes on liquidations should be made on a CASE-BY-CASE basis.

ADJOURNMENT

        Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

APPRAISAL RIGHTS

        Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME

        Generally, vote FOR changing the corporate name.

             10.  MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

        Vote the election of directors on a CASE-BY-CASE basis.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

        Vote conversion proposals on a CASE-BY-CASE basis.

PROXY CONTESTS

        Vote proxy contests on a CASE-BY-CASE basis.

INVESTMENT ADVISORY AGREEMENTS

        Vote the investment advisory agreements on a CASE-BY-CASE basis.

APPROVING NEW CLASSES OR SERIES OF SHARES

        Generally, vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

        Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 ACT POLICIES

        Vote these proposals on a CASE-BY-CASE basis.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

        Vote these proposals on a CASE-BY-CASE basis.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

        Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS

        Vote these proposals on a CASE-BY-CASE basis.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

        Vote these proposals on a CASE-BY-CASE basis.

CHANGES TO THE CHARTER DOCUMENT

        Vote changes to the charter document on a CASE-BY-CASE basis.

CHANGING THE DOMICILE OF A FUND

        Vote reincorporations on a CASE-BY-CASE basis.

CHANGE IN FUND'S SUBCLASSIFICATION

        Vote these proposals on a CASE-BY-CASE basis.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

        Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS

        Vote these proposals on a CASE-BY-CASE basis.

MASTER-FEEDER STRUCTURE

        Generally, vote FOR the establishment of a master-feeder structure.

CHANGES TO THE CHARTER DOCUMENT

        Vote changes to the charter document on a CASE-BY-CASE basis.

MERGERS

        Vote merger proposals on a CASE-BY-CASE basis.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

        Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

        Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

TERMINATE THE INVESTMENT ADVISOR

        Vote to terminate the investment advisor on a CASE-BY-CASE basis.

             11.  SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

             12.  GLOBAL PROXIES

While a number of the foregoing Guidelines may be applied to both U.S. and global proxies, the following provide for the differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

ROUTINE MANAGEMENT PROPOSALS

        Generally, vote FOR the following and other similar routine management proposals:

          -  the opening of the shareholder meeting
          - that the meeting has been convened under local regulatory requirements
          -  the presence of quorum
          -  the agenda for the shareholder meeting
          -  the election of the chair of the meeting
          - the appointment of shareholders to co-sign the minutes of the meeting
          -  regulatory filings (e.g., to effect approved share issuances)
          - the designation of inspector or shareholder representative(s) of minutes of meeting
          - the designation of two shareholders to approve and sign minutes of meeting
          -  the allowance of questions

          -  the publication of minutes
          -  the closing of the shareholder meeting

DISCHARGE OF MANAGEMENT/SUPERVISORY BOARD MEMBERS

        Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

DIRECTOR REMUNERATION

        Consider director compensation plans on a CASE-BY-CASE basis. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

APPROVAL OF FINANCIAL STATEMENTS AND DIRECTOR AND AUDITOR REPORTS

        Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company's financial accounts and reporting.

REMUNERATION OF AUDITORS

        Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

INDEMNIFICATION OF AUDITORS

        Generally, vote AGAINST proposals to indemnify auditors.

ALLOCATION OF INCOME AND DIVIDENDS

        Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

STOCK (SCRIP) DIVIDEND ALTERNATIVES

        Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DEBT ISSUANCE REQUESTS

        When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

        Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

FINANCING PLANS

        Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

RELATED PARTY TRANSACTIONS

        Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.

CAPITALIZATION OF RESERVES

        Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

ARTICLE AMENDMENTS

        Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

        Generally, vote FOR an article amendment if:
          -  it is editorial in nature;
          -  shareholder rights are protected;
          -  there is negligible or positive impact on shareholder value;
          -  management provides adequate reasons for the amendments; and
          -  the company is required to do so by law (if applicable).

252630.16.03

                               ING INVESTORS TRUST


                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 3, 2004

                                  ADVISER CLASS

                               INSTITUTIONAL CLASS

                                RETIREMENT CLASS

                                  SERVICE CLASS

                     ING EVERGREEN HEALTH SCIENCES PORTFOLIO

                          ING EVERGREEN OMEGA PORTFOLIO

     This Statement of Additional Information ("SAI") pertains to the portfolios listed above ("Portfolios"), each of which is a separate series of ING Investors Trust (the "Trust"). A prospectus for the Portfolios that provides the basic information you should know before investing in the Portfolios, may be obtained without charge from the Portfolios or the Portfolios' principal underwriter, Directed Services, Inc. ("DSI"). This SAI is not a prospectus. It should be read in conjunction with the prospectuses dated May 3, 2004 (each a "Prospectus," together the "Prospectuses"). This SAI is incorporated by reference in its entirety into the Prospectuses.

     The information in this SAI expands on information contained in the Prospectuses. The Prospectuses can be obtained without charge by contacting the Trust at the phone number or address below.

                               ING INVESTORS TRUST
                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                                  800-366-0066

INTRODUCTION                                                                   1
HISTORY                                                                        1
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES                            1
  FIXED INCOME INVESTMENTS                                                     1
   U.S. Government Securities                                                  1
  EQUITY INVESTMENTS                                                           2
   Common Stock and Other Equity Securities                                    2
   Preferred Stock                                                             2
   Convertible Securities                                                      2
   Warrants                                                                    3
   Eurodollar Convertible Securities                                           3
  DERIVATIVES                                                                  3
   Futures Contracts and Options on Futures Contracts                          4
   Options on Securities and Securities Indexes                                7
   Risks Associated With Futures and Futures Options                           9
   When-Issued, Delayed Delivery and Forward Commitment Transactions          10
  FOREIGN INVESTMENTS                                                         10
   Foreign Securities                                                         10
   Debt Securities Issued or Guaranteed by Supranational Organizations        12
   Depositary Receipts                                                        12
   Foreign Currency Transactions                                              13
   Options on Foreign Currencies                                              14
   Currency Management                                                        14
   Exchange Rate-Related Securities                                           15
  OTHER INVESTMENT PRACTICES AND RISKS                                        16
   Repurchase Agreements                                                      16
   Reverse Repurchase Agreements                                              16
   Other Investment Companies                                                 16
   Short Sales                                                                17
   Short Sales Against the Box                                                17
   Illiquid Securities                                                        17
   Restricted Securities                                                      17
   Borrowing                                                                  18
   Lending Portfolio Securities                                               18
   Foreign Currency Warrants                                                  18
   Temporary Defensive Investments                                            19
INVESTMENT RESTRICTIONS                                                       20
FUNDAMENTAL INVESTMENT RESTRICTIONS                                           20
NON-FUNDAMENTAL INVESTMENT POLICIES                                           22
MANAGEMENT OF THE TRUST                                                       22
   Share Ownership Policy                                                     30
   Trustees' Portfolio Equity Ownership Positions                             31
   Board Committees                                                           32
   Frequency of Board Meetings                                                33
   Compensation of Trustees                                                   33
   Ownership of Shares                                                        35
   Control Persons and Principal Shareholders                                 35
   The Management Agreement                                                   35
   Portfolio Manager                                                          39
   Distribution of Trust Shares                                               39

   Distribution Plan                                                          41
   Shareholder Servicing Agreement                                            43
   Code of Ethics                                                             44
   Disclosure of the Portfolios' Portfolio Securities                         45
   Proxy Voting Procedures                                                    45
PORTFOLIO TRANSACTIONS AND BROKERAGE                                          46
   Investment Decisions                                                       46
   Brokerage and Research Services                                            46
   Portfolio Turnover                                                         49
NET ASSET VALUE                                                               49
PERFORMANCE INFORMATION                                                       52
TAXES                                                                         53
OTHER INFORMATION                                                             56
   Capitalization                                                             56
   Voting Rights                                                              56
   Purchase of Shares                                                         57
   Redemption of Shares                                                       57
   Exchanges                                                                  58
   Custodian and Other Service Providers of the Portfolios                    58
   Independent Auditors                                                       58
   Legal Counsel                                                              58
   Registration Statement                                                     58
   Financial Statements                                                       59
APPENDIX A: DESCRIPTION OF BOND RATINGS                                       60
APPENDIX B: PROXY VOTING PROCEDURES                                           63

                                  INTRODUCTION

     This SAI Information is designed to elaborate upon information contained in the Prospectuses for the Portfolios, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Portfolios' securities and some investment techniques. Some of the Portfolios' investment techniques are described only in the Prospectuses and are not repeated herein. Unless otherwise noted, a Portfolio may invest up to 5% of its net assets in any type of security or investment not specifically noted in the Prospectus or this SAI that the Investment Adviser or Manager ("Manager") or portfolio manager ("Portfolio Manager" or "Portfolio Managers") reasonably believes is compatible with the investment objectives and policies of that Portfolio. Captions and defined terms in this SAI generally correspond to like captions and terms in the Prospectuses. Terms not defined herein have the meanings given them in the Prospectuses.

                                     HISTORY

     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 46 investment portfolios. The Trust is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions. This SAI pertains only to ING Evergreen Health Sciences Portfolio and ING Evergreen Omega Portfolio (individually, a "Portfolio," and together, the "Portfolios").

     On January 31, 1992, the name of the Trust was changed to The GCG Trust. Prior to that date, the name of the Trust was The Specialty Managers Trust. Effective May 1, 2003, the name of the Trust changed to ING Investors Trust.

                                 THE PORTFOLIOS

     This SAI pertains only to the ING Evergreen Health Sciences Portfolio and ING Evergreen Omega Portfolio. The investment objective of each Portfolio is not fundamental and, therefore, can be changed by the Board without the approval of a majority (as defined in the 1940 Act) of the respective Portfolio's outstanding voting securities.

               DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

FIXED INCOME INVESTMENTS

U.S. GOVERNMENT SECURITIES

     U.S. government securities are obligations of, or are guaranteed by, the U.S. government, its agencies or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury. Securities guaranteed by the U.S. government include: federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, described in the section on "Mortgage-Backed Securities," and Federal Housing Administration debentures). In guaranteed securities, the U.S. government unconditionally guarantees the payment of principal and interest, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

     Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Student Loan Marketing Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. The Portfolios will invest in securities of such agencies or instrumentalities only when the Adviser or Portfolio Manager is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

     A Portfolio may also purchase obligations of the International Bank for Reconstruction and Development, which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

EQUITY INVESTMENTS

COMMON STOCK AND OTHER EQUITY SECURITIES

     Common stocks represent an equity (ownership) interest in a corporation. This ownership interest generally gives a Portfolio the right to vote on measures affecting the company's organization and operations.

     The Portfolios may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock. In selecting equity investments for a Portfolio, the Portfolio Manager will generally invest the Portfolio's assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

PREFERRED STOCK

     The ING Evergreen Omega Portfolio may invest in preferred stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

CONVERTIBLE SECURITIES

     A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning a higher fixed rate of return than is available in common stocks.

     A Portfolio may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Portfolio may purchase a non-convertible debt security and a warrant or option, which enables the Portfolio to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Portfolio generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true

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convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Portfolio will only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

WARRANTS

     A Portfolio may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other qualification as a regulated investment company. The result of a hedging program cannot be foreseen and may cause a Portfolio to suffer losses that it would not otherwise sustain.

     Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

EURODOLLAR CONVERTIBLE SECURITIES

     A Portfolio may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar convertible securities are payable in U.S. dollars outside of the United States. The Portfolios may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Portfolios may also invest in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

DERIVATIVES

     A Portfolio may invest in derivatives, which are securities and contracts whose value is based on performance of an underlying financial asset, index or other investment.

     The Portfolio's transactions in derivative instruments may include:

     - the purchase and writing of options on securities (including index options) and options on foreign currencies;

     - the purchase and sale of futures contracts based on financial, interest rate and securities indices, equity securities or fixed income securities; and

     - entering into forward contracts, swaps and swap related products, such as equity index, interest rate or currency swaps, credit default swaps (long and short) and related caps, collars, floors and swaps.

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     The success of transactions in derivative instruments depends on the
Portfolio Manager's judgment as to their potential risks and rewards. Use of these instruments exposes a Portfolio to additional investment risks and transaction costs. If the Portfolio Manager incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the Portfolio's return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include: adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. A Portfolio could experience losses if the prices of its derivative positions correlate poorly with those of its other investments. The loss from investing in derivative instruments is potentially unlimited.

     A Portfolio may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings. Hedging involves using a security or contract to offset investment risk, and can reduce the risk of a position held in an investment portfolio. If the Portfolio Manager's judgment about fluctuations in securities prices, interest rates or currency prices proves incorrect, or the strategy does not correlate well with a Portfolio's investments, the use of derivatives could result in a loss to the Portfolio and may, in turn, increase the Portfolio's volatility. In addition, in the event that non-exchange traded derivatives are used, they could result in a loss if the counterparty to the transaction does not perform as promised.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

   GENERAL DESCRIPTION OF FUTURES CONTRACTS

   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for financial instruments, commodities futures contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument or commodities and the same delivery date. Where a Portfolio has sold a futures contract, if the offsetting purchase price is less than the original futures contract sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Where a Portfolio has purchased a futures contract, if the offsetting price is more than the original futures contract purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss.

   INTEREST RATE FUTURES CONTRACTS

   An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

     A Portfolio may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities. As a hedging strategy a Portfolio might employ, a Portfolio would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable a Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security, which a Portfolio intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

     A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a Portfolio would be substantially offset by the ability of a Portfolio to repurchase at a lower

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price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the Portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.

   OPTIONS ON FUTURES CONTRACTS

     A futures option gives a Portfolio the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by a Portfolio.

     A Portfolio may use options on futures contracts in connection with hedging strategies. Generally these strategies would be employed under the same market conditions in which a Portfolio would use put and call options on debt securities, as described hereafter in "Options on Securities and Securities Indexes."

   STOCK INDEX FUTURES CONTRACTS

     A "stock index" assigns relative values to the common stock included in an index (for example, the Standard & Poor's 500 Index of Composite Stocks or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

     To the extent that changes in the value of a Portfolio corresponds to changes in a given stock index, the sale of futures contracts on that index ("short hedge") would substantially reduce the risk to a Portfolio of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:

     (1) when a sale of portfolio securities at that time would appear to be disadvantageous in the long term because such liquidation would:

          (a)  forego possible price appreciation,

          (b) create a situation in which the securities would be difficult to repurchase, or

          (c)  create substantial brokerage commissions;

     (2) when a liquidation of a Portfolio has commenced or is contemplated, but there is, in a Portfolio Manager's determination, a substantial risk of a major price decline before liquidation can be completed; or

     (3)  to close out stock index futures purchase transactions.

     Where a Portfolio anticipates a significant market or market sector advance, the purchase of a stock index futures contract ("long hedge") affords a hedge against not participating in such advance at a time when the Portfolio is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

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

     (1) if a Portfolio is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by the Portfolio Manager to be fair value based upon the price of the stock at the time it qualified for inclusion in a Portfolio, or

     (2)  to close out stock index futures sales transactions.

     Each investing Portfolio will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading "Limitations" in this section. For example, a Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of a Portfolio's securities or the price of the securities, which a Portfolio intends to purchase. A Portfolio's hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Portfolio's exposure to interest rate fluctuations, a Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. See this SAI for a discussion of other strategies involving futures and futures options.

     If a purchase or sale of a futures contract is made by a Portfolio, it is required to deposit with its custodian a specified amount of cash and/or securities ("initial margin"). The margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Portfolio expects to earn interest income on its initial margin deposits.

     A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day a Portfolio pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as "marking to market." The payment or receipt of the variation margin does not represent a borrowing or loan by a Portfolio but is settlement between a Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.

     A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by a Portfolio.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, a Portfolio realizes a capital gain, or if it is more, a Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Portfolio realizes a capital gain, or if it is less, a Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

     LIMITATIONS

     When purchasing a futures contract, a Portfolio must maintain with its custodian (or earmark on its records) cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Portfolio similarly will maintain with its custodian (or earmark on its records) cash and/or liquid securities (including any margin) equal to the amount such option is "in-the-money" until the option expires or is closed out by a Portfolio. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price.

     When writing a call option on a futures contract, a Portfolio will maintain with its custodian (or earmark on its records) cash or liquid securities that, when added to the amounts deposited with a futures commission

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

merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

     Pursuant to claims for exemption filed with the Commodity Futures Trading Commission and/or the National Futures Association on behalf on the Portfolios and the Adviser, the Portfolios and the Adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

     PURCHASING OPTIONS ON SECURITIES

     An option on a security is a contract that gives the purchaser of the option, in return or the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller ("writer") of the option at a designated price during the term of the option. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Portfolio would enable it to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, a Portfolio would continue to receive interest income on such security.

     A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities a Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the put or call option which is sold.

     A Portfolio may purchase long-term exchange traded equity options called Long Term Equity Anticipation Securities ("LEAPs") and Buy Write Option Unitary Derivatives ("BOUNDs"). LEAPs provide the holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount; BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in underlying securities' capital appreciation up to a fixed dollar amount.

   RISKS OF OPTIONS TRANSACTIONS

     The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, a Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may

                                        7
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be unable to close out a position. If a Portfolio cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to call options or their underlying securities, inadequacy of the facilities of national securities exchanges or the Options Clearing Corporation due to a high trading volume or other event, and a decision by one or more national securities exchanges to discontinue the trading of call options or to impose restrictions on types of orders.

     Since option premiums paid or received by a Portfolio, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying securities.

   WRITING COVERED CALL AND SECURED PUT OPTIONS

   In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Portfolio may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

     In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Portfolio may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

     A Portfolio may write a call or put option only if the option is "covered" or "secured" by a Portfolio holding a position in the underlying securities. This means that so long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or hold a call with the same exercise price, the same exercise period, and on the same securities as the written call. Alternatively, a Portfolio may maintain, in a segregated account with the Trust's custodian (or earmark on its records), cash and/or liquid securities with a value sufficient to meet its obligation as writer of the option. A put is secured if a Portfolio maintains cash and/or liquid securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price. A Portfolio may also cover its obligation by holding a put where the exercise price of the put is less than that of the written put provided the difference is segregated in the form of liquid securities. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same Portfolio.

   OPTIONS ON SECURITIES INDEXES

   A Portfolio may purchase or sell call and put options on securities indexes for the same purposes as it purchase or sells options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. When such options are written, a Portfolio is required to maintain a segregated account consisting of cash, cash equivalents or high grade obligations or a Portfolio must purchase a like option of greater value that will expire no earlier than

                                        8
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the option sold. Purchased options may not enable a Portfolio to hedge effectively against stock market risk if they are not highly correlated with the value of a Portfolio's securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.

   OVER-THE-COUNTER OPTIONS

   A Portfolio may write or purchase options in privately negotiated domestic or foreign transactions ("OTC Options"), as well as exchange-traded or "listed" options. OTC Options can be closed out only by agreement with the other party to the transaction, and thus any OTC Options purchased by a Portfolio may be considered an Illiquid Security. In addition, certain OTC Options on foreign currencies are traded through financial institutions acting as market-makers in such options and the underlying currencies.

     The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a Portfolio's assets (the "SEC illiquidity ceiling"). Except as provided below, each Portfolio intends to write over-the-counter options only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. OTC Options entail risks in addition to the risks of exchange-traded options. Exchange-traded options are in effect guaranteed by the Options Clearing Corporation, while a Portfolio relies on the party from whom it purchases an OTC Option to perform if a Portfolio exercises the option. With OTC Options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, a Portfolio will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC Options are less liquid than exchange-traded options.

     GENERAL

     The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Portfolio is recorded as an asset of a Portfolio and subsequently adjusted. The premium received for an option written by a Portfolio is included in a Portfolio's assets and an equal amount is included in its liabilities. The value of an option purchased or written is marked to market daily and valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     A Portfolio may invest in futures contracts and in options on futures contracts as a hedge against changes in market conditions or interest rates. A Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS

     There are several risks associated with the use of futures and futures options. The value of a futures contract may decline. While a Portfolio's transactions in futures may protect a Portfolio against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude a Portfolio from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in a Portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Portfolio and the hedging vehicle so that a Portfolio's return might have been better if hedging had not been attempted. The degree to which price movements do not correlate depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and

                                        9
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differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and a Portfolio would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

     A Portfolio will only enter into futures contracts or futures options that are standardized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists. Foreign markets may offer advantages such as trading in indexes that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. A Portfolio could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade and those that are not.

     The Trust reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

     A Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis if a Portfolio holds, and maintains until the settlement date in a segregated account, cash and/or liquid securities in an amount sufficient to meet the purchase price, or if a Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Portfolio's other assets. Although a Portfolio would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of acquiring securities, a Portfolio may dispose of a when-issued or delayed delivery security prior to settlement if a Portfolio Manager deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon such sales.

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FOREIGN INVESTMENTS

FOREIGN SECURITIES

     A Portfolio may invest in equity securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts") which are described below. Some Portfolios may invest in foreign branches of commercial banks and foreign banks. See the "Banking Industry and Savings Industry Obligations" discussion in this SAI for further description of these securities.

     Investments in foreign securities offer potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

     Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each of these Portfolios may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the Portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

     There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Portfolio might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

     Securities traded in emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio's investment.

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     Additional risks of investing in emerging market countries may include:
currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Portfolio's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

DEBT SECURITIES ISSUED OR GUARANTEED BY SUPRANATIONAL ORGANIZATIONS

     ING Evergreen Omega Portfolio may invest assets in debt securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

DEPOSITARY RECEIPTS

     ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

     EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.

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FOREIGN CURRENCY TRANSACTIONS

     The Portfolios that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in other currencies, those Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolios may enter into foreign currency exchange transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies.

   FORWARD CURRENCY CONTRACTS.

   The Portfolios may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Portfolio might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

     The Portfolios will engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. A Portfolio might sell a particular currency forward, for example, when it wants to hold bonds or bank obligations denominated in or exposed to that currency but anticipates or wishes to be protected against a decline in the currency against the dollar. Similarly, it might purchase a currency forward to "lock in" the dollar price of securities denominated in or exposed to that currency which it anticipated purchasing.

     The Portfolios may enter into forward foreign currency contracts in two circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, the Portfolio may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     Second, when the Portfolio Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. None of the Portfolios will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

     Neither of the Portfolios will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency, unless the Portfolio covers the excess with sufficient segregated assets. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and

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terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver.

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out a forward currency position, and in such an event, a Portfolio might not be able to effect a closing purchase transaction at any particular time. In addition, a Portfolio entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction. The CFTC has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

OPTIONS ON FOREIGN CURRENCIES

     A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. A Portfolio may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

     The Portfolios may employ hedging strategies with options on currencies before the Portfolio purchases a foreign security denominated in the hedged currency that the Portfolio anticipates acquiring, during the period the Portfolio holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received.

     In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency is a currency that can act, for hedging purposes, as a substitute for a particular currency because the surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

     The Portfolios use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolios to reduce foreign currency risk using such options.

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     As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

CURRENCY MANAGEMENT

     A Portfolio's flexibility to participate in higher yielding debt markets outside of the United States may allow the Portfolios to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. When a Portfolio invests significantly in securities denominated in foreign currencies, however, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Portfolio's share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that the Portfolio is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying a Portfolio's investments should help increase the net asset value of the Portfolio. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which a Portfolio's securities are denominated will generally lower the net asset value of the Portfolio. The Portfolio Manager attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to a Portfolio.

EXCHANGE RATE-RELATED SECURITIES

     The Portfolios may invest in securities that are indexed to certain specific foreign currency exchange rates. The terms of such securities would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security. A Portfolio will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due. The staff of the SEC is currently considering whether a mutual fund's purchase of this type of security would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Trust believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, pending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for investment or U.S. government securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding securities of this type.

     Investment in exchange rate-related securities entails certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant price loss.

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OTHER INVESTMENT PRACTICES AND RISKS

REPURCHASE AGREEMENTS

     The Portfolios may invest in repurchase agreements. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount, which reflects an agreed-upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

     The Portfolio Manager monitors the value of the underlying securities held as collateral at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that their value always equals or exceeds the agreed-upon repurchase price to be paid to the Portfolio. The Portfolio Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Portfolio enters into repurchase agreements.

     A Portfolio may engage in repurchase transactions in accordance with guidelines approved by the Board of Trustees of the Trust, which include monitoring the creditworthiness of the parties with which a Portfolio engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

     A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed that Portfolio's limitation of 15% of the net assets of the Portfolio on investing in illiquid securities. If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidating the securities.

REVERSE REPURCHASE AGREEMENTS

     A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. A Portfolio will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. A Portfolio typically will segregate assets determined to be liquid by the Portfolio Manager to cover its obligations under reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements for which assets are not segregated are described above and may be considered to be borrowings by the seller; accordingly, a Portfolio will limit its investments in uncovered reverse repurchase agreements consistent with the borrowing limits applicable to the Portfolio. See "Borrowing" for further information on these limits. The use of reverse repurchase agreements by a Portfolio creates leverage, which increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

OTHER INVESTMENT COMPANIES

     A Portfolio may invest in shares issued by other investment companies to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC and except that this restriction does not apply to securities received or acquired as dividends through offers of exchange or as a result of re-organization,

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consolidation or merger. A Portfolio is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase, (1) acquire more than 3% of the outstanding voting shares of the investment company, (2) invest more than 5% of the Portfolio's total assets in the investment company, or (3) invest more than 10% of the Portfolio's total assets in all investment company holdings. As a shareholder in any investment company, a Portfolio will bear its ratable share of the investment company's expenses, including management fees in the case of a management investment company. The Portfolios may invest in shares issued by other investment companies to the extent permitted by the 1940 Act. The International may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies.

SHORT SALES

     The ING Evergreen Health Sciences Portfolio may engage in shorts sales. A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in market price. A Portfolio may make short sales to offset a potential decline in a long position or a group of long positions, or if the Portfolio Manager believes that a decline in the price of a particular security or group of securities is likely.

     The Portfolio's obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with a broker, consisting of cash or securities acceptable to the broker. A Portfolio is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded.

SHORT SALES AGAINST THE BOX

     A short sale "against the box" is a short sale where, at the time of the short sale, the Portfolio owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. A Portfolio would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Portfolio. Short sales against the box are not subject to the percentage limitations on short sales described in the Prospectus.

ILLIQUID SECURITIES

     Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when a Portfolio Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolios to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between a Portfolio's decision to dispose of these securities and the time when a Portfolio is able to dispose of them, during which time the value of the securities could decline. Securities that are not readily marketable will be valued in good faith pursuant to procedures adopted by the Trust's Board of Trustees.

RESTRICTED SECURITIES

     The Portfolios may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees, based upon information and recommendations provided by the Portfolio Manager, confirms that a specific Rule 144A security is liquid and thus not subject to the limitation on investing in illiquid investments. The Board of Trustees has adopted guidelines and has delegated to the Portfolio Manager the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, has retained sufficient oversight and is ultimately responsible for the determinations. This investment practice could have the effect of decreasing the level of liquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in

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purchasing Rule 144A securities held in the investment Portfolio. Subject to the limitation on investments in illiquid investments and subject to the diversification requirements of the Code, the Portfolios may also invest in restricted securities that may not be sold under Rule 144A, which presents certain liquidity risks. Liquidity risks involve the Portfolios' inabilities to dispose of the securities in a timely manner or at favorable prices due to a limited number of QIBs. Some 144A securities have registration rights attached when they are initially issued and thus, can be registered with either the SEC or the appropriate state(s). Once the issuer registers the security, it can be traded freely without any legal constrains. Other 144A securities do not have registration rights attached when first issued. As such, these securities can only be bought from and sold to "QIBs." Nonetheless, a small market exists for trading 144A securities. The Portfolio may not be able to sell these securities when the Portfolio Manager wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

BORROWING

     Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Portfolio's net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Portfolio's shares. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     Reverse repurchase agreements will be included as borrowing. Securities purchased on a when-issued or delayed delivery basis will not be subject to a Portfolio's borrowing limitations to the extent that a Portfolio establishes and maintains liquid assets in a segregated account with the Trust's custodian (or earmark liquid assets on its records) equal to the Portfolio's obligations under the when-issued or delayed delivery arrangement.

LENDING PORTFOLIO SECURITIES

     For the purpose of realizing additional income, each Portfolio may make secured loans of portfolio securities up to 33 1/3% of its total assets (excluding debt securities and repurchase agreements for which this limitation does not apply). Securities loans are made to banks, brokers and other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Portfolio's investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business day's notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will not be made unless, in the judgment of the Portfolio Manager, the consideration to be earned from such loans would justify the risk.

FOREIGN CURRENCY WARRANTS

     Foreign currency warrants such as Currency Exchange Warrants(SM) ("CEWs(SM)") are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in

U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be de-listed from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

TEMPORARY DEFENSIVE INVESTMENTS

     For temporary and defensive purposes, each Portfolio may invest up to 100% of its total assets in investment grade fixed income securities (including short-term U.S. government securities, investment grade debt-instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes), preferred stocks and repurchase agreements. Each Portfolio may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities.

     Unless otherwise stated, all percentage limitations on portfolio investments listed in the Prospectus and this Statement of Information will apply at the time of investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as result of an investment.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

     The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of a Portfolio's outstanding voting securities, defined in the 1940 Act as the lesser of: (1) 67% or more of that Portfolio's voting securities present at a meeting if the holders of more than 50% of that Portfolio's outstanding voting securities are present or represented by proxy, or (2) more than 50% of that Portfolio's outstanding voting securities. The investment objectives and all other investment policies or practices of the Portfolios are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval.

FOR THE ING EVERGREEN HEALTH SCIENCES PORTFOLIO:

The Portfolio:

1. May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit the Portfolio to:
     (i) enter into commitments to purchase securities in accordance with a Portfolio's investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

2. May not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. May not act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit the Portfolio to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

4. May not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

5. May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6. May not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

7. May not make any investment that is inconsistent with its classification as a non-diversified investment company as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

8. May not "concentrate" its investments in a particular industry, except that the Portfolio may invest more than 25% of its assets in securities issued by companies principally engaged in the healthcare industry, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to the Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or
     (iii) repurchase agreements (collateralized by the instruments described in clause (ii), (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

FOR THE ING EVERGREEN OMEGA PORTFOLIO:

The Portfolio:

1. May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit the Portfolio to:
     (i) enter into commitments to purchase securities in accordance with a Portfolio's investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

2. May not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. May not act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Portfolio to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

4. May not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

5. May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6. May not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

7. Shall be a "diversified company" as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

8. May not "concentrate" its investments in a particular industry except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or
     (iii) repurchase agreements (collateralized by the instruments described in clause (ii), (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Portfolio's investments will not constitute a violation of such limitation, except that any borrowing by a Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if a Portfolio's holdings of illiquid securities exceeds 15% because of changes in the value of a Portfolio's investments, a Portfolio will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Portfolio. Otherwise, a Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio's assets.

NON-FUNDAMENTAL INVESTMENT POLICIES

     ING Evergreen Health Sciences Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to normally invest at least 80% of its assets in the equity securities of healthcare companies which develop, produce or distribute products or services related to the healthcare or medical industries. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

                             MANAGEMENT OF THE TRUST

     The business and affairs of the Trust are managed under the direction of the Board of Trustees according to the applicable laws of the Commonwealth of Massachusetts and the Trust's Amended and Restated Agreement and Declaration of Trust. The Board governs each Portfolio of the Trust and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Trust's activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio's performance. The Trustees are Paul S. Doherty, J. Michael Earley, R. Barbara Gitenstein, Walter H. May, Thomas J. McInerney, Jock Patton, David W.C. Putnam, Blaine E. Rieke, John G. Turner, Roger B. Vincent, and Richard A. Wedemeyer. The Executive Officers of the Trust are James M. Hennessy, Stanley D. Vyner, Michael J. Roland, Mary Bea Wilkinson, Robert S. Naka, Huey P. Falgout, Jr. Theresa K. Kelety, Kimberly A. Anderson, Lauren D. Bensinger, J. David Greenwald, Robyn L. Ichilov, Todd Modic, Susan P. Kinens, and Maria M. Anderson.

     Set forth in the table below is information about each trustee of the Trust.

INFORMATION ABOUT THE TRUSTEES

                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                                                                       PRINCIPAL         COMPLEX
                                  POSITION(S)    TERM OF OFFICE      OCCUPATION(S) -     OVERSEEN BY
                                   HELD WITH     AND LENGTH OF      DURING THE PAST 5     TRUSTEE++,   OTHER DIRECTORSHIPS HELD
   NAME, ADDRESS AND AGE             TRUST        TIME SERVED+          YEARS               ****              BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

PAUL S. DOHERTY
7337 E. Doubletree Ranch Rd.     Trustee        February 2002     Mr. Doherty is             116
Scottsdale, Arizona 85258                       -- Present        President and
Date of Birth: 04/28/1934                                         Partner, Doherty,
                                                                  Wallace, Pillsbury
                                                                  and Murphy, P.C.,
                                                                  Attorneys (1996
                                                                  -Present); and
                                                                  Trustee of each of
                                                                  the funds managed
                                                                  by Northstar
                                                                  Investment
                                                                  Management
                                                                  Corporation (1993 -
                                                                  1999).

J. MICHAEL EARLEY
7337 E. Doubletree Ranch Rd.     Trustee        January 1997 --   President and Chief        116
Scottsdale, Arizona 85258                       Present           Executive Officer,
Date of Birth: 05/02/1945                                         Bankers Trust
                                                                  Company, N.A. (1992
                                                                  - Present).

R. BARBARA GITENSTEIN
7337 E. Doubletree Ranch Rd.     Trustee        January 1997 --   President, College         116
Scottsdale, Arizona 85258                       Present           of New Jersey (1999
Date of Birth: 02/18/1948                                         - Present).

WALTER H. MAY
7337 E. Doubletree Ranch Rd.     Trustee        February 2002     Retired. Formerly,         116       Best Prep Charity (1991 -
Scottsdale, Arizona 85258                       -- Present        Managing Director                    Present).
Date of Birth: 12/21/1936                                         and Director of
                                                                  Marketing, Piper
                                                                  Jaffray, Inc.;
                                                                  Trustee of each of
                                                                  the funds managed
                                                                  by Northstar
                                                                  Investment
                                                                  Management
                                                                  Corporation (1996 -
                                                                  1999).

                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                                                                       PRINCIPAL         COMPLEX
                                  POSITION(S)    TERM OF OFFICE      OCCUPATION(S) -     OVERSEEN BY
                                   HELD WITH     AND LENGTH OF      DURING THE PAST 5     TRUSTEE++,   OTHER DIRECTORSHIPS HELD
   NAME, ADDRESS AND AGE             TRUST        TIME SERVED+          YEARS               ****              BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
JOCK PATTON
7337 E. Doubletree Ranch Rd.     Trustee        February 2002     Private Investor           116       Director, Hypercom, Inc.
Scottsdale, Arizona 85258                       -- Present        (June 1997 -                         (January 1999 - Present);
Date of Birth: 12/11/1945                                         Present).                            JDA Software Group, Inc.
                                                                  Formerly, Director                   (January 1999 - Present);
                                                                  and Chief Executive                  BG Associates, Inc.
                                                                  Officer, Rainbow
                                                                  Multimedia Group,
                                                                  Inc. (January 1999
                                                                  - December 2001).

DAVID W.C. PUTNAM
7337 E. Doubletree Ranch Rd.     Trustee        February 2002     President and              116       Anchor International Bond
Scottsdale, Arizona 85258                       -- Present        Director, F.L.                       Trust (December 2000 -
Date of Birth: 10/08/1939                                         Putnam Securities                    Present); F.L. Putnam
                                                                  Company, Inc. and                    Foundation (December 2000
                                                                  its affiliates;                      - Present); Progressive
                                                                  President,                           Capital Accumulation
                                                                  Secretary and                        Trust (August 1998 -
                                                                  Trustee, The                         Present); Principled
                                                                  Principled Equity                    Equity Market Fund
                                                                  Market Fund.                         (November 1996 -
                                                                  Formerly, Trustee,                   Present), Mercy Endowment
                                                                  Trust Realty Corp.;                  Foundation (1995 -
                                                                  Anchor Investment                    Present); Director, F.L.
                                                                  Trust; Bow Ridge                     Putnam Investment
                                                                  Mining Company and                   Management Company
                                                                  a Trustee of each of                 (December 2001 -
                                                                  the funds managed by                 Present); Asian American
                                                                  Northstar                            Bank and Trust Company
                                                                  Investment                           (June 1992 - Present);
                                                                  Management                           and Notre Dame Health
                                                                  Corporation (1994 -                  Care Center (1991 -
                                                                  1999).                               Present) F.L. Putnam
                                                                                                       Securities Co., Inc.
                                                                                                       (June 1978 - Present);
                                                                                                       and an Honorary Trustee,
                                                                                                       Mercy Hospital (1973 -
                                                                                                       Present).

BLAINE E. RIEKE*
7337 E. Doubletree Ranch Rd.     Trustee        February 2002     General Partner,           116       Morgan Chase Trust Co.
Scottsdale, Arizona 85258                       -- Present        Huntington Partners                  (January 1998 - Present).
Date of Birth: 09/10/1933                                         (January 1997 -
                                                                  Present). Chairman
                                                                  of the Board and
                                                                  Trustee of each of
                                                                  the funds managed
                                                                  by ING Investment
                                                                  Management Co. LLC
                                                                  (November 1998 -
                                                                  February 2001).

ROGER B. VINCENT***
7337 E. Doubletree Ranch Rd.     Trustee        1994 -- Present   President,                 116       Director, AmeriGas
Scottsdale, Arizona 85258                                         Springwell                           Propane, Inc. (1998 -
Date of Birth: 08/26/1945                                         Corporation (1989 -                  Present).
                                                                  Present). Formerly,
                                                                  Director, Tatham
                                                                  Offshore, Inc.
                                                                  (1996 - 2000).

RICHARD A. WEDEMEYER
7337 E. Doubletree Ranch Rd.     Trustee        February 2002     Retired.                   116       Touchstone Consulting
Scottsdale, Arizona 85258                       -- Present        Mr. Wedemeyer was                    Group (1997 - Present).
Date of Birth:  03/23/1936                                        formerly Vice
                                                                  President - Finance
                                                                  and Administration,
                                                                  Channel Corporation
                                                                  (June 1996 - April
                                                                  2002).  Formerly,
                                                                  Trustee, First
                                                                  Choice Funds (1997
                                                                  - 2001); and Trustee
                                                                  of each of the funds
                                                                  managed by ING
                                                                  Investment
                                                                  Management Co. LLC
                                                                  (1998 - 2001).

                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                                                                       PRINCIPAL         COMPLEX
                                  POSITION(S)    TERM OF OFFICE      OCCUPATION(S) -     OVERSEEN BY
                                   HELD WITH     AND LENGTH OF      DURING THE PAST 5     TRUSTEE++,   OTHER DIRECTORSHIPS HELD
   NAME, ADDRESS AND AGE             TRUST        TIME SERVED+          YEARS               ****              BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE "INTERESTED PERSONS"

THOMAS J. MCINERNEY **  ##
7337 E. Doubletree Ranch Rd.     Trustee        February 2002     Chief Executive            171       Director,  Equitable Life
Scottsdale, Arizona 85258                       -- Present        Officer, ING U.S.                    Insurance Co., Golden
Date of Birth:  05/05/1956                                        Financial Services                   American Life Insurance
                                                                  (September 2001 -                    Co., Life Insurance
                                                                  Present); General                    Company of Georgia,
                                                                  Manager and Chief                    Midwestern United Life
                                                                  Executive Officer,                   Insurance Co., ReliaStar
                                                                  ING U.S. Worksite                    Life Insurance Co.,
                                                                  Financial Services                   Security Life of Denver,
                                                                  (December 2000 -                     Security Connecticut Life
                                                                  Present); Member,                    Insurance Co., Southland
                                                                  ING Americas                         Life Insurance Co., USG
                                                                  Executive Committee                  Annuity and Life Company,
                                                                  (2001 - Present);                    and United Life and
                                                                  President, Chief                     Annuity Insurance Co. Inc
                                                                  Executive Officer                    (March 2001 - Present);
                                                                  and Director of                      Member of the Board,
                                                                  Northern Life                        National Commission on
                                                                  Insurance Company                    Retirement Policy,
                                                                  (March 2001 -                        Governor's Council on
                                                                  October 2002), ING                   Economic Competitiveness
                                                                  Aeltus Holding                       and Technology of
                                                                  Company, Inc. (2000                  Connecticut, Connecticut
                                                                  - Present), ING                      Business and Industry
                                                                  Retail Holding                       Association, Bushnell;
                                                                  Company (1998 -                      Connecticut Forum; Metro
                                                                  Present), ING Life                   Hartford Chamber of
                                                                  Insurance and                        Commerce; and is
                                                                  Annuity Company                      Chairman, Concerned
                                                                  (September 1997 -                    Citizens for Effective
                                                                  November 2002) and                   Government.
                                                                  ING Retirement
                                                                  Holdings, Inc.
                                                                  (1997 - Present).
                                                                  Formerly, General
                                                                  Manager and Chief
                                                                  Executive Officer,
                                                                  ING Worksite
                                                                  Division (December
                                                                  2000 - October
                                                                  2001), President,
                                                                  ING-SCI, Inc.
                                                                  (August 1997 -
                                                                  December 2000);
                                                                  President, Aetna
                                                                  Financial Services
                                                                  (August 1997 -
                                                                  December 2000).

JOHN G. TURNER **
7337 E. Doubletree Ranch Rd.     Chairman and   February 2002     Chairman, Hillcrest        116       Director, Hormel Foods
Scottsdale, Arizona 85258        Trustee        -- Present        Capital Partners                     Corporation (March 2000 -
Date of Birth:  10/03/1939                                        (May 2002 - Present);                Present); Shopko Stores,
                                                                  President, Turner                    Inc. (August 1999 -
                                                                  Investment Company                   Present); and M.A.
                                                                  (January 2002 -                      Mortenson Company (March
                                                                  Present).  Mr.                       2002 - Present).
                                                                  Turner was formerly
                                                                  Vice Chairman of
                                                                  ING Americas (2000
                                                                  - 2002); Chairman
                                                                  and Chief Executive
                                                                  Officer of
                                                                  ReliaStar Financial
                                                                  Corp. and ReliaStar
                                                                  Life Insurance
                                                                  Company (1993 -
                                                                  2000); Chairman of
                                                                  ReliaStar Life
                                                                  Insurance Company
                                                                  of New York (1995 -
                                                                  2001); Chairman of
                                                                  Northern Life
                                                                  Insurance Company
                                                                  (1992 - 2001);
                                                                  Chairman and
                                                                  Trustee of the
                                                                  Northstar
                                                                  affiliated
                                                                  investment
                                                                  companies (1993 -
                                                                  2001) and Director,
                                                                  Northstar
                                                                  Investment
                                                                  Management
                                                                  Corporation and its
                                                                  affiliates (1993 -
                                                                  1999 ).

+ Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act ("Independent Trustees"), shall retire from service as a Trustee at the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

++  As of December 31, 2003

* For the period of time prior to May 1, 2003, Mr. Reike may have been an "interested person," as defined in the 1940 Act, of the Goldman Sachs Internet Tollkeeper(SM) Portfolio of the Trust, due to a family member's employment by Goldman Sachs & Co., the parent company of the Portfolio Manager of that Portfolio.

** Messrs. McInerney and Turner are deemed to be "interested persons" of the Trust as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of Directed Services Inc., the distributor for the Portfolios, and the distributor and investment manager to certain Portfolios of the Trust that are not described in this SAI.

*** Mr. Vincent was the beneficial owner of 200 shares of Goldman, Sachs, & Co., the parent company of the Portfolio Manager of the Goldman Sachs Internet Tollkeeper(SM) Portfolio of the Trust, from December 2002 through February 2003. These shares were acquired by an account that Mr. Vincent does not directly manage, and he disposed of the shares upon learning that they were held in his account. Mr. Vincent may technically have been an "interested person," as defined in the 1940 Act, of the Goldman Sachs Internet Tollkeeper(SM) Portfolio and of the Trust during this period.

**** For purposes of this table, "ING Funds Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING VP Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; and USLICO Series Fund.

## Mr. McInerney is also a director of the following investment companies: ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Fund; ING VP Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.

                                 POSITIONS HELD       TERM OF OFFICE AND LENGTH   PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE
NAME, ADDRESS AND AGE            WITH THE TRUST       OF TIME SERVED (1)          YEARS (2)
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY                President and        March 2003 - Present        President and Chief Executive Officer, ING
7337 E. Doubletree Ranch Rd.     Chief Executive                                  Capital Corporation, LLC, ING Funds Services,
Scottsdale, Arizona 85258        Officer                                          LLC, ING Investments, LLC (December 2001 -
Date of Birth:  04/09/1949       Vice President       January 2003 - March 2003   Present); Chief Operating Officer, ING Funds
                                                                                  Distributor, LLC (June 2000 - Present); Vice
                                                                                  President, ING Life Insurance and Annuity Company
                                                                                  (December 2003 - Present); Director, ING Capital
                                                                                  Corporation, LLC, ING Funds Services, LLC, ING
                                                                                  Investments, LLC and ING Funds Distributor, LLC
                                                                                  (December 2000 - Present); and Executive Vice
                                                                                  President, ING Funds Distributor, LLC (April 1998
                                                                                  - Present). Formerly, President and Chief
                                                                                  Executive Officer, ING Advisors, Inc. and EAMC
                                                                                  Liquidation Corp. (December 2001 - October 2003)
                                                                                  and Express America T.C., Inc. (December 2001 -
                                                                                  September 2003); Senior Executive Vice President,
                                                                                  ING Capital Corporation, LLC, ING Funds Services,
                                                                                  LLC, ING Investments, LLC, ING Advisors, Inc.,
                                                                                  Express America T.C., Inc. and EAMC Liquidation
                                                                                  Corp. (June 2000 - December 2000); Executive Vice
                                                                                  President, ING Capital Corporation, LLC, ING
                                                                                  Funds Services, LLC, ING Investments, LLC (April
                                                                                  1998 - June 2000) and ING Quantitative
                                                                                  Management, Inc. (October 2001 - September 2002);
                                                                                  Chief Operating Officer, ING Quantitative
                                                                                  Management, Inc. (October 2001 - September 2002);
                                                                                  Senior Vice President, ING Capital Corporation,
                                                                                  LLC, ING Funds Services, LLC, ING Investments,
                                                                                  LLC and ING Funds Distributor, LLC (April 1995 -
                                                                                  April 1998); Secretary, ING Capital Corporation,
                                                                                  LLC, ING Funds Services, LLC, ING Investments,
                                                                                  LLC, ING Funds Distributor, LLC, ING Advisors,
                                                                                  Inc., Express America T.C., Inc. and EAMC
                                                                                  Liquidation Corp. (April 1995 - December 2000);
                                                                                  and Director, ING Advisors, Inc. and EAMC
                                                                                  Liquidation Corp. (December 2000 - October 2003),
                                                                                  ING Quantitative Management, Inc. (December 2000
                                                                                  - September 2002) and Express America T.C., Inc.
                                                                                  (December 2000 - September 2003).

STANLEY D. VYNER                 Executive Vice       August 2003 - Present       Executive Vice President, ING Advisors, Inc. and
7337 E. Doubletree Ranch Rd.     President                                        ING Investments, LLC (July 2000 - Present); and
Scottsdale, Arizona 85258                                                         Chief Investment Officer, ING Investments, LLC
Date of Birth:  05/14/1950                                                        (July 1996 - Present). Formerly, President and
                                                                                  Chief Executive Officer, ING Investments, LLC
                                                                                  (August 1996 - August 2000).

                                 POSITIONS HELD       TERM OF OFFICE AND LENGTH   PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE
NAME, ADDRESS AND AGE            WITH THE TRUST       OF TIME SERVED (1)          YEARS (2)
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. ROLAND                Executive Vice       March 2003 - Present        Executive Vice President, Chief Financial Officer
7337 E. Doubletree Ranch Rd.     President and                                    and Treasurer, ING Funds Services, LLC, ING Funds
Scottsdale, Arizona 85258        Chief Financial                                  Distributor, LLC, ING Advisors, Inc., ING
Date of Birth:  05/30/1958       Officer                                          Investments, LLC, Express America T.C., Inc. and
                                                                                  EAMC Liquidation Corp. (December 2001 - Present).
                                 Vice President and   January 2003 - March 2003   Formerly, Executive Vice President, ING
                                 Assistant Secretary                              Quantitative Management, Inc. (December 2001 -
                                                                                  September 2002); and Senior Vice President, ING
                                                                                  Funds Services, LLC, ING Investments, LLC and ING
                                                                                  Funds Distributor, LLC (June 1998 - December
                                                                                  2001).

MARY BEA WILKINSON               Vice President       March 2003 - Present        Senior Vice President, ING Outside Funds Group
1475 Dunwoody Drive West                                                          (2000 - present); Senior Vice President and Chief
Chester, Pennsylvania 19380      President            February 2002 - March 2003  Financial Officer, First Golden American Life
Date of Birth:  9/18/1956                                                         Insurance Company of New York (1997 - present);
                                 Treasurer            Pre-1995 - February 2002    President, Directed Services, Inc. (1993 - 1997).

ROBERT S. NAKA                   Senior Vice          January 2003 - Present      Senior Vice President and Assistant Secretary,
7337 E. Doubletree Ranch Rd.     President                                        ING Funds Services, LLC, ING Funds Distributor,
Scottsdale, Arizona 85258                                                         LLC, ING Advisors, Inc., ING Capital Corporation,
Date of Birth:  06/17/1963       Assistant Secretary  January 2003 - March 2003   LLC and ING Investments, LLC  (December 2001 -
                                                                                  Present). Formerly, Senior Vice President and
                                                                                  Assistant Secretary, ING Quantitative Management,
                                                                                  Inc. (October 2001 - September 2002); and Vice
                                                                                  President, ING Investments, LLC (April 1997 -
                                                                                  October 1999) and ING Funds Services, LLC
                                                                                  (February 1997 - August 1999).

KIMBERLY A. ANDERSON             Senior Vice          November 2003 - Present     Vice President, ING Funds Services, LLC, ING
7337 E. Doubletree Ranch Rd.     President                                        Funds Distributor, LLC, ING Advisors, Inc. and
Scottsdale, Arizona 85258                             January 2003 - November     ING Investments, LLC (October 2001 - Present).
Date of Birth:  07/25/1964       Vice President       2003                        Formerly, Secretary, ING Funds Services, LLC, ING
                                                                                  Funds Distributor, LLC, ING Advisors, Inc. and
                                 Secretary            January 2003 - August 2003  ING Investments, LLC (October 2001 - August
                                                                                  2003); Vice President, ING Quantitative
                                                                                  Management, Inc. (October 2001 - September 2002);
                                                                                  Assistant Vice President, ING Funds Services, LLC
                                                                                  (November 1999 - January 2001); and has held
                                                                                  various other positions with ING Funds Services,
                                                                                  LLC for more than the last five years.

ROBYN L. ICHILOV                 Vice President       January 2003 - Present      Vice President, ING Funds Services, LLC (October
7337 E. Doubletree Ranch Rd.                                                      2001 - Present) and ING Investments, LLC (August
Scottsdale, Arizona 85258        Treasurer            February 2003 - Present     1997 - Present); and Accounting Manager, ING
Date of Birth:  09/25/1967                                                        Investments, LLC (November 1995 - Present).

                                 POSITIONS HELD       TERM OF OFFICE AND LENGTH   PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE
NAME, ADDRESS AND AGE            WITH THE TRUST       OF TIME SERVED (1)          YEARS (2)
------------------------------------------------------------------------------------------------------------------------------------
LAUREN D. BENSINGER              Vice President       February 2003 - Present     Vice President, ING Funds Distributor, LLC and
7337 E. Doubletree Ranch Rd.                                                      ING Funds Services, LLC (July 1995 - Present),
Scottsdale, Arizona 85258                                                         ING Investments, LLC (February 1996 - Present)
Date of Birth:  02/06/1954                                                        and ING Advisors, Inc. (July 2000 - Present); and
                                                                                  Chief Compliance Officer, ING Funds Distributor,
                                                                                  LLC (July 1995 - Present), ING Investments, LLC
                                                                                  (October 2001 - Present) and ING Advisors, Inc.
                                                                                  (July 2000 - Present). Formerly, Vice President,
                                                                                  ING Quantitative Management, Inc. (July 2000 -
                                                                                  September 2002); and Chief Compliance Officer,
                                                                                  ING Quantitative Management, Inc. (July 2000 -
                                                                                  September 2002).

J. DAVID GREENWALD               Vice President       August 2003 - Present       Vice President of Mutual Fund Compliance, ING
7337 E. Doubletree Ranch Rd.                                                      Funds Services, LLC (May 2003 - Present).
Scottsdale, AZ 85258                                                              Formerly, Assistant Treasurer and Director of
Date of Birth:  09/24/1957                                                        Mutual Fund Compliance and Operations, American
                                                                                  Skandia, a Prudential Financial Company (October
                                                                                  1996 - May 2003).

HUEY P. FALGOUT, JR.             Secretary            August 2003 - Present       Chief Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                      (November 2003 - Present). Counsel, ING U.S.
Scottsdale, Arizona 85258                                                         Financial Services (November, 2002 - October,
Date of Birth:  11/15/1963                                                        2003). Formerly, Associate General Counsel, AIG
                                                                                  American General (January 1999 - November 2002).

THERESA K. KELETY                Assistant Secretary  August 2003 - Present       Counsel, ING U.S. Financial Services (April 2003
7337 E. Doubletree Ranch Rd.                                                      - Present). Formerly, Senior Associate with
Scottsdale, Arizona 85258                                                         Shearman & Sterling (February 2000 - April 2003);
Date of Birth:  2/28/1963                                                         and Associate with Sutherland Asbill & Brennan
                                                                                  (1996 - February 2000).

SUSAN P. KINENS                  Assistant Vice       January 2003 - Present      Assistant Vice President and Assistant Secretary,
7337 E. Doubletree Ranch Rd.     President and                                    ING Funds Services, LLC (December 2002 -
Scottsdale, Arizona 85258        Assistant Secretary                              Present); and has held various other positions
Date of Birth:  12/31/1976                                                        with ING Funds Services, LLC for more than the
                                                                                  last five years.

TODD MODIC                       Vice President       August 2003 - Present       Vice President of Financial Reporting, Fund
7337 E. Doubletree Ranch Rd.                                                      Accounting of ING Funds Services, LLC (September
Scottsdale, Arizona 85258        Assistant Vice       January 2003 - August 2003  2002 - Present). Formerly, Director of Financial
Date of Birth:  11/03/1967       President                                        Reporting, ING Investments, LLC (March 2001 -
                                                                                  September 2002); Director of Financial Reporting,
                                                                                  Axient Communications, Inc. (May 2000 - January
                                                                                  2001); and Director of Finance, Rural/Metro
                                                                                  Corporation (March 1995 - May 2000).

MARIA M. ANDERSON                Assistant Vice       January 2003 - Present      Assistant Vice President, ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.     President                                        (October 2001 - Present). Formerly, Manager of
Scottsdale, Arizona 85258                                                         Fund Accounting and Fund Compliance, ING
Date of Birth:  05/29/1958                                                        Investments, LLC (September 1999 - November 2001).

     (1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

     (2) The following documents the evolution of the name of each ING corporate entity referenced in the above biographies:

ING INVESTMENTS, LLC (MARCH 2002 - NAME CHANGED FROM ING PILGRIM INVESTMENTS,
LLC)

     ING Mutual Funds Management Co., LLC (April 2001 - merged into ING Pilgrim Investments, LLC)

     ING Pilgrim Investments, Inc. (February 2001 - merged into ING Pilgrim Investments, LLC)

     ING Pilgrim Investments, LLC (February 2001 - formed)

     ING Pilgrim Investments, Inc. (September 2000 - name changed from Pilgrim Investments, Inc.)

     Pilgrim Advisors, Inc.** (April 2000 - merged into Pilgrim Investments,
     Inc.)

     Pilgrim Investments, Inc. (October 1998 - name changed from Pilgrim America Investments, Inc.)

     Pilgrim America Investments, Inc. (April 1995 - name changed from Newco Advisory Corporation)

     Newco Advisory Corporation (December 1994 - incorporated)

     **Pilgrim Advisors, Inc. (November 1999 - name changed from Northstar Investment Management Corporation)

ING FUNDS DISTRIBUTOR, LLC.  (OCTOBER 2002)

     ING Funds Distributor, Inc. (October 2002 - merged into ING Funds Distributor, LLC)

     ING Funds Distributor, LLC (October 2002 - formed)

     ING Pilgrim Securities, Inc. (September 2000 - name changed from Pilgrim Securities, Inc.)

     Northstar Distributors Inc. (November 1999 - merged into Pilgrim Securities, Inc.)

     Pilgrim Securities, Inc. (October 1998 - name changed from Pilgrim America Securities, Inc.)

     Pilgrim America Securities, Inc. (April 1995 - name changed from Newco Distributors Corporation)

     Newco Distributors Corporation (December 1994 -incorporated)

ING ADVISORS, INC. (MARCH 2002 - NAME CHANGED FROM ING PILGRIM ADVISORS, INC.)

     ING Pilgrim Advisors, Inc. (March 2001 - name changed from ING Lexington Management Corporation)

     ING Lexington Management Corporation (October 2000 - name changed from Lexington Management Corporation)

     Lexington Management Corporation (December 1996 - incorporated)

ING FUNDS SERVICES, LLC (MARCH 2002 - NAME CHANGED FROM ING PILGRIM GROUP, LLC)

     ING Pilgrim Group, Inc. (February 2001 - merged into Pilgrim Group LLC)

     ING Pilgrim Group, LLC (February 2001 - formed)

     ING Pilgrim Group, Inc. (September 2000 - name changed from Pilgrim Group, Inc.)

     Lexington Global Asset Managers, Inc. (July 2000 - merged into Pilgrim Group, Inc.)

     Northstar Administrators, Inc. (November 1999 - merged into Pilgrim Group, Inc.)

     Pilgrim Group, Inc. (October 1998 - name changed from Pilgrim American Group, Inc.)

     Pilgrim America Group, Inc. (April 1995 - name changed from Newco Holdings Management Corporation)

     Newco Holdings Management Corporation (December 1994 - incorporated)

ING CAPITAL CORPORATION, LLC (MARCH 2002 - NAME CHANGED FROM ING PILGRIM CAPITAL CORPORATION, LLC)

     ING Pilgrim Capital Corporation (February 2001 - merged into ING Pilgrim Capital Corporation, LLC)

     ING Pilgrim Capital Corporation, LLC (February 2001 - formed)

     ING Pilgrim Capital Corporation (September 2000 - name changed from Pilgrim Capital Corporation)

     Pilgrim Capital Corporation (February 2000 - name changed from Pilgrim Holdings Corporation)

     Pilgrim Holdings Corporation (October 1999 - name changed from Northstar Holdings, Inc.)

     Northstar Holdings, Inc. (October 1999 - merged into Pilgrim Capital Corporation)

     Pilgrim Capital Corporation (June 1999 - name changed from Pilgrim America Capital Corporation)

     Pilgrim Capital Corporation (June 1999 - merged into Pilgrim America Capital Corporation)

     Pilgrim America Capital Corporation (April 1997 - incorporated)

ING QUANTITATIVE MANAGEMENT, INC. (SEPTEMBER 2002 - DISSOLVED)

     ING Quantitative Management, Inc. (March 2002 - name changed from ING Pilgrim Quantitative Management, Inc.)

     ING Pilgrim Quantitative Management, Inc. (March 2001 - name changed from Market Systems Research Advisors)

     Market Systems Research Advisors, Inc. (November 1986 - incorporated)

     Express America T.C., Inc. (September, 2003 - Dissolved)

     EAMC Liquidation Corp. (October, 2003 - Dissolved)

SHARE OWNERSHIP POLICY

     In order to further align the interests of the Independent Trustees with shareholders, it is the Trustees' policy to own beneficially shares of one or more funds managed by ING entities at all times. For this purpose, beneficial ownership of fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a portfolio of the Trust.

     Under this Policy, the initial value of investments in one or more funds in the ING Funds Complex that are beneficially owned by a Trustee must equal at least $50,000. Existing Trustees shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of a Trustee's investments in funds will not cause a Trustee to have to make any additional investments under this Policy.

                 TRUSTEES' PORTFOLIO EQUITY OWNERSHIP POSITIONS

Each of the current Trustees' ownership interest in the Trust, as of December 31, 2003, is set forth below:


                                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                                                                    INVESTMENT COMPANIES OVERSEEN BY
                                                                                    TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE                 DOLLAR RANGE OF EQUITY SECURITIES IN TRUST          COMPANIES
----------------------------------------------------------------------------------------------------------------------
Paul S. Doherty*                $50,001 -- $100,000                                 over $100,000
J. Michael Earley               Marsico Growth:            $10,001 -- $50,000       $10,001 - $50,000
                                MFS Mid Cap Growth:        $10,001 -- $50,000
                                Capital Guardian Small Cap:         $10,001 --
                                $50,000
R. Barbara Gitenstein           Janus Special Equity Portfolio: $10,001 - $50,000   over $100,000
Walter H. May*                  None                                                over $100,000
Thomas J. McInerney*            None                                                over $100,000
Jock Patton*                    None                                                over $100,000
David W.C. Putnam*              None                                                over $100,000
Blaine E. Rieke*                None                                                over $100,000
John G. Turner*                 None                                                over $100,000
Roger B. Vincent                T. Rowe Price Capital Appreciation: over $100,000   over $100,000
                                Liquid Assets: over $100,000
                                Van Kampen Growth and Income: over $100,000
                                Capital Guardian Small Cap: over $100,000

Richard A. Wedemeyer*           None                                                over $100,000

*    Appointed as Trustee on February 1, 2002.

BOARD COMMITTEES

   VALUATION AND PROXY VOTING COMMITTEE.

     The Committee's function is to review the determination of the value of securities held by the Portfolios for which market quotations are not available and oversee management's administration of proxy voting. The Valuation and Proxy Voting Committee currently consists of five (5) Independent Trustees: Jock Patton, Walter H. May, Paul S. Doherty, Richard A. Wedemeyer and R. Barbara Gitenstein. Mr. Patton serves as Chairman of the Committee. During the fiscal year ended December 31, 2003, the Valuation and Proxy Voting Committee held four
(4) meetings.

   EXECUTIVE COMMITTEE.

     The Board has established an Executive Committee whose function is to act for the full Board if necessary in the event that Board action is needed between regularly scheduled Board meetings. The Executive Committee currently consists of two (2) Independent Trustees and two (2) Trustees who are "interested persons," as defined in the 1940 Act: John G. Turner, Walter H. May, Thomas J. McInerney and Jock Patton. Mr. Turner serves as Chairman of the Committee. During the fiscal year ended December 31, 2003, the Committee held four (4) meetings.

   NOMINATING COMMITTEE.

     The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Nominating Committee consists of four (4) Independent Trustees: Walter H. May, Paul S. Doherty, R. Barbara Gitenstein and Richard A. Wedemeyer. Mr. May serves as Chairman of the Committee. The Committee does not currently have a charter nor does it currently have a policy regarding whether it will consider nominees recommended by shareholders. However, the Board expects to have the Committee consider these matters fully during the upcoming year with a view towards adopting and publishing a charter and policies regarding shareholder recommendations for Trustee nominees. As part of its consideration, the Committee will also consider minimum qualifications for Trustee positions as well as a process for the Trust to identify and evaluate potential candidate. During the fiscal year ended December 31, 2003, the Nominating Committee held no meetings.

   AUDIT COMMITTEE.

     The Board has established an Audit Committee, composed entirely of Independent Trustees. The Audit Committee consists of Blaine E. Rieke, David W.C. Putnam, J. Michael Earley and Roger B. Vincent. Mr. Earley serves as Chairman of the Committee, and Mr. Putnam acts as the Audit Committee expert (though no compensation is paid to Mr. Putnam for serving as the Audit
Committee expert). The Audit Committee reviews the financial reporting process, the Trust's systems of internal control, the audit process, and the Trust's processes for monitoring compliance with investment restrictions and applicable laws. The Audit Committee recommends to the Board the appointment of auditors for the Trust. In such capacity, it reviews audit plans, fees and other material arrangements with respect to the engagement of auditors, including non-audit services to be performed. It also reviews the qualifications of key personnel involved in the foregoing activities. During the fiscal year ended December 31, 2003, the Audit Committee held four (4) meetings.

   INVESTMENT REVIEW COMMITTEES.

     On February 25, 2003, the Board established two (2) Investment Review
Committees: the Domestic Equity and the International Equity and Fixed Income Funds Investment Review

Committees. The purpose of these committees is to provide a committee structure that can effectively provide oversight of investment activities of the mutual fund portfolios. The Domestic Equity Investment Review Committee consists of four (4) Independent Trustees and one (1) Trustee who is an "interested person" as defined in the 1940 Act: J. Michael Earley, David W.C. Putnam, Blaine E. Rieke, John G. Turner, and Roger B. Vincent. The International Equity and Fixed Income Funds Investment Review Committee consists of five (5) Independent Trustees and one (1) Trustee who is an "interested person" as defined in the 1940 Act: Paul S. Doherty, R. Barbara Gitenstein, Walter H. May, Thomas J. McInerney, Jock Patton, and Richard A. Wedemeyer. Mr. Wedemeyer serves as Chairman of the Committee. During the fiscal year ended December 31, 2003, each Investment Review Committee (Domestic Equity and International Equity and Fixed Income Funds Committees) held four (4) meetings.

   COMPLIANCE AND COORDINATION COMMITTEE.

     The Board has established a Compliance and Coordination Committee for the purpose of facilitating information flow among Board members and with management between Board meetings, developing agendas for executive sessions of independent Board members, evaluating potential improvements in the allocation of work load among the Board members and Board committees, and evaluating other opportunities to enhance the efficient operations of the Board. The Committee currently consists of five Independent Trustees: Messrs. Earley, May, Patton, Vincent, and Wedemeyer. The Compliance and Coordination Committee held one meeting during the fiscal year ended December 31, 2003.

FREQUENCY OF BOARD MEETINGS

     The Board currently conducts regular meetings four times a year. The Audit and Valuation and Proxy Voting Committees also meet regularly four (4) times per year, respectively, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

COMPENSATION OF TRUSTEES

     Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any committee attended. Each Independent Trustee is compensated for his or her services according to a fee schedule and receives a fee that consists of an annual retainer component and a meeting fee component.

     Each Portfolio of the Trust pays each Independent Trustee a PRO RATA share, as described below, of: (i) an annual retainer of $40,000 per year (Messrs. May and Patton, as lead Trustees, receive an annual retainer of $55,000); (ii) $7,000 for each in-person meeting of the Board; (iii) $2,000 per attendance of a telephonic Board meeting; (iv) $2,000 per attendance of a committee meeting; (v) extra pay of $1,000 per meeting paid to committee chairmen; (vi) an extra retainer of $15,000 per year for lead directors; and (vii) out-of-pocket expenses. The pro rata share paid by each Portfolio is based on each Portfolio's average net assets of all the funds managed by Directed Services, Inc. ("DSI"), or its affiliates, for which the Trustees serve in common as Directors/Trustees.

     Because the Portfolios had not commenced operations as of the date of this SAI, compensation has not been paid to the Trustees on behalf of the Portfolios. The following table sets forth information regarding the estimated future compensation of Trustees by the Trust and other funds managed by ING Investments or DSI, or their affiliates, for the fiscal year ended December 31, 2003. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by DSI, or its affiliates.

                                                                                                            TOTAL
                                                                   AGGREGATE                             COMPENSATION
                                            AGGREGATE            COMPENSATION                           FROM REGISTRANT
                                          COMPENSATION             FROM ING           ESTIMATED            AND FUND
                                            FROM ING              EVERGREEN        ANNUAL BENEFITS       COMPLEX PAID
                                        EVERGREEN HEALTH            OMEGA               UPON             TO DIRECTORS/
   NAME OF PERSON, POSITION           SCIENCES PORTFOLIO(1)      PORTFOLIO(1)        RETIREMENT(1)     TRUSTEES (2), (3)
------------------------------------------------------------------------------------------------------------------------
JOHN G. TURNER, TRUSTEE(4)                       --                      --                 --                      --
THOMAS J. MCINERNEY, TRUSTEE(4)                  --                      --                 --                      --
R. GLENN HILLIARD, TRUSTEE(4), (5)               --                      --                 --                      --
J. MICHAEL EARLEY, TRUSTEE                  $   430                $  1,425                N/A             $   128,990
R. BARBARA GITENSTEIN, TRUSTEE              $   345                $  1,190                N/A             $    99,000
ROGER B. VINCENT, TRUSTEE(7)                $   300                $    965                N/A             $    87,960
PAUL S. DOHERTY, TRUSTEE                    $   445                $  1,560                N/A             $   130,740
WALTER H. MAY, TRUSTEE                      $   430                $  1,480                N/A             $   124,990
BLAINE E. RIEKE, TRUSTEE(6)                 $   355                $  1,225                N/A             $   119,506
RICHARD A. WEDEMEYER, TRUSTEE               $   400                $  1,305                N/A             $   136,423
JOCK PATTON, TRUSTEE                        $   465                $  1,525                N/A             $   149,131
DAVID W.C. PUTNAM, TRUSTEE                  $   345                $  1,190                N/A             $    99,000

(1) The Board has adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the Trust at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.

(2)  Represents compensation for 155 portfolios.

(3) Director/Trustee compensation includes compensation paid by funds that are not discussed in the Prospectus or SAI.
(4) "Interested person," as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of DSI, the investment manager and distributor for the Trust. Officers and Trustees who are interested persons of DSI do not receive any compensation from the Portfolio.
(5)  Resigned as a Trustee effective April 30, 2003.
(6) Mr. Rieke may be deemed to be an "interested person" of the Trust, as defined in the 1940 Act, because a family member is an employee of Goldman, Sachs & Co., the parent company of a Portfolio Manager to one of the Portfolios. For a period of time prior to May 1, 2003, Mr. Rieke may have been an "interested person," as defined in the1940 Act, of the Goldman Sachs Internet Tollkeeper Portfolio of the Trust, due to a family member's employment by the Portfolio Manager of that Portfolio. Internet Tollkeeper(SM) Portfolio of the Trust, as defined in the 1940 Act, because his child is an employee of Goldman, Sachs & Co. He may also be deemed to be an "interested person" of the Trust.
(7) Mr. Vincent may have been deemed to be an interested person of the Trust, as defined in the 1940 Act during a portion of 2003, because he had beneficial ownership of 200 shares of Goldman, Sachs & Co., the parent company of a sub-adviser to one of the Portfolios of the Trust, during a portion of 2003. Mr. Vincent no longer has beneficial ownership of those shares. The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract, owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings. Mr. Vincent was the beneficial owner of 200 shares of Goldman, Sachs & Co., the parent company of the Portfolio Manager of the Goldman Sachs Internet Tollkeeper(SM) Portfolio of the Trust, from December 2002 through February 2003. These shares were acquired by an account that Mr. Vincent does not directly manage, and he disposed of the shares upon learning that they were held in his account. Mr. Vincent may technically have been an "interested person," as defined in the 1940 Act, of the Goldman Sachs Internet Tollkeeper(SM) Portfolio and of the Trust during this period.

OWNERSHIP OF SHARES

Mr. Vincent was the beneficial owner of 200 shares of Goldman, Sachs & Co., the parent company of the Portfolio Manager of the Goldman Sachs Internet Tollkeeper(SM) Portfolio of the Trust, from December 2002 through February 2003. These shares were acquired by an account that Mr. Vincent does not directly manage, and he disposed of the shares upon learning that they were held in his account. Mr. Vincent may technically have been an "interested person," as defined in the 1940 Act, of the Goldman Sachs Internet Tollkeeper(SM) Portfolio and of the Trust during this period.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

     Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the company. A control person may be able to take actions regarding its Portfolio without the consent or approval of shareholders.

     As of May 3, 2004, none of the Independent Trustees or their immediate family members owned beneficially or of record securities in DSI or ING Groep, N.V. ("ING") or any affiliated companies of DSI or ING. In addition, none of the Independent Trustees or their immediate family members had a direct or indirect material interest in DSI or ING or any affiliated companies of ING Investments or DSI.

     Shares of the Portfolios may be offered to insurance companies as depositors of separate accounts which are used to fund variable annuity contracts ("VA Contracts") and variable life insurance contracts ("VLI Contracts"), to qualified pension and retirement plans outside the separate accounts context, and to investment advisers and their affiliates. ING USA Annuity and Life Insurance Company may be deemed a control person of certain series of the Trust in that certain of its separate accounts hold more than 25% of the shares of these series.

     As of May 3, 2004, the Portfolios had not commenced operations and, therefore, no Variable Contract Owner owned a Variable Contract that entitled the owner to give voting instructions with respect to 5% or more of the shares of the ING Evergreen Health Sciences Portfolio and ING Evergreen Omega Portfolio. To the knowledge of management, the Trustees and Officers of the Trust as a group owned less that 1% of the outstanding shares of any Portfolio of the Trust as of May 3, 2004.

MANAGEMENT AGREEMENT

     Directed Services, Inc. ("DSI" or the "Manager") serves as Manager to the Portfolios pursuant to a management agreement ("Management Agreement") between the Manager and the Trust. DSI's address is 1475 Dunwoody Drive, West Chester, PA 19830-1478. DSI is a New York corporation that is a wholly owned subsidiary of Equitable Of Iowa Companies, Inc. ("Equitable of Iowa"), which, in turn, is a subsidiary of ING Groep N.V. (NYSE: ING), a global financial services holding company based in the Netherlands.

     DSI has entered into an Administrative Services Sub-Contract (the "Sub-Contract") with one of its affiliates, ING Funds Services, LLC ("ING Funds Services"), effective January 1, 2003. ING Funds Services is located at 7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258. Under the Sub-Contract, ING Funds Services assumes responsibility for providing non-advisory services required of DSI under the Management Agreement to the Trust on DSI's behalf. Under the Sub-Contract, ING Funds Services is compensated by DSI a portion of the unified fee for the services performed by ING Funds Services under the Sub-Contract.

     The Trust currently offers the shares of its operating Portfolios to, among others, separate accounts of ING USA Annuity and Life Insurance Company ("ING USA") to serve as the investment medium for Variable Contracts issued by ING USA. DSI is the principal underwriter and distributor of the Variable Contracts issued by ING USA. Prior to January 1, 2004, ING USA was known as Golden America Life Insurance Company ("Golden American") and on January 1, 2004, Golden American merged with Equitable Life Insurance Company of Iowa, United Life Insurance and Annuity Company, and USG Annuity and Life Company to form ING USA. Golden American is a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American was a wholly owned subsidiary of Equitable of Iowa. The Trust may in the future offer shares of the Portfolios to separate accounts of other affiliated insurance companies.

     Pursuant to the Management Agreement, the Manager, subject to the direction of the Board of Trustees, is responsible for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Trust and its Portfolios other than the investment advisory services performed by the Portfolio Managers. These services include, but are not limited to, (i) coordinating for the Portfolios, at the Manager's expense, all matters relating to the operation of the Portfolios, including any necessary coordination among the Portfolio Managers, Custodian, Dividend Disbursing Agent, Portfolio Accounting Agent (including pricing and valuation of the Portfolio's portfolios), accountants, attorneys, and other parties performing services or operational functions for the Trust; (ii) providing the Trust and the Portfolio, at the Manager's expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws and to provide effective supervision and administration of the Trust; (iii) maintaining or supervising the maintenance by third parties selected by the Manager of such books and records of the Trust and the Portfolios as may be required by applicable federal or state law; (iv) preparing or supervising the preparation by third parties selected by the Manager of all federal, state, and local tax returns and reports of the Trust relating to the Portfolios required by applicable law; (v) preparing and filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Portfolios as required by applicable law in connection with the Portfolios; (vi) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law in connection with the Portfolio; (vii) taking such other action with respect to the Trust, as may be required by applicable law, including without limitation the rules and regulations of the SEC and other regulatory agencies; and (viii) providing the Trust at the Manager's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Portfolios contemplated in the Management Agreement. Other responsibilities of the Manager are described in the Prospectus.

     The Trust and the Manager have received an exemptive order from the SEC that allows the Manager to enter into new investment sub-advisory contracts ("Portfolio Management Agreements") and to make material changes to Portfolio Management Agreements with the approval of the Board of Trustees, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of disinterested Trustees) of the Trust must approve any new or amended Portfolio Management Agreements with sub-advisers. In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders (including owners of variable contracts whose proceeds are invested in a relevant portfolio) within 90 days of the change. The Manager remains responsible for providing general management services to each of the Portfolios, including overall supervisory responsibility for the general management and investment of each Portfolio's assets, and, subject to the review and approval of the Board, will among other things: (i) set each Portfolio's overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of a Portfolio's assets; (iii) when appropriate, allocate and reallocate a Portfolio's assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the relevant Portfolio's investment objectives, policies and restrictions.

     The Manager shall make its officers and employees available to the Board of Trustees and Officers of the Trust for consultation and discussions regarding the supervision and administration of the Portfolio.

     In connection with their deliberations relating to each Portfolio's current Management Agreement and Portfolio Management Agreements, the Board of Trustees, including the Independent Trustees, considered information that had been provided by DSI and Evergreen Investment Management Company, LLC ("Evergreen"). In considering the Management Agreement and Portfolio Management Agreements, the Board of Trustees considered a number of factors they believed, in light of the legal advice furnished to them by their independent counsel and their own business judgment, to be relevant. The factors considered by the Board of Trustees in reviewing the Management Agreement included, but were not limited to, the following: (1) the nature and quality of the services to be provided by DSI to the Portfolios; (2) the nature and quality of the services to be provided by Evergreen under the Portfolio Management Agreements; (3) the fairness of the compensation under the Management Agreement in light of the services provided to the Portfolios; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of DSI and Evergreen; (5) the expenses to be borne by shareholders; and (6) DSI's and Evergreen's compliance capabilities. The Board of Trustees also considered the total services provided by, and procured by, DSI under the bundled fee arrangement.

     In considering the Management Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling. However, the Board of Trustees initially scrutinized the fees to be paid by the Portfolios under the bundled fee arrangement and concluded that the fees to be paid to DSI are reasonable in relation to the services to be rendered, and that the anticipated expenses to be borne by the shareholders are reasonable. The Board of Trustees further determined that the contractual arrangements offer an appropriate means for the Portfolios to obtain high quality portfolio management services in furtherance of the Portfolios' objectives, and to obtain other appropriate services for the Portfolios.

     The factors considered by the Board of Trustees in reviewing the Portfolio Management Agreements included, but were not limited to, the following: (1) the Manager's view of the reputation of Evergreen; (2) the nature and quality of the services to be provided by Evergreen; (3) the fairness of the compensation under the Portfolio Management Agreements in light of the services to be provided; (4) prior performance of similar accounts managed by Evergreen with comparable investment objectives and strategies to the Portfolios compared to a peer group of funds; (5) qualifications of the personnel, portfolio management capabilities, and investment methodologies of Evergreen; (6) Evergreen's operations, compliance program, policies with respect to trade allocation and brokerage practices and proxy voting policies and procedures; (7) Evergreen's financial condition; (8) the costs for the services to be provided by Evergreen and the fact that these costs will be paid by the Manager and not directly from the Portfolios; (9) the appropriateness of the selection of Evergreen in light of each Portfolio's investment objective and prospective investor base; and (10) Evergreen's Code of Ethics and related procedures for complying therewith. The Board of Trustees also considered the portion of the management fee to be retained by DSI for its oversight and monitoring services that will be provided to the Portfolios.

     In reviewing the terms of the Management Agreement and each Portfolio Management Agreement, the Independent Trustees met in executive session with their independent counsel to discuss and consider the Agreements. As part of this process, the Independent Trustees reviewed materials provided by Evergreen and DSI regarding Evergreen and its personnel, operations, financial condition, philosophy of management, performance expectations and methods of operations as they would relate to the Portfolios. In addition, the Independent Trustees reviewed and discussed the terms and provisions of the Portfolio Management Agreements.

     Based upon its review, the Board of Trustees has determined that the Management Agreement and Portfolio Management Agreements are in the best interests of the Portfolios and their shareholders and that the bundled fee arrangement under the Management Agreement is fair and reasonable. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Trustees of each Portfolio, including the unanimous vote of the Independent Trustees, approved the Management Agreement and Portfolio Management Agreements.

     Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of a Portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios in the event that at any time no Portfolio Manager is engaged to manage the assets of such Portfolio.

         The Management Agreement continues in effect for an initial two year period and from year to year thereafter with respect to each Portfolio so long as it is approved annually by (i) the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or by the Board of Trustees, and (ii) a majority of the Trustees who are not parties to such Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Management Agreement, dated October 24, 1997, was approved by shareholders at a meeting held on October 9, 1997, and was last approved by the Board of Trustees, including the Trustees who are not parties to the Management Agreement or interested persons of such parties, at a meeting held on November 7, 2001, and was last amended by such Trustees on February 26, 2002. The amended Management Agreement was last approved by shareholders at a meeting held on July 10, 2002. The Management Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Portfolio or by the Manager, on 60 days' written notice by either party to the Management Agreement, and will terminate automatically if assigned as that term is described in the 1940 Act.

     As compensation for its services under the Management Agreement, the Trust pays the Manager a monthly fee (a "unified fee") in arrears and expressed as an annual percentage of the applicable Portfolio's average daily net assets as follows:

     ING Evergreen Health Sciences Portfolio              0.75%
     ING Evergreen Omega Portfolio                        0.60%

     Because the Portfolios had not commenced operations as of December 31, 2003, no fees were paid to the Manager under the Management Agreement (pursuant to which the Manager provides all services reasonably necessary for the operation of the Trust) for the fiscal years ended December 31, 2003, 2002 and 2001.

PORTFOLIO MANAGER

     The Manager has engaged the services of a Portfolio Manager to provide portfolio management services to the Portfolios. The Trust, DSI and the Portfolio Manager have entered into Portfolio Management Agreements, which were approved by the Trustees of the Trust and by shareholders of each Portfolio of the Trust.

     Pursuant to separate Portfolio Management Agreements, the Manager (and not the Trust) pays the Portfolio Manager for its services a monthly fee in arrears expressed as an annual percentage of the applicable Portfolio's average daily net assets as follows:

PORTFOLIO MANAGER      PORTFOLIO                                   PORTFOLIO MANAGEMENT FEE
-------------------------------------------------------------------------------------------------------
Evergreen              ING Evergreen Health Sciences Portfolio     0.75% on the first $500  million and
                                                                   0.70% on assets over $500 million.

Evergreen              ING Evergreen Omega Portfolio               0.60% on the first $750  million and
                                                                   0.55% on assets over $750 million.

Because the Portfolios had not commenced operations as of December 31, 2003, no fees were paid by the Manager to the Portfolio Manager for the fiscal years ended December 31, 2003, 2002 and 2001.

DISTRIBUTION OF TRUST SHARES

     Shares of each Portfolio are distributed by DSI (the "Distributor") pursuant to a Distribution Agreement between the Trust, on behalf of each Portfolio, and DSI. DSI is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. The Distribution Agreement requires the Distributor to use its reasonable best efforts to solicit purchases of shares of the Portfolios. Nothing in the Distribution Agreement protects the Distributor against any liability to the Trust or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of the Distributor's duties under the agreement or by reason of the Distributor's reckless disregard of its obligations and duties under the agreement. The Distributor is entitled to receive a fee described in any distribution plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

     The Distribution Agreement will remain in effect from year to year with respect to each Portfolio only if, after an initial term, continuance is approved annually by a majority of the Trustees, including a majority of those Trustees who are not interested persons (as defined in the 1940 Act) or by a vote of a majority of the outstanding voting securities of such Portfolio. The agreement may be terminated as to a particular Portfolio at any time on sixty
(60) days' written notice, without the payment of any penalty, by the Trust (by vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of such Portfolio) or by the Distributor. The agreement terminates automatically in the event of its assignment as described in the 1940 Act and the rules and interpretations thereunder. DSI, like the Manager, is an indirect wholly owned subsidiary of ING Groep, N.V.

     The Trustees have classified shares of the ING Evergreen Health Sciences Portfolio and the ING Evergreen Omega Portfolio into four classes: Adviser Class ("Class A") shares; Institutional Class ("Class I") shares; Retirement Class ("Class R") shares; and Service Class ("Class S") shares. Shares of each class of each Portfolio represent an equal pro rata interest in a Portfolio and, generally, have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any expenses attributable to that class; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution arrangements or service arrangements and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, the Class A, Class I, Class R and Class S shares have the features described below:

     The Class A shares are not subject to an initial sales charge or contingent deferred sales charge, but are subject to a shareholder servicing fee of 0.25% of average daily net assets per annum and a Rule 12b-1 distribution fee of 0.25% of average daily net assets per annum. DSI has agreed to waive 0.10% of the distribution fee for Class A shares. The expense waiver will continue through at least December 31, 2004, but in any event, the Trust will notify shareholders if it intends to pay DSI more than 0.15% (not to exceed 0.25% under the current 12b-1 Plan) in the future. DSI has also agreed to waive 0.15% of the distribution fee for Class R shares. The expense waiver will continue through at least December 31, 2004, but in any event, the Trust will notify shareholders if it intends to pay DSI more than 0.35% (not to exceed 0.50% under the current 12b-1 Plan) in the future.

     The Class I shares are not subject to an initial sales charge, contingent deferred sales charge, shareholder servicing fee or a Rule 12b-1 distribution fee.

     The Class R shares are not subject to an initial sales charge or contingent deferred sales charge, but are subject to a shareholder servicing fee of 0.25% of average daily net assets per annum and a Rule 12b-1 distribution fee of 0.50% of average daily net assets per annum.

     The Class S shares are not subject to an initial sales charge, contingent deferred sales charge or Rule 12b-1 distribution fee, but are subject to a shareholder servicing fee of 0.25% of average daily net assets per annum.

   DISTRIBUTION PLAN.

   CLASS A SHARES:

   The Trust has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act (the "Plan") on behalf of the Class A shares of the ING Evergreen Health Sciences Portfolio and the ING Evergreen Omega Portfolio (the "12b-1 Portfolios").

     The Plan provides that the Class A shares of the 12b-1 Portfolios shall pay a distribution fee (the "Distribution Fee"), for distribution services including payments to DSI, the Distributor, at annual rates not to exceed 0.25% of the average daily net assets of Class A shares of such 12b-1 Portfolios for distribution services. The Distributor may use all or any portion of such Distribution Fee to pay for fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. The Plan was approved by all of the Trustees, including all of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan.

     Since the Distribution Fees are not directly tied to expenses, the amount of the Distribution Fees paid by a Portfolio during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). The 12b-1 Portfolios, however, are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. The 12b-1 Portfolios are entitled to exclusive voting rights with respect to matters concerning the Plan.

     The Plan permits the 12b-1 Portfolios to pay the Distributor for remittances to an insurance company or any affiliate thereof, in order to compensate the insurance company or an affiliate thereof for costs incurred or paid in an amount not to exceed 0.25% of the average daily net assets of such 12b-1 Portfolio attributable to an insurance company's variable contract owners during that quarterly period. Expenses payable pursuant to the Plan include, but are not limited to, the following costs: (a) printing and mailing prospectuses and reports to prospective variable contract owners; (b) relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials intended for use by the insurance companies; (c) holding seminars and sales meetings designed to promote sales of the 12b-1 Portfolios' shares; (d) obtaining information and providing explanations to variable contract owners regarding the 12b-1 Portfolios' investment objectives and policies and other information about the 12b-1 Portfolios; (e) compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts; (f) training sales personnel regarding the 12b-1 Portfolios; (g) personal service and/or maintenance of variable contract owners' accounts with respect to the 12b-1 Portfolios' accounts; and (h) financing any other activity that the Trust's Board of Trustees determines is primarily intended to result in the sale of the 12b-1 Portfolios' shares.

   CLASS R SHARES:

   The Trust has also adopted a Shareholder Service and Distribution Plan (the "Plan") for the Class R Shares of the Trust dated May 29, 2003. Under the Plan, the Trust may pay to DSI a shareholder service fee (the "Service Fee") at the rate of 0.25%, on an annualized basis, of the average daily net assets of the Fund's Class R shares. The Service Fee may be used to pay for shareholder services provided to the Portfolios. The Plan provides that the Class R shares of the Portfolios shall pay a distribution fee (the "Distribution Fee") for distribution services, including payments to DSI, at annual rates not to exceed 0.50% of the average daily net assets of such Portfolios for distribution services. The Plan permits the Portfolios to pay marketing and other fees to support the sale and distribution of the Class R shares of the Portfolios and for shareholder services provided by securities dealers (including DSI) and other financial intermediaries and plan administrators ("financial service firms").

   Since the Service Fees and Distribution Fees are not directly tied to expenses, the amount of the Distribution Fees paid by a Portfolio during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses).

   Shareholder services payable under the Plan include, but are not limited to, the following costs: (a) answering investor inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Portfolios and certain other matters pertaining to the Portfolios; (b) assisting shareholders in designating or changing account designations and addresses; (c) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (d) assisting in processing purchase and redemption transactions; (e) arranging for the wiring of funds; (f) transmitting and receive funds in connection with customer orders to purchase or redeem shares; (g) verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; (h) furnishing quarterly and year-end statements and confirmations of purchases and redemptions; (i) transmitting on behalf of the Portfolios, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Portfolios; (j) receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Portfolios; (k) generating confirming statements; (l) providing administrative and other services to plan administrators; and (m) providing such other related services as the Funds or a shareholder may request. DSI may subcontract with other parties for the provision of shareholder, plan sponsor or plan participant support services.

     Distribution expenses payable pursuant to the Plan include, but are not limited to, the following costs: (a) printing and mailing prospectuses and reports to prospective variable contract owners or plan participants; (b) relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials intended for use by the insurance companies; (c) holding seminars and sales meetings designed to promote sales of the Class R shares of the Portfolios (d) obtaining information and providing explanations to variable contract owners or plan participants regarding the Portfolios' investment objectives and policies and other information about the Portfolios; (e) compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts; (f) training sales personnel regarding the Portfolios; (g) personal service and/or maintenance of variable contract owners' accounts with respect to the Portfolios' accounts; (h) providing services to plan administrators; and (i) financing any other activity that the Trust's Board of Trustees determines is primarily intended to result in the sale of the Portfolios' shares.

     With respect to the Class A and Class R Plans, the Distributor provides the Trustees for their review, on a quarterly basis, a written report of the amounts expended under the Plans. The

Plans are subject to annual approval by the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the Plan, cast in-person at a meeting called for that purpose. The Plans are terminable at any time, without penalty, by a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of each of the 12b-1 Portfolios. The Plans may not be amended to increase materially the amount that may be spent for distribution by the 12b-1 Portfolios without the approval of a majority of the outstanding shares of each of the 12b-1 Portfolios. Once terminated, no further payments shall be made under a Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.

     Each Plan was adopted because of its anticipated benefit to the 12b-1 Portfolios. These anticipated benefits include increased promotion and distribution of the 12b-1 Portfolios' shares, an enhancement in the 12b-1 Portfolios' ability to maintain accounts and improve asset retention and increased stability of net assets for the 12b-1 Portfolios.

     As of the date of this SAI, Class A and Class R shares of the Portfolio were not yet offered. As a result, no payments have been made under the Plan.

SHAREHOLDER SERVICING AGREEMENT

     Effective May 24, 2002, the Trust entered into a shareholder servicing agreement (the "Shareholder Servicing Agreement") on behalf of the Class S and Class A shares of the Trust. Under the Shareholder Services Agreement, DSI (the "Shareholder Services Agent") has agreed to provide certain services including, but not limited to, the following:

     Answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Portfolios and certain other matters pertaining to the Portfolios; assist shareholders in designating or changing account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish quarterly and year-end statements and confirmations of purchases and redemptions; transmit on behalf of the Portfolios, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Portfolios; receive, tabulate and transmit to the Trust proxies executed by shareholders with respect to meetings of shareholders of the 12b-1 Portfolios; and provide such other related services as the Portfolios or a shareholder may request. The Shareholder Servicing Agent may subcontract with other parties for the provision of shareholder support services.

     In consideration of the services provided by the Shareholder Servicing Agent pursuant to the Servicing Agreement, the Shareholder Servicing Agent receives from each 12b-1 Portfolio's Class A and Class S shares a fee of 0.25%, expressed as a percentage of the average daily net asset values of the Portfolio's shares.

     Because the Portfolios had not yet commenced operations as of the date of this SAI, no payments have been made under the Shareholder Services Agreement.

         In addition to paying fees under the Plans discussed above, DSI, out of its own resources, may pay additional compensation to affiliated and non-affiliated insurance companies that offer variable life and variable annuity contracts ("variable contracts") for which the Portfolios serve as underlying investment options, based upon an annual percentage of the average net assets held in the Portfolios by those companies. DSI may pay this compensation for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive, or other payments may be made as an incentive, for insurance companies to make the Portfolios available through the variable contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios. These additional payments are not disclosed in a Portfolio's Expense Table in the Prospectus. DSI does not receive any separate fees from the Portfolios for making these payments.

     More particularly, DSI may, from time to time, enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected a Portfolio as an investment option under their variable contract or to qualified plan participants, if the Portfolio sells to qualified plans. DSI has entered into service arrangements with two affiliated insurance companies, Security Life of Denver Insurance Company, and Southland Life Insurance Company, under which it pays these insurers fees at an annual rate of up to 25 basis points, computed based on assets attributable to contract holders with interests in the Portfolios through these insurers, for administrative services provided to the Portfolios.

     The insurance companies through which investors hold shares of the Portfolios also may pay fees in connection with distribution of variable contracts and for services provided to contract owners and/or qualified plan participants. None of the Portfolios, the Adviser, or the Distributor is a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments.

CODE OF ETHICS

     To mitigate the possibility that a Portfolio will be adversely affected by personal trading of employees, the Portfolios, Manager, Evergreen and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal trading accounts of Trustees and others who normally come into possession of information on portfolio transactions. The Codes of Ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust; however, such persons are generally required to pre-clear all security transactions with the ING Funds' Compliance Office or her designee and to report all transactions on a regular basis. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of the Codes of Ethics also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

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DISCLOSURE OF THE PORTFOLIOS' PORTFOLIO SECURITIES

     The Portfolios are required by the SEC to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Portfolios' annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

     Other than in regulatory filings, the Portfolios may provide their complete portfolio holdings schedule to third parties when the Portfolios have a legitimate business purpose for doing so. Specifically, the Portfolios' disclosure of their portfolio holdings may include disclosure: to the Portfolios' auditors for use in providing audit opinions; to financial printers for the purpose of preparing the Portfolios' regulatory filings; for the purpose of due diligence regarding a merger or acquisition; to a new adviser or Portfolio Manager prior to the commencement of its management of the Portfolios; to rating agencies for use in developing a rating for the Portfolios; to consultants for use in providing asset allocation advice in connection with an investment by affiliated funds-of-funds in the Portfolios; to service providers, such as proxy-voting services providers and portfolio-management database providers, in connection with their providing services benefiting the Portfolios; and for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolios' shareholders.

     In addition to the disclosure discussed above, the Portfolios compile a Top Ten List composed of their ten largest holdings. This information is produced monthly and provided to third parties, and is made available on ING's website (www.ingfunds.com (http://www.ingfunds.com)) on the tenth day of each month. The "Top Ten" holdings information is as of the last day of the previous month. A third party requesting the Portfolios' Top Ten Lists must be in possession of the Portfolios' current prospectus before the list will be provided. The Top Ten List also is provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

     If a third party requests specific, current information regarding the Portfolios' portfolio holdings, the Portfolios will refer the third party to the latest Top Ten List, the latest regulatory filing or to ING's website.

PROXY VOTING PROCEDURES

     The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolios' portfolio securities. The procedures and guidelines delegate to the Manager the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting procedures, which require the Adviser to vote proxies in accordance with the Portfolio's proxy voting procedures and guidelines, an independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and record-keeping and disclosure services. In addition, the Board established the Valuation and Proxy Voting Committee to oversee the implementation of the Portfolio's proxy voting procedures. A copy of the proxy voting procedure guidelines of the Portfolios, including procedures of the Manager, is attached hereto as Appendix B. Beginning on or about August 31, 2004, and no later than August 31st annually thereafter, information regarding how the Portfolios vote proxies relating to portfolio securities for the one year period ending June 30th will be made available through the

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ING Funds' website (http://www.ingfunds.com) or by accessing the SEC's EDGAR database (http://www.sec.gov).

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS

     Investment decisions for each Portfolio are made by its Portfolio Manager. The Portfolio Manager has investment advisory clients other than the Portfolio. A particular security may be bought or sold by the Portfolio Manager for clients even though it could have been bought or sold for other clients at the same time. In the event that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, allocated between such clients in a manner deemed fair and reasonable by the Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Portfolio Manager, and the results of such allocations, are subject to periodic review by the Trust's Manager and Board of Trustees. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

     The Portfolio Manager for a Portfolio places all orders for the purchase and sale of portfolio securities, options, and futures contracts for a Portfolio through a substantial number of brokers and dealers or futures commission merchants. In executing transactions, the Portfolio Manager will attempt to obtain the best execution for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, confidentiality, including trade anonymity, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on U.S. stock exchanges for the account of the Trust, the Portfolio Manager may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Portfolio Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, in cases where there is no stated commission, the price will include an undisclosed commission or markup. There is generally no stated commission in the case of fixed income securities, which are generally traded in the over-the-counter markets, but the price paid by the Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers. Consistent with this practice, the Portfolio Manager for a Portfolio may receive research services from many broker-dealers with which the Portfolio Manager places the Portfolio's portfolio transactions. The Portfolio Manager may also receive research or research credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Portfolio Manager and its affiliates in advising its various clients (including the Portfolio), although not all of these services are necessarily useful and of value in managing a Portfolio. The advisory fee paid by the Portfolio to the Portfolio Manager is not reduced because the Portfolio Manager and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager may cause a Portfolio to pay a broker-dealer, which provides "brokerage and research services" (as defined in the Act) to the Portfolio Manager, a disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     As noted above, the Portfolio Manager may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Portfolio Manager with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other clients of the Portfolio Manager, and the Portfolio Manager without incurring additional costs. These arrangements may not fall within the safe harbor of
Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

     In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Portfolios as well as shares of other investment companies or accounts managed by the Portfolio Managers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Portfolios.

     On occasions when a Portfolio Manager deems the purchase or sale of a security to be in the best interest of the Portfolio as well as its other customers (including any other Portfolio or other investment adviser or sub-adviser), the Portfolio Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in the manner it considers to be equitable and consistent with its fiduciary obligations to the Portfolio and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Portfolio.

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

     A Portfolio Manager may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Portfolio Manager where, in the judgment of the Portfolio Manager, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers.

     Pursuant to SEC Rules, a broker-dealer that is an affiliate of the Manager or a Portfolio Manager or, if it is also a broker-dealer, the Portfolio Manager may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer or Portfolio Manager, and if there is in effect a written contract between the Portfolio Manager and the Trust expressly permitting the affiliated broker-dealer or Portfolio Manager to receive and retain such compensation. The Portfolio Management Agreements provide that the Portfolio Manager may retain compensation on transactions effected for a Portfolio in accordance with the terms of these rules.

     SEC rules further require that commissions paid to such an affiliated broker-dealer or Portfolio Manager by a Portfolio on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board of Trustees has adopted procedures for evaluating the reasonableness of commissions and will review these procedures periodically. Each of the following is a registered broker-dealer and an affiliate of Directed Services, Inc., Manager to ING Investors Trust as of March 31, 2004: ING Baring Financial Products, ING Baring Grupo Financiero (Mexico) S.A. de C.V, ING Baring Holding Nederland B.V., ING Baring Holdings Limited, ING Baring Investment (Eurasia) ZAO, ING Baring Operational Services (Taiwan) Limited, ING Baring Securities (France ) S.A., ING Baring Securities (Hong Kong) Ltd., ING Baring Securities (Hungary) Rt., ING Baring Securities (India) Pvt. Ltd., ING Baring Securities (Japan) Limited, ING Baring Securities (Overseas) Ltd., ING Baring Securities (Philippines) Inc., ING Baring Securities (Poland) Holding B.V.ING Baring Securities (Romania) S.A., ING Baring Securities (Singapore) Pte Ltd, ING Baring Securities (Slovakia), o.c.p.a.s., ING Baring Securities (Taiwan) Limited
(SICE), ING Baring Securities (Thailand) Limited, ING Baring Securities Argentina S.A., ING Baring Securities Holdings Limited, ING Baring Securities Management Services (Hong Kong) Ltd, ING Baring Securities Pakistan (Private) Limited, ING Baring Securities Services Limited, ING Baring Sociedad de Bolsa (Argentina), S.A., ING Baring South Africa Limited, ING Barings Corp., ING Barings Deutschland (GmbH), ING Barings Ecuador Casa de Valores S.A., ING Barings Southern Africa (proprietary) Limited, ING Derivatives (London) Limited, ING Direct Funds Limited, ING Ferri S.A., ING Fund Management B.V., ING Futures & Options (Hong Kong) Limited, ING Futures & Options (Singapore) Pte Ltd., ING Guilder Corretora de Cambio E Titulis S.A., ING Guilder Distribuidora de Titulos E Valores Mobiliarios S/A, ING Insurance Agency, Inc., ING Insurance Agency, Inc. (Massachusetts), ING Insurance Agency, Inc. (Texas), ING Investment Management (Europe) B.V., ING Investment Management

B.V., ING Securities (Eurasia) ZAO, ING Sviluppo SIM S.P.A., ING Taurus Holdings LLC, ING Valores (Venezuela) C.A., Liquidity Services Ltd., MC-BBL Securities Ltd., PrimeVest Financial Services, Inc., PT ING Baring Securities Indonesia, Sutherlands (Holdings) Ltd., Sutherlands International Ltd., Sutherlands Ltd., Sutherlands Nominees Ltd., T&C Nominees Ltd., Vermeulen Raemdonck S.A., Williams de Broe Securities Ltd., and Yvop Floorbrokers B.V.

     Any of the above firms may retain compensation on transactions effected for a Portfolio in accordance with these rules and procedures.

     Effective March 1, 2002, DSI, as manager to the Trust, may direct the Trust's portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate up to 25% of a portfolio's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will effect a recapture of a portion of the brokerage commissions (in the form of a credit to the portfolio) to pay certain expenses of that portfolio.

     Because the Portfolios had not commenced operations as of December 31, 2003, brokerage commissions and affiliated brokerage commissions were not paid on behalf of the Portfolios.

PORTFOLIO TURNOVER

     Before investing in a portfolio, you should review its portfolio turnover rate, which may be found in the financial highlights section of the prospectus. A Portfolio's turnover rate will provide you with an indication of the potential effect of transaction costs on the portfolio's future returns. In general, the greater the volume of buying and selling by the portfolio, the greater the impact that brokerage commissions and other transaction costs will have on its return.

     Portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of portfolio securities owned by the portfolio during the year. A 100% portfolio turnover rate would occur, for example, if a portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.

                                 NET ASSET VALUE

     As noted in the Prospectus, the net asset value ("NAV") and offering price of each class of each Portfolio's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Portfolio shares will not be priced on these days.

     Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Investments in securities maturing in 60

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days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectus. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

     Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Portfolios' Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

     The prices of foreign securities are determined using information derived from pricing services and other sources. The value of the foreign securities traded on exchanges outside the United States is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a Portfolio's valuation). Foreign securities markets may close before a Portfolio determines its NAV. European, Asian, Latin American, or other international securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio's net asset value may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio.

     If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such securities closes but before the time that the Portfolio's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such securities at the time the Portfolio calculates its net asset value. The Board has adopted procedures under which the fair value of foreign securities may, upon the occurrence of a significant event, be determined as of the time a Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events.

Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolios are not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless a market movement or other event has occurred which constitutes a significant event under procedures adopted by the Board or unless closing prices are otherwise deemed unreliable, events affecting the values of portfolio securities that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio's net asset value per share.

     Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time NAV is computed.

     Options on currencies purchased by the Portfolios are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by Hard Assets' custodian bank or other broker-dealers or banks approved by Hard Assets, on each date that the NYSE is open for business.

     The fair value of other assets is added to the value of all securities positions to arrive at the value of a Portfolio's total assets. The Portfolio's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

     In computing the net asset value for a class of shares of a Portfolio, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

     The per share net asset value of Class I shares generally will be higher than the per share NAV of shares of the other classes, reflecting daily expense accruals of the distribution and service fees applicable to Class A and Class S. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

     Orders received by dealers prior to the close of regular trading on the NYSE will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Eastern time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio. Orders received by dealers after the close of regular trading on the NYSE will be confirmed at the next computed offering price as described in the Prospectus.

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                             PERFORMANCE INFORMATION

     The Trust may, from time to time, include the yield of the Portfolios, and the total return of the Portfolios in advertisements or sales literature. In the case of Variable Contracts, performance information for a Portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the separate account to which the Portfolio offers its shares.

     Quotations of yield for the Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the SEC), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

         YIELD = 2 [((a-b)/cd  + 1)(TO THE POWER OF 6) - 1]

where,

         a = dividends and interest earned during the period,

         b = expenses accrued for the period (net of reimbursements),

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

         d = the maximum offering price per share on the last day of the period.

     Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula:
P (1 + T)(TO THE POWER OF n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

     As of the date of this SAI, the Portfolios have not commenced operations, therefore have not computed an average annual return. The Portfolios had not commenced operations as of the date of this SAI and therefore did not have average annual total return for the fiscal year ended December 31, 2003:

     Beta is a historical measure of a portfolio's market risk; a Beta of 1.10 indicates that the portfolio's returns tended to be 10% higher (lower) than the market return during periods in which market returns were positive (negative).

     Performance information for a Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the S&P 500 Index and the Merrill Lynch U.S. High Yield BB-B Rated Index, or other indexes that measure performance of a pertinent group of securities, (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Reports and promotional literature may also contain other information including (i) the ranking of any Portfolio derived from rankings of mutual funds or other investment products tracked by Lipper Analytical Services, Inc. or by other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria, and
(ii) the effect of tax deferred compounding on a Portfolio's investment returns, or returns in general, which may by illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Portfolio (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

     In addition, reports and promotional literature may contain information concerning the Manager, the Portfolio Managers, or affiliates of the Trust, the Manager, or the Portfolio Managers, including (i) performance rankings of other mutual funds managed by a Portfolio Manager, or the individuals employed by a Portfolio Manager who exercise responsibility for the day-to-day management of a Portfolio, including rankings of mutual funds published by Morningstar, Inc., Value Line Mutual Fund Survey, or other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; and (iii) information regarding services rendered by the Manager to the Trust, including information related to the selection and monitoring of the Portfolio Managers. Reports and promotional literature may also contain a description of the type of investor for whom it could be suggested that a Portfolio is intended, based upon each Portfolio's investment objectives.

     In the case of Variable Contracts, quotations of yield or total return for a Portfolio will not take into account charges and deductions against any Separate Accounts to which the Portfolio shares are sold or charges and deductions against the life insurance policies or annuity contracts issued by ING USA, although comparable performance information for the Separate Account will take such charges into account. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the Portfolio's investment objective or objectives and investment policies, the characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                      TAXES

     Shares of the Portfolios may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Variable Contract and to the Portfolios' Manager and its affiliates. Shares will generally not be offered to other investors.

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     Each Portfolio that has commenced operations has qualified (and any
Portfolio of the Trust that has not yet commenced operations intends to qualify), and expects to continue to qualify, to be taxed as a regulated investment company ("RIC") under the Code. To qualify for that treatment, a Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If each Portfolio qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each Portfolio should have little or no income taxable to it under the Code.

     Both Portfolios must comply with (and each intends to comply with) the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). Specifically, each Portfolio intends to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.

     The Treasury Department has issued various rulings and other pronouncements addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. As of the date that this SAI is being prepared, the Treasury Department has offered only limited guidance in this regard. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. The arrangements concerning these Portfolios are similar to, but different in some respects from, those described by the Treasury Department in rulings in which it was determined that variable contract owners were not owners of separate account assets. Since you may have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that the IRS might treat you as the owner of your variable contract's proportionate

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share of the assets of the separate account. You should review your variable contract's Prospectus and SAI and you should consult your own tax advisor as to the possible application of the "investor control" doctrine to you.

     If a Portfolio fails to qualify to be taxed as a regulated investment company, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Portfolio's available earnings and profits. Owners of Variable Contracts which have invested in such a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

     Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply when a Portfolio's only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts. To avoid the excise tax, each Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolios. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the Income Requirement.

     FOREIGN INVESTMENTS -- Portfolios investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any Portfolio that invests in foreign securities or currencies is reduced by these foreign taxes. Owners of Variable Contracts investing in such Portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

     The Portfolios listed above may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Portfolio investing in securities of PFICs may be subject to U.S. Federal income taxes and interest charges, which would reduce the investment yield of a Portfolio making such investments. Owners of Variable Contracts investing in such Portfolios would bear the cost of these taxes and interest charges. In certain cases, a Portfolio may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Portfolio. However, a Portfolio's intention to qualify annually as a regulated investment company may limit a Portfolio's elections with respect to PFIC securities and no assurance can be given that such elections can or will be made.

     The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of each Portfolio's activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.

                                OTHER INFORMATION

CAPITALIZATION

     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 40 investment portfolios. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional Portfolios will not alter the rights of the Trust's shareholders. When issued in accordance with the terms of the Agreement and Declaration of Trust, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights, conversion rights, or subscription rights. In liquidation of a Portfolio of the Trust, each shareholder is entitled to receive his or her pro rata share of the net assets of that Portfolio. The ING Evergreen Health Sciences Portfolio is a non-diversified portfolio while the ING Evergreen Omega Portfolio is a diversified portfolio.

     On May 1, 2003, the Trust's name was changed to the ING Investors Trust. Prior to that date on January 31, 1992, the name of the Trust was changed to The GCG Trust from The Specialty Managers Trust.

VOTING RIGHTS

     Shareholders of the Portfolios are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

     Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Agreement and Declaration of Trust provides that the holders of not less than two-thirds of the

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

outstanding shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trust's shares do not have cumulative voting rights. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. The Trust is required to assist in shareholders' communications.

PURCHASE OF SHARES

     Shares of a Portfolio may be offered for purchase by separate accounts of insurance companies to serve as an investment medium for the variable contracts issued by the insurance companies and to certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Portfolios serving as investment mediums for variable contracts. Shares of the Portfolios are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated. The Trust currently does not foresee any disadvantages to variable contract owners or other investors arising from offering the Trust's shares to separate accounts of unaffiliated insurers, separate accounts funding both life insurance polices and annuity contracts in certain qualified pension and retirement plans; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts or pension and retirement plans participating in the Trust might at sometime be in conflict. However, the Board of Trustees and insurance companies whose separate accounts invest in the Trust are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, between separate accounts of unaffiliated insurers, and between various contract owners or pension and retirement plans. The Board of Trustees will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, in one or more insurance company separate accounts might withdraw their investment in the Trust. This might force the Trust to sell securities at disadvantageous prices.

     If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio's shares.

     Shares of each Portfolio are sold at their respective net asset values (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Trust.

REDEMPTION OF SHARES

     Shares of any Portfolio may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request by an insurance company whose separate account invests in the Portfolio. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board of Trustees should determine that it

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

would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

     If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio's shares.

EXCHANGES

     Shares of the same class of either Portfolio may be exchanged for shares of the same class of any of the other investment portfolios of the Trust. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more of the other Portfolios and are effected at the respective net asset values per share of each Portfolio on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice. Variable contract owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the Portfolios, and should refer to the Prospectus for the applicable variable contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company separate account that invest in the Portfolio.

     The Trust reserves the right to discontinue offering shares of one or more Portfolios at any time. In the event that a Portfolio ceases offering its shares, any investments allocated by an insurance company to such Portfolio will be invested in the Liquid Assets Portfolio of the Trust or any successor to such Portfolio.

CUSTODIAN AND OTHER SERVICE PROVIDERS OF THE PORTFOLIOS

     The Bank of New York, One Wall Street, New York, NY 10286, serves as Custodian of the Trust's securities and cash and is responsible for safekeeping the Trust's assets and portfolio accounting services for the Portfolios. DST Systems, Inc., P.O. Box 419368, Kansas City, MO 64141, serves as the transfer agent and dividend-paying agent to the Portfolios.

INDEPENDENT AUDITORS

     KPMG LLP, located at 99 High Street Boston, MA 02110 has been appointed as the Trust's independent auditor. KPMG LLP audits the financial statements of the Trust and provides other audit, tax, and related services.

LEGAL COUNSEL

     Legal matters for the Trust are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

REGISTRATION STATEMENT

     This SAI and the accompanying Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the Securities Act of 1933 with

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respect to the securities offered by the Prospectus. Certain portions of the
Registration Statement have been omitted pursuant to the rules and regulations of the SEC.

     The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

     The fiscal year of the Trust ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent auditors will be sent to shareholders each year.

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                     APPENDIX A: DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc.'s ("Moody's") description of its bond ratings:

     Aaa - judged to be the best quality; they carry the smallest degree of investment risk. Aa - judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds. A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations." Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Ba - judged to have speculative elements; their future cannot be considered as well assured. B - generally lack characteristics of the desirable investment. Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - speculative in a high degree; often in default. C - lowest rate class of bonds; regarded as having extremely poor prospects.

     Moody's also applies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

     Excerpts from Standard & Poor's Rating Group ("S&P") description of its bond ratings:

     AAA - highest grade obligations; capacity to pay interest and repay principal is extremely strong. AA - also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. A - regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories - this group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C- predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and C the highest.

     S&P applies indicators "+", no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

  DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

     Moody's ratings for municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as

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payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

     MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

           DESCRIPTION OF MOODY'S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest:

     PRIME-1: Issuers rates Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

                DESCRIPTION OF S&P'S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT GRADE

     AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A: Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

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                                SPECULATIVE GRADE

         BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

     D: Debt rated "D" is in default, and repayment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM
                               DEMAND OBLIGATIONS:

     SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issued determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

  DESCRIPTION OF S&P'S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL
                                     PAPER:

     An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Trust may invest are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

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                       APPENDIX B: PROXY VOTING PROCEDURES

                                    ING FUNDS

                                   ----------

                     PROXY VOTING PROCEDURES AND GUIDELINES

                          Effective as of July 10, 2003
                As amended August 21, 2003 and November 11, 2003

                                   ----------

I.   INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by each of the Funds' Board of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.  VALUATION AND PROXY VOTING COMMITTEE

The Boards hereby delegate to the Valuation and Proxy Voting Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined below and in the Adviser's proxy voting procedures) to deal in the first instance with the application of these

---------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation and Proxy Voting Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation and Proxy Voting Committee with respect to any other Fund.
(2) The independent Trustees/Directors are those Board members who are not "interested persons" within the meaning of Section 2(a)(19) the Investment Company Act of 1940.

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Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III. DELEGATION OF VOTING RESPONSIBILITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of each Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation and Proxy Voting Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

When a Fund is a feeder in a master/feeder structure, proxies for the portfolio securities of the master fund will be voted pursuant to the master fund's proxy voting policies and procedures.

IV.  APPROVAL AND REVIEW OF PROCEDURES

Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to such procedures must be approved by the Board or the Valuation and Proxy Voting Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation and Proxy Voting Committee at its next regularly scheduled meeting.

V.   VOTING PROCEDURES AND GUIDELINES

The Guidelines which are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

     A. Routine Matters

     The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, they appear to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

     B. Matters Requiring Case-by-Case Consideration

     The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

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     Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

     The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

               1.   Votes in Accordance with Agent Recommendation

               In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

               2.   Non-Votes

               The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

               3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

               If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then request that each member of the Proxy Group and each Investment Professional participating in the voting process provide a Conflicts Report (as such term is defined for purposes of the Adviser's proxy voting procedures).

               If Counsel determines that a conflict of interest appears to exist with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will then call a meeting of the Valuation and Proxy Voting Committee and forward to such committee all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser's proxy voting procedures).

               If Counsel determines that there does not appear to be a conflict of interest with respect to any member of the Proxy Group or the relevant Investment

               Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

               4.   Referrals to a Fund's Valuation and Proxy Voting Committee

               A Fund's Valuation and Proxy Voting Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

               The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.  CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends a vote contrary to the Procedures and Guidelines, or contrary to the recommendation of the Agent, or where the Procedures and Guidelines are silent and the Agent has made no recommendation, and Counsel has determined that a conflict of interest appears to exist with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Valuation and Proxy Voting Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it may be deemed to have a conflict of interest.

VII. REPORTING AND RECORD RETENTION

Beginning in August 2004, on an annual basis, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record posted for any Fund that is a feeder in a master/feeder structure will be that of the master fund. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                ING EQUITY TRUST
                                 ING FUNDS TRUST
                           ING INVESTMENT FUNDS, INC.
                               ING INVESTORS TRUST
                               ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                           ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST
                               USLICO SERIES FUND


Effective as of July 10, 2003

                                    EXHIBIT 2
                                     to the
                                    ING Funds
                             Proxy Voting Procedures

                              ING INVESTMENTS, LLC,

                             DIRECTED SERVICES, INC.

                                       AND

                     ING LIFE INSURANCE AND ANNUITY COMPANY

                                   ----------

                             PROXY VOTING PROCEDURES

                     Effective as of July 10, 2003, as amended

                                   ----------

I.   INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.  ROLES AND RESPONSIBILITIES

   A.  Proxy Coordinator

   The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines ("Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, the Proxy Coordinator will call a meeting of the Proxy Group.

   B.  Agent

   An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

   The Agent shall be instructed to vote all proxies in accordance with the ING Funds' Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation and Proxy Voting Committee.

   The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

   C.  Proxy Group

   The Adviser shall establish a Proxy Group (the "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

   A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group.

   A meeting of the Proxy Group will be held whenever the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation with respect to a vote on a proposal.

   For each proposal referred to the Proxy Group, it will review (1) the Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s) and (4) any other resources that the Proxy Group deems appropriate to aid in a determination of a recommendation.

   If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent. If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall follow the procedures for such voting as established by a Fund's Board.

   D. Investment Professionals

   The Funds' Advisers, sub-advisers and/or portfolio managers (referred to herein as "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment

   Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III. VOTING PROCEDURES

   A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

   B.  Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

   C.  Matters Requiring Case-by-Case Consideration

   The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

   Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

   The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

               1.   Votes in Accordance with Agent Recommendation

                    In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

               2.   Non-Votes

               The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

               3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

               If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

               4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

     IV.       CONFLICTS OF INTEREST

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group and each Investment Professional participating in the voting process must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives.

For all matters for which the Proxy Group recommends a vote contrary to Procedures and Guidelines, or the recommendation of the Agent, where applicable, or where the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an

Investment Professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.   REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1

                                     TO THE

                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

        NAME                                      TITLE OR AFFILIATION
Stanley D. Vyner          Chief Investment Risk Officer and Executive Vice President of ING
                          Investments, LLC

Karla J. Bos              Acting Proxy Coordinator

Maria Anderson            Assistant Vice President - Manager Fund Compliance of ING Funds Services,
                          LLC

Michael J. Roland         Executive Vice President and Chief Financial Officer of ING Investments, LLC

Todd Modic                Vice President of Financial Reporting - Fund Accounting of ING Funds
                          Services, LLC

Theresa K. Kelety, Esq.   Counsel, ING Americas US Legal Services

     Effective as of April 21, 2004

                                    EXHIBIT 3

                                     TO THE

                        ING FUNDS PROXY VOTING PROCEDURES

                                   ----------

                    PROXY VOTING GUIDELINES OF THE ING FUNDS

                    Effective as of July 10, 2003, as amended

                                   ----------

I.   INTRODUCTION

The following is a statement of the proxy voting Guidelines that have been adopted by the respective Boards of Directors or Trustees of each Fund.

Proxies must be voted in the best interest of the Fund. The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.  GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous Governance Provisions, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in Global Proxies.

In all cases where "case-by-case" consideration is noted, it shall be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent,

Institutional Shareholder Services, Inc. Such policy may be overridden in any case pursuant to the procedures outlined herein.

1.   THE BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis.

SEPARATING CHAIRMAN AND CEO

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately.

PROPOSALS SEEKING A MAJORITY OF INDEPENDENT DIRECTORS

Evaluate on a CASE-BY-CASE basis shareholder proposals asking that a majority of directors be independent. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

STOCK OWNERSHIP REQUIREMENTS

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

TERM OF OFFICE

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

AGE LIMITS

Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:

     (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
     (2)  Only if the director's legal expenses would be covered.

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

2.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.   AUDITORS

RATIFYING AUDITORS

Generally, vote FOR proposals to ratify auditors.

NON-AUDIT SERVICES

Consider on a CASE-BY-CASE basis proposals to approve auditors when total non-audit fees exceed the total of audit fees, audit-related fees and permissible tax fees.

AUDITOR INDEPENDENCE

Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

AUDIT FIRM ROTATION (SHAREHOLDER PROPOSALS):

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.   PROXY CONTEST DEFENSES

BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Generally, vote AGAINST proposals to classify the board. Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.
Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING

Generally, vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board. Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.   TENDER OFFER DEFENSES

POISON PILLS

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL

Generally, vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

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

PALE GREENMAIL

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS

Generally, vote AGAINST dual-class exchange offers.
Generally, vote AGAINST dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.   MISCELLANEOUS GOVERNANCE PROVISIONS

CONFIDENTIAL VOTING

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

     - In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
     -    If the dissidents agree, the policy remains in place.
     - If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

EQUAL ACCESS

Generally, vote FOR shareholder proposals that would allow significant company shareholders (defined as those holding more than $5 million in securities of the company in question) equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

SHAREHOLDER ADVISORY COMMITTEES

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

7.   CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

PREFERRED STOCK

Generally, vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Generally, vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.
Generally, vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

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

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Generally, vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

SHARE REPURCHASE PROGRAMS

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Generally, vote AGAINST management proposals seeking approval to reprice options.

DIRECTOR COMPENSATION

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

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OBRA-RELATED COMPENSATION PROPOSALS:

     AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE
     FEATURES

     Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

     AMENDMENTS TO ADD PERFORMANCE-BASED GOALS

     Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

     AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

     Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
     Section 162(m) should be evaluated on a CASE-BY-CASE basis.

     APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

     Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.
Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES

Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.
Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

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EXPENSING OF STOCK OPTIONS

Consider shareholder proposals to expense stock options on a CASE-BY-CASE basis.

9.   STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis.

10.  MERGERS AND CORPORATE RESTRUCTURINGS

MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis.

ASSET SALES

Votes on asset sales should be made on a CASE-BY-CASE basis.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis.

ADJOURNMENT

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

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APPRAISAL RIGHTS

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME

Generally, vote FOR changing the corporate name.

11.  MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis.

PROXY CONTESTS

Vote proxy contests on a CASE-BY-CASE basis.

INVESTMENT ADVISORY AGREEMENTS

Vote the investment advisory agreements on a CASE-BY-CASE basis.

APPROVING NEW CLASSES OR SERIES OF SHARES

Generally, vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 ACT POLICIES

Vote these proposals on a CASE-BY-CASE basis.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote these proposals on a CASE-BY-CASE basis.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

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NAME RULE PROPOSALS

Vote these proposals on a CASE-BY-CASE basis.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a CASE-BY-CASE basis.

CHANGING THE DOMICILE OF A FUND

Vote reincorporations on a CASE-BY-CASE basis.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote these proposals on a CASE-BY-CASE basis.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis.

MASTER-FEEDER STRUCTURE

Generally, vote FOR the establishment of a master-feeder structure.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a CASE-BY-CASE basis.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

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TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.  SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

13.  GLOBAL PROXIES

While a number of the foregoing Guidelines may be applied to both U.S. and global proxies, the following provide for the differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

ROUTINE MANAGEMENT PROPOSALS

Generally, vote FOR the following and other similar routine management proposals:

     -    the opening of the shareholder meeting
     -    that the meeting has been convened under local regulatory requirements
     -    the presence of quorum
     -    the agenda for the shareholder meeting
     -    the election of the chair of the meeting
     -    the appointment of shareholders to co-sign the minutes of the meeting
     -    regulatory filings (E.G., to effect approved share issuances)
     - the designation of inspector or shareholder representative(s) of minutes of meeting
     - the designation of two shareholders to approve and sign minutes of meeting
     -    the allowance of questions
     -    the publication of minutes
     -    the closing of the shareholder meeting

DISCHARGE OF MANAGEMENT/SUPERVISORY BOARD MEMBERS

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

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DIRECTOR REMUNERATION

CONSIDER DIRECTOR COMPENSATION PLANS ON A CASE-BY-CASE BASIS. GENERALLY, VOTE FOR PROPOSALS TO APPROVE THE REMUNERATION OF DIRECTORS AS LONG AS THE AMOUNT IS NOT EXCESSIVE AND THERE IS NO EVIDENCE OF ABUSE.

APPROVAL OF FINANCIAL STATEMENTS AND DIRECTOR AND AUDITOR REPORTS

GENERALLY, VOTE FOR MANAGEMENT PROPOSALS SEEKING APPROVAL OF FINANCIAL ACCOUNTS AND REPORTS, UNLESS THERE IS CONCERN ABOUT THE COMPANY'S FINANCIAL ACCOUNTS AND REPORTING.

REMUNERATION OF AUDITORS

GENERALLY, VOTE FOR PROPOSALS TO AUTHORIZE THE BOARD TO DETERMINE THE REMUNERATION OF AUDITORS, UNLESS THERE IS EVIDENCE OF EXCESSIVE COMPENSATION RELATIVE TO THE SIZE AND NATURE OF THE COMPANY.

INDEMNIFICATION OF AUDITORS

GENERALLY, VOTE AGAINST PROPOSALS TO INDEMNIFY AUDITORS.

ALLOCATION OF INCOME AND DIVIDENDS

Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

STOCK (SCRIP) DIVIDEND ALTERNATIVES

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DEBT ISSUANCE REQUESTS

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

FINANCING PLANS

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

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RELATED PARTY TRANSACTIONS

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.

CAPITALIZATION OF RESERVES

Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

ARTICLE AMENDMENTS

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

     -   it is editorial in nature;
     -   shareholder rights are protected;
     -   there is negligible or positive impact on shareholder value;
     -   management provides adequate reasons for the amendments; and
     -   the company is required to do so by law (if applicable).

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                            PART C. OTHER INFORMATION

Item 23. Exhibits

(a) (1) Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (17)

     (2) Certificate of Amendment dated May 1, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (17)

     (3) Amendment #2 dated May 1, 2003 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (18)

     (4) Amendment #3 dated June 2, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (18)

     (5) Amendment #4 dated June 16, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (18)

     (6) Amendment #5 dated August 25, 2003 to the Trust's Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (20)

     (7) Amendment #6 dated September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (20)

     (8) Amendment #7 dated September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (20)

     (9) Amendment #9 dated November 11, 2003 to The Amended and Restated Agreement and Declaration of Trust (22)

     (10) Amendment #10, effective June 2, 2003, to The Amended and Restated Agreement and Declaration of Trust (23)

     (11) Amendment #11, effective January 20, 2004, to The Amended and Restated Agreement and Declaration of Trust (23)

     (12) Amendment #12, effective February 25, 2004, to The Amended and Restated Agreement and Declaration of Trust (23)

(b)  By-laws (1)

(c)  Instruments Defining Rights of Security Holders (1)

(d)  (1)  (A)  Management Agreement dated October 24, 1997 as amended May 24,
               2002 (22)

                    (i) Amended Schedule B Compensation for Services to Series (22)

                    (ii) Amended Schedule A with respect to the Management Agreement, dated October 24, 1997 (23)

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

                    (iii) Amended Schedule A with respect to the Management Agreement with Directed Services, Inc. for the Evergreen Portfolios - filed herein.

                    (iv) Amended Schedule B Compensation for Services to Series with Directed Services, Inc. and agreement letter for the Evergreen Portfolios - filed herein.

          (B) Investment Management Agreement dated August 21, 2003 for ING American Funds Growth, ING American Funds International, and ING American Funds Growth-Income Portfolios (20)

          (C) Investment Management Agreement dated February 25, 2004 for ING LifeStyle Moderate Portfolio, ING LifeStyle Moderate Growth Portfolio, ING LifeStyle Growth Portfolio and ING LifeStyle Aggressive Growth Portfolio - filed herein.

     (2)  Portfolio Management Agreements

          (A) Portfolio Management Agreement with T. Rowe Price Associates, Inc. (2)

                    (i)    Schedule pages to Portfolio Management Agreement with
                           T. Rowe Price Associates, Inc. (1)

                    (ii) Amendment to Portfolio Manager Agreement with T. Rowe Price Associates, Inc. (11)

                    (iii) Second Amendment dated September 1, 2003 to Portfolio Manager Agreement with T. Rowe Price Associates, Inc.
                           (22)

                    (iv) Amended Schedule B Compensation for Services to Series (22)

          (B) Portfolio Management Agreement with ING Investment Management LLC, formerly Equitable Investment Services, Inc. (2)

          (C)  Portfolio Management Agreement with Eagle Asset Management, Inc.
               (2)

                    (i) First Amendment dated September 1, 2003 to Portfolio Manager Agreement with Eagle Asset Management, Inc.
                           (22)

          (D) Portfolio Management Agreement with Massachusetts Financial Services Company dated August 10, 1998 (20)

                    (i) Amendment to Portfolio Management Agreement with Massachusetts Financial Services Company (11)

                    (ii) Second Amendment dated September 1, 2003 to Portfolio Management Agreement with Massachusetts Financial Services Company (22)

          (E)  Portfolio Management Agreement with Baring International

               Investment Limited (1)

                    (i) Addendum to the Baring International Investment Limited Portfolio Management Agreement (9)

                    (ii) First Amendment dated September 1, 2003 to Portfolio Management Agreement with Baring International Investment Limited (22)

          (F) Portfolio Management Agreement with A I M Capital Management, Inc. (1)

                    (i) Addendum to the AIM Capital Management, Inc. Portfolio Management Agreement (9)

                    (ii) Amendment #2 dated April 14, 2003 to Sub-Advisory Agreement with AIM Capital Management, Inc. (20)

                    (iii) Third Amendment dated July 1, 2003 to Sub-advisory Agreement with AIM Capital Management, Inc. (22)

                    (iv) Fourth Amendment dated September 1, 2003 to Sub-Advisory Agreement with AIM Capital Management, Inc. (22)

                    (v)    Amended Schedule B (22)

          (G) Portfolio Management Agreement with Alliance Capital Management L.P. (1)

                    (i) First Amendment dated September 1, 2003 to Portfolio Management Agreement with Alliance Capital Management, L.P. (22)

          (H) Portfolio Management Agreement with Salomon Brothers Asset Management, Inc. dated February 1, 2000 (20)

                    (i) Amendment to Portfolio Management Agreement with Salomon Brothers Management, Inc. (11)

                    (ii) Second Amendment dated September 1, 2003 to Portfolio Management Agreement with Salomon Brothers Asset Management, Inc. (22)

                    (iii) Amended Schedule B Compensation for Services to Series (22)

          (I) Portfolio Management Agreement with Capital Guardian Trust Company (9)

                    (i) Addendum to the Portfolio Management Agreement with Capital Guardian Trust Company (9)

                    (ii) Form of First Amendment dated September 1, 2003 to Portfolio Management Agreement with Capital Guardian Trust Company (20)

          (J) Portfolio Management Agreement with Fidelity Management & Research Company dated October 2, 2000 (18)

                    (i) Form of First Amendment dated September 1, 2003 to Portfolio Management Agreement with Fidelity Management & Research Company (20)

                    (ii) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Investments Money Management, Inc. dated October 2, 2000 (18)

          (K) Portfolio Management Agreement with Goldman Sachs & Company dated May 1, 2001 (18)

                    (i) Assumption Agreement between Goldman Sachs & Co. and Goldman Sachs Asset Management, L.P. dated June 10, 2003 (18)

                    (ii) Form of First Amendment dated July 1, 2003 to Portfolio Management Agreement with Goldman Sachs & Company (20)

                    (iii) Form of Second Amendment dated September 1, 2003 to Portfolio Management Agreement with Goldman Sachs & Company (20)

                    (iv) Amended Schedule B Compensation for Services to Series (22)

          (L) Portfolio Management Agreement with Pacific Investment Management Company, LLC dated April 30, 2001 (18)

                    (i) Amended Schedule A to Portfolio Management Agreement with Pacific Investment Management Company, LLC (20)

                    (ii) Form of First Amendment dated September 1, 2003 to Portfolio Management Agreement with Pacific Investment Management Company, LLC (20)

          (M) Portfolio Management Agreement with Morgan Stanley Investment Management Inc. dated May 1, 2002 (18)

                    (i) Form of First Amendment dated September 1, 2003 to Portfolio Management Agreement with Morgan Stanley Investment Management, Inc. (20)

                    (ii) Sub-Advisory Agreement dated December 1, 2003 between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited (22)

          (N) Portfolio Management Agreement with J.P. Morgan Fleming Asset Management (USA), Inc. dated March 26, 2002 (18)

                    (i) First Amendment dated September 1, 2003 to Portfolio Management Agreement with J.P. Morgan Fleming Asset Management (USA), Inc. (22)

                    (ii) Assumption letter dated October 28, 2003, to Portfolio Management

                           Agreement with J.P. Morgan Fleming Asset Management
                           (USA), Inc. (23)

          (O)  Portfolio Management Agreement with Janus Capital Management LLC
               (18)

                    (i) First Amendment effective July 1, 2003 to Portfolio Management Agreement between Janus Capital Management LLC (23)

                    (ii)   Schedule B Compensation for Services to Series (22)

                    (iii) Second Amendment dated September 1, 2003 with respect to the Portfolio Management Agreement with Janus Capital Management LLC (23)

                    (iv) Termination Letter with respect to the Portfolio Management Agreement between Janus Capital Management LLC and Registrant (23)

          (P) Portfolio Management Agreement with UBS Global Asset Management (Americas) Inc. dated May 1, 2003 (20)

                    (i) Form of First Amendment dated September 1, 2003 to Portfolio Management Agreement with UBS Global Asset Management (Americas) Inc. (20)

          (Q) Portfolio Management Agreement with Marsico Capital Management, LLC dated December 13, 2002 (17)

                    (i) First Amendment dated September 1, 2003 to Portfolio Management Agreement with Marsico Capital Management
                           (22)

          (R)  Sub-Advisory Agreement with Julius Baer dated September 2, 2003
               (19)

          (S) Sub-Advisory Agreement with Aeltus Investment Management, Inc. dated August 1, 2003 (22)

                    (i) Amended Schedule A with respect to the Sub-Adviser Agreement between Directed Services, Inc. and Aeltus Investment Management, Inc. (22)

                    (ii) First Amendment dated September 1, 2003 to Portfolio Management Agreement with Aeltus Investment Management, Inc. (22)

          (T) Portfolio Management Agreement with Jennison Associates, LLC dated July 31, 2002 (20)

                    (i) First Amendment dated September 1, 2003 to Portfolio Management Agreement between Jennison Associates, LLC
                           (22)

          (U) Portfolio Management Agreement with Fund Asset Management, L.P. dated

               May 1, 2002 (20)

                    (i) First Amendment dated September 1, 2003 to Portfolio Management Agreement with Fund Asset Management, L.P.
                           (22)

          (V) Portfolio Management Agreement with Evergreen Investment Management Company, LLC for ING Evergreen Health Sciences Portfolio and ING Evergreen Omega Portfolio dated May 3, 2004 -- filed herein.

          (W) Form of Portfolio Management Agreement with Legg Mason Funds Management, Inc. (22)

          (X) Portfolio Management Agreement with ING Investment Management Advisors B.V., dated March 1, 2004 (23)

                    (i) Amended Schedule A with respect to the Portfolio Management Agreement with ING Investment Management Advisors B.V. (23)

                    (ii) Amended Schedule B, Compensation for Services to the Series, with respect to the Portfolio Management Agreement with ING Investment Management Advisors B.V. (23)

     (3)  (A)  Administrative Services Agreement for The Fund For Life (1)

          (B) Administrative Services Sub-Contract between DSI, Inc. and ING Funds Services, LLC dated January 2, 2003 (18)

                    (i) Amended Schedule A to Administrative Services Sub-Contract between DSI, Inc. and ING Funds Services, LLC. (22)

                    (ii) Amended Schedule A to Administrative Services Sub-Contract between DSI, Inc. and ING Funds Services, LLC--filed herein.

          (C) Administrative and Shareholder Service Agreement dated March 31, 2000 by and between Directed Services, Inc. and Security Life of Denver Insurance Company (12)

          (D) Administrative and Shareholder Service Agreement dated December 11, 2000 by and between Directed Services, Inc. and Southland Life Insurance Company (13)

          (E) Administration Agreement dated August 21, 2003 between ING Investors Trust and ING Funds Services, LLC for ING American Funds Growth, ING American Funds International, and ING American Funds Growth-Income Portfolios (20)

          (F) Administration Agreement dated May 3, 2004 between ING Investors Trust and ING Funds Services, LLC for the LifeStyle Portfolios -- filed herein.

(e) (1) Amended and Restated Distribution Agreement dated June 14, 1996, as Amended and Restated February 26, 2002 (17)

          (A) Form of Amendment dated October 1, 2003 to Distribution Agreement dated August 21, 2003 (22)

          (B) Amended Schedule A Schedule of Series with respect to ING Investors Trust Amended and Restated Distribution Agreement for Evergreen Portfolios, Class A and Class R, effective on May 3, 2004 -- filed herein.

          (C) Amended Schedule A Schedule of Series with respect to ING Investors Trust Distribution Plan for Evergreen Portfolios, Class A, effective on May 3, 2004 -- filed herein.

     (2) Distribution Agreement dated August 21, 2003 between ING Investors Trust and Directed Services, Inc. (20)

          (A) Form of Amendment dated October 1, 2003 to Distribution Agreement dated August 21, 2003 (20)

          (B) Amended Schedule A to Distribution Agreement for the LifeStyle Portfolios -- filed herein.

(f)  Not Applicable

(g)  (1)  Custody Agreement with The Bank of New York dated January 6, 2003 (19)

          (i)  Amended Exhibit A to Custody Agreement as of February 25, 2004
               (23)

     (2)  Foreign Custody Manager Agreement dated January 6, 2003 (20)

          (i) Amended Exhibit A to the Foreign Custody Agreement as of February 25, 2004 (23)

     (3)  Fund Accounting Agreement with Bank of New York dated January 6, 2003
          (22)

          (i) Amended Exhibit A to Fund Accounting Agreement as of February 25, 2004 (23)

(h)  (1)  (A)  Shareholder Servicing Agreement (7)

               (i) Addendum dated May 24, 2002 to Shareholders Services Agreement (22)

               (ii) Amended Schedule A Schedule of Series with respect to the Shareholder Services Agreement between ING Investors Trust and Directed Services, Inc. for the Evergreen Portfolios, effective on May 3, 2004 -- filed herein.

          (B)  Form of Third Party Brokerage Agreement with Merrill Lynch (7)

          (C) Securities Lending Agreement and Guaranty with The Bank of New York and Schedule I dated August 7, 2003 (22)

               (i) Form of Letter to Bank of New York and Amended Exhibit A (22)

     (2) (A) Organizational Agreement for Golden American Life Insurance Company (1)

                    (i) Assignment Agreement dated March 20, 1991 for Organizational Agreement (for Golden American Life Insurance) (1)

                    (ii) Form of Addendum to Organizational Agreement (for Golden American Life Insurance Company) adding Market Manager Series and Value Equity Series (2)

                    (iii) Addendum dated September 25, 1995 to the Organizational Agreement adding the Strategic Equity Series (1)

                    (iv) Addendum dated December 29, 1995 to the Organizational Agreement adding the Small Cap Series
                           (14)

                    (v) Form of Addendum to the Organizational Agreement adding Managed Global Series (15)

                    (vi) Addendum dated August 19, 1997 to the Organizational Agreement adding Mid-Cap Growth Series, Research Series, Total Return Series, Growth & Income Series, Value & Growth, Global Fixed Income Series, Growth Opportunities Series, and Developing World Series (8)

                    (vii) Addendum dated February 16, 1999 to the Organizational Agreement adding International Equity Series and the Large Cap Value Series (9)

                    (viii) Addendum dated June 15, 1999 to the Organizational
                           Agreement adding Investors Series, All Cap Series and the Large Cap Growth Series (9)

                    (ix) Addendum dated May 18, 2000 to the Organizational Agreement adding Diversified Mid-Cap Series, Asset Allocation Growth Series and the Special Situations Series (4)

                    (x) Addendum dated November 16, 2000 to the Organizational Agreement adding International Equity Series (5)

                    (xi) Addendum dated February 22, 2001 to the Organizational Agreement adding Internet Tollkeeper Series (6)

                    (xii) Addendum dated February 26, 2002 to the Organizational Agreement adding: Global Franchise, Equity Growth, J.P. Morgan Fleming, Small Cap Equity, Fundamental Growth, Focus Value, International Enhanced EAFE (7)

          (B) Organizational Agreement for The Mutual Benefit Life Insurance Company (2)

                    (i) Assignment Agreement for Organizational Agreement (for The Mutual Benefit Life Insurance Company) (1)

     (3)  (A)  Settlement Agreement for Golden American Life Insurance Company
               (1)

          (B)  Assignment Agreement for Settlement Agreement (2)

          (C) Settlement Agreement for The Mutual Benefit Life Insurance Company (1)

          (D)  Assignment Agreement for Settlement Agreement (1)

     (4)       Indemnification Agreement (1)

     (5) (A) Participation Agreement dated April 30, 2003 among ING Life Insurance and Annuity Company, The GCG Trust (renamed ING Investors Trust effective May 1, 2003) and Directed Services, Inc. (18)

          (B) Participation Agreement dated April 30, 2003 among ReliaStar Life Insurance Company, The GCG Trust (renamed ING Investors Trust effective May 1, 2003) and Directed Services, Inc. (18)

          (C) Participation Agreement dated April 30, 2003 among ReliaStar Life Insurance Company of New York, The GCG Trust (renamed ING Investors Trust effective May 1, 2003) and Directed Services, Inc. (18)

          (D) Participation Agreement dated May 1, 2003 among Golden American Life Insurance Company, The GCG Trust and Directed Services, Inc.
               (22)

          (E) Form of Participation Agreement among Equitable Life Insurance Company of Iowa, The GCG Trust (renamed ING Investors Trust effective May 1, 2003) and Directed Services, Inc. (17)

          (F) Form of Participation Agreement dated May 1, 2004 among Security Life of Denver, The GCG Trust (renamed ING Investors Trust effective May 1, 2003), and Directed Services, Inc. (17)

                    (i) Amendment to Private Placement Participation Agreement dated June 27, 2003 (22)

          (G) Form of Participation Agreement among Southland Life Insurance Company, The GCG Trust (renamed ING Investors Trust effective May 1, 2003), and Directed Services, Inc. (17)

          (H) Participation Agreement dated May 1, 2003 among United Life and Annuity Insurance Co., ING Investors Trust, and Directed Services, Inc (22)

          (I) Form of Fund Participation Agreement dated September 2, 2003 among Golden American Life Insurance Company, Reliastar Life Insurance Company of New York, ING Investors Trust, ING Investments, LLC, Directed Services Inc., American Funds Insurance Series, and Capital Research and Management Company.
               (20)

          (J) Participation Agreement among ING Investors Trust (formerly, The GCG Trust), Directed Services, Inc., and Security Equity Life Insurance Company (22)

                    Assignment of and Amendment #1 to Participation Agreement Among ING Investors Trust, Directed Services, Inc., and Security Equity Life Insurance Company dated October 13, 1994 (22)

     (6) (A) Agency Agreement dated November 30, 2000 between the Funds and DST Systems, Inc. regarding ING American Funds Growth, ING American Funds International and ING American Funds Growth-Income Portfolios (20)

                    (i) Form of Amended and Restated Exhibit A to Agency Agreement dated February 25, 2004 (23)

     (7)  (A)  Allocation Agreement dated May 24, 2002-- Fidelity Bond (23)

                    (i) Amended Schedule A with respect to the Allocation Agreement-- Blanket Bond (23)

          (B) Allocation Agreement dated May 24, 2002-- Directors & Officers Liability (23)

                    (i) Amended Schedule A with respect to the Allocation Agreement-- Directors and Officers Liability (23)

          (C)  Proxy Agent Fee Allocation Agreement made August 21, 2003 (23)

                    (i) Amended Schedule A with respect to the Proxy Agent Fee Allocation Agreement (23)

          (D)  FT Interactive Fee Allocation Agreement made August 21, 2003 (23)

                    (i) Amended Schedule A with respect to the FT Interactive Fee Allocation Agreement (23)

                    (ii) Form of Amended Schedule C with respect to the FT Interactive Data Services Agreement -- filed herein.

     (8)  (A)  Form of Investment Company Institute Fee Allocation Agreement
               (23)

     (9)  (A)  Form of Securities Class Action Services Fee Allocation Agreement
               (23)

    (10) Form of Expense Limitation Agreement between the Trust and ING Investments, LLC with respect to the LifeStyle Portfolios

(i) (1) Opinion of Dechert, LLP regarding the legality of the securities being registered with regard to the Class R shares (18)

(i) (2) Opinion of Dechert, LLP regarding the legality of the securities being registered with regard to ING American Funds Growth, ING American Funds Growth-Income, and ING American Funds International Portfolios
          (19)

(i) (3) Opinion and Consent of Dechert, LLP regarding the legality of the securities being registered with regard to ING PIMCO High Yield and ING Stock Index Portfolios (20)

(i) (4) Opinion and Consent of Dechert, LLP regarding the legality of the securities being registered with regard to ING Evergreen Health Sciences, ING Evergreen Omega, ING Lifestyle

          Moderate, ING Lifestyle Aggressive Growth, ING Lifestyle Growth, and ING Lifestyle Moderate Growth Portfolios -- filed herein.

(j)  (1)  Consent of Dechert, LLP-- see exhibit (i)(4) filed herein.

(j)  (2)  Consent of KPMG, LLP-- filed herein.

(k)       Not Applicable

(1)       Initial Capital Agreement (1)

(m)(1) Rule 12b-1 Distribution Plan dated November 5, 2003 Pursuant to Rule 12b-1 (22)

                    (i) Amended Schedule A Schedule of Series with Respect to ING Investors Trust Rule 12b-1 Distribution Plan (22)

                    (ii) Reduction in fee letter for Class A shares dated August 21, 2003 (22)

(2) Shareholder Service and Distribution Plan for Class R shares dated May 29, 2003 (18)

                    (i) Form of Amended Schedule A with respect to the Shareholder Service and Distribution Plan for Class R shares dated May 29, 2003 (22)

                    (ii) Amended Schedule A to the ING Investors Trust Shareholder Service and Distribution Plan with Directed Services, Inc. extending fee waiver to Class R shares of Evergreen Fund-- filed herein.

                    (iii) Reduction in fee letter for Class R shares dated May 29, 2003 (22)

(3) ING Investors Trust Rule 12b-1 Distribution Plan for ING American Fund Growth Portfolio, ING American Funds International Portfolio and ING American Funds Growth-- Income Portfolio dated September 2, 2003 (20)

(n)       (i)  Amended Multiple Class Plan Pursuant to Rule 18f-3 dated May 29,
               2003 (18)

          (ii) Amended Multiple Class Plan Pursuant to Rule 18f-3 dated May 3, 2004 -- filed herein.

(o)       Not Applicable

(p)       Codes of Ethics

          (1)  A I M Capital Management, Inc. Code of Ethics (17)

          (2)  The GCG Trust Code of Ethics (4)

          (3)  Fidelity Management & Research Company Code of Ethics (20)

          (4)  Janus Capital Corporation Code of Ethics (20)

          (5) ING Funds, ING Investments, LLC and ING Funds Distributor Code of Ethics (23)

          (6)  Goldman Sachs & Company Code of Ethics (20)

          (7) Pacific Investment Management Company Code of Ethics dated February 1, 2004 (22)

          (8)  Baring International Investment Limited Code of Ethics (11)

          (9)  T. Rowe Price Associates, Inc. Code of Ethics (20)

          (10) Alliance Capital Management L.P. Code of Ethics (20)

          (11) J.P. Morgan Fleming Asset Management (USA) Inc., J.P. Morgan Investment Management Inc., Robert Fleming, Inc., J.P. Morgan Fleming Asset Management (London) Limited, JP International Management Limited's Code of Ethics (7)

          (12) Marsico Capital Management, LLC Code of Ethics (16)

          (13) Capital Guardian Trust Company Code of Ethics (17)

          (14) Eagle Asset Management, Inc. Code of Ethics (17)

          (15) (A)  ING Investment Management LLC Code of Ethics (17)

          (16) Massachusetts Financial Services Company Code of Ethics (17)

          (17) Salomon Brothers Asset Management, Inc. Code of Ethics (17)

          (18) UBS Global Asset Management (Americas) Inc. Code of Ethics (17)

          (19) American Funds Insurance Series Code of Ethics (20)

          (20) Aeltus Investment Management, Inc. Code of Ethics (20)

          (21) Morgan Stanley Investment Management Inc. Code of Ethics dated August 16, 2002 (22)

          (22) Evergreen Investment Management Company, LLC Code of Ethics--filed herein.

(q)            Powers of Attorney (21)

         ----------
          *    To be filed by subsequent Post-Effective Amendment
          (1) Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.
          (2) Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 26, 1997, File No. 33-23512.
          (3) Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 8, 1999 File No. 33-23512.
          (4) Incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of The GCG Trust as filed on July 14, 2000 File No. 33-23512.

          (5) Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 1, 2000 File No. 33-23512.
          (6) Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A of the GCG Trust as filed on April 27, 2001 File No. 33-23512.
          (7) Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of The GCG Trust as filed on April 24, 2002 File No. 33-23512.
          (8) Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of The GCG Trust as filed on September 2, 1997, File No. 33-23512.
          (9) Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 29, 2000 File No. 33-23512.
          (10) Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 12, 2001 File No. 33-23512.
          (11) Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 8, 2002 File No. 33-23512.
          (12) Incorporated by reference to Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1 as filed with the Securities and Exchange Commission on April 19, 2001 (File No. 33-74190).
          (13) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 for Southland Life Insurance Company and its Southland Separate Account L1 as filed with the Securities and Exchange Commission on October 13, 2000 (File No. 33-97852).
          (14) Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 22, 1995, File No. 33-23512.
          (15) Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of The GCG Trust as filed on June 14, 1996, File No. 33-23512.
          (16) Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 10, 2003, File No. 33-23512.

          (17) Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on April 30, 2003, File No. 33-23512.
          (18) Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on August 1, 2003, File No. 33-23512.
          (19) Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on September 2, 2003, File No. 33-23512.
          (20) Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on November 5, 2003, File No. 33-23512.
          (21) Incorporated by reference to Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on January 30, 2004, File No. 33-23512.
          (22) Incorporated by reference to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on February 27, 2004, File No. 33-23512.
          (23) Incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512.

Item 24.  Persons Controlled by or Under Control with Registrant.

     ING Investors Trust is a Massachusetts business trust for which separate financial statements are filed. As of April 30, 2004, ING USA Annuity and Life Insurance Company ("ING USA") and its affiliates, owned more than 25% of the Trust's outstanding voting securities, through direct ownership or through a separate account.

     ING USA and its insurance company affiliates are indirect wholly owned subsidiaries of ING Groep N.V.

     A list of persons directly or indirectly under common control with the ING Investors Trust is incorporated herein by reference to item 26 of Post-Effective Amendment No. 28 to the Registration Statement on Form N-4 (File No. 33-75988), as filed with the Securities and Exchange Commission on April 10, 2003.

Item 25.  Indemnification.

     Reference is made to Article V, Section 5.4 of the Registrant's Agreement and Declaration of Trust, which is incorporated by reference herein.

     Pursuant to Indemnification Agreements between the Trust and each Independent Trustee, the Trust indemnifies each Independent Trustee against any liabilities resulting from the Independent Trustee's serving in such capacity, provided that the Trustee has not engaged in certain disabling conduct.

     The Trust has a management agreement with Directed Services Inc. ("DSI"), and The Trust and DSI have various portfolio management agreements with the portfolio managers (the "Agreements"). Generally, the Trust will indemnify DSI and the portfolio managers under the Agreements for acts and omissions by DSI and/or the portfolio managers. Also, DSI will indemnify the portfolio managers under the Agreements for acts and omissions by the portfolio managers. Neither DSI nor the portfolio managers are indemnified for acts or omissions where DSI and/or the portfolio managers commit willful misfeasance, bad faith, gross negligence and/or by reason of reckless disregard.

     The Trust has a management agreement with ING Investments, LLC ("ING Investments") with respect to the LifeStyle Portfolios. Generally, the Trust will indemnify ING Investments from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under the management agreement between the Trust and ING Investments, except by reason of willful misfeasance, bad faith, or negligence in the performance of the ING Investment's duties, or by reason of reckless disregard of the its obligations and duties under the agreement.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Agreement and Declaration of Trust, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons or the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.  Business and Other Connections of Investment Adviser.

     Information as to the directors and officers of Directed Services, Inc. and ING Investments, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of these advisers in the last two years, is included in their separate applications for registration as investment advisers on Form ADV (File No. 801-32675 and 801-48282, respectively) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

     Information as to the directors and officers of each sub-adviser to a Portfolio of the ING Investors Trust (or in the case of the LifeStyle Portfolios, each sub-adviser to the Underlying Funds), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of each sub-adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

          SUB-ADVISER                                               FILE NUMBER
          -----------                                               -----------
          Aeltus Investment Management, Inc.                        801-9046
          A I M Capital Management, Inc.                            801-15211
          Alliance Capital Management L.P.                          801-56720
          Capital Guardian Trust Company                            801-60145
          Baring International Investment Limited                   801-15160
          Eagle Asset Management, Inc.                              801-21343
          Evergreen Investment Management Company, LLC              801-8327
          Fidelity Management & Research Company                    801-07884
          Goldman Sachs Asset Management L.P.                       801-16048
          ING Investment Management Advisors B.V.                   801-40494
          Janus Capital Management LLC                              801-13991
          Jennison Associates LLC                                   801-05608
          J.P. Morgan Investment Management Inc.                    801-21011
          Julius Baer Investment Management, Inc.                   801-18766
          Legg Mason Funds Management, Inc.                         801-57714
          Marsico Capital Management, LLC                           801-54914
          Massachusetts Financial Services Company                  801-17352
          Mercury Advisors                                          801-12485
          Pacific Investment Management                             801-48187
          Salomon Brothers Asset Management, Inc.                   801-32046
          T. Rowe Price Associates, Inc.                            801-00856
          UBS Global Asset Management (Americas) Inc.               801-34910
          Van Kampen                                                801-15757

Item 27.  Principal Underwriters.

          (a) Directed Services, Inc. serves as Distributor of Shares of ING Investors Trust.

          (b) Information as to the directors and officers of the Distributor together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on

               Form BD (File No. 08-39104) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

          (c)  Not Applicable (Underwriter Receives No Compensation)

Item 28.  Location of Accounts and Records.

          All accounts, books and other documents required to be maintained by
          Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of (a) ING Investors Trust, (b) the Investment Advisers (c) Distributor, (d) the Custodian, (e) the Transfer Agent, (f) the Sub-advisers, and (g) Sub-administrator. The address of each is as follows:

          (a)  ING Investors Trust
               7337 East Doubletree Ranch Road
               Scottsdale, AZ 85258

          (b)  Directed Services, Inc.
               1475 Dunwoody Drive
               West Chester, PA 19380

               ING Investments, LLC
               7337 East Doubletree Ranch Road
               Scottsdale, AZ 85258
               (for ING American Funds Growth, ING American Funds International,
                  ING American Funds Growth-Income Portfolios, and LifeStyle Portfolios only)

          (c)  Directed Services, Inc.
               1475 Dunwoody Drive
               West Chester, PA 19380

          (d)  Bank of New York
               One Wall Street
               New York, NY 10286

          (e)  Directed Services, Inc.
               1475 Dunwoody Drive
               West Chester, PA 19380

               DST Systems, Inc.
               P.O. Box 419368
               Kansas City, MO 64141
               (for ING American Funds Growth, ING American Funds International,
                  and ING American Funds Growth-Income Portfolios only)

          (f)  A I M Capital Management, Inc.
               11 Greenway Plaza, STE 100
               Houston, TX 77046

               Alliance Capital Management L.P.
               1345 Avenue of the Americas
               New York, NY 10105

               Baring International Investment Limited
               155 Bishopsgate
               London, England

               Capital Guardian Trust Company
               333 South Hope Street
               Los Angeles, CA 90071

               Eagle Asset Management, Inc.
               880 Carillon Parkway
               St. Petersburg, FL 33716

               Evergreen Investment Management Co., LLC
               200 Berkeley Street
               Boston, MA  02116

               Fidelity Management & Research Company
               82 Devonshire Street
               Boston, MA 02109

               Goldman Sachs Asset Management L.P.
               85 Broad Street
               New York, NY 10004

               ING Investment Management LLC
               5780 Powers Ferry Road, N.W., Suite 300
               Atlanta, GA 30327

               Janus Capital Management LLC
               100 Fillmore Street
               Denver, CO 80206

               Jennison Associates LLC
               466 Lexington Avenue
               New York, NY 10017

               J.P. Morgan Investment Management Inc.
               522 Fifth Avenue
               New York, NY 10036

               JP Morgan Fleming Asset Management (London) Limited 20 Finsbury Street
               London, England EC2Y9AQ

               Marsico Capital Management, LLC
               1200 Seventeenth Street, Suite 1300
               Denver, CO 80202

               Massachusetts Financial Services Company
               500 Boylston Street
               Boston, MA 02116

               Mercury Advisors
               800 Scudder Mill Road
               Plainsboro, NJ 08536

               Pacific Investment Management Company
               840 Newport Center Drive, Suite 300
               Newport Beach, CA 92660

               Salomon Brothers Asset Management, Inc.
               399 Park Avenue
               New York, NY 10022

               T. Rowe Price Associates, Inc.
               100 East Pratt Street
               Baltimore, MD 21202

               UBS Global Asset Management (Americas), Inc.
               One North Wacker Drive
               Chicago, IL 60606

               Van Kampen
               1221 Avenue of the Americas
               New York, NY 10020

          (g)  ING Funds Services, LLC
               7337 East Doubletree Ranch Road
               Scottsdale, AZ 85258

Item 29.  Management Services.

          There are no management-related service contracts not discussed in Part A or Part B.

Item 30.  Undertakings

          Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the securities act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and State of Arizona on the 3rd day of May, 2004.


                                                    ING INVESTORS TRUST


                                                    /s/ Huey P. Falgout, Jr.
                                                    ------------------------
                                                    Huey P. Falgout, Jr.
                                                    Secretary

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

              SIGNATURE                   TITLE                                   DATE
              ---------                   -----                                   ----
         /s/ John G. Turner*              Trustee and Chairman       )
   ------------------------------
           John G. Turner                                            )


                                          President and Chief        )
       /s/ James M. Hennessy*             Executive Officer          )
   ------------------------------
          James M. Hennessy                                          )


                                          Executive Vice President   )
                                          and Principal Financial    )
       /s/ Michael J. Roland*             Officer                    )
   ------------------------------
          Michael J. Roland                                          )        May 3, 2004


        /s/ Paul S. Doherty*              Trustee                    )
   ------------------------------
           Paul S. Doherty                                           )


       /s/ J. Michael Earley*             Trustee                    )
   ------------------------------
          J. Michael Earley                                          )


     /s/ R. Barbara Gitenstein*           Trustee                    )
   ------------------------------
        R. Barbara Gitenstein                                        )
                                                                     )


      /s/ Walter H. May, Jr. *            Trustee                    )
   ------------------------------
         Walter H. May, Jr.                                          )


      /s/ Thomas J. McInerney**           Trustee                    )
   ------------------------------
         Thomas J. McInerney                                         )


          /s/ Jock Patton*                Trustee                    )
   ------------------------------
             Jock Patton                                             )


       /s/ David W.C. Putnam*             Trustee                    )
   ------------------------------
          David W.C. Putnam                                          )


        /s/ Blaine E. Rieke*              Trustee                    )
   ------------------------------
           Blaine E. Rieke                                           )


        /s/ Roger B. Vincent*             Trustee                    )
   ------------------------------
          Roger B. Vincent                                           )


      /s/ Richard A. Wedemeyer*           Trustee                    )
   ------------------------------
        Richard A. Wedemeyer                                         )


*By: Huey P. Falgout, Jr.
     --------------------
     Huey P. Falgout, Jr.
     as Attorney-in-Fact**


** Pursuant to powers of attorney for John G. Turner, James M. Hennessy, Michael
J. Roland, Paul S. Doherty, J. Michael Earley, R. Barbara Gitenstein, Walter H. May, Jr., Thomas J. McInerney, Jock Patton, David W.C. Putnum, Blaine E. Reike, Roger B. Vincent, and Richard A. Wedemeyer dated December 1, 2003 and filed with the Securities and Exchange Commission on January 30, 2004 and incorporated by reference to Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A of ING Investors Trust as filed on January 30, 2004, File No. 33-23512.

                               ING INVESTORS TRUST

                          EXHIBIT INDEX (5/3/04 FILING)

 EXHIBIT NAME                             NAME OF EXHIBIT
 ------------                             ---------------
(d)(1)(A)(iii)      Amended Schedule A with respect to the Management Agreement with Directed Services, Inc. for the Evergreen Portfolios

(d)(1)(A)(iv)       Amended Schedule B Compensation for Services to Series with
                    Directed Services, Inc. and agreement letter for the
                    Evergreen Portfolios

(d)(1)(C) Investment Management Agreement with ING Investments, LLC for ING Lifestyle Portfolios dated February 25, 2004

(d)(2)(V)           Portfolio Management Agreement with Evergreen Investment
                    Management Company, LLC for ING Evergreen Health Sciences
                    Portfolio and ING Evergreen Omega Portfolio dated May 3,
                    2004.

(d)(3)(B)(ii)       Amended Schedule A to Administrative Services Sub-Contract
                    between DSI, Inc. and ING Funds Services, LLC

(d)(3)(F)           Administration Agreement dated May 3, 2004 between ING
                    Investors Trust and ING Funds Services, LLC for the
                    LifeStyle Portfolios

(e)(1)(B)           Amended Schedule A Schedule of Series with respect to ING
                    Investors Trust Amended and Restated Distribution Agreement for Evergreen Portfolios, effective on May 3, 2004.

(e)(1)(C)           Amended Schedule A Schedule of Series with respect to ING
                    Investors Trust Distribution Plan for Evergreen Portfolios,
                    Class A, effective on May 3, 2004

(e)(2)(B)           Amended Schedule A to Distribution Agreement for the
                    LifeStyle Portfolios

(h)(1)(A)(ii)       Amended Schedule A Schedule of Series with respect to the
                    Shareholder Services Agreement between ING Investors Trust and Directed Services, Inc. for the Evergreen Portfolios,
                    effective on May 3, 2004

(h)(10) Form of Expense Limitation Agreement between the Trust and ING Investments, LLC with respect to the LifeStyle
                    Portfolios


(h)(7)(D)(ii)       Form of Amended Schedule C with respect to the FT
                    Interactive Data Services Agreement

(i)(4) Opinion and Consent of Dechert, LLP regarding the legality of the securities being registered with regard to ING
                    Evergreen Health Sciences, ING Evergreen Omega, ING
                    Lifestyle Moderate, ING Lifestyle Aggressive Growth, ING
                    Lifestyle Growth, and ING Lifestyle Moderate Growth
                    Portfolios

(j)(2)              Consent of KPMG, LLP

(m)(2)(ii)          Amended Schedule A to the ING Investors Trust Shareholder
                    Service and Distribution Plan with Directed Services, Inc.
                    extending fee waiver to Class R shares of Evergreen Fund, dated February 25, 2004

(n)(ii)             Amended Multiple Class Plan Pursuant to Rule 18f-3 dated May
                    3, 2004

(p)(22)             Evergreen Investment Management Company, LLC Code of Ethics
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